UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices)(Zip code)

James Ash

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

10/31

Date of reporting period: 4/30/14

Item 1.  Reports to Stockholders.

THIS SEMI-ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

The first half of the fiscal year has been interesting to say the least. After hitting record highs in December, the three major U.S. stock indices (S&P 500, Dow Jones Industrial Average, and the NASDAQ Composite) took a downward turn in January sending shockwaves of fear through investors with volatility levels not seen in over a year.

At the same time, domestic bonds performed better than expected as interest rates fell at the start of 2014. After interest rates hit a two-year high at the end of 2013, many investors had anticipated that rates would rise further in the wake of the Federal Reserve’s pull-back in monthly purchases of Treasury bonds coupled with generally positive economic data.

Outside the U.S., economic slowdown in China, continued struggles in Europe, political tensions in the Ukraine, and deteriorating prospects in emerging markets elevated concerns for international stock investors. International bonds, on the other hand, performed better than expected, outperforming U.S. bonds by over 1 percent over the six month fiscal period ended April 30, 2014.

Looking forward, our belief continues to be that interest rates will rise, although the time period in which that may occur has lengthened from what we had initially expected. As mentioned above, continued positive economic data and the Fed showing no signs of pause in its taper of government bond buying leads some economists to believe we are on an economic upswing.

Holding true to our core investment philosophy as a conservative strategic investment adviser, we added two mutual funds to the Dunham Funds family at the beginning of the fiscal year. The Dunham Floating Rate Bond Fund and the Dunham International Opportunity Bond Fund have added diversification to the Dunham Fund Family, different risk exposure, and income-producing features to our already robust lineup of fixed income mutual funds.

On the equity side, we recently consolidated the Dunham Funds family by liquidating the Dunham Large Cap Growth Fund and retaining the Dunham Focused Large Cap Growth Fund. We did this in order to eliminate a level of overlap that we believe will benefit our investors. The Dunham family of mutual funds is currently composed of 16 funds across a broad array of asset classes that we believe give investors vast options to construct portfolios of well-diversified investments in various market environments.

We thank you for entrusting us with your assets and pledge to continue to provide you with the highest level of service and investment expertise for years to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates Investment Counsel, Inc.
April 30, 2014

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Investment-grade bonds, as measured by the Barclays Aggregate Bond Index, rose 1.7 percent in the six-month period ended April 30, 2014 while Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, lost 0.1 percent.  Long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, saw an increase of 4.3 percent over the same time period.  Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Master Index, did not did not perform as well as the long-term Treasuries, but still managed a 3.7 percent gain.  High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, rose 5.0 percent and outperformed the intermediate-term Treasury bonds by 5.1 percent during the six-month time period.

The Sub-Adviser attempted to balance risk versus reward by choosing to emphasize lower duration bonds while also overweighting lower credit quality securities that have been outperforming in recent quarters. The average effective duration of a position held by the Sub-Adviser was 4.3 years while the benchmark index had an average duration of 5.6 years. This allocation mostly benefited the Fund despite some volatility in Treasury yields. The 10-year Treasury yield began the six-month period at 2.62 percent before it rose to 3.03 percent in December, then ended the period nearly where it started at 2.64 percent. The average credit rating in the Fund was Baa1 versus Aa2 for the benchmark. The lower credit quality enhanced overall performance during the six-month period, as intermediate-term Treasury securities lagged the benchmark significantly. However, the Fund's lower effective duration detracted somewhat as Treasury yields ended the period lower than at the beginning of the fiscal year.

Corporate high-yield securities were the single largest contributor to performance over the six-month period ended April 30, 2014. The Sub-Adviser maintained a significant overweight to these bonds rated below investment-grade, investing 33 percent of the Fund in such securities while the index held less than 1 percent. The Fund also outperformed in this sector on a relative basis, beating corporate high-yield securities within the benchmark by a wide margin. Forrest Laboratories, Inc.  4.875% due 2/15/21 (345829AE6), a pharmaceutical company that develops drugs, was a major contributor to overall performance of the Fund. It was announced the firm would be acquired by Actavis Plc (ACT), a generic drug maker, for $25 billion in a cash and stock deal. It is anticipated that this merger would result in Actavis maintaining its investment grade rating, benefitting holders of the Forrest Laboratories debt. Spreads on the bonds tightened from 260 basis points over Treasuries with similar maturities at issuance to the 150 basis point range. Forrest Laboratories bonds are expected to be upgraded to Baa upon closing of the transaction.

Exposure to emerging markets debt had a relatively neutral effect on the Fund as it is a small percentage of both the benchmark index and of the Sub-Adviser’s holdings. Positions in the Fund outperformed during the period from November until the end of January and then underperformed from the beginning of February until April 30. One of the factors in the underperformance toward the end of the six-month period was the Fund's exposure to Russian bonds.  Novatek Finance Ltd. 4.422% due 12/13/22 (66989PAC4), a natural gas producer, had a severe decline in April due to the ongoing situation in Ukraine and the threat of sanctions by the U.S. and Europe against Russia. The Sub-Adviser emphasized that the firm is the largest independent natural gas producer in Russia and the number two overall gas producer behind state-owned Gazprom (GAZG.EX). The Sub-Adviser believes that the situation in Russia should cool down over time and that the bond will recover, noting the firm’s relatively substantial size and enterprise value of $32 billion.

The Sub-Adviser believes U.S. economic growth will pick up slightly in the coming fiscal quarter. The Sub-Adviser also anticipates that spreads on corporate bonds over maturities with similar maturities are expected to remain tight while demand for bonds will help to support stable interest rates. The Sub-Adviser believes that slower economic growth, low inflation, and a labor market that is weaker than many think will also help to keep rates low, cautioning that rates may increase if the economic growth is higher than expected. However, it is considering scenarios that include the 10-Year Treasury rate remaining in the low single digits through the end of the calendar year.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	2.30%	0.25%	3.92%	6.07%	4.76%
Class C Class A with load of 4.50% Class A without load	1.93% (2.34)% 2.25%	(0.52)% (4.51)% 0.00%	3.15% 2.10% 3.68%	5.28% 4.83% 5.81%	3.98% 4.22%* 4.88%*
Morningstar Intermediate-Term Bond Category	3.39%	(0.08)%	3.81%	6.53%	4.23%
Barclays Aggregate Bond Index	1.74%	(0.26)%	3.60%	4.88%	5.03%

*Class A commenced operations on January 3, 2007.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.15% for Class N, 1.90% for Class C and 1.40% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund
April 30, 2014
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BONDS & NOTES - 57.6%
AEROSPACE/DEFENSE - 0.3%
AAR Corp.	$ 120,000	7.250%		1/15/2022	$ 130,500
Spirit AeroSystems, Inc. - 144A	30,000	5.250		3/15/2022	30,488
					160,988
AIRLINES ABS - 1.2%
Air Canada 2013-1 Class B Pass Through Trust - 144A	114,500	5.375		5/15/2021	117,649
Continental Airlines 2009-2 Class A Pass Through Trust	247,823	7.250		11/10/2019	289,953
United Airlines 2009-2A Pass Through Trust	195,317	9.750		1/15/2017	224,614
					632,216
AUTO PARTS & EQUIPMENT - 0.4%
Meritor, Inc.	215,000	6.750		6/15/2021	228,437

AUTOMOBILE ABS - 1.1%
Capital Auto Receivables Asset Trust / Ally 2013-1 C	590,000	1.740		10/22/2018	591,092

BANKS - 9.8%
Banco de Credito del Peru - 144A	170,000	6.125	+	4/24/2027	178,840
Banco de Credito e Inversiones - 144A	325,000	4.000		2/11/2023	320,300
Banco Internacional del Peru SAA -144A	200,000	6.625	+	3/19/2029	206,000
Banco Santander Chile - 144A	300,000	3.875		9/20/2022	296,375
Banco Votorantim SA - 144A	275,000	7.375		1/21/2020	301,469
Bank of America Corp	175,000	5.625		7/1/2020	200,260
Barclays Bank PLC - 144A	270,000	6.050		12/4/2017	306,761
Goldman Sachs Group Inc.	185,000	5.750		1/24/2022	211,418
Goldman Sachs Group Inc.	105,000	5.700	+	Perpetual	107,244
JPMorgan Chase & Co	40,000	6.125		6/27/2017	45,372
JPMorgan Chase & Co	200,000	3.250	+	9/23/2022	197,973
JPMorgan Chase & Co	300,000	5.150		Perpetual	285,375
Macquarie Bank Ltd. - 144A	17,000	6.625		4/7/2021	19,374
Morgan Stanley	185,000	4.100		5/22/2023	184,129
Morgan Stanley	225,000	6.375		7/24/2042	277,602
Morgan Stanley	105,000	5.45	+	Perpetual	105,945
PNC Financial Services Group, Inc.	255,000	4.850	+	Perpetual	240,656
Russian Agricultural Bank OJSC Via RSHB Capital SA - 144A	300,000	5.100		7/25/2018	282,375
Turkiye Garanti Bankasi AS - 144A	330,000	5.250	+	9/13/2022	327,525
UBS AG/Stamford CT	650,000	7.625		8/17/2022	773,598
VTB Bank OJSC Via VTB Capital SA - 144A	265,000	6.000		4/12/2017	260,362
Zions Bancorporation	115,000	4.500		6/13/2023	115,656
					5,244,609
BUILDING MATERIALS - 0.2%
CPG Merger Sub LLC-144A	85,000	8.000		10/1/2021	91,163

CHEMICALS - 1.5%
Hexion US Finance Corp.	170,000	6.625		4/15/2020	177,438
New Market Corp.	305,000	4.100		12/15/2022	302,310
Nufarm Australia Ltd.-144A	115,000	6.375		10/15/2019	119,169
Tronox Finance LLC	175,000	6.375		8/15/2020	179,375
					778,292
COAL - 0.1%
Consol Energy, Inc. - 144A	70,000	5.8750		4/15/2022	72,275

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2014
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
COMMERCIAL MBS - 6.6%
A10 Securitization 2013-1 B LLCA10 2013-1 B - 144A	$ 300,000	4.120%		11/15/2025	$ 299,158
Aventura Mall Trust 2013-AVM - 144A	100,000	3.867	+	12/5/2032	101,876
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 A4B	580,000	4.943		9/11/2042	608,593
Bear Stearns Commercial Mortgage Securities Trust 2007-TOP28 A3	101,267	5.793		9/11/2042	101,450
CD 2006-CD2 Mortgage Trust 2006-CD2 A2	620,000	5.550	+	1/15/2046	630,963
Citigroup Commercial Mortgage Trust 2008-C7	95,000	6.341	+	12/10/2049	106,969
Extended Stay America 2013-ESH - 144A	300,000	2.958		12/5/2031	300,570
Government National Mortgage Association 2012-147 AK	497,983	2.587	+	4/16/2054	513,177
LB-UBS Commercial Mortgage Trust 2007-C7 A3	64,131	5.866	+	9/15/2045	72,564
Morgan Stanley Capital I Trust 2005-IQ10 A4B	510,000	5.284	+	9/15/2042	537,307
Morgan Stanley Capital I Trust 2007-IQ14 AM	224,000	5.896	+	4/15/2049	236,932
					3,509,559
COMMERCIAL SERVICES - 1.8%
ADT Corp.- 144A	180,000	6.250		10/15/2021	188,100
Ahern Rentals, Inc.- 144A	195,000	9.500		6/15/2018	217,913
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	150,000	5.500		4/1/2023	152,250
Interactive Data Corp -144A	80,000	5.875		4/15/2019	80,950
Iron Mountain, Inc.	195,000	5.750		8/15/2024	193,538
United Rentals North America, Inc.	110,000	5.750		11/15/2024	114,262
					947,013
COSMETICS / PERSONAL CARE - 0.2%
Elizabeth Arden, Inc. - 144A	75,000	7.375		3/15/2021	82,688

DIVERSIFIED FINANCIAL SERVICES - 3.3%
Aircastle Ltd.	200,000	5.125		3/15/2021	201,500
Denali Borrower LLC / Denali Finance Corp. - 144A	85,000	5.625		10/15/2020	87,550
Ford Motor Credit Co. LLC.	270,000	5.750		2/1/2021	310,846
General Electric Capital Corp.	100,000	7.125	+	Perpetual	115,181
General Electric Capital Corp.	200,000	5.250	+	Perpetual	197,750
Icahn Enterprises LP / Icahn Enterprises Finance Corp. - 144A	10,000	4.875		3/15/2019	10,163
Icahn Enterprises LP / Icahn Enterprises Finance Corp. - 144A	55,000	6.000		8/1/2020	58,300
Icahn Enterprises LP / Icahn Enterprises Finance Corp. - 144A	100,000	5.875		2/1/2022	101,750
Jefferies Group LLC	65,000	6.875		4/15/2021	75,843
Macquarie Group Ltd.- 144A	125,000	6.250		1/14/2021	140,992
Nationstar Mortgage LLC / Nationstar Capital Corp.	200,000	6.500		6/1/2022	190,000
SLM Corp.	200,000	5.500		1/25/2023	137,750
Walter Investment Management Corp. - 144A	135,000	7.875		12/15/2021	134,663
					1,762,288
ELECTRIC - 0.3%
Electricite de France SA - 144A	165,000	5.250	+	Perpetual	168,795

ELECTRONICS - 0.5%
Rexel SA - 144A	245,000	5.250		6/15/2020	253,575

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2014
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
ENTERTAINMENT - 1.5%
GLP Capital LP / GLP Financing II Inc. - 144A	$ 10,000	4.375%		11/1/2018	$ 10,375
GLP Capital LP / GLP Financing II Inc. - 144A	85,000	4.875		11/1/2020	87,975
GLP Capital LP / GLP Financing II Inc. - 144A	5,000	5.375		11/1/2023	5,175
Isle of Capri Casinos, Inc.	125,000	5.875		3/15/2021	125,312
Mohegan Tribal Gaming Authority - 144A	190,000	9.750		9/1/2021	209,950
Penn National Gaming Inc .- 144A	120,000	5.875		11/1/2021	116,100
Six Flags Entertainment Corp. - 144A	245,000	5.250		1/15/2021	248,063
United Artists Theatre Circuit Inc. 1995-A Pass Through Trust *	1,840	9.300		7/1/2015	1,866
					804,816
FOOD - 1.0%
Flowers Foods, Inc.	300,000	4.375		4/1/2022	309,903
Ingles Markets, Inc.	100,000	5.750		6/15/2023	100,250
Smithfield Food, Inc. - 144A	110,000	5.875		8/1/2021	115,912
					526,065
FOREST PRODUCTS & PAPER - 0.5%
Sappi Papier Holding GmbH - 144A	265,000	7.750		7/15/2017	276,925

HEALTHCARE-SERVICES - 0.9%
Centene Corp.	105,000	4.750		4/1/2022	105,656
CHS/Community Health Systems, Inc. - 144A	30,000	5.125		8/1/2021	30,750
CHS/Community Health Systems, Inc. - 144A	30,000	6.875		2/1/2022	31,237
IASIS Healthcare LLC / IASIS Capital Corp.	70,000	8.375		5/15/2019	74,550
Select Medical Corp. - 144A	90,000	6.375		6/1/2021	93,150
Select Medical Corp. - 144A	50,000	6.375		6/1/2021	51,750
Tenet Healthcare Corp.-144A	100,000	8.125		4/1/2022	111,250
					498,343
HOLDING COMPANIES-DIVERSIFIED - 0.7%
Hutchison Whampoa International 12 Ltd. - 144A	185,000	6.000	+	Perpetual	199,800
KOC Holding AS - 144A	200,000	3.500		4/24/2020	188,500
					388,300
HOME BUILDERS - 0.6%
Brookfield Residential Properties, Inc. - 144A	120,000	6.500		12/15/2020	126,900
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. - 144A	190,000	5.250		4/15/2021	192,850
					319,750
HOME EQUITY ABS - 2.1%
Bayview Financial Mortgage Pass-Through Trust 2006-A 1A4 (a)	560,000	6.087		2/28/2041	589,140
GSAA Trust 2005-1 AF4(a)	510,070	5.421		11/25/2034	546,525
					1,135,665
INSURANCE - 1.9%
Allstate Corp.	200,000	5.750	+	8/15/2053	214,375
Chubb Corp.	85,000	6.375	+	3/29/2067	94,775
Genworth Holdings, Inc.	205,000	4.900		8/15/2023	220,113
Prudential Financial, Inc.	370,000	5.625	+	6/15/2043	383,875
Voya Financial, Inc.	125,000	2.650	+	5/15/2053	125,613
					1,038,751
INTERNET - 0.2%
Equinix, Inc.	130,000	4.875		4/1/2020	133,250

IRON/STEEL - 1.6%
Carpenter Technology Corp.	300,000	4.450		3/1/2023	303,136
Gerdau Trade, Inc. - 144A	370,000	4.750		4/15/2023	359,825
United States Steel Corp.	180,000	6.875		4/1/2021	194,400
					857,361

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2014
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
LODGING - 0.8%
Boyd Gaming Corp.	$ 110,000	9.000%		7/1/2020	$ 121,962
MGM Resorts International	115,000	6.750		10/1/2020	127,374
Station Casinos LLC	170,000	7.500		3/1/2021	182,750
					432,086
MEDIA - 1.0%
CCU Escrow Corp. - 144A	20,000	10.000		1/15/2018	19,650
Clear Channel Worldwide Holdings, Inc.	250,000	7.625		3/15/2020	270,625
Sirius XM Radio Inc. - 144A	245,000	4.250		5/15/2020	235,812
					526,087
METAL FABRICATE/HARDWARE - 0.4%
TMK OAO Via TMK Capital SA-144A	245,000	6.750		4/3/2020	210,088

OIL & GAS - 4.6%
BreitBurn Energy Partners LP / BreitBurn Finance Corp.	190,000	7.875		4/15/2022	206,625
Calumet Specialty Products Partners LP/Calumet Finance Corp.	105,000	6.500		4/15/2021	105,000
Denbury Resources, Inc.	105,000	5.500		5/1/2022	106,313
Endeavor Energy Resources LP / EER Finance, Inc. - 144A	30,000	7.000		8/15/2021	31,800
Forest Oil Corp.	115,000	7.250		6/15/2019	101,487
Novatek OAO via Novatek Finance Ltd. - 144A	305,000	4.422		12/13/2022	253,150
Pacific Rubiales Energy Corp. - 144A	180,000	5.375		1/26/2019	185,400
Parker Drilling Co. - 144A	240,000	7.500		8/1/2020	258,000
Petrobras International Finance Co.	300,000	5.375		1/27/2021	308,736
Petroleos Mexicanos	655,000	3.500		1/30/2023	622,250
Petroleos Mexicanos - 144A	45,000	4.875		1/18/2024	46,676
Plains Exploration & Production Co.	235,000	6.875		2/15/2023	264,375
					2,489,812
OIL & GAS SERVICES - 0.8%
Compagine Generale de Geophysique Veritas, SA	235,000	6.500		6/1/2021	237,938
Weatherford International Ltd/Bermuda	175,000	4.500		4/15/2022	184,871
					422,809
OTHER ABS - 0.5%
Countrywide Asset-Backed Certificates 2005-1 AF5A (a)	300,000	5.497	+	7/25/2035	290,213

PACKAGING & CONTAINERS - 0.4%
Beverage Packaging Holdings Luxembourg II SA - 144A	200,000	6.000		6/15/2017	206,500

PHARMACEUTICALS - 0.4%
Catamaran Corp.	85,000	4.750		3/15/2021	85,850
Forest Laboratories, Inc. - 144A	115,000	4.875		2/15/2021	122,763
					208,613
PIPELINES - 0.7%
Regency Energy Partners LP / Regency Energy Finance Corp.	165,000	5.875		3/1/2022	173,250
Williams Cos., Inc.	230,000	3.700		1/15/2023	212,752
					386,002
REAL ESTATE - 0.2%
WP Carey, Inc.	110,000	4.600		4/1/2024	112,470

REITS - 1.8%
Corporate Office Properties LP	315,000	3.600		5/15/2023	299,261
DDR Corp.	145,000	7.875		9/1/2020	181,572
Digital Realty Trust LP	160,000	5.250		3/15/2021	169,498
Highwoods Realty LP	305,000	3.625		1/15/2023	294,855
MPT Operating Partnership LP / MPT Finance Corp.	35,000	5.500		2/1/2021	35,875
					981,061
RETAIL - 1.5%
Bon-Ton Department Stores, Inc.	200,000	8.000		6/15/2021	191,500
Guitar Center, Inc. - 144A	25,000	9.625		4/15/2020	23,438
Hot Topic, Inc. - 144A	125,000	9.250		6/15/2021	137,187

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2014
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
RETAIL - 1.5% (continued)
Landry's, Inc. - 144A	$ 125,000	9.375%		5/1/2020	$ 138,437
QVC, Inc.	310,000	4.375		3/15/2023	308,237
					798,799
SOFTWARE - 1.0%
First Data Corp. - 144A	145,000	8.250		1/15/2021	156,962
First Data Corp. - 144A	100,000	8.750		1/15/2022	109,500
First Data Corp.	125,000	11.750		8/15/2021	133,750
First Data Holdings, Inc. - 144A	117,282	14.500		9/24/2019	113,617
Infor Software Parent LLC / Infor Software Parent, Inc. - 144A	30,000	7.125		5/1/2021	30,300
					544,129
TELECOMMUNICATIONS - 3.0%
AT&T, Inc.	315,000	3.875		8/15/2021	330,309
CenturyLink, Inc.	110,000	6.450		6/15/2021	119,075
Cincinnati Bell, Inc.	125,000	8.375		10/15/2020	138,125
Digicel Group Ltd.-144A	200,000	8.250		9/30/2020	214,000
Intelsat Jackson Holdings SA - 144A	210,000	5.500		8/1/2023	206,325
Sprint Corp. - 144A	170,000	7.250		9/15/2021	185,938
Telefonica Emisiones SAU	265,000	4.570		4/27/2023	278,179
Windstream Corp.	115,000	7.750		10/15/2020	124,775
					1,596,726
TRANSPORTATION - 0.3%
Gulfmark Offshore, Inc.	115,000	6.375		3/15/2022	119,888
PHI, Inc. - 144A	45,000	5.250		3/15/2019	45,787
					165,675
WL COLLATERAL CMO - 1.9%
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 2CB2	93,907	6.750		8/25/2034	103,247
Citigroup Mortgage Loan Trust, Inc. 2004-UST1 A3	147,888	2.303	+	8/25/2034	147,679
GSMPS Mortgage Loan Trust 2006-RP1-1A4 - 144A	239,866	8.500		1/25/2036	260,394
MASTR Alternative Loan Trust 2004-4	146,069	5.500		4/25/2034	158,937
MASTR Alternative Loan Trust 2007-1	132,171	0.752	+	10/25/2036	127,459
WaMu Mortgage Pass-Through Certificates Series 2003-S8 A2 Trust	192,625	5.000		9/25/2018	199,663
					997,379

TOTAL BONDS & NOTES (Cost - $30,349,663)					30,870,665

FOREIGN GOVERNMENT BOND - 0.8%
Hungary Government International Bond	68,000	5.750		11/22/2023	72,760
Morocco Government International Bond - 144A	300,000	4.250		12/11/2022	289,875
Poland Government International Bond	86,000	4.000		1/22/2014	87,161
TOTAL FOREIGN GOVERNMENT BOND - (Cost - $456,130)					449,796

MUNICIPAL - 1.5%
County of Jefferson AL Sewer Revenue	100,000	6.000		10/1/2042	106,154
Iowa Finance Authority	70,000	5.500		12/1/2022	71,412
Rockdale County Water & Sewerage Authority	305,000	3.060		7/1/2024	289,213
San Diego County Regional Airport Authority	325,000	5.594		7/1/2043	342,622
TOTAL MUNICIPAL - (Cost - $803,999)					809,401

U.S. GOVERNMENT & AGENCY - 27.2%
U.S. GOVERNMENT AGENCY - 12.3%
Fannie Mae Pool 735061	66,076	6.000		11/1/2034	74,624
Fannie Mae Pool 866009	97,892	6.000		3/1/2036	109,882
Fannie Mae Pool 938574	474,398	5.500		9/1/2036	529,865
Fannie Mae Pool 310041	221,370	6.500		5/1/2037	249,821
Fannie Mae Pool 909141	30,996	6.000		1/1/2038	35,095
Fannie Mae Pool 909153	26,955	6.000		2/1/2038	30,521
Fannie Mae Pool 909175	73,291	5.500		4/1/2038	81,137
Fannie Mae Pool 909220	168,501	6.000		8/1/2038	188,606

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2014
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
U.S. GOVERNMENT AGENCY - 12.3% (Continued)
Fannie Mae Pool 929191	$ 196,808	6.000%		3/1/2038	$ 222,970
Fannie Mae Pool 962752	63,112	5.000		4/1/2038	70,191
Fannie Mae Pool 975649	312,222	6.000		7/1/2038	349,491
Fannie Mae Pool AA7001	372,137	5.000		6/1/2039	411,740
Fannie Mae Pool AD0727	598,868	6.000		8/1/2039	671,545
Fannie Mae Pool AO8769	1,713,190	3.500		8/1/2042	1,741,002
Freddie Mac Gold Pool G01499	37,661	7.000		1/1/2033	43,325
Freddie Mac Gold Pool G01980	436,241	5.000		12/1/2035	485,277
Freddie Mac Gold Pool G06380	1,056,514	6.500		2/1/2035	1,194,994
Freddie Mac Gold Pool G05888	106,269	5.500		10/1/2039	117,207
					6,607,293
U.S. TREASURY OBLIGATIONS - 14.9%
United States Treasury Note	5,405,000	0.250		11/30/2015	5,405,211
United States Treasury Note	1,070,000	0.375		4/30/2016	1,069,123
United States Treasury Bond	1,500,000	1.750		5/15/2023	1,399,453
United States Treasury Bond	120,000	3.125		2/15/2043	112,809
					7,986,596

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $14,531,060)					14,593,889

BANK LOANS - 8.3%
Altisource Solutions	139,592	4.500		11/27/2019	139,650
American Airlines Inc.	231,252	3.750		6/21/2019	231,145
American Renal Holdings, Inc.	280,000	8.500		2/20/2020	280,525
Applied Systems, Inc.	3,000	8.750		1/14/2022	3,045
Asurion LLC.	55,000	8.500		2/19/2021	56,581
Atlantic Power Ltd.	26,000	4.750		2/19/2021	26,228
Bauer Performance Sports	84,000	4.500		4/1/2021	84,070
Blue Coat Systems Inc.	165,000	9.500		6/28/2020	167,062
CBAC Borrower, LLC	57,000	8.250		7/2/2020	59,423
CHG Companies	12,478	9.000		11/19/2020	12,689
Clear Channel Communication, Inc.	179,745	6.914		1/30/2019	178,613
CSC Holdings LLC.	51,671	0.000		5/22/2018	52,252
Fieldwood Energy	140,000	8.375		9/30/2020	144,857
FMG Resources	295,515	4.250	+	10/18/2017	295,867
Harland Clarke Holdings	21,862	6.000		8/30/2019	22,013
Houghton International Inc.	241,937	5.750	+	12/20/2019	241,333
INC Research LLC	89,405	5.750	+	7/12/2018	89,461
International Equipment Sol	118,500	5.500	+	8/16/2019	119,018
Inventiv Health Inc.	119,990	6.000	+	8/4/2016	120,441
Kronos, Inc.	8,000	9.750		4/30/2020	8,270
Mitchell Internationa, Inc.	19,000	8.500		10/11/2021	19,416
National Mentor Holdings	62,000	9.750		4/11/2020	61,845
Navistar Inc.	166,667	5.750	+	8/17/2017	169,652
Noranda Aluminum Acquisition	186,620	5.750	+	2/28/2019	179,154
Peppermill Casinos, Inc.	242,544	7.250	+	11/9/2018	249,214
Reginal Care Hospital, Inc.	47,000	0.000	+	3/24/2019	46,853
Rite Aid Corp.	16,000	5.000	+	8/21/2020	16,350
RP Crown Parent LLC	181,484	6.000	+	12/21/2018	181,386
Saxon Energy Services, Inc.	206,910	4.250	+	2/13/2019	208,332
SESAC Inc.	272	4.750	+	2/8/2019	273
Sheridan Holdings, Inc.	72,000	8.250		12/31/2021	73,800
Sorenson Communications, Inc.	183,612	9.500	+	10/31/2014	183,842
Sungard Availability	74,000	5.000		3/25/2019	73,745
Surgery Center	133,280	6.000	+	4/11/2019	134,280
TWCC Holding Corp.	98,000	7.000	+	6/26/2020	97,714
United Surgical Partners Intl Inc.	96,030	4.750	+	4/3/2019	96,510
Zuffa, LLC	304,394	4.500	+	2/25/2020	303,481
TOTAL BANK LOANS - (Cost - $4,399,527)					4,428,390

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2014

Security	Shares	Dividend Rate		Maturity Date	Value
PREFERRED STOCK - 1.5%
BANKS - 1.5%
GMAC Capital Trust I	$ 17,600	8.125	%+	2/15/2040	$ 483,824
Zions Bancorporation	10,800	6.950	+	9/15/2028	286,740
TOTAL PREFERRED STOCK - (Cost - $710,000)					770,564

SHORT-TERM INVESTMENT - 3.5%
MONEY MARKET FUND - 3.5%
Fidelity Institutional Money Market Funds - Government Portfolio
TOTAL SHORT-TERM INVESTMENT - (Cost - $1,866,713)	1,866,713	0.010	+		1,866,713

TOTAL INVESTMENTS - 100.4% (Cost - $53,117,092)					$ 53,789,418
LIABILITIES LESS OTHER ASSETS - (0.4) %					(222,535)
NET ASSETS - 100.0%					$ 53,566,883

ABS - Asset Backed Security
MBS - Mortgage Back Security
CMO - Collateralized Mortgage Obligation
REIT - Real Estate Investment Trust
+ Variable rate security. Interest rate is as of April 30, 2014.
* The value of this security has been determined in good faith under the policies of the Board of Trustees.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Step-Up Bond; the interest rate shown is the rate in effect as of April 30, 2014.

Portfolio Composition * - (Unaudited)
Corporate Notes & Bonds	57.40%	Municipal			1.50%
U.S. Government & Agencies Notes & Bonds	27.20%	Preferred Stock			1.40%
Bank Loans	8.20%	Foreign Government			0.80%
Short-Term Investment	3.50%	Total			100.00%
* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, LLC)

Market neutral investment strategies, as measured by the IQ Market Neutral Beta Index, rose 1.6 percent during the first half of the fiscal year six months ended April 30, 2014. Market neutral strategies rose 1.7 percent during the second fiscal quarter after generally flat performance in the first fiscal quarter. Conversely, merger arbitrage strategies, as measured by the Credit Suisse Merger Arbitrage Liquid Index, decreased 0.03 percent during the second fiscal quarter, after falling 0.5 percent in the first fiscal quarter. Absolute return strategies, as measured by the HFRX Absolute Return Index, rose 1.8 percent over the first half of the fiscal year. Event driven strategies, as measured by the Credit Suisse Event Driven Liquid Index, rose 4.3 percent during the same period, outperforming market neutral strategies, absolute return strategies, and merger arbitrage strategies, in general. The Sub-Adviser implements a variety of strategies in the Fund that attempt to take advantage of what it believes are the most attractive rewards for the lowest amount of risk.

Although recent reports have shown merger activity reaching pre-crisis levels, merger arbitrage strategies generally experienced a difficult six-month period. The dollar volume of deal activity has already eclipsed $1 trillion since the start of 2014, although cash deals made up a much lower percentage of deal activity than in previous periods in spite of generally low credit rates. Approximately 22 percent to 35 percent of the Fund was allocated to the merger arbitrage strategy during the past six-month period. Some deals closed during the period, including Endo International PLC's (ENDP) acquisition of Paladin Labs Inc. (PLB CN) and Loblaw Companies Ltd.'s (L CN) acquisition of Shoppers Drug Mart Corp. (SC CN). The acquisition of Paladin Labs Inc., a specialty pharmaceutical provider, expanded Endo International PLC's reach as a global specialty healthcare company. Loblaw Companies Ltd.'s acquisition of Shoppers Drug Mart Corp. grew its retail and wholesale distribution network in Canada.  New deals added to the Fund during the six-month period that had not yet closed as of April 30, 2014 included the announced acquisition of the maker of the Botox wrinkle treatment, Allergan Inc. (AGN), by Valeant Pharmaceuticals International (VRX CN). In addition, a new pharmaceutical-related merger was announced as Actavis Inc. (ACT) agreed to acquire Forest Laboratories Inc. (FRX).

The Sub-Adviser primarily seeks to manage risk by utilizing the various strategies implemented within the Fund. For example, the Sub-Adviser generally increased the Fund's exposure to risk reversal and collar options strategies from almost 38 percent at the beginning of the fiscal year to 58 percent at the end of the most recent fiscal quarter. Each of these options strategies are applied to holdings in the Fund that are involved in a corporate event, such as a merger, divestiture, or stock buyback. These options strategies are often used by the Sub-Adviser to help enhance returns and lower risk on individual holdings. For example, at the end of January EI du Pont de Nemours & Co. (DD), a global life sciences and chemical company, announced that it would be buying back roughly 10 percent of its outstanding shares (approximately $5 billion). The Sub-Adviser sought to access this opportunity while simultaneously applying a collar strategy in order to reduce the downside risk while still capitalizing on the slight upside potential offered by the significant stock buyback.

Continuing the theme from the previous fiscal year, the Sub-Adviser generally decreased the Fund's exposure to fixed income-oriented securities. As interest rates generally remained low throughout the previous two fiscal quarters, holdings in the Fund that offered a fixed coupon generally saw positive performance. Within the strategy, holdings such as Countrywide Capital IV's preferred stock (22238E206) rose modestly during the six-month period, up 4.7 percent, with a significant portion of the return coming from the 6.75 percent coupon provided by the preferred stock.  One of the strongest Fund performers in the fixed income strategy in the six-month period, GMAC Capital Trust I (Ally Financial, Inc.) formally announced in the middle of February that it would be calling its preferred stock (361860208), prompting many investors to sell ahead of the March call-date.

The Sub-Adviser maintains its optimism that the Fund benefits in these changing market environments from the flexibility to invest across these different investment strategies, allowing it to budget risk and diversify the sources of positive returns. The Sub-Adviser is sensitive to the current risks facing the fixed income markets, as well as how companies seek growth through acquisition, or by adjusting their structure in efforts to become more efficient. Although merger activity has increased, the Sub-Adviser remains cautious and selective as it seeks the most attractive risk-adjusted returns.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (8/1/08)*
Class N	3.56%	4.29%	4.72%	6.67%	4.78%**
Class C Class A with load of 5.75% Class A without load	3.07% (2.54)% 3.42%	3.28% (1.95)% 4.03%	3.69% 2.41% 4.45%	5.61% 5.15% 6.40%	3.06% 2.82% 3.84%
IQ Hedge Market Neutral Beta Index	1.64%	2.97%	1.46%	3.21%	2.93%
Morningstar Multialternative Category	1.41%	1.23%	0.35%	4.67%	0.81%

 * Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and   was managed under a different adviser.

** Class N commenced operations on September 29, 2008.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.37% for Class N, 3.37% for Class C and 2.62% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund
April 30, 2014

Security	Shares	Value
COMMON STOCK - 78.9%
ADVERTISING - 4.6%
Lamar Advertising Co. - Cl. A * ^	19,500	$ 973,440
Omnicom Group, Inc.	162,962	11,029,268
		12,002,708
AGRICULTURE - 1.6%
Lorillard, Inc. ^	71,300	4,236,646

AIRLINES - 0.1%
AMR Corp. *	101,283	156,989

BANKS - 3.0%
Citigroup, Inc. ^	152,300	7,296,693
Umpqua Holdings Corp.	67	1,116
Wing Hang Bank Ltd.	28,688	461,797
		7,759,606
BEVERAGES- 0.2%
Beam, Inc.	6,172	515,177

BIOTECHNOLOGY- 1.0%
Gilead Sciences, Inc. * ^	31,900	2,503,832

BUILDING MATERIALS- 2.0%
Texas Industries, Inc. *	59,247	5,136,715

CHEMICALS - 4.4%
Ashland, Inc. ^	13,200	1,275,120
Chemtura Corp. * ^	138,800	3,095,240
EI du Pont de Nemours & Co. ^	105,100	7,075,332
		11,445,692
COAL - 0.1%
CONSOL Energy, Inc. ^	1,200	53,412

COMMERCIAL SERVICES - 2.9%
Hertz Global Holdings, Inc. * ^	193,900	5,520,334
Iron Mountain, Inc. ^	73,900	2,101,716
SFX Entertainment, Inc. *	1,000	6,560
		7,628,610
DIVERSIFIED FINANCIAL SERVICES - 1.2%
Blackhawk Networks Holdings *	369	8,495
SLM Corp. ^	121,790	3,136,093
		3,144,588
ELECTRONICS - 1.7%
Agilent Technologies, Inc. ^	64,700	3,496,388
Allegion PLC ^	20,100	991,935
		4,488,323
ENGINEERING & CONSTRUCTION- 1.0%
Foster Wheeler AG *	66,153	2,267,725

FOOD - 1.6%
Safeway, Inc.	85,521	2,912,845
WhiteWave Foods Co.	48,780	1,350,718
		4,263,563

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014

Security	Shares	Value
FOREST PRODUCTS & PAPER - 1.9%
International Paper Co. ^	108,500	$ 5,061,525

GAS - 2.1%
Centerpoint Energy, Inc. ^	219,300	5,429,868

INSURANCE - 0.5%
American International Group, Inc. ^	10,200	541,927
Genworth Financial, Inc. - Class A * ^	43,800	781,830
		1,323,757
INTERNET - 2.4%
Equinix, Inc. * ^	20,755	3,897,997
Yahoo, Inc. * ^	65,300	2,347,535
		6,245,532
MEDIA - 5.3%
CBS Corp. ^	55,500	3,205,680
Discovery Communications, Inc. - Class C *	10,193	714,835
DISH Network Corp. - Class A * ^	47,900	2,723,594
Liberty Global PLC - Class C ^	8,479	325,856
Liberty Media Corp *	368	47,733
Sirius XM Radio, Inc. * ^	1,630,064	5,199,904
Time Warner Cable, Inc. ^	10,798	1,527,485
		13,745,087
METAL FABRICATE/HARDWARE - 1.0%
Timken Co. ^	40,500	2,554,740

MINING - 0.7%
Newmont Mining Corp Holding Co. ^	75,178	1,866,670

MISCELLANEOUS MANUFACTURING - 1.8%
General Electric Company ^	174,300	4,686,927

OIL & GAS - 5.1%
Anadarko Petroleum Corp. ^	9,600	950,592
BP PLC - ADR ^	15,500	784,610
Noble Corp. ^	159,141	4,903,134
Occidental Petroleum Corp. ^	10,600	1,014,950
QEP Resources, Inc. ^	140,100	4,299,669
Transocean Ltd. ^	30,100	1,296,407
		13,249,362
OIL & GAS SERVICES - 3.3%
Halliburton Co. ^	17,800	1,122,646
National Oilwell Varco, Inc. ^	25,102	1,971,260
Oil States International, Inc. * ^	57,000	5,536,980
		8,630,886
PHARMACEUTICALS - 9.8%
Allergan, Inc. ^	23,600	3,913,824
Endo Pharmaceuticals Holdings * ^	57,248	3,603,538
Forest Labs, Inc. *	89,297	8,207,287
Mallinckrodt PLC * ^	53,600	3,817,928
McKesson HBOC, Inc. ^	3,700	626,003

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014

Security	Shares	Value
PHARMACEUTICALS (Continued) - 9.8%
Pfizer, Inc. ^	147,464	$ 4,612,674
Questcor Pharmaceuticals, Inc.	9,311	765,178
		25,546,432
PIPELINES - 1.5%
QEP Midstream Partners LP	5,000	119,000
Williams Cos., Inc. ^	89,600	3,778,432
		3,897,432
RETAIL - 2.6%
JOS A Bank Clothiers, Inc. *	103,594	6,686,993

REAL ESTATE INVESTMENT TRUSTS- 5.5%
CommonWealth REIT ^	9,800	249,018
Corrections Corp. Of America ^	35,591	1,167,385
CYS Investments, Inc.	9,500	81,700
Northstar Realty Finance Corp. ^	276,029	4,421,985
Starwood Property Trust, Inc.	199,850	4,806,393
Starwood Waypoint Residential *	22,008	597,957
Weyerhaeuser Co. ^	101,200	3,020,820
		14,345,258
SAVING & LOANS - 2.2%
Hudson City Bancorp, Inc.	514,303	5,122,457
Investors Bancorp, Inc.	22,968	613,935
		5,736,392
SEMICONDUCTORS - 2.7%
LSI Logic Corp.	254,098	2,830,651
RDA Microelection-Spon ADR	13,776	232,401
Tokyo Electron	285,575	4,072,300
		7,135,352
SOFTWARE - 1.6%
AutoNavi Holdings Ltd *	19165	396,332
King Digital Entertainment PLC *	1,250	21,438
Microsoft Corp. ^	93,900	3,793,560
		4,211,330
TELECOMMUNICATIONS - 3.5%
Leap Wireless Int'l, Inc. *	4,071	10,178
Nokia Corp. * ^	209,600	1,572,000
Sprint Corp. * ^	485,565	4,127,303
T-Mobile US, Inc. * ^	34,744	1,017,652
Verizon Communications, Inc. ^	41,611	1,944,480
Vodafone Group PLC ^	14,850	563,706
		9,235,319

TOTAL COMMON STOCK (Cost - $202,067,204)		205,192,448

EXCHANGE TRADED FUNDS - 0.7%
CLOSED-END FUNDS - 0.7%
Invesco Senior Income Trust	240,801	1,206,413
Western Asset High Income Opp	106,644	641,997
TOTAL EXCHANGE TRADED FUNDS (Cost - $1,899,511)		1,848,410

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014
		Dividend
Security	Shares	Rate			Value
PREFERRED STOCK - 10.7%
BANKS - 1.8%
Countrywide Capital IV	70,000	6.7500%			$ 1,788,500
HSBC USA, Inc.	4,850	2.8575			235,274
HSBC USA, Inc.	36,684	6.5000			935,075
Royal Bank of Scotland Group PLC	80,700	6.3500			1,852,872
					4,811,721
DIVERSIFIED FINANCIAL SERVICES - 2.2%
Morgan Stanley Cap Trust	3,450	5.7500			86,802
Morgan Stanley Cap Trust	50,000	6.4500			1,259,000
RBS Capital Funding Trust VII ***	44,746	6.0800			1,028,710
SLM Corp.	44,708	6.9700			2,209,469
SLM Corp.	16,439	1.9334	+		1,191,828
					5,775,809
ELECTRIC - 0.1%
SCE Trust	6,239	5.6250			147,677

INSURANCE - 0.5%
Allstate Corp.	51,025	6.6250			1,316,955

PIPELINES - 1.7%
NuStar Logistics LP	170,900	7.6250	+		4,547,649

REAL ESTATE INVESTMENT TRUSTS - 3.4%
American Homes 4 Rent	80,000	5.0000	+		1,960,800
American Homes 4 Rent	68,000	5.0000	+		1,645,600
CommonWealth REIT	150,000	7.2500			3,864,000
LaSalle Hotel Properties	50,000	7.5000			1,300,000
					8,770,400
TELECOMMUNICATIONS - 1.0%
Verizon Communications, Inc.	100,100	5.9000			2,509,507

TOTAL PREFERRED STOCK (Cost - $27,520,725)					27,879,718

	Principal	Interest		Maturity
BONDS & NOTES - 6.6%	Amount	Rate		Date
AIRLINES - 1.0%
American Airlines, Inc. - 144A	$ 2,449,000	7.5000%		3/15/2016	2,551,552

BANKS - 0.7%
JPMorgan Chase & Co.	1,500,000	7.9000	+	Perpetual	1,702,500

DIVERSIFIED FINANCIAL SERVICES - 2.2%
Goldman Sachs Capital I	4,000,000	6.345		2/15/2034	4,241,596
National Money Market Co.	1,302,000	10.375		12/15/2016	1,373,610
					5,615,206
ELECTRIC - 0.9%
Energy Future - 144A ***	2,285,000	10.0000		12/1/2020	2,430,669

MUNICIPAL - 0.9%
Dalla-Fort Worth Tx Intl. Arpt ***	2,656,000	6.3750		5/1/2035	0
Louisiana St.	2,391,000	9.750		8/1/2014	2,415,484
					2,415,484

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS SERVICES - 0.7%
Oil States International, Inc. - 144A	1,725,000	5.1250	1/15/2023	$ 1,932,000

TELECOMMUNICATIONS - 0.2%
MertoPCS Wireless, Inc.	405,000	6.6250	11/15/2020	433,856

TOTAL BONDS & NOTES ( Cost - $16,809,380)				17,081,267

PURCHASED PUT OPTIONS - 0.6%			Contracts**
Agilent Technologies, Inc., Expiration August 2014, Exercise Price $45.00			136	18,836
Agilent Technologies, Inc., Expiration May 2014, Exercise Price $50.00			456	14,592
Allegion PLC - W/I, Expiration June 2014, Exercise Price $45..00			166	12,450
Allergan, Inc., Expiration September 2014, Exercise Price $140.00			26	7,280
Allergan, Inc., Expiration June 2014, Exercise Price $140.00			158	9,480
Alstom S.A., Expiration June 2014, Exercise Price $26.00			509	28,231
American International Group, Expiration June 2014, Exercise Price $45.00			82	1,230
American International Group, Expiration August 2014, Exercise Price $44.00			182	6,279
American International Group, Expiration May 2014, Exercise Price $44.00			231	693
American International Group, Expiration May 2014, Exercise Price $41.00			248	868
American International Group, Expiration August 2014, Exercise Price $45.00			248	10,912
American International Group, Expiration May 2014, Exercise Price $46.00			635	2,540
Anadarko Petroleum Corporation, Expiration May 2014, Exercise Price $65.00			40	80
Anadarko Petroleum Corporation, Expiration August 2014, Exercise Price $85.00			52	6,188
Anadarko Petroleum Corporation, Expiration August 2014, Exercise Price $87.50			299	48,139
Anadarko Petroleum Corporation, Expiration May 2014, Exercise Price $70.00			452	1,808
Ashland, Inc., Expiration July 2014, Exercise Price $85.00			112	12,040
AT&T, Inc., Expiration June 2014, Exercise Price $28.00			78	195
AT&T, Inc., Expiration June 2014, Exercise Price $30.00			1,150	4,600
Barrick Gold Corporation, Expiration October 2014, Exercise Price $20.00			185	58,275
BP Plc-Spons ADR, Expiration July 2014, Exercise Price $44.00			124	2,356
CBS Corp., Expiration June 2014, Exercise Price $50.00			32	1,824
CBS Corp., Expiration September 2014, Exercise Price $50.00			176	26,224
CBS Corp., Expiration June 2014, Exercise Price $55.00			233	36,115
Centerpoint Energy Inc., Expiration August 2014, Exercise Price $17.50			746	14,920
Chemtura Corp., Expiration September 2014, Exercise Price $17.50			113	3,955
Chemtura Corp., Expiration June 2014, Exercise Price $22.50			928	111,360
Citigroup, Inc., Expiration July 2014, Exercise Price $41.00			45	945
Citigroup, Inc., Expiration July 2014, Exercise Price $43.00			191	8,309
Citigroup, Inc., Expiration June 2014, Exercise Price $42.00			202	2,828
Citigroup, Inc., Expiration June 2014, Exercise Price $44.00			684	19,836
CommonWealth REIT, Expiration July 2014, Exercise Price $22.5			1,066	37,310
CONSOL Energy Inc., Expiration July 2014, Exercise Price $36.00			10	245
Corrections Corp. Of America, Expiration June 2014, Exercise Price $28.00			162	2,430
DISH Network Corp., Expiration June 2014, Exercise Price $52.50			202	29,290
DISH Network Corp., Expiration June 2014, Exercise Price $50.00			203	17,255
DOW Chemical Company, Expiration June 2014, Exercise Price $42.00			498	6,474
Du Pont (EI) De Nemours & Co., Expiration July 2014, Exercise Price $57.50			801	14,418
Endo Pharmaceuticals Holdings, Expiration July 2014, Exercise Price $50.00			84	7,980
Equinix Inc., Expiration June 2014, Exercise Price $160.00			79	9,678
Equinix Inc., Expiration June 2014, Exercise Price $175.00			99	31,433
General Electric Co., Expiration June 2014, Exercise Price $21.00			327	981
General Electric Co., Expiration May 2014, Exercise Price $22.00			1,067	2,134

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014

Security	Contracts**	Value
PURCHASED PUT OPTIONS (Continued) - 0.6%
General Motors Co., Expiration June 2014, Exercise Price $32.00	160	$ 8,480
General Motors Co., Expiration June 2014, Exercise Price $34.00	807	96,033
Genworth Financial, Inc. -Cl A, Expiration June 2014, Exercise Price $12.00	350	2,800
Gilead Sciences, Inc., Expiration June 2014, Exercise Price $65.00	298	13,410
Halliburton Co., Expiration July 2014, Exercise Price $49.00	133	1,397
Hertz Global Holdings Inc., Expiration June 2014, Exercise Price $21.00	749	5,618
Hertz Global Holdings Inc., Expiration June 2014, Exercise Price $22.00	1,052	11,572
Hess Corp, Expiration May 2014, Exercise Price $70.00	261	522
Hess Corp, Expiration May 2014, Exercise Price $67.50	308	1,232
Huntsman Corp., Expiration May 2014, Exercise Price $19.00	170	850
Huntsman Corp., Expiration May 2014, Exercise Price $21.00	1,038	5,190
Huntsman Corp., Expiration May 2014, Exercise Price $17.00	1,246	6,230
International Paper Co., Expiration July 2014, Exercise Price $40.00	64	576
International Paper Co., Expiration October 2014, Exercise Price $41.00	128	8,704
International Paper Co., Expiration October 2014, Exercise Price $40.00	633	37,980
Iron Mountain Inc., Expiration October 2014, Exercise Price $20.00	25	1,125
Iron Mountain Inc., Expiration July 2014, Exercise Price $22.50	531	23,895
Lamar Advertising Co., Expiration July 2014, Exercise Price $45.00	25	2,063
Mallinckrodt PLC., Expiration July 2014, Exercise Price $50.00	53	3,710
Mallinckrodt PLC., Expiration May 2014, Exercise Price $55.00	322	3,220
McKesson HBOC Inc., Expiration May 2014, Exercise Price $140.00	30	300
Microsoft Corp., Expiration June 2014, Exercise Price $34.00	704	3,872
National-Oillwell, Varco, Inc., Expiration May 2014, Exercise Price $70.00	46	322
National-Oillwell, Varco, Inc., Expiration May 2014, Exercise Price $72.50	73	730
National-Oillwell, Varco, Inc., Expiration May 2014, Exercise Price $65.00	235	705
National-Oillwell, Varco, Inc., Expiration May 2014, Exercise Price $67.50	317	1,427
National-Oillwell, Varco, Inc., Expiration August 2014, Exercise Price $70.00	387	33,282
Newmont Mining Corp Holding Co., Expiration July 2014, Exercise Price $23.00	166	11,122
Noble Corp., Expiration June 2014, Exercise Price $29.00	1,432	83,056
Nokia Corp., Expiration June 2014, Exercise Price $5.00	441	1,323
Nokia Corp., Expiration May 2014, Exercise Price $5.00	608	608
Occidental Petroleum Corp., Expiration May 2014, Exercise Price $80.00	56	224
Occidental Petroleum Corp., Expiration August 2014, Exercise Price $82.50	72	4,752
Occidental Petroleum Corp., Expiration August 2014, Exercise Price $85.00	85	8,245
Occidental Petroleum Corp., Expiration May 2014, Exercise Price $75.00	192	768
Oil States International Inc., Expiration June 2014, Exercise Price $85.00	439	27,438
Pfizer Inc., Expiration July 2014, Exercise Price $28.00	162	5,184
Pfizer Inc., Expiration June 2014, Exercise Price $28.00	1,161	19,737
QEP Resources Inc., Expiration June 2014, Exercise Price $20.00	167	1,670
QEP Resources Inc., Expiration January 2014, Exercise Price $25.00	914	11,425
SLM Corp., Expiration July 2014, Exercise Price $22.00	13	163
SLM Corp., Expiration July 2014, Exercise Price $21.00	474	3,792
SLM Corp., Expiration October 2014, Exercise Price $21.00	765	21,803
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $160.00	230	58,650
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $181.00	230	158,355
SPDR S&P 500 ETF Trust, Expiration June 2014, Exercise Price $185.00	413	103,663
SPDR S&P 500 ETF Trust, Expiration May 2014, Exercise Price $183.00	637	31,850
Sprint Corp., Expiration May 2014, Exercise Price $5.00	2,113	2,113
Sprint Corp., Expiration May 2014, Exercise Price $6.00	2,339	2,339
Time Warner Cable Inc., Expiration July 2014, Exercise Price $120.00	193	8,685
Timken Co., Expiration June 2014, Exercise Price $47.50	324	4,860
T-Mobile US Inc., Expiration May 2014, Exercise Price $25.00	355	7,100
T-Mobile US Inc., Expiration May 2014, Exercise Price $28.00	372	34,224
T-Mobile US Inc., Expiration May 2014, Exercise Price $26.00	616	20,944
Transocean Ltd., Expiration May 2014, Exercise Price $38.00	82	820

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014

Security		Contracts **	Value
PURCHASED PUT OPTIONS (Continued) - 0.6%
Verizon Communications, Inc., Expiration May 2014, Exercise Price $45.00		48	$ 432
Verizon Communications, Inc., Expiration June 2014, Exercise Price $43.00		202	2,626
Vivendi , Expiration June 2014, Exercise Price $17.00		194	1,345
Vivendi, Expiration May 2014, Exercise Price $18.00		476	1,980
Vivendi, Expiration May 2014, Exercise Price $17.00		563	781
Vodafone Group PLC, Expiration July 2014, Exercise Price $30.00		42	630
Vodafone Group PLC, Expiration October 2014, Exercise Price $32.00		63	4,914
Weyerhaeuser Co., Expiration July 2014, Exercise Price $26.00		158	2,765
Weyerhaeuser Co., Expiration July 2014, Exercise Price $24.00		669	10,035
Williams Cos., Inc., Expiration May 2014, Exercise Price $36.00		717	4,302
Yahoo Inc., Expiration July 2014, Exercise Price $29.00		226	7,458
Yahoo Inc., Expiration July 2014, Exercise Price $33.00		329	41,120
TOTAL PURCHASED PUT OPTIONS (Cost - $3,214,465)			1,621,562

SHORT-TERM INVESTMENT - 5.8%		Interest
MONEY MARKET FUND - 5.8%	Shares	Rate
First American Government Obligations Fund	15,207,592	0.00%+	15,207,592
TOTAL SHORT-TERM INVESTMENT (Cost - $15,207,592)

TOTAL INVESTMENTS - 103.3% (Cost - $266,718,877)			$ 268,830,997
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.3) %			(8,675,941)
NET ASSETS - 100.0%			$ 260,155,056

Security		Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS - (6.4) %
Agilent Technologies, Inc., Expiration May 2014, Exercise Price $55.00		465	$ 41,850
Agilent Technologies, Inc., Expiration August 2014, Exercise Price $55.00		182	43,771
Actavis PLC, Expiration May 2014, Exercise Price $185.00		63	124,740
Actavis PLC, Expiration May 2014, Exercise Price $190.00		120	183,600
Actavis PLC, Expiration May 2014, Exercise Price $195.00		110	114,400
Allergan, Inc., Expiration June 2014, Exercise Price $155.00		197	254,524
Allergan, Inc., Expiration September 2014, Exercise Price $160.00		39	54,600
Alstom S.A., Expiration June 2014, Exercise Price $29.00		636	165,793
American International Group, Expiration May 2014, Exercise Price $49.00		706	296,520
American International Group, Expiration May 2014, Exercise Price $50.00		347	116,245
American International Group, Expiration June 2014, Exercise Price $49.00		102	45,900
American International Group, Expiration August 2014, Exercise Price $49.00		243	124,538
American International Group, Expiration August 2014, Exercise Price $52.50		310	86,800
Allegion PLC - W/I, Expiration June 2014, Exercise Price $50.00		201	36,180
Anadarko Petroleum Corp., Expiration May 2014, Exercise Price $80.00		181	353,855
Anadarko Petroleum Corp., Expiration August 2014, Exercise Price $95.00		61	44,530
Anadarko Petroleum Corp., Expiration August 2014, Exercise Price $97.50		374	235,620
Ashland Inc., Expiration July 2014, Exercise Price $95.00		132	66,000
BP Plc-Spons ADR, Expiration July 2014, Exercise Price $48.00		155	41,850
Citigroup, Inc., Expiration June 2014, Exercise Price $46.00		404	106,454
Citigroup, Inc., Expiration June 2014, Exercise Price $48.00		805	108,675
Citigroup, Inc., Expiration July 2014, Exercise Price $46.00		59	17,730
Citigroup, Inc., Expiration July 2014, Exercise Price $47.00		255	60,180
CBS Corp., Expiration June 2014, Exercise Price $55.00		65	26,650
CBS Corp., Expiration June 2014, Exercise Price $60.00		270	45,360
CBS Corp., Expiration September 2014, Exercise Price $57.50		220	90,200
Chemtura Corp., Expiration June 2014, Exercise Price $25.00		1,237	37,110
Chemtura Corp., Expiration September 2014, Exercise Price $22.50		151	26,048
Comcast Corp., Expiration July 2014, Exercise Price $45.00		86	52,460

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014

Security	Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS (Continued) - (6.4) %
Comcast Corp., Expiration October 2014, Exercise Price $45.00	194	$ 129,010
Centerpoint Energy Inc., Expiration May 2014, Exercise Price $22.50	532	114,380
Centerpoint Energy Inc., Expiration May 2014, Exercise Price $25.00	531	18,585
Centerpoint Energy Inc., Expiration August 2014, Exercise Price $22.50	1,130	268,375
CONSOL Energy Inc., Expiration July 2014, Exercise Price $39.00	12	7,260
CommonWealth REIT, Expiration July 2014, Exercise Price $25.00	98	13,230
CommonWealth REIT, Expiration July 2014, Exercise Price $27.50	1,412	49,420
Corrections Corp. Of America, Expiration June 2014, Exercise Price $33.00	203	17,255
Du Pont (EI) De Nemours & Co., Expiration July 2014, Exercise Price $65.00	1,051	314,249
DISH Network Corp., Expiration June 2014, Exercise Price $57.50	477	143,100
DOW Chemical Co., Expiration June 2014, Exercise Price $47.00	623	214,935
Endo Pharmaceuticals Holdings, Expiration July 2014, Exercise Price $185.00	94	94,940
Equinix Inc., Expiration June 2014, Exercise Price $185.00	39	35,880
Equinix Inc., Expiration June 2014, Exercise Price $190.00	135	90,450
Vivendi, Expiration May 2014, Exercise Price $19.00	563	39,038
Vivendi, Expiration May 2014, Exercise Price $20.00	476	6,601
Vivendi, Expiration June 2014, Exercise Price $19.00	184	19,393
Vivendi, Expiration June 2014, Exercise Price $19.50	47	3,194
Market Vectors, Expiration September 2014, Exercise Price $20.50	135	57,038
General Electric Co., Expiration May 2014, Exercise Price $26.00	1,334	124,062
General Electric Co., Expiration June 2014, Exercise Price $25.00	409	77,710
Gilead Sciences, Inc., Expiration June 2014, Exercise Price $70.00	319	301,455
General Motors Co., Expiration June 2014, Exercise Price $36.00	200	12,200
General Motors Co., Expiration June 2014, Exercise Price $37.00	222	8,436
Genworth Financial, Inc.-Cl A, Expiration June 2014, Exercise Price $14.00	438	168,630
Halliburton Co., Expiration July 2014, Exercise Price $55.00	178	145,782
Hess Corp., Expiration May 2014, Exercise Price $77.50	829	980,293
Hertz Global Holdings Inc., Expiration June 2014, Exercise Price $24.00	194	90,210
Hertz Global Holdings Inc., Expiration June 2014, Exercise Price $25.00	872	335,720
Hertz Global Holdings Inc., Expiration June 2014, Exercise Price $26.00	873	264,519
Huntsman Corp., Expiration May 2014, Exercise Price $21.00	1,611	652,455
Huntsman Corp., Expiration May 2014, Exercise Price $23.00	1,129	228,058
International Paper Co., Expiration July 2014, Exercise Price $45.00	80	20,320
International Paper Co., Expiration October 2014, Exercise Price $45.00	160	46,880
International Paper Co., Expiration October 2014, Exercise Price $46.00	845	201,110
Iron Mountain Inc., Expiration July 2014, Exercise Price $25.00	708	307,980
Iron Mountain Inc., Expiration October 2014, Exercise Price $25.00	31	14,570
Koninklijke KPN NV, Expiration May 2014, Exercise Price $2.4	3,572	89,166
Koninklijke KPN NV, Expiration June 2014, Exercise Price $2.5	541	14,261
Lamar Advertising Co., Expiration July 2014, Exercise Price $49.00	273	65,520
Lamar Advertising Co., Expiration July 2014, Exercise Price $50.00	1,234	215,950
Liberty Global PLC, Expiration July 2014, Exercise Price $72.50	32	22,560
Lorillard Inc., Expiration June 2014, Exercise Price $47.50	713	862,730
McKesson HBOC Inc., Expiration May 2014, Exercise Price $160.00	37	37,000
Martin Metals Inc., Expiration July 2014, Exercise Price $95.00	414	1,229,580
Mallinckrodt PLC, Expiration May 2014, Exercise Price $60.00	402	482,400
Mallinckrodt PLC, Expiration July 2014, Exercise Price $55.00	134	229,140
Microsoft Corp., Expiration June 2014, Exercise Price $38.00	939	238,506
Noble Corp., Expiration June 2014, Exercise Price $32.00	1,591	87,505
Newmont Mining Corp Holding Co., Expiration July 2014, Exercise Price $25.00	502	67,268
Nokia Corp., Expiration May 2014, Exercise Price $6.00	1,215	185,895
Nokia Corp., Expiration June 2014, Exercise Price $6.00	881	135,674
National-Oillwell, Varco, Inc., Expiration May 2014, Exercise Price $77.50	312	59,592
National-Oillwell, Varco, Inc., Expiration August 2014, Exercise Price $77.50	484	183,920

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014

Security	Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS (Continued) - (6.4) %
Northstar Realty Finance Corp., Expiration June 2014, Exercise Price $14.00	309	$ 59,483
Northstar Realty Finance Corp., Expiration June 2014, Exercise Price $15.00	853	98,095
Northstar Realty Finance Corp., Expiration September 2014, Exercise Price $15.00	1,212	193,920
Northstar Realty Finance Corp., Expiration September 2014, Exercise Price $16.00	169	18,590
Oil States International Inc., Expiration June 2014, Exercise Price $100.00	33	7,095
Oil States International Inc., Expiration June 2014, Exercise Price $95.00	537	255,075
Occidental Petroleum Corp., Expiration May 2014, Exercise Price $87.50	110	96,800
Occidental Petroleum Corp., Expiration May 2014, Exercise Price $90.00	56	33,740
Occidental Petroleum Corp., Expiration May 2014, Exercise Price $92.50	51	20,349
Occidental Petroleum Corp., Expiration August 2014, Exercise Price $95.00	217	90,055
Pfizer Inc., Expiration June 2014, Exercise Price $32.00	1,110	71,040
Pfizer Inc., Expiration July 2014, Exercise Price $31.00	364	46,228
QEP Resources Inc., Expiration June 2014, Exercise Price $25.00	167	101,035
QEP Resources Inc., Expiration June 2014, Exercise Price $30.00	1,234	197,440
Sprint Corp., Expiration May 2014, Exercise Price $7.00	2,256	329,376
Sprint Corp., Expiration May 2014, Exercise Price $8.00	2,599	194,925
Sirius XM Radio, Inc., Expiration June 2014, Exercise Price $3.50	2,169	13,014
SLM Corp., Expiration July 2014, Exercise Price $24.00	418	89,034
SLM Corp., Expiration July 2014, Exercise Price $25.00	490	62,230
SLM Corp., Expiration July 2014, Exercise Price $26.00	276	23,736
SLM Corp., Expiration October 2014, Exercise Price $25.00	307	58,637
SLM Corp., Expiration October 2014, Exercise Price $26.00	615	79,950
Timken Co., Expiration June 2014, Exercise Price $57.50	405	251,100
T-Mobile US, Inc., Expiration May 2014, Exercise Price $28.00	395	80,975
T-Mobile US, Inc., Expiration May 2014, Exercise Price $29.00	725	114,550
T-Mobile US, Inc., Expiration May 2014, Exercise Price $30.00	372	45,012
Time Warner Cable, Inc., Expiration July 2014, Exercise Price $135.00	332	271,908
Time Warner Cable - A, Expiration July 2014, Exercise Price $140.00	126	63,000
Time Warner Cable Inc., Expiration October 2014, Exercise Price $140.00	44	32,780
Transocean Ltd., Expiration May 2014, Exercise Price $42.00	102	16,830
Vodafone Group PLC, Expiration July 2014, Exercise Price $34.00	105	43,050
Vodafone Group PLC, Expiration July 2014, Exercise Price $37.00	97	18,818
Vodafone Group PLC, Expiration October 2014, Exercise Price $35.00	84	30,660
Vodafone Group PLC, Expiration October 2014, Exercise Price $37.00	20	4,560
Verizon Communications, Inc. Expiration May 2014, Exercise Price $48.00	95	950
Verizon Communications, Inc. Expiration June 2014, Exercise Price $48.00	310	14,570
Verizon Communications, Inc. Expiration August 2014, Exercise Price $47.00	265	33,655
Williams Cos., Inc. Expiration May 2014, Exercise Price $39.00	896	297,920
Weyerhaeuser Co. Expiration July 2014, Exercise Price $28.00	836	158,840
Weyerhaeuser Co. Expiration July 2014, Exercise Price $29.00	176	22,000
Yahoo Inc. Expiration July 2014, Exercise Price $32.00	266	130,340
Yahoo Inc. Expiration July 2014, Exercise Price $36.00	387	95,586
TOTAL WRITTEN CALL OPTIONS - (Premiums Received - $15,897,802)		16,692,524

SCHEDULE OF WRITTEN PUT OPTIONS - (0.1) %
Jos. A. Bank, Expiration July 2014, Exercise Price $50.00	45	765
SPDR S&P 500 ETF Trust, Expiration May 2014, Exercise Price $177.00	696	9,744
SPDR S&P 500 ETF Trust, Expiration June 2014, Exercise Price $180.00	473	65,747
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $170.00	460	188,140
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $421,410)		264,396

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014

Security	Shares	Value
SECURITIES SOLD SHORT * - (10.1) %
Applied Materials, Inc.	232,068	$ 4,423,216
Discovery Communications, Inc. - Cl. A	10,193	773,649
DOW Chemical Co.	31,500	1,571,850
Endo Pharmaceuticals Holdings	47,850	3,011,918
General Motors Co.	19,400	668,912
J.P. Morgan Chase & Co.	97,800	4,741,344
Liberty Global PLC - Class C	35,848	1,377,639
Liberty Global PLC - Class A	21,116	840,839
Mallinckrodt PLC	8,347	594,557
M&T Bank Corp.	43,138	5,263,267
Occidental Petroleum Corp.	16,600	1,589,450
WhiteWave Foods Co.	48,781	1,350,746
TOTAL SECURITIES SOLD SHORT - (Proceeds - $23,507,664)		26,207,387

* Non-Income producing security.
** Each Purchased Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
*** Issuer in default on interest payments, non-interest producing security.
ADR- American Depositary Receipt.
+ Variable rate security. Interest rate is as of April 30, 2014.
^ Subject to call option written.
++ Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

# All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at April 30, 2014. Total collateral had a value of $164,797,354 at April 30, 2014.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

		Unrealized
LONG EQUITY SWAP CONTRACTS - 1.3%		Appreciation/ (Depreciation)
Alstom SA Equity Swap, JP Morgan - May 06, 2015		(7,236)
to receive total return of Alstom SA less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $2,610,538)

American International Group Equity Swap, JP Morgan - April 09, 2015		357,798
to receive total return of American International Group less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $8,172,262)

Andarko Petroleum Corp. Equity Swap, JP Morgan - December 16, 2014		762,923
to receive total return of Andarko Petroleum Corp. less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $4,380,459)

Apollo Residential Mortgage Equity Swap, JP Morgan - April 21, 2015		(55,628)
to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.66%
(NOTIONAL AMOUNT $2,106,911)

AZ Electronic Materials Equity Swap, JP Morgan - January 28, 2015		40,348
to receive total return of AZ Electronic Material less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $987,960)

Blackstone Senior Floating Rate Term Fund Equity Swap, JP Morgan - December 20, 2014		(3,180)
to receive total return of Blackstone Senior Floating Rate Term Fund less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $340,584)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014
Unrealized
LONG EQUITY SWAP CONTRACTS (Continued) - 1.3%	Appreciation/ (Depreciation)
CommonWealth REIT Equity Swap, JP Morgan - March 14, 2015	$ (231,439)
to receive total return of CommonWealth REIT less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $3,816,050)

CYS Investments, Inc. Equity Swap, JP Morgan - May 6, 2014	(991,051)
to receive total return of CY Investments, Inc. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $3,331,384)

Dow Chemical Co. Equity Swap, JP Morgan - February 6, 2015	451,596
to receive total return of Dow Chemical Co less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $4,226,206)

Eaton Vance Floating Rate, Inc. Equity Swap, JP Morgan - December 19, 2014	(19,706)
to receive total return of Eaton Vance Floating Rate, Inc. less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $3,702,243)

First Trust Four Courners Senior Floating Rate Equity Swap, JP Morgan - December 22, 2014	(17,877)
to receive total return of First Trust Four Courners Senior Floating Rate less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $1,215,765)

First Trust MLP & Energy Income Fund Equity Swap, JP Morgan - December 26, 2014	106,142
to receive total return of First Trust MLP & Energy Income Fund less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $1,200,596)

General Motors Co. Equity Swap, JP Morgan - December 12, 2014	(1,292,519)
to receive total return of General Motors Co. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $8,203,738)

Grain Corp. Equity Swap, JP Morgan - December 4, 2014	(205,896)
to receive total return of Grain Corp. less USD- 3 Month LIBOR plus 0.63%
(NOTIONAL AMOUNT $1,406,109)

Hess Corp. Equity Swap, JP Morgan - April 3, 2015	539,651
to receive total return of Hess Corp. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $6,848,900)

Huntsman Corp. Equity Swap, JP Morgan - April 9, 2015	(51,953)
to receive total return of Huntsman Corp. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $7,070,556)

ING Prime Rate Equity Swap, JP Morgan - December 22, 2014	(12,524)
to receive total return of Voya Prime Rate less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $1,240,947)

J.P. Morgan Chase & Co. Equity Swap, JP Morgan - November 21, 2014	435,503
to receive total return of J.P. Morgan Chase & Co. less USD- 3 Month LIBOR plus 1.23%
(NOTIONAL AMOUNT $5,887,408)

Koninkijke KPN NV Equity Swap, JP Morgan - September 3, 2014	157,777
to receive total return of Koninkijke KPN NV less USD- 3 Month LIBOR plus 0.63%
(NOTIONAL AMOUNT $2,464,968)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014
Unrealized
LONG EQUITY SWAP CONTRACTS (Continued) - 1.3%	Appreciation/ (Depreciation)
Lamar Advertising Co. - Class A Equity Swap, JP Morgan - December 24, 2014	$ (73,381)
to receive total return of Lamar Advertising Co. - Class A less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $6,613,484)

National Oilwell Varco, Inc. Equity Swap, JP Morgan - December 22, 2014	16,933
to receive total return of National Oilwell Varco, Inc. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $4,260,112)

Nuveen Energy MLP Total Return Fund Equity Swap, JP Morgan - December 26, 2014	85,843
to receive total return of Nuveen Energy MLP Total Return Fund less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $1,220,326)

Occidental Petroleum Corp. Equity Swap, JP Morgan - February 11, 2015	356,041
to receive total return of Occidental Petroleum Corp. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $4,371,095)

RDA Microelection ADR Equity Swap, JP Morgan - December 13, 2014	(27,173)
to receive total return of RDA Microelection ADR less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $616,756)

Sirius XM Radio, Inc. Equity Swap, JP Morgan - January 9, 2015	(8,848)
to receive total return of Sirius XM Radio, Inc. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $55,134)

SMP Corp. Equity Swap, JP Morgan - December 18, 2014	(9,936)
to receive total return of SMP Corp. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $2,773,637)

T-Mobile US, Inc. Equity Swap, JP Morgan - May 2, 2014	3,353,997
to receive total return of T-Mobile US, Inc. less USD- 3 Month LIBOR plus 0.00%
(NOTIONAL AMOUNT $0)

Time Warner Cable, Inc. Equity Swap, JP Morgan - March 17, 2015	147,803
to receive total return of Time Warner Cable, Inc. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $7,203,316)

Toko, Inc. Equity Swap, JP Morgan - March 7, 2015	(575)
to receive total return of Toko, Inc. less USD- 3 Month LIBOR plus 0.63%
(NOTIONAL AMOUNT $2,461)

Verizon Communications, Inc. Equity Swap, JP Morgan - December 15, 2014	(9,231)
to receive total return of Verizon Communications, Inc. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $1,194,863)

Vivendi Equity Swap, JP Morgan - May 21, 2014	88,042
to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63%
(NOTIONAL AMOUNT $3,316,029)

Vodafone Group PLC Equity Swap, JP Morgan - December 15, 2014	(480,940)
to receive total return of Vodafone Group PLC less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $2,478,109)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2014
			Unrealized
LONG EQUITY SWAP CONTRACTS (Continued) - 1.3%			Appreciation/ (Depreciation)
Ziggo NV Equity Swap, JP Morgan - January 31, 2015			$ (38,904)
to receive total return of Ziggo NV less USD- 3 Month LIBOR plus 0.63%
(NOTIONAL AMOUNT $3,042,549)
TOTAL LONG EQUITY SWAP CONTRACTS			3,362,400

SHORT EQUITY SWAP CONTRACTS- (0.1) %
Amec PLC Equity Swap, JP Morgan - April 2, 2015			(153,021)
to pay total return of Amec PLC less USD- 3 Month LIBOR plus 0.12%
(NOTIONAL AMOUNT $1,087,095)

Liberty Media Corp. Equity Swap, JP Morgan - January 9, 2015			4,499
to pay total return of Liberty Media Corp. less USD- 3 Month LIBOR plus 0.37%
(NOTIONAL AMOUNT $52,256)

Publicis Groupe Equity Swap, JP Morgan - October 15, 2014			8,052
to pay total return of Publicis Groupe less USD- 3 Month LIBOR plus 0.17%
(NOTIONAL AMOUNT $11,291,560)
TOTAL SHORT EQUITY SWAP CONTRACTS			(140,470)

TOTAL EQUITY SWAP CONTRACTS			$ 3,221,930

Portfolio Composition * - (Unaudited)
Financial	23.11%	Short-Term Investment	5.83%
Communications	16.80%	Technology	4.35%
Consumer, Non-cyclical	15.23%	Consumer, Cyclical	3.60%
Energy	11.99%	Utilities	3.07%
Industrial	7.33%	Government	0.93%
Basic Materials	7.04%	Funds	0.72%
* Based on total value of investments as of April 30, 2014		Total	100.00%
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Floating Rate Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Interest rates rose slightly over the first half of the fiscal year (six months ended April 30, 2014), with a moderate increase in the first few months followed by a decrease in rates for the first four months of 2014. The yield on 10-year Treasuries began the 2014 calendar year at 3.03 percent and ended April at 2.65 percent. 10-year Treasuries saw moderate fluctuations during the six-month period with the largest drawdown during the period reaching 3.3 percent before rising 4.0 percent from the beginning of February through the end of the most recent fiscal quarter. This flat-to-negative rate activity during 2014 pressured retail fund flows for bank loan mutual funds. As the fear of rising rates abated due to the absence of a significant rate hike, many investors pulled away from bank loans. However, institutional investors generally added to their bank loan positions, helping to offset the impact of the negative retail flows, primarily during the second fiscal quarter. The London Interbank Offered Rate ("LIBOR") fluctuated similarly to Treasury yields throughout the six-month period, but ended the period slightly higher. Three-month LIBOR began the fiscal year at 0.242 percent and ended the six-month period at 0.223 percent. Bank loans, as measured by the S&P/LSTA Leveraged Loan Index, rose 2.3 percent during the fiscal quarter as bank loan investors saw little in terms of price movement and most of the return was the result of collecting coupons.

The yields on bank loans, as measured by the S&P/LSTA Leveraged Loan 100 Index, fluctuated much greater on the surface-level during the six-month period, declining almost 0.98 percent. However, this was primarily due to a large issuer defaulting on its debt at the end of the six-month period. Bank loans in general boasted a yield-to-maturity of 4.3 percent, approximately 1.6 percent less than their traditional high-yield bond counterparts, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index, which had an average yield-to-maturity of 5.9 percent at the end of the six-month period. Bank loans were outpaced by traditional high-yield bonds during the period, as traditional high-yield bonds rose 4.7 percent – outperformance that was primarily supported by their higher coupons. The Fund held approximately 7.5 percent of its assets in traditional high-yield bonds, which generally aided positive performance during the six-month period. The Fund's largest traditional high-yield bond holdings were generally focused on intermediate-term maturities, primarily in the five to seven year range.

Since the inception of the Fund on November 1, 2013, the Sub-Adviser has continued to hold some positions in both the traditional bond and the bank loan for the same issuer. For example, the Fund held the traditional bond (184502BL5) of Clear Channel Communications, Inc., a mobile and on-demand entertainment provider, as well as the company's first lien term bank loan (BL1008384). The traditional bond and the bank loan returned 8.2 percent and 7.1 percent, respectively since they were purchased shortly after Fund inception. While both of these generally benefitted the Fund on an absolute and relative basis, some combinations slightly detracted from performance. For example, the Fund also held the traditional bond (729416AW7) as well as the bank loan (BL1219056) of Ply Gem Industries, Inc., an exterior siding, fencing, and door manufacturer. The Ply Gem bank loan returned only 0.4 percent since it was purchased in mid-January 2014while the traditional bond rose 0.7 percent during the same time period.

The Sub-Adviser has continued to focus on higher rated loans and first lien loans within the bank loan space, limiting its exposure to bank loans rated CCC and lower. The exposure to lower-rated loans and second lien loans has been limited to instances where the Sub-Adviser has determined that the additional reward is expected to significantly outweigh the additional risk. For example, it held a bank loan issued by Blue Coat Systems Inc. (BL1028440), a web security software provider. The CCC-rated second lien term loan issued by Blue Coat Systems Inc. rose 5.4 percent since it was purchased at the beginning of November 2013, generally benefitting the Fund. Another CCC-rated second lien term loan held by the Fund was issued by Nuveen Investments Inc. (BL0992596), an investment services firm. The Nuveen Investments Inc. loan returned 3.8 percent during the same time period.

The Sub-Adviser remains optimistic that interest rates in general may rise, and that bank loan investors may benefit from a highly-correlated increase in LIBOR. As default rates on bank loans have remained low on a historical basis, and as the Sub-Adviser believes that default rates will remain low in the near future, the Sub-Adviser is excited about the bank loan space and its attractiveness to investors. However, the Sub-Adviser is cautious within the bank loan market as some covenants have been increasingly more lax. Therefore, the Sub-Adviser has stressed the need to be selective and critical of new issuance in the bank loan markets, as some issuers have loosened their covenants in light of the investor excitement surrounding bank loans.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

Since Inception (11/1/13)
Class N	1.07%
Class C Class A with load of 4.50% Class A without load	0.57% (3.67)% 0.86%
S&P/LSTA Leverage Loan Index	2.22%
Morningstar Bank Loan Category	0.49%

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.51% for Class N, 2.26% for Class C and 1.76% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BANK LOANS - 87.8%
CONSUMER DISCRETIONARY - 25.4%
Acosta, Inc.	$ 214,462	4.250%	3/1/2018	$ 215,131
Advantage Sales & Marketing	249,039	4.250	12/18/2017	249,623
Allison Transmission	320,008	3.750	8/23/2019	320,568
Armstrong World Industries	194,020	3.500	3/15/2020	194,481
Bally Technologies, Inc.	303,475	4.250	11/25/2020	304,196
Bauer Performance Sports	205,000	4.500	4/15/2021	205,170
BJ's Wholesale Club	160,558	4.500	9/26/2019	160,616
BJ's Wholesale Club	38,000	8.500	3/26/2020	38,945
Borgata	175,560	6.750	8/15/2018	178,925
Boyd Gaming Corp.	362,119	4.000	8/14/2020	362,742
Brickman Group Holdings, Inc.	29,088	7.500	12/17/2021	29,760
Caesars Entertainment	215,000	4.402	1/29/2018	198,547
Caesars Entertainment, Inc.	364,088	7.000	10/11/2020	365,908
Caesars Growth Partners	256,000	6.250	4/9/2021	255,264
Catalina Marketing Corp.	171,000	4.500	4/9/2021	170,839
CBAC Borrower, LLC	145,000	8.250	4/26/2020	151,163
CBS Outdoor Americas Cap, LLC	593,000	3.000	1/15/2021	590,960
Cequel Com Holdings	144,264	3.500	2/14/2019	143,911
Charter Communications Operation	836,064	3.000	7/1/2020	825,095
Chrysler Group, LLC	224,423	3.500	5/24/2017	224,484
Chrysler Group, LLC	201,000	3.250	12/31/2018	199,794
Clear Channel Communication	935,000	6.900	1/30/2019	929,114
Cooper-Standard Automotive	217,000	4.000	4/5/2021	216,729
CSC Holdings, LLC	862,214	2.650	4/17/2020	851,329
Cumulus Media Holdings	193,581	4.250	12/23/2020	193,983
Federal-Mogul Corp.	250,000	4.750	4/15/2021	248,483
General Nutrition Centers, Inc.	573,512	3.250	3/4/2019	570,143
Great Wolf Resolrts, Inc.	144,273	4.500	8/6/2020	144,454
Hilton Hotels Corp.	731,360	3.750	10/26/2020	729,480
KAR Auction Services, Inc.	317,539	3.500	3/11/2021	316,745
Lands End, Inc.	267,000	4.250	4/4/2021	267,251
Las Vegas Sands Corp	624,444	3.250	12/18/2020	621,853
Laureate Education, Inc.	243,754	5.000	6/15/2018	241,394
Leslie's Poolmart, Inc.	248,738	4.250	10/16/2019	248,738
Mediacom Broadband, LLC	144,273	3.250	1/29/2021	142,921
Mediacom Illinois, LLC	47,000	4.000	12/17/2019	46,922
MGM Results Intl.	637,467	3.500	12/20/2019	634,480
Michaels Stores, Inc.	289,271	3.750	1/28/2020	289,592
Mohegan Tribal Gaming	164,056	5.500	11/19/2019	166,886
Neiman Marcus Group, Inc. - Class A	199,500	4.250	10/25/2020	199,227
Nine Entertainment Group Ltd.	144,271	3.500	2/5/2020	142,498
Numericable	116,555	0.000	4/23/2020	116,535
Numericable	98,644	0.000	4/23/2020	98,627
Oceania Cruises, Inc.	183,942	5.250	7/20/2020	184,862
Penn National Gaming	413,963	3.250	10/30/2020	413,704
Pinnacle Entertainment, Inc.	255,120	3.750	8/13/2020	254,927
PVH Corp	150,688	3.250	2/13/2020	151,355
Seminole Tribe of Florida	236,114	3.000	4/29/2020	235,229
Servicemaster Co.	308,486	4.250	1/31/2017	308,486
Seven Sea Cruises	179,550	3.750	12/21/2018	179,326
SRAM, LLC	143,001	5.250	4/10/2020	142,167
Tower Automotive Holdings	224,438	4.000	4/23/2020	223,970
Transtar Holding Co.	34,522	5.750	10/9/2018	34,414
Tribune Co.	290,273	4.000	12/28/2020	290,273
TWCC Holding Corp.	231,662	3.500	2/13/2017	229,594
TWCC Holding Corp.	195,000	7.000	6/26/2020	194,432
Univision Communications	673,886	4.000	3/1/2020	672,272

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONSUMER DISCRETIONARY (Continued) - 25.4%
Virgin Media	$ 195,000	3.500%	6/8/2020	$ 193,894
Ziggo NV	219,000	2.750	1/15/2022	215,487
Zuffa, LLC	194,018	3.750	2/25/2020	193,436
				16,921,334
CONSUMER STAPLES - 6.0%
AdvancePierre Foods	75,000	9.500	10/10/2017	72,936
Aramark Corp.	414,000	3.250	2/24/2021	410,636
Darling International, Inc.	44,000	3.250	1/6/2021	43,918
Del Monte Foods Co.	265,000	4.250	2/18/2021	264,255
Dole Foods, Inc.	149,625	4.500	11/1/2018	149,906
H.J. Heinz Co.	1,120,148	3.500	6/5/2020	1,123,582
New HB Acquisiton, LLC	290,000	6.750	3/12/2020	301,600
Pinnacle Foods Finance	716,674	3.250	4/29/2020	711,690
Rite Aid Corp.	500,000	3.500	2/21/2020	500,088
Smart & Final, Inc.	144,271	4.750	11/15/2019	144,361
Spectrum Brands, Inc.	243,775	3.500	9/4/2019	243,470
				3,966,442
ENERGY - 1.4%
Fieldwood Energy	98,565	3.875	9/28/2018	98,534
Fieldwood Energy	80,850	8.125	9/30/2020	83,655
Frac Tech International LLC	99,000	4.902	4/16/2021	99,619
Inc Research Accellent	252,368	4.000	2/21/2021	251,460
Quicksilver Resources, Inc.	190,000	7.000	6/21/2019	190,120
Templar Energy, LLC	135,000	8.000	11/25/2020	134,409
TGGT Holdings, LLC	96,000	6.500	11/12/2018	96,780
				954,577
FINANCIALS - 5.0%
AlixPartners, LLP	225,000	4.000	7/10/2020	224,494
Asurion, LLC	115,927	4.250	3/2/2020	116,142
Asurion, LLC	120,000	8.500	3/3/2021	123,450
Asurion, LLC	176,090	5.000	5/24/2019	176,506
Asurion, LLC	111,718	4.250	7/8/2020	110,446
Capital Automotive LP	119,156	4.000	4/10/2019	119,398
Clipper Acquisitions Corp.	299,250	3.000	2/6/2020	296,632
Delos Aircraft, Inc.	186,000	3.500	3/6/2021	185,710
Drillships Financing Holding	144,273	6.000	3/31/2021	146,167
Guggenheim Partners Investment	144,275	4.250	7/22/2020	144,906
HHI Holdings LLC	59,000	5.000	10/5/2018	58,816
National Financial Partners	169,213	5.250	7/1/2020	170,111
Nuveen Investments, Inc.	205,000	4.152	5/13/2017	205,273
Nuveen Investments, Inc.	385,000	6.500	2/28/2019	388,731
Santander AKA Sam Finance	118,703	4.250	12/17/2020	118,629
Starwood Property Trust, Inc.	381,075	3.500	4/17/2020	378,813
Trans Union, LLC	267,564	4.000	4/9/2021	260,883
Walter Investment MGMT	99,750	4.750	12/18/2020	99,117
				3,324,224
HEALTH CARE - 10.3%
Akorn, Inc.	175,000	4.500	4/17/2021	175,875
American Renal Holdings, Inc.	70,000	8.500	2/14/2020	70,131
Capsugel Holdings US, Inc.	241,530	3.500	8/1/2018	241,153
CHG Buyer Corp.	244,325	4.250	11/19/2019	244,365
Community Health Systems, Inc.	496,755	4.250	1/27/2021	499,393
CRC Health Corp.	77,000	5.250	3/26/2021	77,160
Endo Pharmaceuticals Holdings	350,000	3.250	3/1/2021	347,856
Gentiva Health	164,588	6.500	10/18/2019	162,873
Grifols, Inc.	521,000	3.150	2/26/2021	519,520
IMS Health, Inc.	259,000	3.750	3/17/2021	258,371

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTH CARE (Continued) - 10.3%
Inc Research Accellent	$ 117,999	4.250%	7/12/2018	$ 118,073
Inc Research Accellent	187,000	4.500	3/12/2021	185,948
Kinetic Concepts	224,437	4.000	5/4/2018	224,634
MALLINCKRODT	158,000	3.500	3/19/2021	157,013
Medpace Holdings, Inc.	208,000	5.000	4/1/2021	208,260
MPH Acquicition Holdings	212,000	4.000	3/31/2021	211,338
National Mentor Holdings	95,000	9.750	4/11/2020	94,763
National Mentor Holdings	240,000	4.750	1/31/2021	240,360
Par Pharmaceutical	127,476	4.000	9/30/2019	127,062
Pharmedium Healthcare Corp.	200,000	4.250	1/28/2021	199,125
Pharmedium Healthcare Corp.	29,000	7.750	1/28/2022	29,290
PRA Holdings, Inc.	144,275	4.500	9/23/2020	143,631
Quintiles Transnational Corp.	510,000	3.750	6/8/2018	509,895
Regional Care Hospital, Inc.	179,000	5.000	4/23/2019	178,442
RPI Finance Trust	159,200	3.250	11/9/2018	159,524
Salix Pharmaceuticals Ltd.	102,700	4.250	1/2/2020	103,238
Sheridan Holdings, Inc.	220,268	4.500	6/29/2018	220,406
Sheridan Holdings, Inc.	87,000	8.250	12/20/2021	89,175
Surgery Center	143,535	6.000	3/18/2019	144,610
Surgical Care Affiliates, Inc.	194,023	4.000	6/29/2018	194,023
US Renal Care, Inc.	170,210	4.250	7/3/2019	170,351
Valeant Pharmaceuticals	533,646	3.750	2/13/2019	534,246
				6,840,104
INDUSTRIALS - 12.1%
Air Canada	205,000	5.500	9/26/2019	208,331
Alliance Laundry Systems LLC	69,930	4.250	12/10/2018	70,017
Alliant Techsystems, Inc.	214,463	3.500	11/2/2020	214,631
AlliedBarton Security Services	78,976	4.250	2/12/2021	78,581
AlliedBarton Security Services	28,024	3.250	2/12/2021	27,884
AlliedBarton Security Services	38,479	8.000	8/13/2021	38,640
AlliedBarton Security Services	14,521	7.000	8/13/2021	14,581
American Airlines, Inc.	742,309	3.750	6/27/2019	741,964
Apex Tool Group, LLC	144,271	4.500	1/31/2020	143,039
Avis Budget Car Rental, LLC	144,271	3.000	3/15/2019	144,226
Brand Energy & Infrastructure	130,599	4.750	11/26/2020	130,885
Brickman Group Holdings, Inc.	328,178	4.000	12/18/2020	328,030
Ceridian Corp.	518,224	4.402	5/9/2017	519,196
CPI International, Inc.	203,170	4.250	4/7/2021	202,980
CSC Holdings LLC	182,835	7.000	5/22/2018	184,892
Doncasters Group Ltd.	137,000	4.250	6/30/2018	137,651
Envision Healthcare Corp.	194,002	4.000	5/25/2018	194,487
Filtration Group Corp.	45,885	4.500	11/20/2020	46,229
Filtration Group Corp.	80,000	8.250	11/19/2021	81,567
Harland Clarke Holdings	69,000	6.000	8/2/2019	69,474
HD Supply, Inc.	279,289	4.000	6/28/2018	279,348
Husky Injection Molding	173,000	4.250	7/2/2018	173,682
McJunkin Red Man Corp.	73,630	4.750	11/8/2019	74,198
NORTEK	55,000	3.750	10/16/2020	54,966
Ply Gem Industires, Inc.	420,000	4.000	2/1/2021	417,690
Quikrete	194,025	4.000	9/28/2020	194,227
Rexam Healthcare	114,000	4.250	4/9/2021	114,428
Rexnord Corp.	243,775	4.000	8/21/2020	243,166
Sedgwick CMS Holdings, Inc.	600,000	3.750	3/1/2021	593,142
SESAC, Inc.	48,000	5.000	2/8/2019	48,180
Southwire Co.	449,000	3.250	2/10/2021	448,894
Spin Holdco, Inc.	239,400	4.250	11/14/2019	239,071

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
INDUSTRIALS (Continued) - 12.1%
Spirit Aerosystems, Inc.	$ 222,296	3.250%	9/15/2020	$ 221,671
TransDigm, Inc.	662,102	3.750	2/28/2020	659,772
US Airways	515,000	3.500	5/23/2019	511,781
USIC Holdings, Inc.	201,130	4.000	7/10/2020	199,119
				8,050,620
INFORMATION TECHNOLOGY - 15.0%
Active Network, Inc.	147,525	5.500	11/13/2020	148,171
Alcatel Lucent USA, Inc.	751,988	4.500	1/30/2019	753,665
Allfrelx Holdings III, Inc.	289,275	4.250	7/17/2020	289,564
Applied Systems, Inc.	241,395	4.250	1/25/2021	241,568
Applied Systems, Inc.	11,000	7.500	1/24/2022	11,165
Avago Technologies	368,000	8.000	4/16/2021	369,558
Blue Coat Systems	210,000	9.500	6/28/2020	212,625
Blue Coat Systems, Inc.	145,000	4.000	5/31/2019	145,068
CDW LLC	871,582	3.250	4/15/2020	863,410
Commscope, Inc.	205,965	2.733	1/23/2017	206,652
Commscope, Inc.	164,586	3.250	1/16/2018	164,655
Deltek, Inc.	279,293	4.500	10/10/2018	279,294
Epicor Software Corp.	279,300	4.000	5/16/2018	279,692
Excelitas Technologies	159,200	6.000	11/2/2020	160,096
First Data Corp.	755,000	4.152	3/23/2018	755,159
First Data Corp.	115,000	4.152	3/24/2021	114,885
Freescale Semiconductor	288,550	5.000	1/15/2021	290,535
Go Daddy	243,753	4.000	12/17/2018	243,448
Infor, Inc.	483,776	3.750	6/3/2020	480,603
Infor, Inc.	319,200	3.750	6/3/2020	317,256
Information Resources, Inc.	144,275	4.750	9/30/2020	144,755
Interactive Data Corp.	239,596	3.750	2/12/2018	239,745
Interactive Data Corp.	352,086	4.750	4/23/2021	351,866
ION Trading Technologies	230,263	4.500	5/22/2020	230,062
Kronos, Inc.	11,939	4.500	10/30/2019	11,980
Kronos, Inc.	50,940	9.750	4/30/2020	52,659
Mitchell International, Inc.	169,575	4.500	10/13/2020	169,808
Mitchell International, Inc.	104,000	8.500	10/11/2021	106,275
Oberthur Technologies Finance	329,175	4.500	10/18/2019	331,232
Presidio, Inc.	63,000	5.000	3/31/2017	63,591
RP Crown Parent LLC	200,000	11.250	12/14/2019	203,050
RP Crown Parent LLC	220,493	6.000	12/21/2018	220,375
Sensata Technologies	454,120	3.250	5/13/2019	455,292
Skillsoft Corp.	200,000	6.750	4/23/2021	199,750
Skillsoft Corp.	137,000	7.750	4/22/2022	136,486
Sophia Holding	124,674	4.000	7/19/2018	124,888
Spansion LLC	108,455	3.750	12/19/2019	108,455
Sungard Availability	223,000	6.000	3/29/2019	222,231
Vision Solutions, Inc.	73,157	6.000	7/25/2016	73,065
Zayo Group LLC	208,937	4.000	7/2/2019	208,745
				9,981,379
MATERIALS - 5.6%
American Builders & Contractor	606,950	3.500	4/16/2020	605,433
Ardagh Holdings	234,412	4.250	12/17/2019	234,315
Arysta Lifeacience SPC	99,748	4.500	5/29/2020	100,061
Atkore International	118,000	4.500	4/9/2021	117,926
Berlin Packaging LLC	144,275	4.750	4/2/2019	144,996
Berry Plastics Group, Inc.	243,769	3.500	2/10/2020	241,766
Berry Plastics Group, Inc.	100,000	3.750	1/6/2021	99,583
Essar Steel Algoma, Inc.	144,268	9.250	9/22/2014	144,935

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2014
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
MATERIALS (Continued) - 5.6%
FMG Resources	$ 248,750	4.250%		6/28/2019	$ 249,046
Huntsman International LLC	290,000	3.000		10/15/2020	289,910
Ineos US Finance LLC	482,561	3.750		5/4/2018	479,055
Libbey Glass	202,000	3.750		4/9/2021	201,337
Minerals Technologies, Inc.	228,000	4.000		4/14/2021	228,710
Pro Mach, Inc.	26,255	4.500		7/6/2017	26,303
Reynolds Group	149,625	4.000		12/1/2018	149,859
Univar, Inc.	144,256	5.000		6/30/2017	144,233
W.R. Grace & Co.	191,578	3.000		2/3/2021	190,717
W.R. Grace & Co.	68,422	2.500		2/3/2021	68,116
					3,716,301
TELECOMMUNICATION SERVICES - 4.3%
Cincinnati Bell, Inc.	174,125	4.000		9/10/2020	172,964
Crown Castle Operating Co.	828,008	3.250		1/31/2021	826,071
Global Tel Link Corp.	137,091	5.000		5/26/2020	136,519
Intelsat Jackson Hldg.	200,000	3.750		6/28/2019	200,325
Lightower Fiber Networks	169,573	4.000		4/1/2020	169,387
SBA Senior Finance II LLC	214,000	3.250		3/24/2021	213,020
Securus Technologies, Inc.	144,275	4.750		4/30/2020	143,960
UPC Financing Partnership	290,000	2.500		6/30/2021	288,157
West Corp.	280,000	3.250		6/29/2018	277,521
Windstream Corp.	144,270	3.500		1/23/2020	143,819
XO Communications, Inc. - A	265,000	4.250		3/20/2021	265,332
					2,837,075
UTILITIES - 2.7%
Atlantic Power Ltd.	71,000	4.750		2/24/2021	71,621
Calpine Construction Finance	235,455	4.000		10/9/2019	235,977
Calpine Corp.	103,739	3.250		1/31/2022	102,002
Calpine Corp.	313,709	3.000		5/4/2020	306,749
Exgen Renewables I, LLC	89,249	5.250		2/8/2021	90,700
NRG Energy, Inc.	587,599	2.750		7/2/2018	582,458
Raven Power Finance LLC	87,429	5.250		12/21/2020	88,467
Texas Comp Elec Holdings	400,000	4.737		10/10/2017	302,387
					1,780,361
TOTAL BANK LOANS (Cost - $58,563,042)
					58,372,417
BONDS & NOTES - 7.7%
AIRLINES - 0.1%
Air Canada - 144A	75,000	6.750		10/1/2019	80,906

AUTO MANUFACTURERS - 0.1%
Jaguar Land Rover Automotive PLC - 144A	70,000	4.125		12/15/2018	72,625

BUILDING MATERIALS - 0.2%
Ply Gem Industries, Inc. - 144A	110,000	6.500		2/1/2022	110,413

CHEMICALS - 0.6%
Hexion US Finance Corp.	75,000	6.625		4/15/2020	78,281
Hexion US Finance Corp.	75,000	8.875		2/1/2018	78,469
Huntsman International LLC	50,000	4.875		11/15/2020	50,875
Ineos Group Holdings SA - 144A	200,000	5.875		2/15/2019	204,500
					412,125
COMMERCIAL MBS - 0.3%
Hilton USA Trust - 144A	150,000	5.222	+	11/5/2018	154,086
Monty Parent Issuer LLC	75,995	3.470		10/20/2015	76,145
					230,231

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2014
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
COMMERCIAL SERVICES - 0.4%
Avis Budget Car Rental LLC	$ 50,000	4.875%		11/15/2018	$ 52,563
Interactive Data Corp. - 144A	125,000	5.875		4/15/2019	126,485
United Rentals North America, Inc.	75,000	7.375		5/15/2020	83,437
					262,485
DIVERSIFIED FINANCIAL SERVICES - 0.5%
Aircastle Ltd.	75,000	6.250		12/1/2019	81,188
Aircastle Ltd.	25,000	4.625		12/15/2018	25,656
Icahn Enterprises LP - 144A	10,000	4.875		3/15/2019	10,163
International Lease Finance Corp.	120,000	3.875		4/15/2018	122,025
Nationstar Mortgage LLC	75,000	6.500		8/1/2018	75,937
SLM Corp.	40,000	4.875		6/17/2019	41,298
					356,267
ENTERTAINMENT - 0.2%
GLP Capital LP - 144A	50,000	4.875		11/1/2020	51,750
Isle of Capri Casinos, Inc.	75,000	5.875		3/15/2021	75,188
					126,938
FOOD - 0.1%
Chiquita Brands International, Inc.	73,000	7.875		2/1/2021	81,669

HEALTHCARE-SERVICES - 0.3%
CHS/Community Health Systems, Inc.	75,000	5.125		8/15/2018	79,031
Tenet Healthcare Corp. - 144A	75,000	6.000		10/1/2020	78,891
Tenet Healthcare Corp. - 144A	25,000	5.000		3/1/2019	25,125
					183,047
HOUSEHOLD PRODUCTS/WARES - 0.3%
Reynolds Group	100,000	9.000		4/15/2019	107,250
Reynolds Group	50,000	5.750		10/15/2020	52,250
Spectrum Brands Escrow Corp.	75,000	6.375		11/15/2020	81,750
					241,250
IRON/STEEL - 0.1%
United States Steel Corp.	50,000	6.875		4/1/2021	54,000

LODGING - 0.4%
MGM Resorts International	75,000	7.625		1/5/2017	85,500
Wynn Macau Ltd. - 144A	200,000	5.250		10/15/2021	203,500
					289,000
MEDIA - 1.2%
CCU Escrow Corp. - 144A	40,000	10.000		1/15/2018	39,300
Cequel Communications Holdings I LLC - 144A	50,000	6.375		9/15/2020	52,625
Clear Channel Worldwide Holdings, Inc.	105,000	7.625		3/15/2020	113,663
DISH DBS Corp.	100,000	4.250		4/1/2018	104,750
Numericable Group SA - 144A	200,000	4.875		5/15/2019	202,250
Sinclair Television Group, Inc.	115,000	5.375		4/1/2021	115,000
Sirius XM Holdings, Inc. - 144A	75,000	4.250		5/15/2020	72,187
Univision Communications, Inc. - 144A	75,000	6.875		5/15/2019	80,343
					780,118
MINING - 0.4%
FMG Resources August 2006 Pty Ltd. - 144A	120,000	8.250		11/1/2019	133,050
Vedanta Resources PLC - 144A	100,000	9.500		7/18/2018	112,880
					245,930
OIL & GAS - 0.2%
Calumet Specialty Products Partners LP	75,000	6.500		4/15/2021	75,000
Chesapeake Energy Corp.	35,000	3.467	+	4/15/2019	35,372
					110,372
OIL & GAS SERVICES - 0.1%
FTS International - 144A	50,000	6.250		5/1/2022	50,875

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2014
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
PACKAGING & CONTAINERS - 0.5%
Ardagh Packaging Finance PLC - 144A	$ 200,000	6.250%		1/31/2019	$ 209,000
Beverage Packaging Holdings Luxembourg II SA - 144A	130,000	6.000		6/15/2017	134,225
					343,225
PHARMACEUTICALS - 0.3%
Forest Laboratories, Inc. - 144A	90,000	4.375		2/1/2019	95,850
Salix Pharmaceuticals Ltd. - 144A	5,000	6.000		1/15/2021	5,375
Valeant Pharmaceuticals International, Inc. - 144A	75,000	6.750		8/15/2018	81,562
					182,787
REITS - 0.2%
iStar Financial, Inc.	120,000	4.875		7/1/2018	124,200

SOFTWARE - 0.4%
First Data Corp.	95,000	11.750		8/15/2021	101,650
First Data Holdings, Inc. - 144A	60,000	14.500		9/24/2019	58,125
Infor Software Parent - 144A	80,000	7.125		5/1/2021	80,800
					240,575
TELECOMMUNICATIONS - 0.8%
Avaya, Inc. - 144A	350,000	7.000		4/1/2019	350,000
Intelsat Jackson Holdings SA	85,000	6.625		12/15/2022	87,761
Level 3 Financing, Inc.	75,000	7.000		6/1/2020	81,375
					519,136
TRANSPORTATION - 0.0%
PHI, Inc. - 144A	25,000	5.250		3/15/2019	25,438

TOTAL BONDS & NOTES (Cost - $5,046,938)					5,123,612

SHORT-TERM INVESTMENT - 7.5%
MONEY MARKET FUND - 7.5%
Fidelity Institutional Money Market Funds - Government Portfolio
TOTAL SHORT-TERM INVESTMENT - (Cost - $4,992,148)	4,992,148	0.000	+		4,992,148

TOTAL INVESTMENTS - 103.0% (Cost - $68,602,128) (a)					$ 68,488,177
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.0) %					(1,988,237)
NET ASSETS - 100.0%					$ 66,499,940

MBS - Mortgage Back Security
REIT - Real Estate Investment Trust
+ Variable rate security. Interest rate is as of April 30, 2014.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $68,803,223 and differs from market value by net unrealized appreciation (depreciation) on securities as follow:
					$ 227,369
					(341,388)
					$ (114,019)

Portfolio Composition * - (Unaudited)
Bank Loans	85.20%	Industrial	0.71%
Communications	1.90%	Technology	0.36%
Consumer, Non-cyclical	1.39%	Energy	0.24%
Basic Materials	1.15%	Mortgage Services	0.23%
Consumer, Cyclical	0.84%	Lodging	0.00%
Financial	0.71%	Short-Term Investment	7.27%
		Total	100.00%

* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

For the six-month period ended April 30, 2014, high-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, continued to significantly outperform broad investment-grade bonds, as measured by the Barclays Aggregate Bond Index, and broad Treasuries, as measured by the BofA ML Treasury Master Index. High-yield bonds increased 5.0 percent, while broad investment-grade bonds gained 1.7 percent and broad Treasuries rose 0.8 percent during this period.

Interest rates on 10-year Treasury bonds experienced moderate variations in the six month period ended April 30, 2014, fluctuating by 0.41 percent but ending slightly lower than where it started.  Rates went from 2.62 percent at the beginning of November to a high of 3.03 percent in December, before settling at 2.65 percent on April 30, 2014.  This was in contrast to the prior six-month period, which saw the 10-year Treasury rise by more than 1 percent over a two-month period then mostly holding that higher rate before declining moderately at the end of the period.

Within the high-yield bond market, securities rated CCC and lower generally outperformed securities rated BB and securities rated B in the six month period ended April 30, 2014. CCC-rated bonds increased 5.8 percent, while B-rated bonds increased 2.9 percent and BB-rated bonds gained 4.8 percent. The outperformance of CCC-rated bonds over BB and B-rated bonds during both fiscal quarters detracted from the Fund’s relative performance due to the focus on BB and B-rated bonds.

The Fund continued to maintain a shorter duration relative to the benchmark index, (the Bank of America Meryl Lynch BB-B U.S. Non-Distressed High Yield Index) with a bias toward the intermediate segment of the credit curve that mature in three to seven years. The Sub-Adviser has focused on this area as it believes it to be less volatile.  The average duration of positions held by the Fund was 3.1 years versus approximately 3.8 years for the benchmark index.  The Sub-Adviser has generally avoided bonds with maturities of more than 10 years unless there was an opportunity to purchase them at a significant discount to par.

The Sub-Adviser moved from an overweight in the metals and mining sector to an underweight at the end of the previous fiscal year after the sector had underperformed the benchmark index for an extended period with no indications of a rebound.  The underweight proved fortuitous in the six-month period ended April 30, 2014 as the sector continued to lag considerably.  One of the better performing holdings in this sector held by the Fund was Kaiser Aluminum Corporation (483007AE0), a firm that produces semi-fabricated aluminum products.  The security produced a 3.2 percent return and was the best performing metals/mining bond in the Fund during the six-month time period.

Exposure to the gaming sector also enhanced performance on both a relative and absolute basis as the Sub-Adviser's selections in this sector outperformed gaming securities within the index, as well as the benchmark index as a whole.  A substantial overweight to the sector also added to performance.  Boyd Gaming (103304BJ9), a Las Vegas based hotel and casino operating company with properties in eight states, increased 6.2 percent during the first half of the fiscal year.

Going forward, the Sub-Adviser expects that the economy will improve along with business and consumer confidence.  It also anticipates that spreads should stay compressed as the credit market remains at cyclical lows.  However, the Sub-Adviser is confident that the high-yield market can sustain a 3 percent on spreads for multiple years, which bodes well for the high-yield issuers' cost of capital.  The Sub-Adviser plans to focus on shorter durations and bonds rated single-B, in hopes that these securities may provide the best risk-adjusted return opportunities and less interest rate sensitivity than BB-rated and high-grade credit.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception(7/1/05)
Class N	3.80%	4.27%	6.22%	11.83%	6.23%
Class C Class A with load of 4.50% Class A without load	3.44% (1.06)% 3.65%	3.40% (0.74)% 3.98%	5.40% 4.37% 5.97%	11.00% 10.54% 11.55%	5.43% 5.14%* 5.80%*
BofA ML BB U.S. Non-Distressed HY Index	4.54%	5.70%	8.18%	12.29%	7.21%
Morningstar High-Yield Bond Category	4.12%	5.50%	7.30%	13.85%	6.86%

*Class A commenced operations on January 3, 2007.

BofA ML BB U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high-yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.11% for Class N, 1.86% for Class C and 1.36% for Class A.  Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 96.4%
AEROSPACE/DEFENSE - 0.6%
Triumph Group, Inc. - 144A	$ 815,000	4.8750%	4/1/2021	$ 806,850

APPAREL - 1.0%
Air Canada - 144A	325,000	8.7500	4/1/2020	356,688
Air Canada - 144A	350,000	7.7500	4/15/2021	357,438
UAL	674,922	6.6360	7/2/2022	739,882
				1,454,008
APPAREL - 1.7%
Perry Ellis International, Inc.	550,000	7.8750	4/1/2019	577,500
Quicksilver, Inc. - 144A	680,000	7.8750	8/1/2018	741,200
Wolverine World Wide, Inc.	1,065,000	6.1250	10/15/2020	1,155,525
				2,474,225
AUTO MANUFACTURERS - 1.0%
Chrysler Group LLC	700,000	8.2500	6/15/2021	790,125
Chrysler Group LLC - 144A	550,000	8.2500	6/15/2021	620,813
				1,410,938
AUTO PARTS & EQUIPMENT - 1.8%
Allison Transmission, Inc. - 144A	400,000	7.1250	5/15/2019	434,000
Pittsburgh Glass Works LLC - 144A	1,350,000	8.0000	11/15/2018	1,468,125
Titan International, Inc. - 144A	695,000	6.8750	10/1/2020	740,175
				2,642,300
BANKS - 2.4%
CIT Group, Inc. - 144A	750,000	5.5000	2/15/2019	810,469
CIT Group, Inc.	295,000	5.3750	5/15/2020	316,019
Synovus Financial Corp.	1,370,000	5.1250	6/15/2017	1,448,775
Synovus Financial Corp.	755,000	7.8750	2/15/2019	866,363
				3,441,626
BUILDING MATERIALS - 0.7%
Builders FirstSource - 144A	640,000	7.6250	6/1/2021	689,600
Griffon Corp. - 144A	345,000	5.2500	3/1/2022	341,550
				1,031,150
CHEMICALS - 1.9%
PetroLogistics Finance Corp.	530,000	6.2500	4/1/2020	543,912
TPC Group, Inc. - 144A	1,665,000	8.7500	12/15/2020	1,843,988
Tronox Finance LLC	385,000	6.3750	8/15/2020	394,625
				2,782,525
COMMERCIAL SERVICES - 4.5%
CoreLogic, Inc.	1,310,000	7.2500	6/1/2021	1,427,900
DynCorp International, Inc.	705,000	10.3750	7/1/2017	749,063
The Hertz Corp.	410,000	6.7500	4/15/2019	441,775
Live Nation Entertainment, Inc. - 144A	750,000	7.0000	9/1/2020	821,250
Safway Group Holding LLC - 144A	800,000	7.0000	5/15/2018	852,000
TransUnion LLC	295,000	11.3750	6/15/2018	316,181
United Rentals North America, Inc.	1,015,000	7.6250	4/15/2022	1,146,950
United Rentals North America, Inc.	255,000	8.2500	2/1/2021	286,556
WEX, Inc. - 144A	510,000	4.7500	2/1/2023	485,775
				6,527,450

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
COMPUTERS - 0.9%
NCR Corp. - 144A	$ 125,000	6.3750%	12/15/2023	$ 134,375
SunGard Data Systems, Inc.	1,040,000	6.6250	11/1/2019	1,094,600
				1,228,975
COSMETICS/PERSONAL CARE - 0.5%
Revlon Consumer Products Corp. - 144A	760,000	5.7500	2/15/2021	769,500

DISTRIBUTION/WHOLESALE- 0.5%
HD Supply, Inc.	610,000	11.0000	4/15/2020	722,850

DIVERSIFIED FINANCIAL SERVICES - 5.2%
AerCap Aviation Solutions BV	675,000	6.3750	5/30/2017	740,813
Aircastle Ltd.	1,195,000	6.2500	12/1/2019	1,293,588
Ally Financial, Inc.	800,000	8.0000	3/15/2020	971,000
Ally Financial, Inc.	335,000	7.5000	9/15/2020	398,231
Ally Financial, Inc.	345,000	4.7500	9/10/2018	366,563
Cogent Comm Finance, Inc. - 144A	460,000	5.6250	4/15/2021	453,100
Denali Borrower LLC / Denali Finance Corp. - 144A	760,000	5.6250	10/15/2020	782,800
E*TRADE Financial Corp.	280,000	6.7500	6/1/2016	304,150
E*TRADE Financial Corp.	800,000	6.3750	11/15/2019	873,000
International Lease Finance Corp.	570,000	6.2500	5/15/2019	630,563
International Lease Finance Corp.	245,000	8.6250	1/15/2022	301,042
KCG Holdings, Inc. - 144A	340,000	8.2500	6/18/2018	360,400
				7,475,250
ELECTRIC - 3.0%
Calpine Corp. - 144A	653,000	7.5000	2/15/2021	715,035
Genon Energy	525,000	9.5000	10/15/2018	557,813
NRG Energy, Inc.	380,000	7.6250	1/15/2018	432,250
NRG Energy, Inc.	375,000	7.8750	5/15/2021	417,656
NRG Energy, Inc. - 144A	1,700,000	6.2500	7/15/2022	1,761,625
NRG Energy, Inc. - 144A	350,000	6.2500	5/1/2024	351,750
				4,236,129
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Belden, Inc. - 144A	625,000	5.5000	9/1/2022	639,063

ELECTRONICS - 1.0%
Viasystems, Inc. - 144A	1,335,000	7.8750	5/1/2019	1,428,450

ENTERTAINMENT - 3.4%
Ameristar Casinos, Inc.	780,000	7.5000	4/15/2021	850,200
Isle of Capri Casinos, Inc.	355,000	5.8750	3/15/2021	355,888
Palace Entertainment Holdings LLC - 144A	1,140,000	8.8750	4/15/2017	1,187,737
Penn National Gaming, Inc. - 144A	1,120,000	5.8750	11/1/2021	1,083,600
Pinnacle Entertainment, Inc.	745,000	7.7500	4/1/2022	812,050
Pinnacle Entertainment, Inc.	550,000	5.7500	6/15/203	563,750
Regal Entertainment Group				4,853,225

FOOD - 0.6%
ARAMARK Corp.	760,000	5.7500%	3/15/2020	800,850

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
GAS - 1.0%
Sabine Pass LNG LP	$ 970,000	7.5000%	11/30/2016	$ 1,081,550
Sabine Pass LNG LP	325,000	6.5000	11/1/2020	345,313
				1,426,863
HAND/MACHINE TOOLS - 0.3%
Mcron Finance Sub LLC - 144A	320,000	7.7500	2/15/2021	352,000

HEALTHCARE-PRODUCTS - 2.3%
Alere, Inc.	725,000	7.2500	7/1/2018	799,312
Biomet, Inc.	560,000	6.5000	8/1/2020	615,300
Hologic, Inc.	615,000	6.2500	8/1/2020	653,438
Kinetics Concept	460,000	10.5000	11/1/2018	527,850
Universal Hospital Services, Inc.	700,000	7.6250	8/15/2020	752,500
				3,348,400
HEALTHCARE-SERVICES - 3.3%
Community Health Systems, Inc. - 144A	185,000	5.1250	8/1/2021	189,625
Community Health Systems, Inc. - 144A	355,000	6.8750	2/1/2022	369,644
HCA Holdings, Inc.	1,100,000	7.7500	5/15/2021	1,211,375
ResCare, Inc.	495,000	10.7500	1/15/2019	549,450
Select Medical Corp.	700,000	6.3750	6/1/2021	724,500
Tenet Healthcare Corp. - 144A	400,000	6.0000	10/1/2020	420,750
Tenet Healthcare Corp.	755,000	8.0000	8/1/2020	822,950
Tenet Healthcare Corp.	340,000	8.1250	4/1/2022	378,250
				4,666,544
HOLDING COMPANIES-DIVERSIFIED - 0.5%
WaveDivision Escrow Corp. - 144A	640,000	8.1250	9/1/2020	691,200

HOME BUILDERS - 1.0%
Taylor Morrison Communities, Inc. - 144A	258,000	7.7500	4/15/2020	284,445
Taylor Morrison Communities, Inc. - 144A	1,065,000	5.2500	4/15/2021	1,080,975
				1,365,420
HOME FURNISHINGS - 0.6%
Tempur Sealy International, Inc.	780,000	6.8750	12/15/2020	854,100

HOUSEHOLD PRODUCTS - 1.4%
Reynolds Group Issuer, Inc.	1,050,000	5.7500	10/15/2020	1,097,250
Spectrum Brands, Inc.	190,000	6.7500	3/15/2020	205,438
Spectrum Brands, Inc.	680,000	6.3750	11/15/2020	741,200
				2,043,888
HOUSEWARES - 0.1%
Libbey Glass, Inc.	67,000	6.8750	5/15/2020	69,141

INTERNET - 0.4%
CyrusOne Finance Corp.	560,000	6.3750	11/15/2022	597,800

LEISURE TIME - 0.8%
NCL Corp. Ltd.	1,110,000	5.0000	2/15/2018	1,151,625

LODGING - 3.2%
Boyd Gaming Corp.	835,000	9.0000	7/1/2020	925,806
Felcor Lodging LP	720,000	5.6250	3/1/2023	730,800

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
LODGING (CONTINUED) - 3.2%
Hilton Worldwide Finance Corp. - 144A	$ 645,000	5.6250%	10/15/2021	$ 673,622
MGM Resorts International	950,000	7.7500	3/15/2022	1,107,225
MGM Resorts International	390,000	6.7500	10/1/2020	431,964
MTR Gaming Group	650,000	11.5000	8/1/2019	734,500
				4,603,917
MACHINERY-CONSTRUCTION & MINING - 0.4%
Terex Corp.	600,000	6.0000	5/15/2021	645,000

MACHINERY-DIVERSIFIED - 2.2%
The Manitowoc Co., Inc.	920,000	5.8750	10/15/2022	998,200
Renaissance Acquisition - 144A	2,150,000	6.8750	8/15/2021	2,217,188
				3,215,388
MEDIA - 10.3%
Cequel Communications Holdings I LLC - 144A	1,280,000	6.3750	9/15/2020	1,347,200
Clear Channel Worldwide Holdings, Inc.	1,140,000	7.6250	3/15/2020	1,234,050
DISH DBS Corp.	610,000	7.8750	9/1/2019	725,138
Entercom Radio LLC	920,000	10.5000	12/1/2019	1,067,200
Gannett Co., Inc. - 144A	605,000	5.1250	10/15/2019	631,469
Gray Television, Inc.	1,335,000	7.5000	10/1/2020	1,441,800
Harron Communications LP - 144A	700,000	9.1250	4/1/2020	791,000
LIN Television Corp.	345,000	8.3750	4/15/2018	364,838
LIN Television Corp.	1,095,000	6.3750	1/15/2021	1,157,963
McClatchy Company	765,000	9.0000	12/15/2022	875,925
Mediacom LLC/Cap Corp	660,000	7.2500	2/15/2022	714,450
Nexstar Broadcasting, Inc.	685,000	6.8750	11/15/2020	729,525
Sinclair Television Group, Inc.	560,000	6.3750	11/1/2021	585,200
Sirius XM Holdings, Inc. - 144A	545,000	5.2500	8/15/2022	591,325
Starz LLC	1,775,000	5.0000	9/15/2019	1,848,219
Videotron Ltd.	675,000	5.0000	7/15/2022	683,436
				14,788,738
MINING - 1.6%
FMG Resources August 2006 Pty Ltd. - 144A	1,270,000	8.2500	11/1/2019	1,408,113
FMG Resources August 2006 Pty Ltd. - 144A	350,000	6.8750	4/1/2022	375,813
Kaiser Aluminum Corp.	425,000	8.2500	6/1/2020	481,312
				2,265,238
OIL & GAS - 13.8%
Berry Petroleum Co - Class A	480,000	6.7500	11/1/2020	509,400
Bill Barrett Corp.	800,000	7.6250	10/1/2019	868,000
Bill Barrett Corp.	945,000	7.0000	10/15/2022	996,975
Bonanza Creek Energy, Inc.	1,155,000	6.7500	4/15/2021	1,241,625
Chaparral Energy, Inc.	300,000	8.2500	9/1/2021	329,250
Chaparral Energy, Inc.	1,230,000	7.6250	11/15/2022	1,316,100
Comstock Resources, Inc.	330,000	7.7500	4/1/2019	354,750
Comstock Resources, Inc.	540,000	9.5000	6/15/2020	619,650
Drill Rigs Holdings, Inc. - 144A	1,700,000	6.5000	10/1/2017	1,763,750
Energy XXI Gulf Coast, Inc. - 144A	715,000	7.5000	12/15/2021	759,688

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS (CONTINUED) - 13.8%
EXCO Resources, Inc.	$ 715,000	7.5000%	9/15/2018	$ 731,088
Gastar Expolration - 144A	355,000	8.6250	5/15/2018	367,425
Gulfport Energy Corp.	1,495,000	7.7500	11/1/2020	1,629,550
Hercules Offshore, Inc. - 144A	1,350,000	10.2500	4/1/2019	1,515,375
Linn Energy LLC	695,000	6.5000	5/15/2019	724,538
Offshore Group Investment Ltd.	555,000	7.7500	11/1/2019	579,975
Pacific Drilling SA - 144A	825,000	5.3750	6/1/2020	806,434
Parker Drilling Co. - 144A	700,000	6.7500	7/15/2022	728,000
Resolute Energy Corp.	745,000	8.5000	5/1/2020	782,250
Rice Energy - 144A	700,000	6.2500	5/1/2022	701,750
Sanchez Energy Corp. - 144A	410,000	7.7500	6/15/2021	440,750
Swift Energy Co.	555,000	7.8750	3/1/2022	555,000
W&T Offshore, Inc.	450,000	8.5000	6/15/2019	488,250
Western Refining, Inc.	1,035,000	6.2500	4/1/2021	1,081,575
				19,891,148
OIL & GAS SERVICES - 1.9%
Basic Energy Services, Inc.	575,000	7.7500	10/15/2022	633,218
Hornbeck Offshore Services, Inc.	315,000	5.8750	4/1/2020	329,175
Hornbeck Offshore Services, Inc.	400,000	5.0000	3/1/2021	390,000
Key Energy Services, Inc.	730,000	6.7500	3/1/2021	773,800
McDermott International, Inc. - 144A	575,000	8.0000	5/1/2021	582,188
				2,708,381
PHARMACEUTICALS - 1.3%
Valeant Pharmaceuticals International - 144A	860,000	6.3750	10/15/2020	928,800
Valeant Pharmaceuticals International - 144A	910,000	6.7500	8/15/2021	980,525
				1,909,325
PIPELINES - 4.2%
El Paso LLC	495,000	7.2500	6/1/2018	566,720
Rockies Express Pipeline LLC - 144A	610,000	6.8500	7/15/2018	648,125
Rockies Express Pipeline LLC - 144A	825,000	5.6250	4/15/2020	831,188
Rockies Express Pipeline LLC - 144A	805,000	6.8750	4/15/1940	752,675
Rockies Express Pipeline LLC - 144A	695,000	6.0000	1/15/2019	719,325
Sabine Pass Liquefaction LLC - 144A	725,000	6.2500	3/15/2022	761,250
Sabine Pass Liquefaction LLC	365,000	5.6250	4/15/2023	370,019
Sabine Pass Liquefaction LLC	1,395,000	5.6250	2/1/2021	1,447,313
				6,096,615
REAL ESTATE - 0.2%
Realogy Group LLC - 144A	305,000	7.6250	1/15/2020	341,600

REITS - 1.7%
Crown Castle Int'l Corp.	350,000	7.1250	11/1/2019	373,940
iStar Financial, Inc.	1,130,000	7.1250	2/15/2018	1,268,425
RHP Hotel Properties LP	745,000	5.0000	4/15/2021	746,863
				2,389,228
RETAIL- 0.4%
Burlington Coat Factory Warehouse Corp.	540,000	10.0000	2/15/2019	598,050

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2014
		Principal	Interest		Maturity
Security		Amount	Rate		Date	Value
SOFTWARE - 1.4%
BMC Software Finance, Inc. - 144A		$ 515,000	8.1250%		7/15/2021	$ 542,038
BMC Software, Inc.		370,000	7.2500		6/1/2018	388,500
MedAssets, Inc. - 144A		1,020,000	5.3750		8/15/2020	1,032,750
						1,963,288
TELECOMMUNICATIONS - 11.0%
Cincinnati Bell, Inc.		1,415,000	8.3750		10/15/2020	1,563,575
EarthLink, Inc.		720,000	8.8750		5/15/2019	723,600
EarthLink, Inc.		960,000	7.3750		6/1/2020	1,005,600
Fairpoint Communications, Inc. - 144A		1,350,000	8.7500		8/15/2019	1,468,125
Frontier Communications Corp.		490,000	8.1250		10/1/2018	572,684
Frontier Communications Corp.		730,000	85.0000		4/15/2020	853,644
Frontier Communications Corp.		855,000	9.2500		7/1/2021	1,014,244
Intelsat Jackson Holdings SA		1,375,000	7.7500		6/1/2021	1,438,594
Intelsat Jackson Holdings SA		315,000	8.1250		6/1/2023	331,931
Level 3 Financing, Inc.		315,000	8.6250		7/15/2020	354,375
Level 3 Financing, Inc.		830,000	7.0000		6/1/2020	900,550
Level 3 Financing, Inc. - 144A		845,000	6.1250		1/15/2021	889,363
SBA Communications Corp.		1,555,000	5.6250		10/1/2019	1,638,581
Sprint Communications, Inc. - 144A		110,000	9.0000		11/15/2018	134,338
Sprint Communications, Inc.		1,175,000	11.5000		11/15/2021	1,580,375
Sprint Communications, Inc.		825,000	7.0000		8/15/2020	901,311
Windstream Corp.		350,000	7.7500		10/15/2020	379,750
						15,750,640

TOTAL BONDS & NOTES (Cost - $133,754,126)						138,458,901
			Interest
Security		Shares	Rate
SHORT-TERM INVESTMENT - 2.7%
MONEY MARKET FUND - 2.7%
First American Government Obligations Fund		3,824,228	0.01	%+		3,824,228
TOTAL SHORT-TERM INVESTMENT (Cost - $ 3,824,228)

TOTAL INVESTMENTS - 99.1% (Cost - $ 137,578,354)						$ 142,283,129
OTHER ASSETS LESS LIABILITIES - 0.9%						1,345,673
NET ASSETS - 100.0%						$ 143,628,802

+ Variable rate security. Interest rate is as of April 30, 2014.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REIT - Real Estate Investment Trust

Portfolio Composition * - (Unaudited)
B3	31.62%		Caa1			7.12%
B1	20.86%		Short-Term Investment			2.69%
B2	16.97%		Caa2			2.24%
Ba3	8.70%		NR			0.91%
Ba2	8.45%		Ba1			0.44%
			Total			100.00%

* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund

Message from the Sub-Adviser (Rogge Global Partners PLC)

International bonds, as measured by the Barclay’s Global Aggregate ex-U.S. Bond Index Unhedged, were strong rising 2.4 percent for the six-month period ended April 30, 2014. The index was helped by the strong performance of emerging markets bonds, as measured by the Barclay’s Emerging Markets Ex-U.S. Aggregate Bond Index. When compared with the United States bond market, as measured by the Barclay’s U.S. Aggregate Bond Index, global bonds outpaced U.S. bonds by 0.7 percent for the six-month period with U.S. bonds rising 1.7 percent. However, compared to the broad equities market both domestic and international bonds trailed their equity counterparts as the S&P 500 rose by 8.3 percent during the same time period.

The Sub-Adviser implements a four-step investment process using four key macroeconomic factors in four major asset classes to achieve returns in five unique areas. The four macroeconomic factors are: global economic outlook, inflation, interest rates and event risk. The four major asset classes are: developed sovereign (government debt), investment grade credit (corporate debt), high yield and emerging markets.  The four-step investment process has the following stages: assess relative value, manage risk, micro-level analysis and implementation. Finally, the five return components are: country, currency, yield curve, duration and spread/sector. They seek to identify healthy countries by measuring the sustainability of public borrowing and the private sector as well as the effectiveness and credibility of that nation’s authorities.

The Sub-Adviser added to the performance of the Fund for the six-month period by being overweight in Israel, New Zealand and Sweden. The Fund was underweight in Japan and the United Kingdom, which detracted from performance. The use of currency was a positive contributor to performance over the six-month period; an overweighting of the Norwegian Krone, the Australian Dollar, the Mexican Peso, the Malaysian Ringgit, and the Chilean Peso benefited the Fund, while an underweighting of the Japanese Yen influenced the portfolio positively during the first few months of the period but detracted the closing three months.

Sector allocation was a strong positive contributor to performance with an overweight to credit positively impacting performance due to tightening credit spreads. Within investment grade credit, an overweight to financials proved to be a good decision as financials performed well, with a preference to bonds ranked highest in the issuers’ capital structure during the six-month period Additionally, high yield was another overweight sector, which proved to be a positive contributor to the performance of the Fund.

Looking forward, the Sub-Adviser sees developed markets in a cyclical upswing despite the structural headwinds to long-term growth prospects. In the emerging markets, the countries matter more to the Sub-Adviser as each emerging market economy is in a very different position from the others due to their unique economic identities. The Fund does not see a shift in Japanese policies at any point in the near future and they continue to underweight the Yen as a result. A lot of the volatility appears to be in the long-term bonds with rising rates being on the minds of most fixed income investors. The Sub-Adviser is skeptical with respect to Europe due to the big debt problems that have plagued the region for the past few years, and they expect significant volatility in the less developed European nations. In emerging markets, the Sub-Adviser sees continued risk, but opportunities for investment in those economies as well. Elsewhere in the world, the Fund sees Mexico as a strong economy compared to most of the developing world. As global economic growth continues to improve, there will be more opportunities for the Sub-Adviser to take advantage of that growth.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2014

Annualized Since Inception (11/1/13)
Class N	2.29%
Class C Class A with load of 4.50% Class A without load	1.82% (2.42)% 2.17%
Barclays Global ex-US Aggregate Bond Index Unhedged	2.51%
Morningstar World Bond Category	2.03%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark..

The Morningstar World Bond Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.52% for Class N, 2.27% for Class C and 1.77% for Class A.  Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund
April 30, 2014

Security	Principal Amount	Interest Rate	Maturity Date	Value
BONDS & NOTES - 39.2%
AGRICULTURE - 0.4%
Imperial Tobacco Finance PLC	$ 100,000	5.5000%	11/22/2016	$ 183,838

Auto Manufacturers - 2.5%
Daimler AG	350,000	4.125	1/19/2017	528,591
Volkswagen International Finance NV	350,000	1.875	5/15/2017	498,940
				1,027,531
BANKS - 21.2%
ABN AMRO Bank NV +	50,000	4.3100	Perpetual	70,716
Bank of Tokyo-Mitsubishi UFJ Ltd. - 144A	200,000	3.7500	3/10/2024	202,915
Barclays Bank PLC	150,000	6.0000	1/14/2021	247,514
Barclays Bank PLC	100,000	5.7500	8/17/2021	194,893
BBVA Bancomer SA	150,000	6.7500	9/30/2022	167,625
BNP Paribas SA	250,000	2.8750	9/26/2023	365,050
BPCE SA +	50,000	4.6250	Perpetual	71,129
BPCE SA	350,000	3.7500	7/21/2017	526,698
Commonwealth Bank of Australia	150,000	5.5000	8/6/2019	245,110
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	100,000	5.8750	5/20/2019	165,128
Credit Agricole SA	200,000	3.8750	2/13/2019	310,574
Credit Suisse AG	300,000	5.1250	9/18/2017	473,525
Deutsche Bank AG +	150,000	1.0470	3/9/2017	207,304
DNB Bank ASA +	100,000	3.0000	9/26/2023	145,518
HSBC Holdings PLC	100,000	6.5000	5/20/2024	207,749
HSBC Holdings PLC	100,000	6.0000	6/10/2019	165,871
ING BANK NV +	100,000	6.8750	5/29/2023	188,691
ING BANK NV +	100,000	6.1250	5/29/2023	157,898
Intesa Sanpaolo SpA	100,000	4.3750	10/15/2019	155,682
KBC Internationale Financieringsmaatschappij NV	350,000	2.1250	9/10/2018	503,064
Lloyds Bank PLC	100,000	6.5000	3/24/2020	167,497
Lloyds Bank PLC	150,000	4.8750	3/30/2027	282,733
National Australia Bank Ltd.	150,000	5.1250	12/9/2021	286,601
National Australia Bank Ltd.	50,000	4.6250	2/10/2020	78,707
Nordea Bank AB - 144A	500,000	1.2500	4/4/2017	500,305
Royal Bank of Canada	350,000	0.8500	3/8/2016	351,515
Royal Bank of Scotland PLC	150,000	5.3750	9/30/2019	245,852
Royal Bank of Scotland PLC	150,000	5.1250	1/13/2024	290,025
Societe Generale SA	200,000	2.2500	1/23/2020	287,336
Toronto-Dominion Bank	450,000	1.1250	5/2/2017	449,558
UBS AG/London	200,000	6.6250	4/11/2018	394,533
UniCredit SpA	100,000	3.3750	1/11/2018	147,656
Westpac Banking Corp.	250,000	2.1250	7/9/2019	364,695
				8,619,667
BUILDING MATERIALS - 0.4%
Heidelbergcement Finance Luxembourg SA	100,000	7.5000	4/3/2020	172,283

CHEMICALS - 0.4%
SPCM SA	100,000	5.5000	6/15/2020	150,418

COMMERCIAL MBS - 0.3%
German Residential Funding PLC 2013-1A +	99,250	1.3770	8/27/2024	139,637

COMMERCIAL SERVICES - 0.9%
AA Bond Co. Ltd.	100,000	9.5000	7/31/2019	190,812
EDU UK BondCo PLC	100,000	8.8750	9/15/2018	175,614
				366,426
DIVERSIFIED FINANCIAL SERVICES - 0.9%
Arrow Global Finance PLC	100,000	7.8750	3/1/2020	182,580
Cabot Financial Luxembourg SA	100,000	10.3750	10/1/2019	192,078
				374,658

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2014

Security	Principal Amount	Interest Rate	Maturity Date	Value
ELECTRIC - 2.1%
Electricite de France	$ 300,000	5.5000%	10/25/2016	$ 465,565
GDF Suez	250,000	3.5000	10/18/2022	387,608
				853,173
ELECTRONICS - 0.4%
Trionista Holdco GmbH	100,000	5.0000	4/30/2020	145,593

ENGINEERING & CONSTRUCTION - 0.4%
Deutsche Raststaetten Gruppe IV GmbH	100,000	6.7500	12/30/2020	151,139

GAS - 0.6%
National Grid PLC	150,000	4.3750	3/10/2020	240,108

INSURANCE - 1.6%
Allianz Finance II BV	250,000	4.7500	7/22/2019	407,308
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd.	150,000	3.3750	6/27/2022	227,432
				634,740
MACHINERY DIVERSIFIED - 0.4%
Kion Finance SA	100,000	6.75	2/15/2020	152,977

MEDIA - 1.1%
Cable Communications Systems NV	100,000	7.5000	11/1/2020	151,507
Cyfrowy Polsat Finance AB	100,000	7.1250	5/20/2018	147,049
Unitymedia Hessen GmbG & Co. KG / Unitymedia NRW GmbH	100,000	5.5000	9/15/2022	148,886
				447,442
MINING - 0.9%
BHP Billiton Finance USA Ltd.	350,000	1.0000	2/24/2015	352,217

OIL & GAS - 0.5%
Gazprom OAO Via Gaz Capital SA	150,000	3.3890	3/20/2020	199,670

PHARMACEUTICALS - 1.2%
GlaxoSmithKline Capital PLC	350,000	3.8750	7/6/2015	504,554

REITS - 0.7%
Societe Fonciere Lyonnaise SA	200,000	4.6250	5/25/2016	296,900

SAVINGS & LOANS - 1.2%
Nationwide Building Society	150,000	5.6250	9/9/2019	288,895
Silverstone Master Issuer PLC	100,000	5.0630	10/21/2016	183,080
				471,975
TELECOMMUNICATIONS - 1.1%
Deutsche Telekom International Finance BV	100,000	4.7500	5/31/2016	150,452
Play Finance 2 SA	100,000	5.2500	2/1/2019	143,402
Telecom Italia SpA Telecom Italia SpA	50,000	6.3750	6/24/2019	92,486
UPCB Finance Ltd.	50,000	7.6250	1/15/2020	74,270
				460,610

TOTAL CORPORATE NOTES & BONDS (Cost - $15,482,438)				15,945,556

FOREIGN GOVERNMENT BONDS - 58.0%
Austria Government Bond - 144A	250,000	3.4000	11/22/2022	397,853
Belgium Government Bond - 144A	100,000	5.0000	3/28/2035	186,131
Belgium Government Bond	150,000	4.2500	9/28/2022	249,727
Bundesobligation	1,350,000	0.2500	4/13/2018	1,862,105
Bundesrepublik Deutschland	200,000	4.7500	7/4/2034	389,583
Bundesrepublik Deutschland	200,000	4.7500	7/4/2040	409,087
Bundesrepublik Deutschland	300,000	3.7500	1/4/2019	478,710
Bundesrepublik Deutschland	250,000	1.7500	2/15/2024	355,299

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2014

Security	Principal Amount		Interest Rate		Maturity Date	Value
FOREIGN GOVERNMENT BONDS - 58.0% (CONTINUED)
Canadian Government Bond	$ 150,000		5.7500%		6/1/2033	$ 195,437
Canadian Government Bond	150,000		4.0000		6/1/2041	163,622
Denmark Government Bond	800,000		3.0000		11/15/2021	168,264
Dominican Republic International Bond - 144A	100,000		5.8750		4/18/2024	100,000
France Government Bond OAT	170,000		4.7500		4/25/2035	311,420
France Government Bond OAT	100,000		4.5000		4/25/2041	180,974
France Government Bond OAT	750,000		2.2500		5/25/2024	1,066,485
Indonesia Government International Bond	200,000		3.7500		4/25/2022	190,000
Italy Buoni Poliennali Del Tesoro	300,000		4.5000		2/1/2020	471,680
Italy Buoni Poliennali Del Tesoro	750,000		4.7500		9/15/2016	1,132,224
Italy Buoni Poliennali Del Tesoro	300,000		5.0000		9/1/2040	480,412
Italy Buoni Poliennali Del Tesoro	150,000		5.5000		11/1/2022	249,605
Italy Buoni Poliennali Del Tesoro	200,000		4.5000		3/1/2024	311,164
Japan Government Ten Year Bond	171,800,000	JPY	1.9000		6/20/2017	1,774,883
Japan Government Ten Year Bond	134,600,000	JPY	1.4000		9/20/2019	1,400,054
Japan Government Thirty Year Bond	83,150,000	JPY	2.5000		6/20/2036	952,106
Japan Government Thirty Year Bond	71,900,000	JPY	2.0000		9/20/2041	754,175
Japan Government Twenty Year Bond	22,750,000	JPY	1.9000		9/20/2023	249,431
Japan Government Twenty Year Bond	114,600,000	JPY	2.1000		12/20/2027	1,289,994
Mexican Bonos	3,500,000	MXN	7.5000		6/3/2027	290,310
Mexican Bonos	13,250,000	MXN	6.5000		6/9/2022	1,045,486
New Zealand Government Bond	700,000	NZD	5.5000		4/15/2023	649,444
Peruvian Government International Bond	1,300,000	PEN	7.8400		8/12/2020	518,115
Russian Foreign Bond	200,000		5.0000		4/29/2020	202,270
Russian Foreign Bond - Eurobond	100,000		3.6250		9/16/2020	138,729
Spain Government Bond	100,000		4.2000		1/31/2037	144,900
Spain Government Bond	700,000		4.2500		10/31/2016	1,050,852
Spain Government Bond - 144A	250,000		4.4000		10/31/2023	388,383
Spain Government Bond - 144A	100,000		5.4000		1/31/2023	166,352
Sweden Government Bond	2,700,000	SEK	4.2500		3/12/2019	472,511
Switzerland Government Bond	250,000		4.0000		2/11/2023	364,600
United Kingdom Gilt	300,000		4.5000		12/7/2042	607,607
United Kingdom Gilt	100,000		4.2500		12/7/2055	201,225
United Kingdom Gilt Inflation Linked	200,000		1.2500		11/22/2027	525,642
United Kingdom Gilt Inflation Linked	400,000		1.8750		11/22/2022	1,006,398
TOTAL FOREIGN GOVERNMENT BOND (Cost - $22,718,132)						23,543,249

SHORT-TERM INVESTMENTS - 0.3%
MONEY MARKET FUND - 0.3%
Fidelity Institutional Money Market Funds - Government Portfolio	Shares
(Cost - $125,176)	125,176		0.0100	+		125,176

TOTAL INVESTMENTS - 97.5% (Cost - $38,325,746)						$ 39,613,981
OTHER ASSETS LESS LIABILITIES - 2.5%						1,028,811
NET ASSETS - 100.0%						$ 40,642,792

MBS - Mortgage Back Security	NZD - New Zealand Dollar
REIT - Real Estate Investment Trust	PEN - Peruvian Nuevo Sol
JPY - Japanese Yen	SEK - Sweden Krona
MXN - Mecican Peso
+ Variable rate security. Interest rate is as of April 30, 2014.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2014
Futures Contracts	Contracts	Unrealized Appreciation (Depreciation)
OPEN SHORT FUTURES CONTRACTS
Long Glit Future maturing June, 2014
(Underlying Face Amount at Value 4,098,666 GBP)	(22)	$ (48,919)

OPEN LONG FUTURES CONTRACTS
Canadian 10 Year Bond maturing June, 2014
(Underlying Face Amount at Value 954,776 CAD)	8	3,108
Euro Schatz maturing June. 2014
(Underlying Face Amount at Value 1,991,132 EUR)	13	(1,082)
Euro BOBL Future maturing June, 2014
(Underlying Face Amount at Value 348,486 EUR)	2	416
Euro-Bund Future maturing June, 2014
(Underlying Face Amount at Value 601,257 EUR)	3	5,560
10 YR AUD Government Bond maturing June, 2014
(Underlying Face Amount at Value 44,504,500 AUD)	5	10,111
NET UNREALIZED GAIN FROM OPEN LONG FUTURES CONTRACTS		18,113

NET UNREALIZED LOSS FROM OPEN FUTURES CONTRACTS		$ (30,806)

Face amounts are the underlying reference amounts to equities upon which the fair value of the futures contracts traded by the Fund are based.  While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund's futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

Portfolio Composition * - (Unaudited)
Other Countries	17.27%	Netherlands	5.79%
Japan	16.72%	Spain	4.42%
Britain	14.90%	Mexico	3.80%
Germany	11.80%	Australia	3.35%
France	11.16%	Switzerland	3.11%
Italy	7.68%	Total	100.00%

* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Loss Averse Equity Income Fund

Message from the Sub-Adviser (PVG Asset Management Corp.)

Long/short investment strategies, as measured by the IQ Long/Short Equity Beta Index, increased 2.8 percent during the six-month period ended April 30, 2014. This was significantly lower than most U.S. long equity indexes such as the S&P 500 Index, which rose 8.4 percent during the same time period. Large blue-chip companies were among the best performers during the fiscal six months while business development companies lagged somewhat. Short positions consisting of inverse ETFs also had a negative impact on performance as stocks rallied for almost the entirety of the fiscal quarter. Long/short strategies will rarely, if ever, completely remove hedging positions so some negative impact is to be expected.

The Sub-Adviser continues to seek and maintain companies that generate income within the Fund, focusing on companies that pay what it believes to be attractive dividends. In addition to income generation, the Sub-Adviser is also opportunistic in regards to companies with attractive valuation levels or the potential for significant capital appreciation. As well, it employs an inverse ETF strategy as a hedging mechanism to provide downward protection in falling markets.

Currently, the Fund is approximately 80 percent invested with 20 percent in cash. This large allocation to cash detracted from the performance of the Fund as a result of the strong market performance over the fiscal period. Of the invested portion of the fund, approximately 67 percent is long the stock market and roughly 15 percent is invested in inverse and double inverse ETFs that short the S&P 500.  This leverage is implemented to act as a hedge of approximately 23 percent. These leverages ETFs strongly also detracted from the performance with the S&P 500 providing a strong fiscal six-months. The ProShares UltraShort S&P 500 (SDS) and the ProShares UltraPro Short S&P500 (SPXU) both negatively contributed to the performance of the fund with a decline of 16.4 percent and 24.3 percent. Another negative contributor to the fund is the UltraShort 20+ Year Treasury (TBT) which declined 11.4 percent during the six-month period. This holding makes up six percent of the current portfolio.

The long stock portion of the Fund is divided into two tranches, an income tranche and a growth and income tranche. The income tranche generally includes business development companies, mortgage REITs, master limited partnerships and electric utilities. Approximately 40 percent of the holdings are devoted to this sleeve with about 60 percent in business development companies and the other 40 percent invested in a mixture of REITs, energy and global telecom and utility firms. The growth and income tranche comprises approximately 60 percent of the long stock positions and includes a variety of other sectors, such as technology, consumer staples, industrials and healthcare stocks. In this tranche, the Fund will mainly buy large blue chip companies that pay a relatively large dividend yet have prospects for substantial growth.

Business development companies, a form of publicly traded private equity that invests in small upcoming businesses, underperformed during most of the six-month period ended April 30, 2014. The Sub-Adviser believes these firms are poised for growth as banks continue to have relatively tight lending standards and maintain relatively conservative loan portfolios. TICC Capital Corporation (TICC), a firm that invests in both private and public technology firms, was one of the better performing business development companies held by the Fund. It had a return of 1.9 percent in the first half of the fiscal year.

As mentioned above, large blue chip companies held by the Fund had the best performance during the six-month period. Microsoft Corporation (MSFT), which is a dominant office software and IBM-PC compatible operating system producer, gained nearly 16 percent in the six-month period ended April 30, 2014.  Another strong performer was Deere & Company, a large producer of farm equipment and machinery, which increased more than 15 percent during the same time period.  Hewlett-Packard Company (HPQ) was the best performer in the group.  The diversified computer systems firm returned a significantly positive 37 percent over the first half of the fiscal year.

Going forward, the Sub-Adviser believes the stock market is likely to correct soon as we are five years into a cyclical bull market, margin debt is relatively high, and momentum stocks have been beaten down recently.  As well, the NASDAQ appears to be forming a classic head-and-shoulders pattern, which generally indicates a downturn in the market.  Considering all of the above factors, the Fund believes a significant correction is possible.  However, the Sub-Adviser feels confident that its strategy is well tailored to the current market conditions and is ready apply a larger hedge in anticipation of bear market.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (4/30/2010)
Class N	0.22%	(2.80)%	1.19%	N/A	1.55%
Class C Class A with load of 5.75% Class A without load	(0.23)% (5.62)% 0.12%	(3.76)% (8.62)% (3.02)%	0.18% (1.06)% 0.92%	N/A N/A N/A	0.56% (0.20)% 1.29%
Morningstar Long/Short Equity Category	6.30%	9.33%	3.87%	N/A	4.62%
IQ Hedge Long/Short Beta Index	6.11%	6.64%	12.08%	N/A	19.80%

The Morningstar Long-Short Equity Category is generally representative of mutual funds that primarily invest in both long and short positions in equities and related derivatives.

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.59% for Class N, 2.59% for Class C and 1.84% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Loss Averse Equity Income Fund
April 30, 2014

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 63.3%
BANKS - 2.1%			REITS - 15.8% (Continued)
Citigroup, Inc.	2,000	$ 95,820	Gladstone Commercial Corp.	2,000	$ 35,280
JPMorgan Chase & Co.	2,000	111,960	HCP, Inc.	2,900	121,394
		207,780	Hospitality Properties Trust	4,600	138,230
COMPUTERS - 1.7%			Independence Realty Trust, Inc.	14,000	125,300
Hewlett-Packard Co.	5,000	165,300	Orchid Island Capital, Inc.	10,000	122,900
			Silver Bay Realty Trust Corp.	488	7,310
DIVERSIFIED FINANCIAL SERVICES - 1.8%			Two Harbors Investment Corp.	20,000	207,600
Medley Capital Corp.	14,000	182,560	Whitestone REIT	15,024	210,787
					1,561,146
FOOD - 2.8%			RETAIL - 2.4%
ConAgra Foods, Inc.	5,200	158,652	American Eagle Outfitters, Inc.	10,000	115,600
Kellogg Co.	1,700	113,611	Einstein Noah Restaurant Group, Inc.	8,000	122,880
		272,263			238,480
HOME BUILDERS - 0.8%			SEMICONDUCTORS - 3.6%
KB Home	5,000	82,550	Cypress Semiconductor Corp.	15,000	142,050
			Intel Corp.	3,500	93,415
INVESTMENT COMPANIES - 13.8%			Marvell Technology Group Ltd.	7,500	118,950
Apollo Investment Corp.	17,600	140,624			354,415
BlackRock Kelso Capital Corp.	18,000	163,440	TELECOMMUNICATIONS - 9.9%
Fifth Street Finance Corp.	30,700	285,817	AT&T, Inc.	7,000	249,900
PennantPark Investment Corp.	10,500	112,350	CenturyLink, Inc.	3,500	122,185
Prospect Capital Corp.	34,000	367,540	Cisco Systems, Inc.	9,500	219,545
TICC Capital Corp.	30,000	288,900	Telefonaktiebolaget LM Ericsson	8,500	101,915
		1,358,671	Telefonica Brasil SA - ADR	6,000	127,200
MACHINERY DIVERSIFIED - 1.2%			Verizon Communications, Inc.	3,350	156,546
Deere & Co.	1,300	121,342			977,291

MINING - 1.1%			TOTAL COMMON STOCK (Cost - $5,987,891)		6,249,371
Newmont Mining Corp.	4,500	111,735
			EXCHANGE TRADED FUNDS - 19.8%
MISCELLANEOUS MANUFACTURING - 1.1%			DEBT FUNDS - 5.9%
General Electric Co.	4,000	107,560	ProShares UltraShort 20+ Year Treasury *	9,000	581,940

OIL & GAS - 2.9%			EQUITY FUNDS - 13.9%
Enduro Royalty Trust	9,000	110,880	Alerian MLP ETF	9,500	172,045
Pengrowth Energy Corp.	17,000	110,500	iShares Mortgage Real Estate Capped ETF	18,000	224,460
Transocean Ltd.	1,400	60,298	ProShares UltraPro Short QQQ *	7,000	194,810
		281,678	ProShares UltraPro Short S&P 500 *	12,500	680,500
PHARMACEUTICALS - 2.3%			SPDR S&P International Dividend ETF	2,000	101,180
Merck & Co., Inc.	2,000	117,120			1,372,995
Pfizer, Inc.	3,500	109,480
		226,600	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,148,309)		1,954,935
REITS - 15.8%
American Capital Mortgage Investment Corp.	8,000	158,400
American Realty Capital Properties, Inc.	9,000	117,810
Campus Crest Communities, Inc.	11,500	99,015
CYS Investments, Inc.	12,500	107,500
Franklin Street Properties Corp.	9,000	109,620

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Loss Averse Equity Income Fund (Continued)
April 30, 2014

		Value
TOTAL INVESTMENTS - 83.1% (Cost - $8,136,200)		$ 8,204,306
OTHER ASSETS LESS LIABILITIES - 16.9%		1,664,240
NET ASSETS - 100.0%		$ 9,868,546

* Non-income producing security.
ADR - American Depositary Receipt.	ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust.

Portfolio Composition * - (Unaudited)
Financial	40.35%		Consumer, Cyclical	3.91%
Exchange Traded Funds	23.83%		Energy	3.43%
Communications	11.91%		Industrial	2.80%
Technology	6.33%		Basic Materials	1.36%
Consumer, Non-Cyclical	6.08%		Total	100.00%

* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Strategy Fund

Message from the Sub-Adviser (Market Concepts, LLC)

Managed futures strategies, as measured by the Dow Jones Credit Suisse Managed Futures Liquid Index, declined 0.9 percent during the six months ended April 30, 2014. Domestic equity markets, as measured by the S&P 500 Index, generally saw increases during the same period, rising 8.3 percent. Emerging markets equities generally experienced inverse results. Emerging markets equities, as measured by the MSCI Emerging Markets Index, decreased 3.0 percent over the six-month period, underperforming foreign developed markets, as measured by the MSCI EAFE Index, by 7.8 percent. With the diversified nature of managed futures, exposure to multiple asset classes may provide non-correlated returns as reflected in the performance of the Credit Suisse Managed Futures Liquid Index. The Sub-Adviser continues to believe that the trend conditions of the various asset classes will offer the Fund an advantageous investment environment on the back-drop of the multiple year divergence that has occurred between the domestic equity markets and other investment asset classes.

Commodities, as measured by the Thomson Reuters / Jefferies CRB Commodity index, rose 11.4 percent for the six months ended April 30, 2014. Commodities were one of a few asset classes that were positive in January, and the asset class as a whole continued its positive run throughout subsequent months, rising 9.3 percent in the most recent three-month period alone. Towards the end of the first fiscal quarter, the asset class was testing key resistance levels. As some of the industry groups showed signs of trends, the Sub-Adviser established positions in holdings such as PowerShares DB Agriculture Fund (DBA). Another commodity-related position was PowerShares DB Oil Fund (DBO). The PowerShares DB Agriculture Fund and the PowerShares DB Oil Fund rose 16.9 percent and 5.2 percent, respectively since the beginning of the fiscal year. However, most of these gains occurred during the second fiscal quarter when the PowerShares DB Agriculture Fund and the PowerShares DB Oil Fund rose 18.7 percent and 5.9 percent, respectively. Some of these trends were short-lived and the Sub-Adviser maintained its disciplined process of only holding asset classes with a definitive trend established. Therefore, the Fund benefitted from some of these positions as the holdings were whipsawed between following what the Sub-Adviser considered to be an established trend and being stopped out when the trend reversed or moved sideways. Precious metals caused the most problems for the Fund; Market Vectors Gold Miners ETF (GDX) and Market Vectors Junior Gold Miners ETF (GDXJ) rose significantly during the first two months of the fiscal year, up 22.5 percent and 33.1 percent, before quickly reversing in the last two months of the period and losing most of their gains, ultimately ending the six-month period ended April 30, 2014 down 3.1 percent and 2.9 percent, respectively.

As domestic equities in general, as measured by the S&P 500 Index, experienced a generally positive first half of the fiscal year, the Fund benefitted most from its holdings in U.S. sectors. The Fund held the Utilities Select Sector SPDR Fund (XLU), Materials Select Sector SPDR Trust (XLB), and Consumer Staples Select Sector SPDR Fund (XLP). During the six months ended April 30, 2014, the Utilities Select Sector SPDR Fund and Materials Select Sector SPDR Trust outpaced the rest of the U.S. equity markets in general, rising 13.5 percent and 10.0 percent, respectively. The Consumer Staples Select Sector SPDR Fund slightly lagged, up only 5.8 percent during the same six-month period. These trends in the domestic equity markets had experienced some pressure in January's turbulent markets, but rebounded strongly through much of the second fiscal quarter. In contrast, emerging markets equities, as measured by the MSCI Emerging Markets Index, did not show positive trends until later in the fiscal quarter. This was most heavily reflected in areas such as India, South Africa, and Brazil. From March 14, when emerging markets generally began their run, through the end of the fiscal quarter, emerging markets equities rose 6.5 percent. The WisdomTree India Earnings Fund (EPI), iShares MSCI South Africa ETF (EZA), and iShares MSCI Brazil Capped ETF (EWZ) rose 8.4 percent, 6.0 percent, and 20.3 percent, respectively during the same timeframe. Further on the international front, the Sub-Adviser has found little opportunity in regard to currency exposures. During the six-month period, the Sub-Adviser had identified a trend in the Australian Dollar and purchased the Currency Shares Australian Dollar Trust (FXA), but this trend ceased and it was closed out for a slight loss to the Fund.

Although January had provided a pause, the Sub-Adviser's discipline of investing in established trends generally benefitted the Fund as the U.S. equity markets generally experienced a strong first half of the fiscal year. The Sub-Adviser plans to continue to seek exposure to the various asset classes through its risk management strategies. The Sub-Advisor is confident that we are approaching an environment that will offer greater trend following opportunities in a growing number of the asset classes that it follows.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Since Inception (2/13/09)
Class N	(0.63)%	(0.08)%	(4.12)%	0.85%
Class C Class A with load of 5.75% Class A without load Dow Jones Credit Suisse Managed Futures Liquid Index	(1.06)% (6.44)% (0.73)% (0.93)%	(1.06)% (6.02)% (0.30)% (3.40)%	(5.12)% (6.25)% (4.37)% (3.60)%	(0.84)% * (0.32)% ** 0.85% ** (1.13)%
Morningstar Managed Futures Category	0.22%	(3.74)%	(6.42)%	(3.31)%

*  Inception date for Class C is May 14, 2009.

** Inception date for Class A is March 25, 2009, performance for Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class P).

Class N and Class C performance includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C, respectively).

The Dow Jones Credit Suisse Managed Futures Liquid Index allocates assets among four major asset classes (equities, fixed-income, commodities and currencies) represented by 18 trading vehicles using a methodology that, in part, seeks to replicate a managed futures strategy that historically has produced gains during periods of rising and declining markets.  Investors cannot invest directly in an index or benchmark.

The Morningstar Managed Futures Category is generally representative of funds that trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. A majority of these funds follow trend-following, price-momentum strategies.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.19% for Class N, 3.19% for Class C and 2.44% for Class A.  Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Strategy Fund
April 30, 2014

Security	Shares	Value
EXCHANGE TRADED FUNDS - 69.6%
COMMODITY - 12.0%
Market Vectors Agribusiness ETF	17,000	$ 929,390
PowerShares DB Agriculture Fund *	19,500	570,765
PowerShares DB Commodity Index Tracking Fund *	28,400	750,044
		2,250,199
CONSUMER STAPLES - 5.0%
Consumer Staples Select Sector SPDR Fund	21,400	946,736

COUNTRY FUND - 17.1%
iShares MSCI Brazil Capped ETF	19,900	936,096
iShares MSCI South Africa ETF	16,700	1,119,902
WisdomTree India Earnings Fund	60,700	1,159,370
		3,215,368
ENERGY - 6.3%
Energy Select Sector SPDR Fund	12,600	1,181,124

INDUSTRIALS - 5.0%
Industrial Select Sector SPDR Fund	17,800	943,934

MATERIALS - 8.0%
Materials Select Sector SPDR Fund	31,650	1,509,705

PRECIOUS METALS - 5.0%
SPDR S&P Metals & Mining ETF	22,000	922,680

REAL ESTATE - 5.1%
iShares US Real Estate ETF	13,900	968,552

REGION FUND - 4.0%
iShares MSCI EMU ETF	17,600	757,680

UTILITY - 2.1%
Utilities Select Sector SPDR Fund	9,200	398,176

TOTAL EXCHANGE TRADED FUNDS - (Cost - $12,734,154)		13,094,154

SHORT-TERM INVESTMENT - 33.8%
MONEY MARKET FUND - 33.8%
Invesco STIT-Treasury Portfolio - 0.03% +	6,366,863	6,366,863
(Cost - $6,366,863) (a)

TOTAL INVESTMENTS - 103.4% (Cost - $19,101,017)		$ 19,461,017
LIABILITIES LESS OTHER ASSETS - (3.4) %		(637,027)
NET ASSETS - 100.0%		$ 18,823,990

ETF - Exchange Traded Fund
* Non income producing security.
+ Variable rate security. Interest rate is as of April 30, 2014.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Strategy Fund (Continued)
April 30, 2014

Portfolio Composition - (Unaudited)
Country Funds	16.52%
Commodity	11.56%
Materials	7.76%
Energy	6.07%
Consumer Staples	4.86%
Industrials	4.85%
Real Estate	4.98%
Precious Metals	4.74%
Region Funds	3.89%
Utility	2.05%
Short-Term Investment	32.72%
Total	100.00%
* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Convertible securities, as measured by the Bank of America/Merrill Lynch Convertibles ex Mandatory Index (the “Benchmark Index”), increased 8.3 percent in the six–month period ended April 30, 2014. Convertibles were in line with broader equity indexes, such as the S&P 500 Index, which increased 8.4 percent over the six-month period. Convertibles outperformed bonds in general, as the Barclays Aggregate Bond Index rose just 1.8 percent in the same period. The Benchmark index provided strong returns November through February with a return of 10.4 percent, but was followed by two weak months with a decline of 1.9 percent. Issuance of new convertible bonds is still low by historical standards as it is generally cheaper for firms to issue traditional bonds, however the increased issuance during the final months of 2013 caused it to be the biggest year for convertible bond issuance since 2008. Issuance in 2014 is currently just behind last year’s rate. Certain unrated convertible bonds that fulfill the strict criteria set by the Sub-Adviser may be added in the future, as underexposure to below investment grade convertibles has detracted from performance in some recent fiscal quarters.

The Sub-Adviser feels that from a macro standpoint, we are in an environment with a great deal of sector rotation driven somewhat by the speculation on the Federal Open Market Committee ("FOMC"), as well as on the European and Chinese economies. The Sub-Adviser believes that the current bull market for convertible issues is only midway through its cycle and that plenty of growth will happen in the next year or two. According to the Sub-Adviser, U.S. and global growth is projected to be in the 2.5-3 percent range and U.S. inflation is expected to be less than 2.0 percent. Biotech has seen a considerable amount of new issues in the convertible space and is presenting a lot of potential investment opportunities. If the Federal Reserve stimulus is trimmed further or removed, the Sub-Adviser believes that the markets will favor stocks with the characteristics that the Sub-Adviser targets. The Sub-Adviser believes that if interest rates are rising, the FOMC will continue to taper its stimulus, possibly indicating that the economic growth is real and not just supported by the government’s bond buying program. Additionally, the Sub-Advisor perceives this rise in interest rates as a good sign for convertibles because it believes that issuance of convertibles will increase due to the rising rates.

The Fund generally does not follow the Benchmark Index very closely in terms of sector weighting and this is reflected by the significant overweights/underweights within the Fund. The most significant underweight is the information technology sector with a 4.34 percent underweight as compared to the Benchmark Index. Other significant underweights include the materials and health care sectors. The most significant overweight is the industrials sector with a 3.98 percent overweight as compared to the Benchmark Index. Other significant overweights include the consumer staples and consumer discretionary sectors. With only 2.23 percent of the portfolio allocated to bonds rated CCC or below, the fund takes on less potential risk than the Benchmark Index, which has 13.40 percent allocated to these lower credit quality issues. The current yield and duration of the Fund is lower than the benchmark index because of this.

The Fund’s allocation verses the Benchmark Index detracted from performance. As the Fund may take on less potential risk by allocating only 2.23 percent to bond’s rated CCC or below, the Fund’s overweighting to investment-grade bonds detracted from performance as investment grade bonds, as measured by the BofA ML Convertible Bonds All U.S. Investment Grade Index, underperformed the Fund’s Benchmark. Approximately half the assets within the Fund are dedicated to common stock. This portion of the Fund detracted from performance as mid to large cap growth stocks generally underperformed the Index. The Fund’s large allocation to cash was also a large detraction from performance.

More volatility is expected given that still historically low interest rates have been on the rise in recent months. While increasing rates are viewed as a sign of positive economic developments, the Sub-Adviser believes that the increases will also bring instability to the markets in the short term. Although the Sub-Adviser believes that there are pockets of weakness in Europe, it is optimistic that they are “turning the corner.” Emerging markets are also seen as a source of global growth despite headwinds that countries such as Brazil, India, and China are facing. Mexico, Taiwan, South Korea, and the Philippines are seen by the Sub-Adviser as the emerging market economies which will lead in 2014. The Sub-Adviser believes that U.S. equities will continue to do well as corporate balance sheets are healthy and manufacturing is on an upswing. Furthermore, it believes that the bull market is only mid-cycle. With historically strong performance during periods of volatile upward-moving equity markets, convertible securities appear to be an attractive investment in the current market conditions.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	4.74%	14.63%	5.14%	13.20%	6.26%
Class C Class A with load of 5.75% Class A without load	4.25% (1.30)% 4.68%	13.41% 7.79% 14.34%	4.10% 2.86% 4.92%	12.09% 11.60% 12.93%	5.22% 4.90%* 5.74%*
BOFA ML Convertibles. ex Mandatory Index	8.34%	19.03%	10.25%	17.07%	7.71%
Morningstar Moderate Allocation Category	4.64%	10.43%	7.39%	12.62%	5.52%

*Class A commenced operations on January 3, 2007.

The Bank of America Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

The Morningstar Moderate Allocation Category is generally representative of mutual funds that typically have 50% to 70% of assets in equities and the remainder in fixed income securities and cash.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.40% for Class N, 2.40% for Class C and 1.65% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund
April 30, 2014

Security	Shares	Value
COMMON STOCK - 49.2%
AEROSPACE/DEFENSE - 0.8%
Boeing Co.	1,465	$ 189,014

AGRICULTURE - 0.5%
Philip Morris International, Inc.	1,355	115,758

APPAREL- 0.8%
Nike, Inc.	2,600	189,670

BANKS - 7.9%
Citigroup, Inc.	7,550	361,721
First Republic Bank	3,550	180,198
The Goldman Sachs Group, Inc.	870	139,043
JPMorgan Chase & Co.	9,550	534,609
State Street Corp.	3,900	251,784
Wells Fargo & Co.	10,400	516,256
		1,983,611
BEVERAGES - 2.0%
The Coca-Cola Co.	12,537	511,384

BIOTECHNOLOGY - 0.8%
Celgene Corp. *	1,450	213,165

COMMERCIAL SERVICES - 1.8%
Mastercard, Inc.- Class A	6,000	441,300

COMPUTERS - 5.0%
Accenture PLC - Class A	3,120	250,286
Apple, Inc.	1,700	1,003,153
		1,253,439
DIVERSIFIED FINANCIAL SERVICES - 1.9%
Franklin Resources, Inc.	6,550	342,893
T Rowe Price Group, Inc.	1,500	123,195
		466,088
FOOD - 0.8%
Mondelez International, Inc. - Class A	5,700	203,205

HEALTHCARE PRODUCTS - 0.5%
Zimmer Holdings, Inc.	1,250	121,000

HOME BUILDERS - 0.7%
D R Horton, Inc.	7,850	174,898

INSURANCE -1.2%
American International Group, Inc.	3,500	185,955
Gallagher (Arthur J.) & Co.	2,700	121,554
		307,509

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2014

Security	Shares	Value
INTERNET - 3.4%
Amazon.com, Inc. *	960	$ 291,965
eBay, Inc. *	8,000	414,640
Facebook, Inc. *	2,800	167,384
		873,989
MACHINERY DIVERSIFIED- 0.5%
Cummins, Inc.	860	129,731

MISCELLANEOUS MANUFACTURING - 2.9%
Dover Corp.	2,890	249,696
Eaton Corp. PLC	6,500	472,160
		721,856
OIL & GAS - 3.5%
Anadarko Petroleum Corp.	1,300	128,726
Antero Resources Corp. *	183	12,018
Continental Resources, Inc.	1,150	159,298
EOG Resources, Inc.	2,080	203,840
Occidental Petroleum Corp.	3,900	373,425
		877,307
OIL & GAS SERVICES - 2.6%
National Oilwell Varco, Inc.	3,000	235,590
Schlumberger Ltd.	4,130	419,402
		654,992
PHARMACEUTICALS - 3.1%
Johnson & Johnson	6,200	627,998
Merck & Co., Inc.	2,600	152,256
		780,254
RETAIL - 3.1%
Costco Wholesale Corp.	1,500	173,520
The Home Depot, Inc.	3,600	286,236
PVH Corp.	950	119,292
Walgreen Co.	3,100	210,490
		789,538
SEMICONDUCTORS - 1.2%
QUALCOMM, Inc.	3,950	310,905

SOFTWARE - 2.6%
Microsoft Corp.	6,200	250,480
Oracle Corp.	7,000	286,160
Vmware, Inc.*	1,250	115,638
		652,278
TRANSPORTATION - 1.6%
Union Pacific Corp.	1,500	285,642
United Parcel Service, Inc.	1,260	124,110
		409,752

TOTAL COMMON STOCK (Cost - $10,084,693)		12,370,643

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2014
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONVERTIBLE BONDS - 36.6%
APPAREL - 1.6%
Iconix Brand Group, Inc.	$ 280,000	1.5000%	3/15/2018	$ 406,700

AUTO MANUFACTURING - 0.2%
Tesla Motors, Inc.	20,000	0.2500	3/1/2019	18,625
Tesla Motors, Inc.	45,000	1.2500	3/1/2021	41,091
				59,716
BIOTECHNOLOGY - 6.0%
BioMarin Pharmaceutical, Inc.	75,000	0.7500	10/15/2018	77,203
BioMarin Pharmaceutical, Inc.	68,000	1.5000	10/15/2020	70,380
Cubist Pharmaceuticals, Inc. - 144A	150,000	1.1250	9/1/2018	171,281
Cubist Pharmaceuticals, Inc. - 144A	75,000	1.8750	9/1/2020	86,859
Gilead Sciences, Inc.	90,000	1.6250	5/1/2016	310,725
Illumina, Inc. - 144A	375,000	0.2500	3/15/2016	637,736
The Medicines Co.	137,000	1.3750	6/1/2017	162,345
				1,516,529
BUILDING MATERIALS - 0.6%
Cemex SAB de CV	100,000	3.2500	42444	141,563

COMPUTERS - 2.2%
SanDisk Corp. - 144A	485,000	0.5000	10/15/2020	552,294

DIVERSIFIED FINANCIAL SERVICES - 1.6%
Air Lease Corp.	90,000	3.8750	12/1/2018	130,781
FXCM, Inc. - 144A	65,000	2.2500	6/15/2018	69,022
Portfolio Recovery Associates, Inc. - 144A	66,000	3.0000	8/1/2020	77,798
Walter Investment Management Corp.	125,000	4.5000	11/1/2019	116,562
				394,163
HEALTHCARE-PRODUCTS - 1.6%
Cepheid, Inc. - 144A	115,000	1.2500	2/1/2021	116,222
Hologic, Inc.	110,000	2.0000+	12/15/2037	124,094
Insulet Corp.	110,000	3.7500	6/15/2016	159,775
				400,091
HEALTHCARE-SERVICES - 2.0%
Molina Healthcare, Inc.	180,000	1.1250	1/15/2020	204,188
WellPoint, Inc.	200,000	2.7500	10/15/2042	293,500
				497,688
HOME BUILDERS - 0.4%
The Ryland Group, Inc.	80,000	1.6250	5/15/2018	110,600

HOUSEHOLD PRODUCTS/WARES - 0.8%
Jarden Corp. - 144A	190,000	1.1250	3/15/2034	190,119

INSURANCE - 0.5%
MGIC Investment Corp.	55,000	5.0000	5/1/2017	63,731
MGIC Investment Corp.	45,000	2.0000	4/1/2020	64,406
				128,137

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
INTERNET - 2.1%
HomeAway, Inc. - 144A	$ 60,000	0.1250%	4/1/2019	$ 57,863
Priceline.com, Inc.	330,000	1.0000	3/15/2018	463,031
				520,894
INVESTMENT COMPANIES - 1.3%
Ares Capital Corp.	310,000	5.7500	2/1/2016	337,125

IRON/STEEL - 0.4%
Steel Dynamics, Inc.	100,000	5.1250	6/15/2014	108,563

LODGING - 1.7%
MGM Resorts International	300,000	4.2500	4/15/2015	428,813

MEDIA - 1.6%
Liberty Interactive LLC	250,000	0.7500	3/30/2043	323,108
Liberty Media Corp. - 144A	88,000	1.3750	10/15/2023	85,140
				408,248
METAL FABRICATE/HARDWARE - 0.5%
RTI International Metals, Inc.	125,000	1.6250	10/15/2019	126,328

MISCELLANEOUS MANUFACTURING - 1.3%
Trinity Industries, Inc.	200,000	3.8750	6/1/2036	334,500

OIL & GAS SERVICES - 0.9%
Helix Energy Solutions Group, Inc.	175,000	3.2500	3/15/2032	225,313

PHARMACEUTICALS - 2.3%
Salix Pharmaceuticals Ltd.	325,000	1.5000	3/15/2019	578,094

SOFTWARE - 6.5%
Concur Technologies, Inc. - 144A	140,000	0.5000	6/15/2018	150,238
Cornerstone OnDemand, Inc. - 144A	60,000	1.5000	7/1/2018	62,363
Electronic Arts, Inc.	371,000	0.7500	7/15/2016	423,868
Medidata Solutions, Inc. - 144A	130,000	1.0000	8/1/2018	132,681
NetSuite, Inc. - 144A	91,000	0.2500	6/1/2018	93,787
Proofpoint, Inc. -144A	45,000	1.2500	12/15/2018	45,281
Salesforce.com, Inc.	125,000	0.2500	4/1/2018	137,813
ServiceNow, Inc. - 144A	225,000	0.0000	11/1/2018	226,406
Take-Two Interactive Software, Inc.	155,000	1.7500	12/1/2016	195,106
Workday, Inc. - Class A - 144A	90,000	0.7500	7/15/2018	104,003
Workday, Inc. - Class A - 144A	30,000	1.5000	7/15/2020	35,307
				1,606,853
TELECOMMUNICATIONS - 0.5%
Finisar - 144A	60,000	0.5000	6/1/2018	68,812
Infinera Corp. - 144A	50,000	3.0000	12/15/2015	52,840
				121,652

TOTAL CONVERTIBLE BONDS (Cost - $7,869,735)				9,193,983

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2014
		Dividend
Security	Shares	Rate	Value
PREFERRED STOCK - 9.5%
AEROSPACE/DEFENSE - 2.8%
United Technologies Corp.	10,825	7.5000%	$ 715,966

DIVERSIFIED FINANCIAL SERVICES - 1.4%
AMG Capital Trust II	5,500	5.1500	348,906

ELECTRIC - 1.0%
NextEra Energy, Inc.	4,100	5.8890	261,949

INSURANCE - 1.5%
MetLife, Inc.	12,500	5.0000	380,625

OIL & GAS - 1.3%
Chesapeake Energy Corp. - 144A	135	5.7500	162,000
Chesapeake Energy Corp. - 144A	140	5.7500	165,725
			327,725
TELECOMMUNICATIONS - 0.5%
Crown Castle International Corp.	1,200	4.5000	119,808

TRANSPORTATION - 1.0%
Genesee & Wyoming, Inc.	1,900	5.0000	240,825

TOTAL PREFERRED STOCK (Cost - $1,928,435)			2,395,804

SHORT-TERM INVESTMENT - 6.6%		Interest
MONEY MARKET FUND - 6.6%		Rate
Fidelity Institutional Money Market Fund - Prime Money Market Portfolio	1,652,675	0.01%+	1,652,675
TOTAL SHORT-TERM INVESTMENT (Cost - $1,652,675)

TOTAL INVESTMENTS - 101.9% (Cost - $21,535,538)			$ 25,613,105
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9) %			(472,896)
TOTAL NET ASSETS - 100.0%			$ 25,140,209

* Non-income producing security.
+ Variable rate security. Interest rate is as of April 30, 2014.
ADR - American Depositary Receipt.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Convertible Bonds	35.90%
Common Stock	48.30%
Preferred Stock	9.35%
Short-Term Investment	6.45%
Total	100.00%
* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks, as measured by the Russell 1000 Value Index, increased during the six-month period that ended April 30, 2014, rising 9.6 percent. Despite the month of January, which declined 3.6 percent, large cap value stocks consistently increased over the six-month period with an average gain of 2.6 percent per month. Additionally, energy stocks as measured by the Russell 1000 Technology Value Index, enjoyed quite a strong six-month period with a return of 13.8 percent.

The last three months were mixed for the Fund. The Sub-Adviser believes that the market is beginning to see a shift toward fundamentals becoming more important to investors however, the volatility due to shifting interest rates has hurt the Fund at times.  The Sub-Adviser sees a significant opportunity in the mega-capitalization stocks because they have generally lagged smaller large-cap companies as a whole over the past six month period.

A sector which enhanced performance was the energy sector. In the energy sector, there were three companies which had gains in excess of 10 percent for the six-month period. Halliburton Co (Ticker: HAL), a provider of services and products to the energy industry related to the exploration, development, and production of natural gas and oil, showed strength in six-month period gaining 19.6 percent. Another strong performer in the energy sector was Hess Corp (Ticker: HES), a global integrated energy company that operates in two segments: Exploration and Production, and Marketing and Refining, saw a 10.5 percent gain over the six-month period.  The strongest performer of the sector the most recent fiscal period was Dover Corp (Ticker: DOV), which manufactures a range of specialized products and components and also offers related services and consumables.  The company gained 14.5 percent over the six-month period.

The healthcare sector was one of the strongest performers for the first three months of the six-month fiscal period; however, it was the worst performing sector the closing three months. Even though the healthcare sector detracted from performance the closing three-months of the six-month fiscal period, certain positions enhanced the Fund performance over that time. Express Scripts Holding Co (Ticker: ESRX), a provider of healthcare management and administration services on behalf of its clients, was the single worst performer in the healthcare sector the last three months ended April 30, 2014 but provided a return of 6.5 percent. Agilent Technologies Inc, a company providing bio-analytical and electronic measurement solutions, also detracted somewhat from overall performance in the closing three months of the fiscal period but contributed a 7.0 percent return over the six-month period. One of the most significant positive contributors to the Fund was Actavis PLC (ACT), a global, integrated specialty pharmaceutical company focused on developing, manufacturing, and distributing generic, brand, and biosimiliar products. Actavis PLC gained 32.2 percent over the six-month period on the heels of its acquisition of Warner Chilcott PLC.

The Sub-Adviser generally tends to look at the entire year instead of on a quarter-by-quarter basis and the investment of the portfolio is generally managed on a long-term time frame. The Sub-Adviser believes that the market is fairly valued but sees volatility in the future as a result of rising long-term rates. In a more volatile investment environment, large cap companies are expected to generally do better than smaller companies because of their ability to utilize large amounts of cash.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	8.20%	20.82%	11.17%	17.18%	6.25%
Class C Class A with load of 5.75% Class A without load	7.65% 1.77% 8.00%	19.54% 13.56% 20.45%	10.04% 8.72% 10.89%	16.03% 15.53% 16.92%	5.20% 3.48%* 4.32%*
Russell 1000 Value Index	11.83%	19.05%	12.01%	17.62%	6.21%
Morningstar Large Cap Value Category	15.19%	18.01%	10.93%	3.74%	4.77%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

The Morningstar Large Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.00% for Class N, 2.00% for Class C and 1.25% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund
April 30, 2014

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.1%
AEROSPACE/DEFENSE - 2.4%			MISCELLANEOUS MANUFACTURING - 6.7%
United Technologies Corp.	10,116	$ 1,197,026	Dover Corp.	15,300	$ 1,321,920
			General Electric Co.	76,427	2,055,122
AGRICULTURE - 1.3%					3,377,042
Philip Morris International, Inc.	7,995	683,013	OIL & GAS - 12.1%
			Apache Corp.	10,232	888,138
AUTO PARTS & EQUIPMENT - 2.1%			Chevron Corp.	13,500	1,694,520
BorgWarner, Inc.	16,900	1,050,166	ConocoPhillips	12,396	921,147
			Hess Corp.	16,700	1,488,972
BANKS - 12.8%			Occidental Petroleum Corp.	11,600	1,110,700
Bank of New York Mellon Corp.	26,100	884,007			6,103,477
Goldman Sachs Group, Inc.	5,300	847,046	OIL & GAS SERVICES - 2.4%
JPMorgan Chase & Co.	33,102	1,853,050	Halliburton Co.	19,300	1,217,251
US Bancorp	19,507	795,495
Wells Fargo & Co.	42,500	2,109,700	PHARMACEUTICALS - 8.7%
		6,489,298	Abbott Laboratories	22,800	805,792
COMPUTERS - 5.7%			Actavis PLC *	5,380	1,099,295
Apple, Inc.	2,400	1,416,216	AmerisourceBergen Corp.	24,700	1,609,946
EMC Corp.	28,200	727,560	Express Scripts Holding Co. *	13,100	872,198
SanDisk Corp.	8,700	739,239			4,387,231
		2,883,015	RETAIL - 3.8%
COSMETICS / PERSONAL CARE - 1.6%			Kohl's Corp.	10,000	547,900
Procter & Gamble Co.	9,900	817,245	Wal-Mart Stores, Inc.	17,000	1,355,070
					1,902,970
DIVERSIFIED FINANCIAL SERVICES - 4.2%			SEMICONDUCTORS - 2.4%
American Express Co.	8,100	708,183	Intel Corp.	44,528	1,188,452
Discover Financial Services	25,600	1,431,040
		2,139,223	SOFTWARE - 3.5%
ELECTRIC - 4.4%			Microsoft Corp.	23,100	933,240
NextEra Energy, Inc.	12,636	1,261,705	Oracle Corp.	20,700	846,216
Public Service Enterprise Group, Inc.	23,000	942,310			1,779,456
		2,204,015	TELECOMMUNICATIONS - 3.3%
ELECTRONICS - 4.0%			AT&T, Inc.	25,045	894,107
Agilent Technologies, Inc.	14,600	788,984	Cisco Systems, Inc.	32,900	760,319
Honeywell International, Inc.	13,172	1,223,679			1,654,426
		2,012,663
HEALTHCARE - PRODUCTS - 2.3%			TOTAL COMMON STOCK (Cost - $29,731,672)		49,100,835
Baxter International, Inc.	16,300	1,186,477
			SHORT-TERM INVESTMENT - 2.9%
HEALTHCARE - SERVICES - 1.4%			MONEY MARKET FUND - 2.9%
Mednax, Inc. *	12,000	711,000	AIM Short Term Investment Trust Prime Portfolio, Institutional Class 0.01% +	1,483,647	1,483,647
			(Cost - $1,483,647)
INSURANCE - 3.9%
Allstate Corp.	16,332	930,107	TOTAL INVESTMENTS - 100.0% (Cost - $31,215,319)		$ 50,584,482
American International Group, Inc.	20,900	1,110,417	OTHER ASSETS LESS LIABILITIES - 0.0%		6,645
		2,040,524	NET ASSETS - 100.0%		$ 50,591,127
MACHINERY - DIVERSIFIED - 1.8%
Deere & Co.	9,700	905,398	+ Variable rate security - interest rate is as April 30, 2014.
			* Non Income producing security.
MEDIA - 4.4%
CBS Corp. - Class B	15,900	918,384
Time Warner Cable, Inc.	9,100	1,287,286
		2,205,670
MINING - 1.9%
Freeport-McMoRan Copper & Gold, Inc.	28,100	965,797

Portfolio Composition * - (Unaudited)
Financial	21.09%	Communications	7.63%
Consumer, Non-Cyclical	15.39%	Consumer, Cyclical	5.84%
Industrial	14.81%	Utilities	4.36%
Energy	14.47%	Basic Materials	1.91%
Technology	11.57%	Short-Term Investment	2.93%
		Total	100.00%
* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Income Fund

Message from the Sub-Adviser (Harbor Springs Financial Management LLC)

Dividend paying stocks, as measured by the Dow Jones U.S. Select Dividend Index (the “Benchmark Index”), gained 9.1 percent in the six-month period ended April 30, 2014, with the bulk of that return coming in the final three-months of that period. The utility heavy index beat out more well-known benchmarks, such as the S&P 500 Index by a small margin. Some of the top performing sectors in the Fund were utilities and technology while exposure to master limited partnerships and mining stocks detracted somewhat.

To achieve the dividend yield the Fund seeks, the Sub-Adviser invests approximately 46 percent in oil and gas pipeline partnerships, pipeline management firms, and energy management firms. Another 17 percent is invested in telecommunications stocks, 12 percent in technology, 6 percent in utilities, 6 percent in mining stocks, 6 percent in tobacco, 4 percent in REITs, and 3 percent in cash. Approximately 17 percent of the Fund is invested in high dividend paying international stocks, comprised mostly of telecommunication and utilities stocks included in the sector allocations mentioned above. The two sectors that detracted most from the performance, especially during the first few months of the fiscal year, were REITs and the oil and gas sector. The Sub-Adviser eliminated exposure to bonds late in the fiscal quarter to seek better opportunities as interest rates stabilized.

Exposure to the utilities sector enhanced performance as utilities stocks held by the Fund outperformed the overall benchmark index. Exelon Corporation (EXC), a diversified utility services company, returned more than 25 percent in the six-month period ended April 30, 2014. The firm, which has a large nuclear power unit, had been beaten down for an extended period after a Japanese nuclear disaster in 2012. The Fund held a moderate 2 percent position in the stock believing it to be undervalued relative to its earnings. The nuclear accident had no real effect on earnings other than the fact that expansion of nuclear facilities had become unlikely.

Investments in master limited partnerships detracted slightly from performance after outperforming for several quarters; however, the sector rebounded nicely in April as oil prices moved higher. One holding that did well over the period was Buckeye Partners L.P. (BPL), an owner and operator of oil and gas pipelines. The firm increased by 16.8 percent in the six-month period ended April 30, 2014. The outperformance was mainly credited to recent capital investments in growth projects and a positive impact from the acquisition of several Hess Corporation (HES) assets.

Mining stocks underperformed during most of the six month period despite relative stability in metals prices. The Fund maintained a relatively small weighting to the sector which helped to cushion some of the blow. Mesabi Trust (MSB), a company that mines and produces iron ore pellets, declined by more than 9 percent in the six-month period ended April 30, 2014. The Sub-Adviser still sees value in the firm due to its high profit margins and virtually non-existent debt. Further, the company appears to be liquid enough to avoid any short-term cash problems.

Stocks in the technology sector added to performance on a relative and absolute basis as energy stocks within the Fund outperformed those within the benchmark as well as the overall index. A relatively large weighting to the sector also aided performance. Big positions in Microchip Technology, Inc. (MCHP) and Intel Corporation (INTC) were mainly responsible for the outperformance. These semi-conductor firms achieved returns of 12.5 percent and 11.2 percent, respectively, over the six-month period ended April 30, 2014.

Going forward, the Sub-Adviser believes interest rates will continue to moderate as the Federal Reserve continues its current accommodating stance. Additionally, the Sub-Adviser believes that the U.S. economy should continue to grow moderately as confidence continues to build and inflation remains muted. The Sub-Adviser sees many opportunities in the stock market, particularly for the high dividend paying securities that it specializes in. Natural gas firms look particularly attractive as supplies are currently down by 1 trillion cubic feet from normal inventories at this time of year, due to the unusually cold winter. A hot summer could inhibit the rebuilding of inventories as people use more energy to air condition their homes.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Since Inception (9/14/12)
Class N	4.75%	11.44%	11.35%
Class C Class A with load of 5.75% Class A without load	4.17% (1.50)% 4.55%	10.32% 4.71% 11.10%	10.26% 7.10% 11.08%
Dow Jones US Select Dividend Index	13.77%	18.47%	22.85%
Morningstar Aggressive Allocation Category	10.15%	13.18%	13.51%

The Dow Jones US Select Dividend Index is a dividend weighted index intended to represent the 100 stocks in the Dow Jones US Total Market Index that have the highest indicated annual dividend yield. Investors cannot invest directly in an index or benchmark.

The Morningstar Aggressive Allocation Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.49% for Class N, 2.49% for Class C and 1.74% for Class A.  Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Income Fund
April 30, 2014

Security	Shares	Value	Security		Shares	Value
COMMON STOCK - 99.8%
AGRICULTURE - 5.5%			PIPELINES - 24.6% (Continued)
Altria Group, Inc.	1,900	$ 76,209	Williams Partners LP		500	$ 25,790
Lorillard, Inc.	1,200	71,304				1,315,030
Philip Morris International, Inc.	600	51,258	REITS - 2.3%
Reynolds American, Inc.	1,700	95,931	Highwoods Properties, Inc.		1,000	40,350
		294,702	Lexington Realty Trust		2,000	21,520
BANKS - 0.8%			Mack-Cali Realty Corp.		1,000	20,370
Deutsche Bank AG	1,000	44,030	Universal Health Realty Income Trust		1,000	42,430
						124,670
CHEMICALS - 2.0%			SEMICONDUCTORS - 9.4%
Dow Jones Chemical Co.	2,000	99,800	Intel Corp.		10,000	266,900
			Microchip Technology, Inc.		5,000	237,700
COMMERCIAL SERVICES - 3.2%						504,600
Macquarie Infrastructure Co. LLC	3,000	172,560	TELECOMMUNICATIONS - 18.5%
			AT&T, Inc.		3,000	107,100
ELECTRIC - 6.5%			CenturyLink ,Inc.		2,200	76,802
Dominion Resources, Inc.	1,000	72,540	Cisco Systems, Inc.		5,000	115,550
Exelon Corp.	3,000	105,090	Deutsche Telekom AG - ADR		15,000	251,250
MDU Resources Group, Inc.	2,000	70,840	Frontier Communications Corp.		15,000	89,250
NextEra Energy Inc.	1,000	99,850	Telefonica S.A. - ADR		10,000	167,500
		348,320	Verizon Communications, Inc.		2,000	93,460
ENERGY - ALTERNATE SOURCES - 0.3%			Windstream Holding Corp.		10,000	90,700
Clean Energy Fuels Corp. *	2,000	17,700				991,612
			TRANSPORTATION - 1.6%
ENERGY MANAGEMENT - 3.6%			Martin Midstream Partners LP		2,000	84,740
ONEOK Partners LP	2,000	126,440
Williams Cos., Inc.	1,600	67,472	TOTAL COMMON STOCK (Cost - $4,947,601)			5,340,266
		193,912
ENVIRONMENTAL CONTROL - 1.4%			SHORT-TERM INVESTMENTS - 0.6%
Coventa Holding Corp.	4,000	73,800	MONEY MARKET FUND - 0.6%
			Fidelity Institutional Money Market Funds - Money Market Portfolio 0.04% +		32,452	32,452
GAS - 6.6%			(Cost $32,452)
Atmos Energy Corp.	2,000	102,080
National Grid PLC - ADR	2,000	142,120	TOTAL INVESTMENTS - 100.4% (Cost - $4,980,053)			$ 5,372,718
ONE Gas, Inc.	3,000	109,740	LIABILITIES LESS OTHER ASSETS - (0.4) %			(20,009)
		353,940	NET ASSETS - 100.0%			$ 5,352,709
IRON / STEEL - 5.2%
Cliffs Natural Resources, Inc.	10,000	177,200	ADR - American Depositary Receipt
Mesabi Trust	5,000	100,950	REIT - Real Estate Investment Trust
		278,150	+ Variable rate security. Interest rate is as of April 30, 2014.
OIL & GAS - 8.3%
Chevron Corp.	1,000	125,520	Portoflio Composition * - (Unaudited)
ConocoPhillips	1,000	74,310	Energy	36.65%
Crestwood Equity Partners LP	2,000	28,220	Communications	18.46%
EQT Corp.	1,000	108,990	Utilities	13.07%
Seadrill Ltd.	3,000	105,660	Technology	9.39%
		442,700	Consumer, Non-Cyclical	8.70%
PIPELINES - 24.6%			Basic Materials	7.04%
Boardwalk Pipeline Partners LP	10,000	159,700	Financial	3.14%
Buckeye Partners LP	1,000	76,210	Industrial	2.95%
DCP Midstream Partners LP	1,000	53,500	Short-Term Investment	0.60%
Enbridge Energy Partners LP	1,000	29,960	Total	100.0%
Enbridge, Inc.	2,000	96,580	* Based on total value of investments as of April 30,2014.
Energy Transfer Partners LP	1,000	55,190	Percentage may differ from Schedule of Investments which are based on Fund net assets.
EnLink Midstream LLC.	5,000	176,650
EnLink Midstream Partners LP	2,000	58,980
Enterprise Products Partners LP	1,000	73,130
Magellan Midstream Partners LP	1,000	74,210
NuStar Energy LP	1,000	58,360
Pembina Pipeline Corp.	2,000	78,640
Plains All American Pipeline LP	1,200	66,960
Regency Energy Partners LP	2,000	54,480
Sunoco Logistics Partners LP	1,000	90,960
Targa Resources Partners LP	1,000	59,210
TC Pipelines LP	500	26,520

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund

Message from the Sub-Adviser (The Ithaka Group, LLC)

The Sub-Adviser implements a fundamentals-driven, bottom up analysis to identify and own companies that will outperform the market in the long-term.  It strives to own high quality companies with strong fundamentals that can withstand a downturn in the market. The Sub-Advisor believes that the strength of these companies provides the clients with a lower risk of underperforming the market over the course of the business cycle. This management style can result in an overweighting or underweighting in certain sectors so the Fund’s performance is heavily dependent on the success of the Sub-Adviser’s selection process.

As measured by the Russell 1000 Growth Index, large cap stocks were strong November through February, during which time they increased over 8.02 percent but declined in March and April to finish with a gain of 6.95 percent for the six-month period ended April 30, 2014. The Russell 1000 Growth Index underperformed the S&P 500 by 1.3 percent during the period.

The final two months have been challenging for growth stocks. The Sub-Adviser attributes this to certain macroeconomic factors, such as investors still getting acquainted with the new Federal Reserve (“Fed”) Chairperson, Janet Yellen; market uncertainty with the Fed taper; and the slowing real estate market, which helped us to emerge from the Great Recession. The Sub-Adviser also believes that momentum traders, who caused some of these names to reach sky-high stock prices, are taking profits thus causing a momentum shift to the downside. In the Sub-Adviser’s view, this phenomenon is not reflective of the fundamentals of the companies within the Fund.

FireEye, Inc. (FEYE), an information technology company, had a volatile period detracting from the Fund’s performance this six month period with a 49.5 percent decline since March 12, 2013. The Sub-Adviser believes that FireEye Inc. is a next-generation Internet security company with disruptive technologies that may enable it to advance relative to its competition within the fast growing cyber security space. The Sub-Adviser also believes that the continual and dramatic increase in the frequency, scale and publicity of recent attacks (e.g., Target Corp.) will likely lead to an increase in growth rate and allocated the funds allocated to network/endpoint security monitoring.

Apple Inc. (AAPL), a company that produces consumer electronics, computer software and personal computers, positively contributed to the performance of the Fund. Apple Inc. increased 14.2 percent over the six-month period amid strong earnings numbers and the announcement of a potential 7 for 1 stock split. Cummins Inc. (Ticker: CMI), a diesel engine manufacturer, also contributed to the positive performance of the Fund with a return of 15.9 percent over the six month period.

The Sub-Adviser does not attempt to predict the direction of the market in the next quarter or year and Fund’s therefore chooses to stay fully invested at all times in high quality growth companies. With that being said, the Sub-Adviser is optimistic for the coming year. It believes that all the companies in the portfolio are well positioned for the coming fiscal period based on the strength of the long-term secular trends underpinning them, coupled with their unique abilities to take advantage of these trends.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Since Inception (12/8/11)
Class N	(3.01)%	18.55%	13.69%
Class C Class A with load of 5.75% Class A without load	(3.44)% (8.73)% (3.17)%	17.38% 11.35% 18.16%	12.60% 10.64% 13.41%
Russell 1000 Growth Index	6.95%	20.66%	18.12%
Morningstar Large Cap Growth Category	5.13%	20.48%	19.52%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates.  Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.74% for Class N, 2.74% for Class C and 1.99% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Focused Large Cap Growth Fund
April 30, 2014

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 98.7%
AEROSPACE/DEFENSE - 7.2%			LODGING - 3.5%
BE Aerospace, Inc. *	30,499	$ 2,676,897	Las Vegas Sands Corp.	23,393	$ 1,851,088
TransDigm Group, Inc.	6,068	1,079,315
		3,756,212	MACHINERY-DIVERSIFIED - 4.1%
APPAREL - 6.2%			Cummins, Inc.	9,953	1,501,410
Michael Kors Holdings Ltd. *	21,158	1,929,610	The Middleby Corp. *	2,448	618,071
Under Armour, Inc. - Class A *	27,306	1,334,990			2,119,481
		3,264,600	METAL FABRICATE/HARDWARE - 3.4%
BIOTECHNOLOGY - 10.2%			Precision Castparts Corp.	7,132	1,805,038
Alexion Pharmaceuticals, Inc. *	6,068	959,958
Celgene Corp. *	8,330	1,224,593	OIL & GAS - 1.3%
Gilead Sciences, Inc. *	26,906	2,111,852	Cabot Oil & Gas Corp. - Class A	16,900	663,832
Regeneron Pharmaceuticals, Inc. *	3,566	1,058,710
		5,355,113	PHARMACEUTICALS - 1.8%
CHEMICALS - 2.2%			Pharmacyclics, Inc. *	9,794	926,317
Monsanto Co.	10,406	1,151,944
			RETAIL - 7.4%
COMMERCIAL SERVICES - 4.5%			Chipotle Mexican Grill, Inc. - Class A *	2,597	1,294,605
MasterCard, Inc. - Class A	31,936	2,348,893	Dunkin' Brands Group, Inc.	14,904	678,281
			Starbucks Corp.	26,960	1,903,915
COMPUTERS - 2.5%					3,876,801
Apple, Inc.	2,252	1,328,883	SEMICONDUCTORS - 2.6%
			ARM Holdings PLC - ADR	30,286	1,378,619
DIVERSIFIED FINANCIAL SERVICES - 3.9%
Visa, Inc. - Class A	9,953	2,016,577	SOFTWARE - 5.3%
			Salesforce.com, Inc. *	35,369	1,826,809
E-COMMERCE - 13.4%			Workday, Inc. - Class A *	13,307	972,342
Amazon.com, Inc. *	7,766	2,361,874			2,799,151
eBay, Inc. *	23,713	1,229,045	TOTAL COMMON STOCK
Priceline.com, Inc. *	2,480	2,871,220	(Cost - $51,195,808)		51,682,971
TripAdvisor, Inc. *	6,946	560,820
		7,022,959	SHORT-TERM INVESTMENT - 1.7%
FOOD - 2.3%			MONEY MARKET FUND - 1.7%
Whole Foods Market, Inc.	23,713	1,178,536	Fidelity Institutional Money Market Funds -
			Government Portfolio, 0.01% +	894,508	894,508
INTERNET - 16.9%			TOTAL SHORT-TERM INVESTMENT (Cost - $894,508)
Facebook, Inc. - Class A *	50,805	3,037,123
Fireeye, Inc. *	10,645	417,923	TOTAL INVESTMENTS - 100.4%		$ 52,577,479
Google, Inc. - Class A *	1,474	788,413	(Cost - $52,090,316)
Google, Inc. - Class C *	1,474	776,297	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4) %		(207,572)
LinkedIn Corp. - Class A *	13,174	2,021,814	NET ASSETS - 100.0%		$ 52,369,907
Splunk, Inc. *	20,146	1,099,367
Twitter, Inc. *	17,911	697,990	* Non-Income producing security.
		8,838,927	ADR - American Depositary Receipt.
			+ Variable rate security. Interest rate is as of April 30, 2014.

Portfolio Composition * - (Unaudited)

Communications	30.20%		Financial		3.80%
Consumer, Non-Cyclical	18.70%		Basic Materials		2.20%
Consumer, Cyclical	17.10%		Energy		1.20%
Industrial	14.60%		Short-Term		1.70%
Technology	10.50%		Total		100.00%

* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Cornerstone Real Estate Advisors LLC)

The real estate investment trust market, as measured by the FTSE NAREIT All REITs Index, was strong with a return of 7.7 percent over the six-month period ended April 30, 2014. The uncertainty of the timing for the Federal Reserve (“Fed”) tapering was the catalyst for the market volatility through the end of 2013. The first three months of the six-month period was disappointing with a decline of 0.4 percent, however, the closing three months of the period outpaced the S&P 500 with a return of 8.0 percent. Over the six-month period, the real estate investment trust market underperformed other broader equity indexes, such as the S&P 500 Index, which returned 8.3 percent.

One of the strongest performing sectors over the fiscal period was Regional Malls. The Sub-Adviser believes this sector was out of favor last year with investors and was unduly punished as a result. The Sub-Adviser believes that established companies with strong management should flourish as a result of the sector’s limited supply. Simon Property Group (SPG) is an independently administered and managed real estate investment trust (“REIT”) that owns, develops, and manages retail real estate properties, which consist primarily of malls, premium outlets, and community/lifestyle centers. The company had a strong return of 13.8 percent over the six month period ended April 30, 2014

The Sub-Adviser’s overweighting to the office sector was a strong contributor to the Fund. The Sub-Adviser was very selective in this space and focuses on companies that have a large west coast presence. The Sub-Adviser believes this is an attractive market due to the market’s limited supply keeping demand high. A strong performer in this sector was Kilroy Realty Corp (Ticker: KRC), which is an independently administered and managed REIT that focuses on office and industrial submarkets along the West Coast. Over the most recent six month period ended April 30, 2014, Kilroy Realty Corp. had a return of 13.5 percent.

Another strong sector that the portfolio overweighted was the Lodging Sector. The Sub-Adviser believes this sector has experienced healthy and stable growth. Chesapeake Lodging Trust (CHSP), a REIT company that focuses on investments primarily in upscale hotels in business and convention markets and, on a selective basis, extended-stay and select-service hotels in urban settings, had a strong six month period with a  return of 17.1 percent. Another strong performer from this sector was Felcor Lodging Trust Inc. (FCH) which is a REIT company that primarily consists of upscale hotels and resorts located in markets and resort locations that have dynamic demand generators and high barriers to entry. Felcor Lodging Trust Inc. had a return of 37.9 percent over the most recent six month ended April 30, 2014.

The Sub-Adviser is optimistic in the coming fiscal period. Due to the REIT market’s lack of interest rate sensitivity, the Sub-Adviser believes that it may be an attractive asset class to investors and that the leading companies within this asset class will be the ones that can increase dividend growth in a meaningful way. The Sub-Adviser believes the Fund is well positioned for the future and sees a gradual increase in GDP, which should create a favorable environment for the pro-cyclical holdings.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	9.02%	1.76%	9.24%	22.14%	6.52%
Class C Class A with load of 5.75% Class A without load	8.51% 2.61% 8.86%	0.77% (4.37)% 1.45%	8.14% 6.80% 8.94%	20.95% 20.40% 21.84%	5.46% 1.83%* 2.66%*
FTSE NAREIT All REITs Index	7.68%	(0.13)%	9.88%	21.87%	6.67%
Morningstar Real Estate Category	7.92%	0.95%	8.86%	21.41%	6.53%

*Class A commenced operations on January 3, 2007.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.31% for Class N, 2.31% for Class C and 1.56% for Class A. Class A shares aer subject to a sales load of 5.75% and a deffered sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund
April 30, 2014

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 2.9%
HEALTHCARE-SERVICES - 1.2%			OFFICE PROPERTY - 14.7%
Capital Senior Living Corp. *	22,650	$ 560,135	Alexandrai Real Estate Equities, Inc.	8,370	$ 617,873
			Boston Properties, Inc.	13,090	1,533,363
LODGING - 1.7%			Brandywine Realty Trust	21,360	310,788
Marriott International, Inc.	13,470	780,317	Douglas Emmett, Inc.	39,250	1,083,300
			Highwoods Properties, Inc.	36,980	1,492,143
TOTAL COMMON STOCK (Cost - $1,099,124)		1,340,452	Hudson Pacific Properties, Inc.	31,460	740,883
			Kilroy Realty Corp.	14,953	890,750
REITS - 96.7%			Parkway Properties, Inc.	7,280	137,301
APARTMENTS - 13.9%					6,806,401
American Campus Communities	44,780	1,710,596	REGIONAL MALLS - 15.8%
Apartment Investment & Management Co.	28,280	871,872	General Growth Properties, Inc.	76,592	1,759,318
Education Realty Trust, Inc.	105,240	1,073,448	Glimcher Realty Trust	59,400	605,286
Equity Residential	19,090	1,134,710	Simon Property Group, Inc.	28,441	4,925,981
Essex Property Trust, Inc.	9,450	1,637,307			7,290,585
		6,427,933	SHOPPING CENTERS - 12.0%
DIVERSIFIED - 5.8%			Acadia Realty Trust	37,928	1,028,987
Cousins Properties, Inc.	48,780	567,311	Kimco Realty Corp.	45,900	1,052,028
Lexington Realty Trust	56,220	604,927	Kite Realty Group Trust	82,200	509,640
Vornado Realty Trust	14,740	1,512,324	Ramco-Gershenson Properties Trust	45,180	744,566
		2,684,562	Regency Centers Corp.	23,540	1,234,202
HEALTHCARE - 6.4%			Tanger Factory Outlet Centers	25,790	920,187
HCP, Inc.	15,400	644,644			5,489,610
Health Care REIT, Inc.	19,040	1,201,234	STORAGE - 6.8%
Omega Healthcare Investors, Inc.	9,120	317,194	CubeSmart	78,610	1,462,146
Physicians Realty Trust	21,870	300,056	Extra Space Storage, Inc.	32,440	1,697,585
Sabra Health Care REIT, Inc.	16,460	493,306			3,159,731
		2,956,434
HOTELS - 10.1%			TOTAL REITS (Cost - $38,394,974)		44,667,456
Ashford Hospitality Trust, Inc.	24,366	249,995
Chesapeake Lodging Trust	45,730	1,234,253	SHORT-TERM INVESTMENT - 0.5%
FelCor Lodging Trust, Inc.	73,270	676,282	MONEY MARKET FUND - 0.5%
Hersha Hospitality Trust	72,390	420,586	Fidelity Institutional Money Market
Host Hotels & Resorts, Inc.	63,670	1,365,722	Fund - Government Portfolio, 0.01%+	237,725	237,725
LaSalle Hotel Properties	21,420	708,574	TOTAL SHORT-TERM INVESTMENT
		4,655,412	(Cost - $ 237,725)
INDUSTRIAL- 7.5%
First Industrial Realty Trust, Inc.	36,290	666,647	TOTAL INVESTMENTS - 100.1% (Cost - $39,731,823)		$ 46,245,633
Prologis, Inc.	52,690	2,140,795	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1) %		(46,503)
STAG Industrial, Inc.	28,255	664,840	TOTAL NET ASSETS - 100.00%		$ 46,199,130
		3,472,282
MORTGAGE - 3.7%			REIT - Real Estate Investment Trust.
MFA Financial, Inc.	34,870	276,519	+ Variable rate security. Interest rate is as of April 30, 2014.
Starwood Property Trust, Inc.	49,410	1,188,311	* Non-Income producing security.
Two Harbors Investment Corp.	25,017	259,676
		1,724,506

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund (Continued)
April 30, 2014

Portfolio Composition * - (Unaudited)
Regional Malls	15.76%	Healthcare	6.39%
Office Property	14.72%	Diversified	5.81%
Apartments	13.90%	Mortgage	3.73%
Shopping Centers	11.87%	Lodging	2.90%
Hotels	10.07%	Short-Term Investment	0.51%
Industrial	7.51%	Total	100.00%
Storage	6.83%

* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), rose 2.91 percent during the six month period ended April 30, 2014 (the “six month period”). For the months of November and December of 2013, the Index was up 0.17 percent and 0.88 percent, respectively.  Markets were buoyed by continued evidence of economic recovery in developed markets, though caution continued in emerging markets.  Euro zone countries benefitted from encouraging signs of a modest economic recovery, including better than expected industrial output and consumer sentiment.  In contrast, Japan lagged other major markets as the effects of Abenomics were carefully scrutinized.  In January, the Index lost 4.54 percent.  In February the Index rose 5.02 percent, and in March and April, the Index was up 0.26 percent and 1.32 percent, respectively.  Markets began 2014 on shaky ground as investor concerns surrounding the US Federal Reserve’s tapering of the asset purchase program, slowing corporate earnings, weak Chinese economic data and emerging market currency woes all weighed on market sentiment.  Markets rebounded in February, on the back of improving European and US economic results, indicating that the Federal Reserve’s monetary policy would continue to be accommodative.  Global commodities rose propped up by rising oil, gold, and agricultural prices.  Gold rallied significantly partly due to Russia’s annexation of Crimea and overall investor de-risking.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long term systematic biases toward any particular country, sector, style, or market capitalization.  These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of: (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country affiliation and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to the Fund’s returns relative to the Index during the six-month period included Japan (primarily due to financials sector underweights and consumer discretionary and information technology sector overweights), the United Kingdom (primarily due to health care sector overweights), and France (primarily due to financials, information technology, and consumer discretionary sector overweights).  Countries contributing most to the Fund’s underperformance relative to the Index included Russia (primarily due to energy and financials sector overweights), Canada (primarily due to financials and energy sector underweights), and Hong Kong (primarily due to financials sector overweights).

Sectors contributing most to the Fund’s returns relative to the Index during the six- month period included consumer discretionary (primarily due to Japan, Germany, and France overweights), health care (primarily due to United Kingdom overweights), and telecommunication services (primarily due to Italy, France, and Switzerland overweights).  Sectors contributing most to the Fund’s underperformance relative to the Index included energy (primarily due to Russia overweights and the United Kingdom and Canada underweights), and industrials (primarily due to a Japan and Thailand overweights).

The stocks contributing most to the Fund’s returns relative to the Index during the six-month period included AstraZeneca PLC (United Kingdom health care company), Shire PLC (United Kingdom health care company), and Unione di Banche Italiane SCpA (Italian financials company). Stocks contributing most to the Fund’s underperformance relative to the Index included Sberbank Russia (Russian financials company), Gazprom OAO (Russian energy company), and Airports of Thailand Public Co. (Thai industrials company).

The foregoing insights from the Sub-Advisor are provided by Arrowstreet Capital, Limited Partnership (“Arrowstreet” or “Sub-Advisor”) through April 30, 2014 for informational purposes only and solely with respect to the portfolio of assets within the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice.  Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014**

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	2.53%	11.95%	4.13%	14.61%	6.09%
Class C Class A with load of 5.75% Class A without load	2.04% (3.49)% 2.42%	10.86% 5.26% 11.69%	3.09% 1.81% 3.85%	13.46% 12.97% 14.32%	5.04% 1.49%* 2.31%*
MSCI All Country World ex US Index (net)	4.73%	13.30%	5.15%	10.49%	6.90%
Morningstar Foreign Large Cap Blend Category	11.91%	11.62%	4.02%	12.93%	5.69%

*Class A commenced operations on January 3, 2007.

**Arrowstreet became the Sub-Adviser of the Dunham International Stock Fund effective July 1, 2008. The performance returns have been furnished by the Fund.  Arrowstreet makes no representation or warranty relating to the accuracy or completeness of such data.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes.  Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics predominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.98% for Class N, 2.98% for Class C and 2.23% for Class A.  Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund
April 30, 2014

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.3%
AEROSPACE / DEFENSE - 0.2%			BANKS - 8.4% (Continued)
IHI Corp.	42,000	$ 167,554	National Bank of Greece SA	14406	$ 56,472
			Piraeus Bank SA *	19,158	45,188
AGRICULTURE - 0.3%			Sberbank of Russia - ADR	64,780	542,986
Swedish Match AB	6,270	214,622	Skandinaviska Enskilda Banken AB - A Shares	8,090	111,496
			Societe Generale SA	6,945	432,282
AIRLINES - 1.0%			Turkiye Is Bankasi - C Shares	61,591	145,335
Deutsche Lufthansa AG *	15,948	400,283	Unione de Banche Italiane SPA	45,315	432,320
International Consolidated Airlines Group SA *	20,025	136,958			5,780,044
Japan Airlines Co. Ltd.	3,400	176,110	BIOTECHNOLOGY - 0.7%
Turk Hava Yollari	2	5	CSL Ltd.	7,754	493,043
		713,356
APPAREL - 0.1%			BUILDING MATERIALS - 1.4%
Gildan Activewear, Inc.	1,351	68,984	Asahi Glass Co. Ltd.	51,000	289,294
			Daikin Industries Ltd.	4,400	254,651
AUTO MANUFACTURERS - 1.4%			HeidelbergCement AG	3,117	270,684
Fuji Heavy Industries Ltd.	7,000	184,162	James Hardie Industries PLC	5,036	64,108
Hino Motors Ltd.	12,000	158,175	Sika AG	18	72,823
Mazda Motor Corp. *	42,000	187,893			951,560
Renault SA	2,928	286,115	CHEMICALS - 1.7%
Suzuki Motor Corp.	4,500	116,163	Asahi Kasei Corp.	25,000	170,062
		932,508	Daicel Corp.	15,000	125,689
AUTO PARTS & EQUIPMENT - 4.0%			Denki Kagaku Kogyo KK	28,000	92,913
Aisin Seiki Co. Ltd.	3,400	120,218	EMS-Chemie Holding AG	367	143,186
Bridgestone Corp.	5,400	193,454	Lonza Group AG *	1,736	181,670
Continental AG	2,041	479,997	Mitsubishi Chemical Holdings Corp.	22,500	90,094
Denso Corp.	2,000	91,155	Sasol Ltd.	2,817	156,090
Hyundai Mobis	190	54,284	Sumitomo Chemical Co. Ltd.	52,000	195,191
JTEKT Corp.	10,900	159,122			1,154,895
Magna International, Inc.	4,352	425,880	COMMERCIAL SERVICES - 0.1%
NGK Insulators Ltd.	8,000	151,369	Toppan Printing Co. Ltd.	9,000	61,844
NGK Spark Plug Co. Ltd.	7,000	160,349
Sumitomo Electric Industries Ltd.	15,100	209,114	COMPUTERS - 2.2%
Toyota Industries Corp.	6,300	290,574	Advantech Co. Ltd.	17,000	109,990
Valeo SA	2,956	405,726	Cap Gemini S.A.	847	59,811
		2,741,242	CGI Group, Inc. *	5,221	188,038
BANKS - 8.4%			Fujitsu Ltd. *	34,000	200,036
Akbank TAS	17,470	61,195	Infosys Ltd.	5,352	287,456
Asya Katilim Bankasi AS *	58,930	45,386	Otsuka Corp.	600	71,066
Banca Monte dei Paschi di Siena SpA *	118,447	39,566	Quanta Computer, Inc.	45,000	123,340
Banco de Sabadell SA	93,091	316,551	TDK Corp.	6,600	281,585
Banco Popolare SC *	7069	146,012	Wipro Ltd.	17,440	208,582
Banco Santander SA	42597	424,266			1,529,904
Bank Leumi Le-Israel BM *	23810	93,160	DISTRIBUTION / WHOLESALE - 1.4%
Bank of China Ltd	771000	339,704	ITOCHU Corp.	9,200	103,186
Bank Zachodni WBK SA	876	107,468	Marubeni Corp.	37,000	247,383
China Construction Corp.	18,052	248,396	Mitsubishi Corp.	12,300	220,378
China Construction Bank Corp - H Shares	895,000	619,678	Mitsui & Co. Ltd.	14,200	201,498
China Merchants Bank Co. Ltd.	60,000	107,507	Sojitz Corp.	105,600	166,602
Commerzbank AG *	10,972	195,538			939,047
Credit Agricole SA *	23,348	368,196	DIVERSIFIED FINANANCIAL SERVICES - 0.8%
DNB ASA	18,666	330,098	Aberdeen Asset Management PLC	31,666	234,190
Industrial & Commercial Bank of China Ltd. - H Shares	621,000	371,061	Deutsche Boerse AG	9,710	70,883
Itau Unibanco Holding SA	3,462	56,639	Hargreaves Lansdown PLC	5,449	107,787
Mediobanca SpA *	12,940	143,544	Old Mutual PLC	25,243	85,291
			Orix Corp. *	10,900	81,187
					579,338

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2014

Security	Shares	Value	Security	Shares	Value
ELECTRIC - 4.5%			GAS - 2.2%
E.ON SE	41,594	$ 796,297	Enagas SA	23,797	$ 732,760
E.ON SE	3,928	71,882	Gas Natural SDG SA	8,454	242,288
Electricite de France	6,076	233,198	Snam SpA	85,315	512,888
Enel SpA	137,940	780,861			1,487,936
GDF Suez - ADR	6,278	165,425	HAND / MACHINE TOOLS - 1.0%
GDF Suez	8,473	213,433	Finning International, Inc.	4,587	123,736
Iberdrola SA	64,189	448,153	Fuji Electric Co. Ltd.	24,000	108,977
PGE SA	10,136	70,420	Makita Corp.	4200	223,511
Red Electrica Corp SA	2,104	173,100	Sandik AB	7,675	108,832
RWE AG	4,320	164,767	SMC Corp.	400	95,274
		3,117,536			660,330
ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%			HEALTHCARE - PRODUCTS - 2.1%
Brother Industries Ltd.	14,500	202,928	Coloplast A/S - Class B	5,576	468,101
Delta Electronics, Inc.	12,000	73,598	Smith & Nephew PLC - ADR	1,622	126,419
Furukawa Electric Co. Ltd.	13,000	29,284	Sonova Holding AG	3,779	545870
Hitachi Ltd.	68,000	485,029	Sysmex Corp.	2,000	63,438
Nidec Corp.	7,798	110,030	Sysmex Corp. - ADR	7,266	114585
Osram Licht AG *	1,800	94,448	Terumo Corp.	6,000	119,138
Ushio, Inc.	7,600	99,322			1,437,551
		1,094,639	HEALTHCARE - SERVICES - 0.7%
ELECTRONICS - 3.8%			Fresenius Medial Care AG & Co.	5,317	182,639
Advantest Corp.	3,100	34,192	Miraca Holdings, Inc.	1,500	65,056
Hirose Electric Co. Ltd.	600	84,738	Ramsay Health Care Ltd.	3,644	151,868
Hon Hai Precision Industry Co. Ltd.	62,000	177,873	Sonic Healthcare Ltd.	4,636	76,274
Hoya Corp.	5,300	156,844			475,837
Ibiden Co. Ltd.	4,900	88,493	HOLDING COMPANIES - DIVERSIFIED - 0.8%
Keyence Corp.	200	77,194	Industrivarden AB	4,303	90,211
Kinsus Interconnect Technology Corp.	98,000	370,152	KOC Holding AS	10,017	44,787
Kyocera Corp.	2,200	103,522	Wendel SA	390	58,759
Murata Manufacturing Co. Ltd.	3,100	258,567	Wharf Holdings Ltd.	47,000	329,948
NEC Corp.	77,000	216,717			523,705
Nippon Electric Glass Co. Ltd.	13,000	63,629	HOME FURNISHINGS - 1.2%
Omron Corp.	5,200	184,254	Electrolux AB - Series B	14,329	397,393
Rexel SA	7,096	179,055	Panasonic Corp.	32,300	352,262
Simplo Technology Co. Ltd.	118,000	614,079	Panasonic Corp. - ADR	6,720	73,517
		2,609,309			823,172
ENERGY - ALTERNATE SOURCES - 0.5%			HOUSEHOLD PRODUCTS / WARES - 0.4%
Enel Green Power SpA	113,281	324,036	Unilever Indonesia Tbk PT	97,500	247,695

ENGINEERING & CONSTRUCTION - 1.2%			HOUSEWARES - 0.0%
Acciona SA	1,620	131,709	Turkiye Sise ve Cam Fabrikalari AS	3	3
Bouygues SA	6,861	308,859
Enka Insaat ve Sanayi AS	1	4	INSURANCE - 4.2%
Fraport AG Frankfurt Airport Service Worldwide	2,751	203,346	Aegon NV - NY Reg. Shares	6,847	63,129
Hochteif AG	1,031	96,074	Aegon NV	3,802	34,832
JGC Corp.	2,000	64,798	Ageas	0 ^	13
		804,790	Allianz SE - ADR	14,854	259,202
ENTERTAINMENT - 1.1%			Allianz SE	844	146,802
OPAP SA	24,283	387,591	China Life Insurance Co. Ltd. - H Shares	22,000	57,235
Tatts Group Ltd.	78,467	220,125	CNP Assurances	121,800	382,956
William Hill PLC	21,356	127,945	CNP Assurances	6,382	147,150
		735,661	Dai-ichi Life Insurance Co. Ltd.	14,600	202,418
FOOD - 1.6%			Gjensidige Forsikring ASA	9,570	176,202
Aryzta AG	2,251	208,049	Hannover Rueckversicherung SE	234	21,793
BIM Birlesik Magazalar AS	1,613	37,255	Ping An Insurance Group Co. of China Ltd. - H Shares	25,000	185,554
Delhaize Group SA	1,707	127,040	Power Corp. of Canda	9,031	253,984
Kerry Group PLC	1,389	109,564	Powszechny Zaklad Ubezpieczen SA	1,700	241,103
Lindt & Spruengli AG	82	398,992	Resolution Ltd.	45,601	230,000
Metro AG	5,040	201,812	Sampo	8,875	440,846
		1,082,712			2,843,219

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2014

Security	Shares	Value	Security	Shares	Value
FOOD SERVICE - 0.4%			MISCELLANEOUS MANUFACTURING - 1.0%
Compass Group PLC	15,034	$ 239,377	Alfa Laval AB	3,909	$ 103,916
			FUJIFILM Holdings Corp.	8,700	224,860
INTERNET - 0.4%			Konica Minolta Holdings, Inc.	24,000	223,756
Tencent Holdings Ltd	1,100	69,256	Orkla ASA	18,877	155,762
Trend Micro Inc/Japan	2600	84,148			708,294
United Internet AG	3514	150,877	OFFICE / BUSINESS EQUIPMENT - 0.7%
		304,281	Canon, Inc.	3,700	116,002
INVESTMENT COMPANIES - 1.5%			Canon, Inc. - ADR	5,612	175,543
Delek Group Ltd.	620	251,273	Ricoh Co. Ltd.	17,000	195,998
Exor SpA	3,756	171,579			487,543
Investment AB Kinnevik	4075	143,473	OIL & GAS - 6.8%
Investor AB	8,343	316,965	BP PLC	3,228	163,401
Rand Merchant Insurance Holdings Ltd.	57,173	162,951	Canadian Natural Resources Ltd.	17,414	708,748
		1,046,241	Crescent Point Energy Corp.	3,510	142,633
IRON / STEEL - 0.5%			Encana Corp.	8,164	188,904
Hitachi Metals Ltd.	5,000	67,933	ENERPLUS CORP.	7,664	170,141
Severstal OAO	37,784	263,891	Gazprom OAO	144,181	1,039,833
		331,824	Idemitsu Kosan Co. Ltd.	8,000	177,003
LEISURE TIME - 0.4%			Lukoil OAO - ADR	4,405	233,113
Yamaha Corp.	13,400	179,639	Lukoil OAO - ADR	8,343	440,928
Yamaha Motor Co. Ltd.	7,700	118,927	Neste Oil OYJ	12,039	247,457
		298,566	Rosneft OAO - GDR	82,278	517,208
LODGING - 1.9%			Suncor Energy, Inc.	8,078	311,253
Galaxy Entertainment Group Ltd. *	24,000	189,461	Surgutneftegas OAO - ADR	50,049	349,342
MGM China Holdings Ltd.	108,000	377,375			4,689,964
Sands China Ltd. - ADR	1,446	105,457	PHARMACEUTICALS - 9.9%
Sands China Ltd.	16,000	117,469	Actelion Ltd.	4,570	449,882
SJM Holdings Ltd.	98,000	272,631	Astellas Pharma, Inc.	30,000	334,665
Whitbread PLC	2,360	162,763	AstraZeneca PLC - ADR	2,722	215,174
Wynn Macau Ltd.	1,966	77,991	AstraZeneca PLC	9,292	733,469
		1,303,147	Bayer AG	647	89,911
MACHINERY CONSTRUCTION & MINING - 0.5%			Bayer AG	1,190	165,672
Atlas Copco AB - A Shares	6,316	183,276	Catamaran Corp. *	439	16,555
Mitsubishi Electric Corp.	15,000	170,894	Chugai Pharmaceutical Co. Ltd.	10,800	272,727
		354,170	Daiichi Sankyo Co. Ltd.	9,400	157,763
MACHINERY - DIVERSIFIED - 0.8%			GlaxoSmithKline PLC - ADR	4,531	125,171
Amada Co. Ltd.	9,000	65,125	GlaxoSmithKline PLC	8,886	492,018
FANCU Corp.	700	126,373	Grifols SA	5,571	297,651
Hexagon AB - B Shares	7,144	228,207	Grifols SA - ADR	3,753	154,023
Mitsubishi Heavy Industries Ltd.	30,000	158,033	Hisamitsu Pharmaceutical Co., Inc.	2,800	117,249
		577,738	Kyowa Hakko Kirin Co. Ltd.	1,000	11,394
MEDIA - 1.5%			Medipal Holdings Corp.	13,900	195,615
British Sky Broadcasting Group PLC	12,310	183,125	Merck KGaA	1,032	174,359
ITV PLC	55,903	171,889	Otsuka Holdings Co. Ltd.	6,200	178,704
ProSiebenSat. 1 Media AG	2,266	99,124	Roche Holding AG - ADR	7,096	260,068
Reed Elsevier NV	5,169	105,447	Roche Holding AG	833	244,330
Thomas Reuters Corp.	13,677	494,456	Sanofi - ADR	6,598	711,671
		1,054,041	Sanofi	1,163	62,569
METAL FABRICATE/HARDWARE - 1.2%			Santen Pharmaceutical Co. Ltd.	2,000	89,187
Assa Abloy AB	1,499	79,381	Shionogi & Co. Ltd.	3,700	64,890
NSK Ltd.	7,000	73,629	Shire PLC - ADR	4,850	832,988
Tenaris SA - ADR	19,141	422,899	Suzuken Co. Ltd. / Aichi Japan	2,500	90,161
Tenaris SA	5,049	222,408	Takeda Pharmaceutical Co. Ltd.	4,800	216,021
		798,317			6,753,887
MINING - 0.6%
BHP Billiton Ltd.	5,193	366,314
Mitsubishi Materials Corp.	21000	60,944
		427,258

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2014

Security	Shares	Value	Security	Shares	Value
REAL ESTATE - 1.0%			TRANSPORTATION - 1.7%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	65,061	$ 85,241	Central Japan Railway Co.	1,000	$ 122,892
Hysan Development Co. Ltd.	27,000	115,800	Deutsche Post AG - ADR	7,242	272,299
Redefine Properties Ltd.	495,534	467,951	Deutsche Post AG	2,163	81,572
		668,992	DSV A/S	8,466	282,611
RETAIL - 1.2%			East Japan Railway Co.	3,100	226,314
Citizen Holdings Co. Ltd.	16,900	124,179	TNT Express NV	21,636	194,869
Hennes & Mauritz AB - ADR	6,083	248,437			1,180,557
Hennes & Mauritz AB - B Shares	20,982	176,249	WATER - 0.7%
Homes Retail Group PLC	18,284	63,154	Cia de Saneamento Basico do Estado de Sao Paulo	20,900	197,743
Next PLC	1,152	127,008	United Utilities Group PLC	3,277	87,922
Tim Hortons, Inc.	1,441	78,951	Veolia Environnement SA	11,026	207,068
		817,978			492,733
SEMICONDUCTORS - 4.1%
Advanced Semiconductor Engineering, Inc.	86,362	510,399	TOTAL COMMON STOCK (Cost - $59,903,232)		66,699,433
Infineon Technologies AG	25,331	294,372
MediaTek, Inc.	17,000	266,108	PREFERRED STOCK - 0.8%
Rohm Co. Ltd.	1,900	90911	AUTO MANUFACTURERS - 0.4%
Samsung Electronics Co. Ltd.	830	534935	Bayerische Motoren Werke AG	1,213	119,507
Samsung Electronics Co. Ltd.	438	571,179	Porsche Automobil Holding SE	1,500	165,803
Samsung Electronics Co. Ltd.	210	104,391			285,310
Taiwan Semiconductor Manufacturing Co. Ltd.	21,468	431,507	ELECTRIC - 0.3%
		2,803,802	Cia Energetica de Sao Paulo	20,600	240,152
SOFTWARE - 0.7%
Amadeus IT Holding SA - A Shares	10,953	455,295	FOOD - 0.1%
			Metro AG	1,310	41,515
TELECOMMUNICATIONS - 9.2%
Bezeq The Israeli Telecommunication Corp.	68,287	123,748	TOTAL PREFERRED STOCK (Cost - $489,235)		566,977
BT Group PLC - ADR	66,382	414,336
BT Group PLC	3,487	218,530	SHORT-TERM INVESTMENT - 2.4%
Deutsche Telekom AG - ADR	27,958	469,471	MONEY MARKET FUND - 2.4%
Deutsche Telekom AG	4,525	75,794	Fidelity Institutional Money Market Funds - Government
Millicom International Cellular SA	3,125	309,040	Portfolio 0.01% +
NICE Systems Ltd.	6,096	263,347	(Cost - $1,620,582)	1,620,582	1,620,582
Nokia Corp. - ADR*	24,071	180,136
Nokia OYJ *	11,111	83,333	TOTAL INVESTMENTS - 100.5% (Cost - $62,013,049)		$ 68,886,992
Orange SA - ADR	14,039	227,327	LIABILITIES LESS OTHER ASSETS - (0.5) %		(367,644)
Orange SA	9,406	151,437	NET ASSETS - 100.0%		$ 68,519,348
Swisscom AG	1,239	753,697	* Non-income producing security.
TDC A/S	11,550	108,408	ADR - American Depositary Receipt.
Telecom Italia SpA - ADR	6,102	59,922	GDR - Global Depositary Receipt.
Telecom Italia SpA	187,430	240,723	REIT - Real Estate Investment Trust.
Telefonaktiebolaget LM Ericsson - ADR	32,128	385,215	+ Variable rate security. Interest rate is as of April 30, 2014.
Telefonaktiebolaget LM Ericsson - B Shares	39,845	479,393
Telefonica Deutschland Holding AG	35,393	294,291
Telenet Group Holding NV	370	21,687
Telenor ASA	7,220	169,256
TeliaSonera AB	39,796	289,028
Turk Telekomunikasyon AS	92,912	279,032
Vodafone Group PLC - ADR	18,762	712,205
		6,309,356
Portfolio Composition * - (Unaudited)
Other Countries	30.60%		Russia	4.92%
Japan	19.46%		Spain	4.90%
Germany	8.93%		Switzerland	4.73%
Britain	7.15%		Italy	4.14%
France	6.12%		Taiwan	3.89%
Sweden	5.16%		Total	100.00%
* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Piermont Capital Management LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, increased by 5.0 percent in the six-month period ended April 30, 2014. Small-cap growth stocks in the Russell 2000 Growth Index did not do quite as well, gaining 1.3 percent over the same time period. Both indexes underperformed larger capitalization stocks, as measured by the S&P 500 Index, which returned 8.4 percent over the same period. The energy and consumer staples sectors were the largest contributors to the Fund’s performance while transportation and basic materials lagged somewhat.

The Sub-Adviser’s strategy continues to focus on high quality firms, using 9 sector specific models that include a total of 40 factors to measure both fundamental and technical metrics. Stocks must rank in the top 20 percent to be considered for purchase and also undergo a qualitative red flag review. The red flag review may include assessing news stories that could adversely affect a stock, high turnover in senior management, or an accelerating debt ratio, among other factors. Another core premise of the strategy is that the Fund should remain sector and industry neutral so as to avoid large risks by overweighting or underweighting a particular sector and focus solely on picking the best stocks in each sector and industry, rather than trying to predict macroeconomic trends. It is this complete bottom-up selection approach that makes the Sub-Adviser somewhat unique.

The energy sector was the largest contributor to performance during the six month period ended April 30, 2014 as selections in this sector outperformed those within the benchmark index by a wide margin. Dalek US Holdings, Inc. (DK), an oil and gas refining company, was one of the larger contributors to overall performance in the sector with a 27 percent return in the six-month period ended April 30, 2014. The firm reported earnings that were better than expected in February and announced a new addition to its Board of Directors that was well received. The Sub-Adviser will continue to hold the firm as long as it meets the criteria of the Fund’s multi-factor model or another security is deemed to have better prospects.

Stocks in the basic materials sector detracted somewhat on a relative basis. One of the bright spots, however, was Mineral Technologies, Inc. (MTX), a chemical company that produces synthetic minerals. The holding returned more than 5 percent in the six-month period ended April 30, 2014. Coeur Mining, Inc. (CDE), a silver mining company, was one of the weaker performers in the sector, losing 29 percent during the same time period. Low silver prices have put pressure on these types of firms but the Sub-Adviser believes the company to be fundamentally sound as it still meets the model’s criteria.

Security selection in the consumer staples sector added value to the Fund despite a relatively small weighting as stock picks in this sector outperformed staples stocks held in the benchmark by a wide margin, as well as the overall index. The Anderson’s, Inc. (ANDE), a firm that produces a variety of farm products and owns and operates retail stores to distribute specialty foods, was a top performer in the first half of the fiscal year. The company rose by more than 26 percent over that period. The Sub-Adviser was encouraged by the companies quarterly earnings reported in February showing an impressive 104 percent year-over-year gain. The firm has also made recent acquisitions that look promising, according to the Sub-Adviser.

The transportation sector was the worst performer during the six-month period ended April 30, 2014.  Transportation has the smallest weighting within the index and within the Fund thus limiting the negative influence on overall performance. Werner Enterprises, Inc. (WERN), a long-haul trucking company that transports shipments of general commodities, was the best performer in the group. The stock rose by 11 percent over that period after releasing positive earnings reports and receiving an industry award.

Going forward, the Sub-Adviser will continue its sector and industry neutral bottom-up stock picking strategy without regard to outside economic factors, interest rate changes, or any other top-down methodology. The Fund will continue to analyze its multi-factor model, only making adjustments when it is deemed that a particular metric is no longer working properly or it is found that a new fundamental or technical indicator may be useful.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	5.59%	19.72%	10.26%	18.47%	5.53%
Class C Class A with load of 5.75% Class A without load	5.10% (0.56)% 5.50%	18.56% 12.52% 19.42%	9.17% 7.91% 10.05%	17.30% 16.84% 18.24%	4.49% 3.67%* 4.51%*
Russell 2000 Value Index	4.97%	19.61%	11.16%	19.13%	5.02%
Morningstar Small Cap Value Category	10.82%	22.01%	11.52%	20.13%	7.70%

* Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 300 Index with lower price-to-book ratios and lower forecasted growth rates.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.03% for Class N, 3.03% for Class C and 2.28% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund
April 30, 2014

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 96.5%
AEROSPACE / DEFENSE - 2.7%			COMPUTERS - 2.1%
Curtiss-Wright Corp.	6,850	$ 437,989	DST Systems, Inc.	3,070	$ 283,023
Ducommun, Inc. *	10,840	263,087	Insight Enterprises, Inc. *	10,440	272,693
		701,076			555,716
AGRICULTURE - 1.7%			DIVERSIFIED FINANCIAL SERVICES - 1.9%
Andersons, Inc. The	7,135	444,439	FBR & Co. *	5,400	139,320
			Investment Technology Group, Inc. *	17,500	361,200
AIRLINES - 0.5%					500,520
SkyWest, Inc.	10,150	117,740	ELECTRIC - 3.3%
			Empire District Electric Co. The	12,160	295,731
APPAREL - 0.7%			IDACORP, Inc.	4,960	278,454
Unifi, Inc. *	7,850	173,799	PNM Resources, Inc.	10,190	282,059
					856,244
AUTO PARTS & EQUIPMENT - 1.7%			ELECTRONICS - 2.7%
Standard Motor Products, Inc.	11,780	447,522	Benchmark Electronics, Inc. *	11,630	269,583
			Checkpoint Systems, Inc. *	10,500	134,085
BANKS - 13.8%			Watts Water Technologies, Inc.	5,490	292,068
1st Source Corp.	3,689	108,789			695,736
Associated Banc-Corp.	16,000	280,800	ENGINEERING & CONSTRUCTION - 1.0%
Banner Corp.	7,870	311,180	AECOM Technology Corp. *	7,850	254,497
Central Pacific Financial Corp.	6,920	129,888
Columbia Banking System, Inc.	9,500	235,790	ENTERTAINMENT - 1.2%
Community Bank System, Inc.	6,840	254,380	Marriott Vacations Worldwide Corp. *	5,720	311,626
First Citizens BancShares, Inc. NC - Class B	900	202,401
First Interstate Bancsystem, Inc.	10,770	268,065	ENVIRONMENTAL CONTROL - 0.7%
First Midwest Bancorp, Inc. IL	15,507	253,849	Darling International, Inc. *	9,500	190,095
Independent Bank Corp/Rockland MA	6,500	241,280
Sandy Spring Bancorp, Inc.	6,500	156,325	GAS - 2.3%
Simmons First National Corp.	3,300	119,328	Northwest Natural Gas Co.	6,200	274,474
State Bank Financial Corp.	7,400	122,692	Southwest Gas Corp.	5,850	321,809
TCF Financial Corp.	17,710	278,047			596,283
Trico Bancshares	5,000	121,250	HEALTHCARE - PRODUCTS - 1.6%
Trustmark Corp.	10,400	237,848	Greatbatch, Inc. *	8,920	410,588
Wintrust Financial Corp.	6,173	276,674
		3,598,586	HEALTHCARE-SERVICES - 1.1%
BIOTECHNOLOGY - 1.0%			Gentiva Health Services, Inc. *	13,630	102,634
Charles River Laboratories International, Inc. *	5,000	268,600	Magellan Health Services, Inc. *	3,350	193,362
					295,996
BUILDING MATERIALS - 1.9%			HOME FURNISHINGS - 0.9%
Comfort Systems USA, Inc.	14,303	214,545	La-Z-Boy, Inc.	10,160	246,177
Louisiana-Pacific Corp. *	17,450	286,006
		500,551	INSURANCE - 5.1%
CHEMICALS - 2.1%			Aspen Insurance Holdings Ltd.	6,600	302,148
Minerals Technologies, Inc.	5,490	326,600	CNO Financial Group, Inc.	21,160	365,010
Stepan Co.	4,100	237,103	First American Financial Corp.	9,520	253,232
		563,703	Hanover Insurance Group, Inc.	3,200	187,040
COAL - 0.4%			Selective Insurance Group, Inc.	10,360	237,658
Walter Energy, Inc.	16,490	118,728			1,345,088
			INTERNET - 1.1%
COMMERCIAL SERVICES - 7.9%			Conversant, Inc. *	12,060	294,746
Aaron's, Inc.	8,640	254,621
Albany Molecular Research, Inc. *	19,980	320,879	INVESTMENT COMPANIES - 1.4%
Booz Allen Hamilton Holding Corp.	13,090	304,212	Main Street Capital Corp.	8,000	251,520
Convergys Corp.	13,890	299,191	THL Credit, Inc.	9,000	120,870
ICF Internationa, Inc. *	6,660	259,540			372,390
Kelly Services, Inc.	9,970	209,968	MEDIA - 1.0%
Matthews International Corp. - Class A	4,470	180,364	John Wiley & Sons, Inc.	4,800	275,808
Quad/Graphics, Inc.	11,500	248,975
		2,077,750

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2014

Security	Shares	Value	Security	Shares	Value
MINING - 0.6%			SOFTWARE - 1.5%
Coeur Mining, Inc. *	17,020	$ 147,393	Acutate Corp. *	26,000	$ 146,380
			Digital River, Inc. *	12,860	231,796
MISCELLANEOUS MANUFACTURING - 0.5%					378,176
Standex International Corp.	2,108	125,152	TELECOMMUNICATIONS - 2.4%
			Iridium Communications, Inc. *	26,200	174,754
OIL & GAS - 3.5%			Polycom, Inc. *	22,780	280,194
Clayton Williams Energy, Inc. *	2,970	429,106	USA Mobility, Inc.	10,330	176,953
Swift Energy Co. *	15,200	187,416			631,901
Unit Corp. *	4,500	296,775	TEXTILES - 1.0%
		913,297	UniFirst Corp. MA	2,760	265,622
OIL & GAS SERVICES - 2.0%
Exterran Holdings, Inc. *	5,900	253,818	TRANSPORTATION - 1.5%
Helix Energy Solutions Group, Inc. *	11,700	281,268	Quality Distribution, Inc. *	15,110	189,933
		535,086	Werner Enterprises, Inc.	7,620	195,072
REAL ESTATE - 0.8%					385,005
Forestar Group, Inc. *	12,030	205,112
			TOTAL COMMON STOCK - (Cost - $23,797,909)		25,261,253
REITS - 12.3%
Campus Crest Communities, Inc.	25,530	219,813	EXCHANGE TRADED FUNDS - 2.2%
Chesapeake Lodging Trust	10,670	287,983	EQUITY FUND - 2.2%
CoreSite Realty Corp.	8,529	259,452	iShares Russell 2000 Value ETF
First Industrial Realty Trust, Inc.	14,640	268,937	(Cost - $ 540,995)	5,800	570,082
Government Properties Income Trust	10,830	275,624
Healthcare Trust of America, Inc.	26,820	313,526	SHORT-TERM INVESTMENT - 3.5%
LaSalle Hotel Properties	8,420	278,534	MONEY MARKET FUND - 3.5%
Lexington Realty Trust	27,240	293,102	Invesco STIT-Treasury Portfolio - 0.02% +
Pennsylvania Real Estate Investment Trust	14,700	243,285	(Cost - $916,361)	916,361	916,361
RLJ Lodging Trust	7,930	211,493
Select Income REIT	8,398	258,490	TOTAL INVESTMENTS - 102.2% (Cost - $25,255,265)		$ 26,747,696
Sovran Self Storage, Inc.	3,920	297,528	LIABILITIES LESS OTHER ASSETS- (2.2) %		(576,787)
		3,207,767	NET ASSETS - 100.0%		$ 26,170,909
RETAIL - 3.1%
Bon-Ton Stores, Inc.	12,830	141,130	REIT - Real Estate Investment Trust
Brown Shoe Co, Inc.	11,209	264,420	ETF - Exchange Traded Fund
DineEquity, Inc.	3,000	227,430	+ Variable rate security - interest rate is as April 30, 2014.
Kirkland's, Inc. *	10,250	175,378	* Non Income producing security.
		808,358
SAVINGS & LOANS - 1.8%
Berkshire Hills Bancorp, Inc.	6,450	151,123
Dime Community Bancshares, Inc.	7,700	125,510
WSFS Financial Corp.	2,830	191,365
		467,998
SEMICONDUCTORS - 3.7%
IXYS Corp.	12,842	138,565
Kulicke & Soffa Industries, Inc. *	20,630	303,467
OmniVision Technologies, Inc. *	14,500	283,185
PMC - Sierra, Inc. *	36,720	251,165
		976,382

Portfolio Composition * - (Unaudited)
Financial	36.26%		Energy	5.86%
Consumer, Non-Cyclical	13.08%		Utilities	5.43%
Industrial	10.66%		Other Industries	4.78%
Consumer, Cyclical	8.86%		Communications	4.50%
Technology	7.14%		Short-Term Investment	3.43%
			Total	100.00%
* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Bailard, Inc.)

The MSCI Emerging Markets Index  (“Benchmark Index”) declined by 3.0 percent in the six-month period ended April 30, 2014, despite a 6.8 percent gain in the final three months of the period. Performance lagged U.S. markets, as measured by the S&P 500, which increased 8.4 percent during the same timeframe.  The Fund continues to focus on individual countries and bottom-up stock selection within those countries, with overweights or underweights to economic sectors being largely incidental. Top performing countries in the Fund included Vietnam and Brazil while China and Russia lagged.

The Fund recently added another factor to its model that is based on investor sentiment. Hundreds of news stories about specific companies are collected on a monthly basis and scored based on how positive or negative the articles are using computer-based textual analysis.  The results are somewhat similar to momentum but have a relatively low correlation to other factors, according to the Sub-Adviser.

Exposure to Vietnam enhanced performance on a relative and absolute basis. The Benchmark Index has no exposure to this country while the Sub-Adviser held a 2 percent position during the six month period ended April 30, 2014.  The Fund held the Market Vectors Vietnam ETF (VNM), which returned more than 9 percent over the same timeframe. The Sub-Adviser commented that Vietnam is a frontier market that is experiencing better efficiency in the capital markets and could not be ignored despite the fact that the Benchmark Index does not currently have any holdings in this country.

The Sub-Adviser underweighted China, which is the largest country weighting in the Benchmark Index, by approximately 2 percent in the later part of the six-month period.  A relative neutral weight was held in the first three months of the period.  Exposure to the country detracted from performance somewhat on a relative basis.  Security selection was the main driver of underperformance.  China Petroleum and Chemical Corporation (0386.HK) was one of the larger positions that outperformed.  This large integrated oil and gas firm returned more than 8 percent in the first half of the fiscal year.  The Sub-Adviser believes a weakened Yuan should help GDP in the country going forward but has no immediate plans to increase the weighting toward this country.

A severe underweight to Russia was a benefit to the Fund, though security selection has detracted somewhat from performance.  Russian stocks have been under intense pressure due to the situation in the Ukraine and had been underperforming even prior to that.  Mobile Telesystems OJSC ADR (MBT), a wireless telecommunications provider held by the Fund, lost 26.5 percent in the six-month period ended April 30, 2014 with the majority of the loss occurring in the first three months of that time period.  Mobile Telesystems OJSC ADR underperformed the Market Vectors Russia ETF (RSX), which measures a broad index of Russian companies, by 5.5 percent over the same period.  The Sub-Adviser will consider increasing the weight toward Russia when the Ukrainian situation shows signs of improvement as it believes the country has been oversold.

Security selection in Brazil added value as Brazilian stocks held by the Fund outperformed those on the Benchmark Index by a wide margin.  Though the country had relatively poor performance in the first fiscal quarter, it rebounded nicely in the second part of the six-month period ended April 30, 2014. Embraer SA (EMBR3 BZ), an aerospace and defense firm, was one of the better performing stocks held by the Sub-Adviser.  The company produces and sells jet and turboprop aircrafts for civil and defense aviation markets in Brazil and internationally.  After a 19 percent return during the time period, the Sub-Adviser plans to continue to hold but may trim the position if the Sub-Advisers believes it has become overvalued.

Going forward, the Sub-Adviser believes some convergence has yet to occur between developed and emerging markets. More quantitative easing in Europe to spur inflation should help emerging markets more than developed markets.  Continued economic strength in the United States should also benefit emerging markets countries.  The Fund thinks emerging markets stocks overall look reasonably priced relative to historical data with many very attractive opportunities. Particularly, the Sub-Adviser believes the markets are currently undervaluing Russia.  Opportunities in Latin America, Argentina and Columbia look promising as well.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	(6.00)%	(9.10)%	(6.89)%	10.10%	6.79%
Class C Class A with load of 5.75% Class A without load	(6.51)% (11.59)% (6.18)%	(10.03)% (14.50)% (9.27)%	(7.81)% (8.92)% (7.10)%	9.01% 8.52% 9.83%	5.74% (1.03)%* (0.22)%*
MSCI Emerging Markets Index (net)	(2.98)%	(1.84)%	(3.74)%	11.08%	10.11%
Morningstar Diversified Emerging Markets Category	5.98%	(1.88)%	(3.33)%	11.17%	8.95%

*Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.01% for Class N, 3.01% for Class C and 2.26% for Class A.  Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund
April 30, 2014

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 92.2%			ELECTRONICS - 1.5%
AGRICULTURE - 0.5%			Hon Hai Precision Industry Co., Ltd.	200,000	$ 573,784
KT&G Corp.	2,500	$ 200,371
			ENTERTAINMENT - 1.4%
APPAREL - 0.5%			OPAP SA	35,000	558,650
Pou Chen Corp.	150,000	190,791
			ENVIRONMENTAL - 1.0%
AUTO MANUFACTURERS - 4.0%			Coway Co. Ltd.	5,000	395,238
Geely Automobile Holdings Ltd.	500,000	173,819
Kia Motors Corp.	8,000	443,892	FOOD - 3.2%
Tata Motors, Inc. - ADR	25,000	935,500	Cia Brasileira de Distribuicao	20,000	944,708
		1,553,211	Tingyi Cayman Islands Holding Corp.	100,000	278,388
BANKS - 18.4%					1,223,096
Banco Macro SA	10,000	305,600	FOREST PRODUCTS & PAPER - 0.4%
Bancolombia SA - ADR	8,000	455,440	Mondi Ltd.	10,000	166,342
Bank of China Ltd.	1,700,000	749,022
China Construction Bank Corp.	700,000	484,665	HEALTHCARE - SERVICES - 0.6%
Commercial International Bank Egypt SAE - GDR	250,000	1,262,869	Netcare Ltd.	100,000	242,330
FirstRand Ltd.	125,000	459,443
Grupo Financiero Galicia SA	15,000	201,900	HOLDING COMPANIES-DIVERSIFIED - 2.3%
ICICI Bank Ltd.	30,000	1,280,100	Barloworld Ltd	20,000	217,956
Industrial & Commercial Bank of China Ltd.	800,000	478,018	Itausa - Investimentos Itau SA	150,000	657,600
Industrial Bank of Korea	20,000	246,365			875,556
OTP Bank PLC	40,000	761,997	HOME FURNISHINGS - 1.3%
Sberbank of Russia OAO - ADR	13,000	109,590	Steinhoff International Holdings Ltd.	100,000	519,092
Sberbank of Russia - ADR	37,000	310,134
		7,105,143	HOUSEHOLD PRODUCTS/WARES - 0.6%
BUILDING MATERIALS - 0.8%			Biostime International Holdings Ltd.	35,000	233,048
Taiwan Cement Corp.	200,000	317,451
			INSURANCE - 4.0%
CHEMICALS - 0.7%			Hanwha Life Insurance Co., Ltd.	60,000	391,095
Sasol Ltd.	5,000	279,929	MMI Holdings Ltd.	90000	226,039
			PICC Porperty & Casualty Co. Ltd.	150,000	198,277
COMMERCIAL SERVICES - 1.8%			Porto Seguro SA	50,000	732,531
Kroton Educacional SA	15,000	320,480			1,547,942
Zhejiang Expressway Co., Ltd.	450,000	389,374	INTERNET - 2.1%
		709,854	MercadoLibre, Inc.	4000	373,080
COMPUTERS - 4.3%			Tencent Holdings Ltd.	7000	440,722
Infosys Ltd. - ADR	24,000	1,289,040			813,802
Inventec Corp.	400,000	368,444	IRON/STEEL - 1.2%
		1,657,484	Vale SA	35,000	462,700
COSMETICS - 0.5%
AMOREPACIFIC Group	400	206,960	MINING - 2.0%
			AngloGold Ashanti Ltd. *	17,000	307,700
DISTRIBUTION/WHOLESALE - 0.4%			MMC Norilsk Nickel OJSC	12,000	216,360
Hanwha Corp. *	5,000	145,756	Sesa Sterlite Ltd	20,000	244,200
					768,260
DIVERSIFIED FINANCIAL SERVICES - 0.9%			MISCELANEOUS MANUFACTURING - 0.9%
CTBC Financial Holding Co., Ltd.	584,767	347,550	Fosun International Ltd.	300,000	363,729

ELECTRIC - 4.1%			OIL & GAS - 11.8%
Cia Energetica de Minas Gerais - ADR	91,535	690,174	China Petroleum & Chemical Corp.	600,000	532,657
Huaneng Power International, Inc.	350,000	342,613	Ecopetrol SA - ADR	12,000	449,880
Korean Electric Power Corp. *	20,000	382,800	Gazprom OAO - ADR	90,000	649,080
		1,415,587	Lukoil OAO - ADR	20,000	1,057,000
			MOL Hungarian Oil & Gas PLC	9,000	516,544
			Reliance Industries Ltd.	15,000	465,000
			SK Holdings Co. Ltd.	2,500	443,485
			YPF SA	15,000	426,900
					4,540,546

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2014

Security	Shares	Value	Security	Shares	Value
OIL & GAS SERVICES - 1.2%
China Oilfield Services Ltd.	200,000	$ 479,489	TOTAL COMMON STOCK (Cost - $33,462,611)		$ 35,555,987

PHARMACEUTICALS - 3.1%			EXCHANGE TRADED FUNDS - 5.9%
Dr. Reddy's Laboratories Ltd. - ADR	15,000	676,050	EQUITY FUNDS - 5.9%
Richter Gedeon Nyrt	15,000	256,291	Global X FTSE Colombia 20 ETF	20,000	380,400
Sihuan Pharmaceutical Holdings Group Ltd.	250,000	276,330	iShares MSCI South Africa ETF	15,000	1,005,900
		1,208,671	Market Vectors Russia ETF	40,000	908,400
REAL ESTATE - 1.0%			TOTAL EXCHANGE TRADED FUNDS (Cost - $2,404,461)		2,294,700
China Overseas Land & Investment Ltd.	80,000	196,936
Shimao Property Holdings Ltd.	100,000	198,292	SHORT-TERM INVESTMENT - 1.8%
		395,228	MONEY MARKET FUND - 1.8%
RETAIL - 1.3%			First American Government Obligations Fund - 0.01% +
GOME Electrical Appliances Holding Ltd.	1,400,000	264,311	(Cost - $692,654)	692,654	692,654
GS Home Shopping, Inc.	1,000	226,219
		490,530	TOTAL INVESTMENTS - 99.9% (Cost - $36,559,726)		$ 38,543,341
SEMICONDUCTORS - 8.3%			OTHER ASSETS LESS LIABILITIES - 0.1%		39,294
Advanced Semiconductor Engineering, Inc.	70,000	413,700	NET ASSETS - 100.0%		$ 38,582,635
Samsung Electronics Co., Ltd.	800	1,043,250
SK Hynix, Inc. *	25,000	974,912	* Non-income producing security.
Taiwan Semiconductor Manufacturing Co., Ltd.	200,000	785,040	+ Variable rate security. Interest rate is as of April 30, 2014.
		3,216,902	ADR - American Depositary Receipt.
SOFTWARE - 0.4%			GDR - Global Depositary Receipt.
Travelsky Technology Ltd.	200,000	152,805

TELECOMMUNICATIONS - 5.7%
China Mobile Ltd.	40,000	380,742
Global Telecom Holding - GDR *	150,000	557,700
Hellenic Telecommunications Organization SA *	30,000	479,013
Mobile Telesystems OJSC - ADR	20,000	335,200
SK Telecom Co., Ltd.	1,000	207,071
Vodacom Group Ltd.	20,000	238,434
		2,198,160

Portfolio Composition * - (Unaudited)
China	14.69%		Taiwan	7.78%
Other Countries	14.88%		United States	7.75%
South Korea	13.77%		Russia	6.95%
India	12.69%		South Africa	6.89%
Brazil	9.88%		Egypt	4.72%
			Total	100.00%
* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Despite some increased volatility in the market, small cap growth stocks, as measured by the Russell 2000 Growth Index, increased 1.3 percent for the six-month period ended April 30, 2014.  The previous six-month period had seen growth of 19.9 percent for small-cap growth stocks, but the pace of growth declined as investors reaped rewards of the strong 2013 bull market and prepared for volatility in 2014. The months of November and December saw small cap growth stocks continue the strong performance that they had achieved during the pervious fiscal period by adding 4.1 percent and 2.1 percent, respectively. In March and April investors saw value stocks outperform growth as there was an abrupt market rotation out of growth names. Investors grew wary of fast-growing, high valuation “momentum stocks” that lead to a decline of 7.5 percent in those months.

During the six-month period ended April 30, 2014, there were no material changes to the Sub-Adviser's investment decision making process. The Sub-Adviser continues to implement a bottom-up process to selecting stocks for the Fund, focusing on individual firm characteristics rather than sector weightings or the economy as a whole. It seeks companies on the verge of experiencing large increases in market share. By seeking out and identifying market catalysts, the Sub-Adviser believes that the securities it selects for the Fund are tailored towards organic growth due to some kind of market advantage. The Sub-Adviser feels that this year Europe has begun to get its act together thanks to the commitment from the central bank to improve the flow of credit. China has also improved somewhat, helping to fuel growth in many of the Fund’s holdings that are exposed to China's economy through various levels of their supply chains.

The sectors which provided a strong benefit to the Fund during the fiscal period were the industrials and energy sectors. Small cap growth energy stocks in the Fund were primarily helped by RSP Permian Inc (RSPP), an independent oil and natural gas company focused on the acquisition, exploration, development, and production of unconventional oil and associated liquids-rich natural gas reserves in the Permian Basin of West Texas. The company gained 38.6 percent over the six month period. From the Industrials Sector, Spirit Airlines Inc. (SAVE), an airline company, contributed to the overall performance of the Fund with a strong 31.7 percent return over the six-month period ended April 30, 2014.

Two underperforming sectors were the information technology and consumer discretionary sectors. Fleetmatics Group PLC (FLTX), a provider of fleet management solutions delivered as software-as-a-service, fell 5.4 percent during the six month period ended April 30, 2014 and was a large detractor from the Fund’s performance in the sector. Black Diamond, Inc. (BDE), a manufacturer of equipment for climbing, skiing and mountain sports was the worst performing company in the consumer discretionary sector, falling 25.2 percent in the six-month period ended April, 2014.

The Sub-Adviser believes that the challenging weather created activity disruptions during the period. The Sub-Adviser believes that stocks are still fairly attractive based on valuations and that corporations are sitting on a lot of cash that could be put to use at some point in the near future. In addition, the Sub-Adviser does not see any significant headwinds to growth on the immediate horizon. Furthermore, as the Federal Reserve tapers economic stimulus, the Sub-Adviser is optimistic that there may be a move from bonds to stocks as interest rates potentially increase. This could create an environment in which stocks show strength, though instability in emerging markets is a concern for the Sub-Adviser.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2014

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	0.49%	26.02%	7.42%	18.63%	8.25%
Class C Class A with load of 5.75% Class A without load	(0.02)% (5.40)% 0.38%	24.80% 18.48% 25.72%	6.36% 5.07% 7.17%	17.44% 16.97% 18.36%	7.18% 7.05%* 7.92%*
Russell 2000 Growth Index	1.27%	21.46%	10.33%	20.50%	8.34%
Morningstar Small Cap Growth Category	0.81%	21.01%	8.86%	19.28%	7.17%

**Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.36% for Class N, 2.36% for Class C and 1.61% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund
April 30, 2014

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 98.6%
ADVERTISING - 1.4%			DIVERSIFIED FINANCIAL SERVICES - (Continued) 2.5%
MDC Partners, Inc. - Class A	13,969	$ 341,123	WageWorks, Inc. *	4,039	$ 171,132
					591,326
AIRLINES - 2.0%			ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
Spirit Airlines, Inc. *	8,603	488,995	Canadian Solar, Inc. *	5,452	147,858

APPAREL - 2.3%			ELECTRONICS - 2.0%
Iconix Brand Group, Inc. *	5,783	245,778	Applied Optoelectronics, Inc. *	4,857	109,283
Skechers U.S.A., Inc. - Class A *	7,615	312,139	Fluidigm Corp. *	9,641	362,116
		557,917			471,399
AUTO PARTS & EQUIPMENT - 2.5%			ENGINEERING & CONSTRUCTION- 2.1%
Dana Holding Corp.	4,753	100,621	Chicago Bridge & Iron	3,182	254,783
Dorman Products, Inc. *	4,301	247,523	Tutor Perini Corp. *	8,772	259,651
Motorcar Parts of America, Inc. *	9,023	247,591			514,434
		595,735	FOOD - 0.8%
BANKS - 6.0%			Sprouts Farmers Market, Inc. *	6,105	195,177
Bank of the Ozarks	3,539	211,986
BankUnited, Inc.	10,121	333,892	HEALTHCARE-PRODUCTS - 8.3%
Customers Bancorp, Inc. *	10,845	238,915	Cepheid, Inc. *	4,423	192,312
Signature Bank *	2,020	240,016	Cooper Cos, Inc.	1,902	250,893
SVB Financial Group *	1,963	209,432	Cyberonics, Inc. *	3,415	202,031
ViewPoint Financial Group	8,228	214,504	Insulet Corp. *	5,824	219,157
		1,448,745	Nanostring Technologies, Inc. *	5,678	92,097
BIOTECHNOLOGY - 1.5%			Novadaq Technologies, Inc. *	12,968	202,949
Intercept Pharmaceuticals, Inc. *	616	162,698	Quidel Corp. *	4,354	93,393
Synageva BioPharma Corp. *	2,376	205,215	Spectranetics Corp. *	8,051	171,164
		367,913	Tandem Diabetes Care, Inc. *	9,259	162,681
BUILDING MATERIALS - 1.8%			Trinity Biotech PLC	8,355	204,781
Apogee Enterprises, Inc.	6,295	199,992	Zeltiq Asthetics, Inc. *	11,335	207,317
Caesarstone Sdot-Yam Ltd.	4,235	220,982			1,998,775
		420,974	HEALTHCARE-SERVICES - 2.6%
COMMERICAL SERVICES - 8.7%			ICON PLC *	187	7,250
Grand Canyon Education, Inc. *	5,253	226,509	ICON PLC - ADR *	7,388	286,433
Huron Consulting Group, Inc. *	3,706	263,867	Surgical Care Affiliates, Inc. *	11,297	331,906
Kforce, Inc.	10,586	244,748			625,589
MAXIMUS, Inc.	4,756	202,463	INTERNET - 6.3%
Nord Anglia Education *	12,290	243,957	FireEye, Inc. *	5,535	217,304
On Assignment, Inc. *	7,088	248,080	Marketo, Inc. *	7,578	205,667
PAREXEL International Corp. *	4,273	193,781	RetailMeNot *	6,930	206,583
Team Health Holdings, Inc. *	5,188	251,514	Splunk, Inc. *	4,036	220,245
WuXi Pharma Tech Cayman - ADR *	6,481	220,354	SPS Commerce, Inc. *	2,961	153,380
		2,095,273	Textura Corp. *	8,083	143,958
COMPUTERS - 3.2%			WIX.Com Ltd. *	10,074	206,416
EPAM Systems *	5,628	175,200	Yandex NV - Class A *	6,048	160,272
Nimble Storage, Inc. *	7,306	180,093			1,513,825
Syntel, Inc.*	2,698	216,703	MACHINERY-CONSTRUCTION & MINING - 0.9%
Varonis Systems, Inc. *	7,980	201,655	Astec Industries, Inc.	5,237	209,218
		773,651
DISTRIBUTION/WHOLESALE - 0.9%			MACHINERY-DIVERSIFIED - 0.7%
MWI Veterinary Supply, Inc. *	1,372	214,910	Power Solutions International, Inc. *	2,091	173,030

DIVERSIFIED FINANCIAL SERVICES - 2.5%			MEDIA - 0.8%
Portfolio Recovery Associates, Inc. *	5,277	301,581	Nextra Broadcastings Group, Inc.	5,055	201,442
Pzena Investment Management Inc.	10,912	118,613

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2014

Security	Shares	Value	Security	Shares	Value

MISCELLANEOUS MANUFACTURING - 0.9%			SOFTWARE - 8.1%
Movado Group	5,410	$ 212,505	Benefitfocus, Inc. *	7,987	$ 258,779
			Callidus Software, Inc.*	19,192	183,188
OIL & GAS - 5.4%			Concur Technologies, Inc. *	2,098	168,826
Athlon Energy, Inc. *	5,978	241,571	Cornerstone OnDemand, Inc. *	3,856	141,747
Oasis Petroleum, Inc. *	4,236	197,016	Cvent, Inc. *	5,918	162,923
PDC Energy, Inc. *	4,426	281,803	Demandware, Inc. *	3,234	160,503
Penn Virginia Corp. *	15,677	260,865	Omnicell, Inc. *	9,078	240,385
RSP Permian, Inc. *	11,377	322,538	Sciquest, Inc. *	8,595	206,108
		1,303,793	Tableau Software, Inc. *	3,244	179,296
OIL & GAS SERVICES - 0.9%			Workday, Inc. - Class A *	3,562	260,275
Willbros Group, Inc. *	20,504	227,799			1,962,030
			TELECOMMUNICATIONS - 0.4%
PHARMACEUTICALS - 4.5%			ORBCOMM, Inc. *	15,535	97,404
Cempra, Inc. *	11,120	101,414
Natural Grocers by Vitamin Cottage, Inc. *	5,346	190,318	TRANSPORTATION - 2.3%
Pacira Pharmaceuticals, Inc. *	3,172	217,250	Old Dominion Freight Line, Inc. *	3,760	227,969
Quintiles Transnational *	5,247	247,291	Roadrunner Transportation Systems, Inc. *	8,200	201,966
Salix Pharmaceuticals Ltd. *	2,964	326,040	Saia, Inc. *	2,728	112,312
		1,082,313			542,247
PIPELINES - 1.0%			TRUCK & LEASING - 1.1%
Primoris Services Corp.	8,411	235,340	Greenbrier Companies, Inc. *	5,235	274,523

RETAIL - 13.3%			TOTAL COMMON STOCK
Buffalo Wild Wings, Inc. *	1,625	237,445	(Cost - $21,558,643)		23,771,880
Burlington Stores, Inc. *	8,180	212,598
Citi Trends, Inc. *	7,029	119,423	SHORT-TERM INVESTMENT - 1.4%
Domino's Pizza, Inc.	3,190	237,272	MONEY MARKET FUND - 1.4%
DSW, Inc. - Class A	4,420	147,584	Fidelity Institutional Money Market Funds -
Five Below, Inc. *	9,377	377,987	Government Portfolio, 0.01% +	354,481	354,481
Kate Spade & Co. *	7,595	264,078	TOTAL SHORT-TERM INVESTMENT (Cost - $354,481)
Lithia Motors, Inc. - Class A	5,256	390,416
Papa John's Intl., Inc.	4,581	200,923	TOTAL INVESTMENTS - 100.0%
Popeyes Louisiana Kitchen *	2,849	108,547	(Cost - $21,913,124)		$ 24,126,361
Red Robin Gourmet Burgers, Inc. *	3,316	225,422	OTHER ASSETS LESS LIABILITIES - 0.0%		(10,722)
Restoration Hardware Holdiing *	3,345	208,695	NET ASSETS - 100.0%		$ 24,115,639
Ross Stores, Inc.	3,742	254,755
Sonic Corp. *	11,855	225,720	ADR - American Depositary Receipt.
		3,210,865	* Non-Income producing security.
SEMICONDUCTORS - 2.8%			+ Variable rate security. Interest rate is as of April 30, 2014.
GT Advanced Technologies, Inc. *	13,277	220,531
Inphi Corp. *	14,457	213,819
NXP Semiconductors NV *	4,049	241,402
		675,752

Portfolio Composition * (Unaudited)
Consumer, Non-Cyclical		26.38%	Financial		8.46%
Consumer, Cyclical		21.01%	Energy		7.32%
Technology		14.14%	Short-Term Investment		1.47%
Industrial		12.29%	Total		100.00%
Communications		8.93%

* Based on total value of investments as of April 30, 2014.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2014 (Unaudited)
	Dunham	Dunham			Dunham	Dunham
	Corporate /	Monthly	Dunham	Dunham	International	Loss Averse	Dunham	Dunham
	Government	Distribution	Floating Rate	High-Yield	Opportunity	Equity Income	Alternative	Appreciation &
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund	Fund	Strategy Fund	Income Fund
Assets:
Investments in securities, at cost	$ 53,117,092	$ 266,718,877	$ 68,602,128	$ 137,578,354	$ 38,325,746	$ 8,136,200	$ 19,101,017	$ 21,535,538
Investments in securities, at value	$ 53,789,418	$ 268,830,997	$ 68,488,177	$ 142,283,129	$ 39,613,981	$ 8,204,306	$ 19,461,017	$ 25,613,105
Foreign currency, at value (Cost $799,105 and $231,857, respectively)	-	1,170,403	-	-	232,291	-	-	-
Deposits with brokers	-	13,406,980	-	-	255,477	-	-	-
Unrealized appreciation on swap contracts	-	6,912,948	-	-	-	-	-	-
Cash	-	-	-	-	-	1,774,799	-	-
Cash held as collateral	-	20,120,000	-	-	6,844	-	-	-
Receivable for securities sold	801,743	2,670,049	2,040,590	285,582	1,439,162	-	3,814,650	99,914
Interest and dividends receivable	458,092	561,848	340,802	2,357,046	500,088	19,276	35	50,316
Receivable for fund shares sold	160,158	238,348	334,253	465,211	52,131	181,287	1,357	56,584
Receivable for open forward foreign currency contracts	-	156,886	-	-	-	-	-	-
Receivable for open foreign exchange contracts	-	-	-	-	125,416	-	-	-
Prepaid expenses and other assets	17,768	332,716	54,043	31,917	61,381	11,541	29,691	19,252
Total Assets	55,227,179	314,401,175	71,257,865	145,422,885	42,286,771	10,191,209	23,306,750	25,839,171

Liabilities:
Option contracts written (premiums received $16,319,212)	-	16,956,920	-	-	-	-	-	-
Securities sold short (proceeds $23,507,664)	-	26,207,387	-	-	-	-	-	-
Unrealized depreciation on swaps	-	3,691,018	-	-	-	-	-	-
Unrealized depreciation on futures	-	-	-	-	30,806	-	-	-
Payable for dividends on short sales	-	66,148	-	-	-	-	-	-
Payable for securities purchased	1,452,726	6,279,095	4,531,166	1,173,284	1,454,395	47,847	4,363,663	658,237
Payable for fund shares redeemed	1,477	149,638	1,802	69,563	936	245,704	71,032	2,385
Payable for closed swaps	-	66,710	-	-	-	-	-	-
Payable for open forward foreign currency contracts	-	297,392	-	-	80,421	-	-	-
Distributions payable	129,263	80,065	148,063	414,796	18,424	-	-	-
Payable to adviser	22,055	137,532	32,416	71,000	19,796	5,214	10,042	13,319
Payable to sub-adviser	16,837	219,175	29,144	29,667	12,982	671	17,456	5,346
Payable for distribution fees	4,143	52,238	4,364	24,165	2,089	1,618	1,505	4,169
Payable for administration fees	11,291	12,739	2,847	2,879	963	1,724	1,527	2,060
Payable for fund accounting fees	2,037	4,738	1,571	2,709	2,002	452	1,010	887
Payable for transfer agent fees	1,258	1,250	1,250	1,740	532	2,173	1,310	1,250
Payable for custody fees	800	9,217	194	1,250	13,804	361	2,792	-
Accrued expenses and other liabilities	18,409	14,857	5,108	9,030	6,829	16,899	12,423	11,309
Total Liabilities	1,660,296	54,246,119	4,757,925	1,800,083	1,643,979	322,663	4,482,760	698,962

Net Assets	$ 53,566,883	$ 260,155,056	$ 66,499,940	$ 143,622,802	$ 40,642,792	$ 9,868,546	$ 18,823,990	$ 25,140,209

Net Assets:
Paid in capital	$ 53,306,983	$ 268,441,092	$ 66,643,851	$ 142,552,400	$ 39,833,081	$ 10,263,084	$ 20,391,739	$ 20,585,088
Undistributed net investment income (loss)	42,695	538,318	(25,703)	2,343	3,450	94,851	(73,923)	(32,195)
Accumulated net realized gain (loss) on
investments, options, securities sold short, swap
contracts, and foreign currency transactions	(455,121)	(10,755,457)	(4,248)	(3,629,166)	(522,066)	(557,455)	(1,853,825)	509,749
Net unrealized appreciation (depeciation) on
investments, options, securities sold short, futures, swap
contracts, and foreign currency translations	672,326	1,931,103	(113,960)	4,703,225	1,328,327	68,066	359,999	4,077,567

Net Assets	$ 53,566,883	$ 260,155,056	$ 66,499,940	$ 143,628,802	$ 40,642,792	$ 9,868,546	$ 18,823,990	$ 25,140,209

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 45,586,449	$ 146,724,485	$ 55,004,584	$ 110,502,442	$ 36,188,471	$ 6,825,493	$ 15,519,980	$ 16,811,721
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	3,218,902	3,799,499	5,508,564	11,349,030	3,548,427	713,321	657,778	1,612,942
Net asset value, offering and
redemption price per share	$ 14.16	$ 38.62	$ 9.99	$ 9.74	$ 10.20	$ 9.57	$ 23.59	$ 10.42

Class A Shares:
Net Assets	$ 3,281,621	$ 71,536,306	$ 8,127,690	$ 20,286,736	$ 2,484,294	$ 1,641,739	$ 2,185,969	$ 4,318,170
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	231,969	1,881,420	814,159	2,068,166	243,611	171,083	93,995	414,940
Net asset value and
redemption price per share *	$ 14.15	$ 38.02	$ 9.98	$ 9.81	$ 10.20	$ 9.60	$ 23.26	$ 10.41
Front-end sales charge factor	0.9550	0.9425	0.9425	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 14.82	$ 40.34	$ 10.59	$ 10.27	$ 10.82	$ 10.19	$ 24.68	$ 11.05

Class C Shares:
Net Assets	$ 4,698,813	$ 41,894,265	$ 3,367,666	$ 12,839,624	$ 1,970,027	$ 1,401,314	$ 1,118,041	$ 4,010,318
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	334,099	1,283,066	337,437	1,326,394	193,593	148,163	50,143	390,537
Net asset value, offering and
redemption price per share	$ 14.06	$ 32.65	$ 9.98	$ 9.68	$ 10.18	$ 9.46	$ 22.30	$ 10.27
*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
April 30, 2014 (Unaudited)
			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Alternative	Large Cap	Real Estate	International	Small Cap	Markets	Small Cap
	Value Fund	Income Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$ 32,215,319	$ 4,980,053	$ 52,090,316	$ 39,731,823	$ 62,013,049	$ 25,255,265	$ 36,559,726	$ 21,913,124
Investments in securities, at value	$ 50,584,482	$ 5,372,718	$ 52,577,479	$ 46,245,633	$ 68,886,992	$ 26,747,696	$ 38,543,341	$ 24,126,361
Foreign currency, at value (Cost $386, $196,179 & $376, respectivly)	-	743	-	-	180,364	-	326	-
Receivable for securities sold	-	-	-	44,740	1,403,155	-	324,534	538,892
Interest and dividends receivable	47,187	7,760	7,814	25,295	325,663	16,262	47,178	95
Receivable for fund shares sold	8,103	633	51,227	86,057	955	597	4,545	24,684
Receivable for open forward foreign currency contracts	-	-	-	-	195,579	-	-	-
Prepaid expenses and other assets	18,180	5,027	11,622	31,488	18,930	15,595	23,640	16,390
Total Assets	50,657,952	5,386,881	52,648,142	46,433,213	71,011,638	26,780,150	38,943,564	24,706,422

Liabilities:
Cash overdraft	-	-	-	-	-	-	-	-
Payable for securities purchased	-	-	207,130	118,902	2,212,999	555,468	289,977	496,726
Payable for fund shares redeemed	223	1,181	5,458	56,477	45,006	7,514	22,037	42,684
Payable for open forward foreign currency contracts	-	-	-	-	97,861	-	-	-
Distributions Payable	-	-	-	-	-	-	-	-
Payable to adviser	26,544	2,797	25,965	23,633	36,133	13,787	20,477	12,942
Payable to sub-adviser	17,560	581	12,010	24,375	53,480	14,882	3,031	19,959
Payable for distribution fees	5,916	2,889	6,347	3,160	8,781	3,205	5,496	3,775
Payable for administration fees	1,966	837	2,056	950	5,293	1,063	2,182	1,569
Payable for fund accounting fees	2,590	-	2,586	1,339	1,811	1,124	867	854
Payable for transfer agent fees	711	1,496	1,273	1,273	844	949	1,547	1,343
Payable for custody fees	2,170	805	1,568	817	21,566	1,980	1,862	2,737
Accrued expenses and other liabilities	9,145	23,586	13,842	3,157	8,515	9,269	13,453	8,194
Total Liabilities	66,825	34,172	278,235	234,083	2,492,289	609,241	360,929	590,783

Net Assets	$ 50,591,127	$ 5,352,709	$ 52,369,907	$ 46,199,130	$ 68,519,349	$ 26,170,909	$ 38,582,635	$ 24,115,639

Net Assets:
Paid in capital	$ 33,655,284	$ 4,778,078	$ 52,104,245	$ 39,390,246	$ 63,060,855	$ 23,639,669	$ 41,361,626	$ 19,841,448
Undistributed net investment income (loss)	71,278	45,050	(156,166)	329,790	(261,430)	88,991	8,366	(264,558)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(2,504,598)	136,925	(65,335)	(34,716)	(1,235,922)	949,818	(4,707,232)	2,325,512
Net unrealized appreciation on
investments and foreign currency translations	19,369,163	392,656	487,163	6,513,810	6,955,845	1,492,431	1,919,875	2,213,237

Net Assets	$ 50,591,127	$ 5,352,709	$ 52,369,907	$ 46,199,130	$ 68,519,348	$ 26,170,909	$ 38,582,635	$ 24,115,639

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 40,369,592	$ 1,219,739	$ 30,947,590	$ 39,668,454	$ 52,702,800	$ 20,902,256	$ 32,127,913	$ 13,781,270
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	2,593,545	107,272	2,306,479	2,286,454	3,434,929	1,412,201	2,330,856	802,148
Net asset value, offering and
redemption price per share	$ 15.57	$11.37	$ 13.42	$ 17.35	$ 15.34	$ 14.80	$ 13.78	$ 17.18

Class A Shares:
Net Assets	$ 4,925,387	$ 2,476,812	$ 17,616,318	$ 3,445,930	$ 9,705,380	$ 3,081,009	$ 3,349,103	$ 7,729,089
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	317,017	218,032	1,320,366	197,749	633,626	209,162	247,990	459,602
Net asset value, and
redemption price per share *	$ 15.54	$11.36	$ 13.34	$ 17.43	$ 15.32	$ 14.73	$ 13.50	$ 16.82
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 16.49	$12.05	$ 14.15	$ 18.49	$ 16.25	$ 15.63	$ 14.32	$ 17.85
Class C Shares:
Net Assets	$ 5,296,148	$ 1,656,158	$ 3,805,999	$ 3,084,746	$ 6,111,168	$ 2,187,644	$ 3,105,619	$ 2,605,280
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	350,068	146,286	290,389	182,762	410,647	158,728	240,365	172,271
Net asset value, offering and
redemption price per share	$ 15.13	$11.32	$ 13.10	$ 16.88	$ 14.88	$ 13.78	$ 12.92	$ 15.12
*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2014 (Unaudited)

	Dunham	Dunham			Dunham	Dunham
	Corporate /	Monthly	Dunham	Dunham	International	Loss Averse	Dunham	Dunham
	Government	Distribution	Floating Rate	High-Yield	Opportunity	Equity Income	Alternative	Appreciation &
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund	Fund	Strategy Fund	Income Fund

Investment Income:
Interest income	$ 1,288,777	$ 1,391,516	$ 1,012,996	$ 4,278,335	$ 355,874	$-	$ 684	$ 181,908
Dividend income	34,241	2,412,038	11,923	-	-	291,257	125,365	149,406
Less: Foreign withholding taxes	-	-	(4,670)	(384)	(18,772)	(3,098)	-	(1,064)
Total Investment Income	1,323,018	3,803,554	1,020,249	4,277,951	337,102	288,159	126,049	330,250

Operating Expenses:
Investment advisory fees	151,764	801,354	159,213	435,143	99,271	32,402	80,454	79,138
Sub-advisory fees	91,059	1,102,525	106,142	290,096	74,453	24,925	80,455	73,050
Sub-advisory performance fees	55,635	329,397	(34,732)	(90,686)	(34,979)	(22,626)	(28,593)	(42,919)
Fund accounting fees	13,491	38,398	8,775	24,502	6,519	2,321	4,337	4,291
Distribution fees- Class C Shares	20,120	190,979	8,987	48,787	5,586	8,365	5,754	19,143
Distribution fees- Class A Shares	4,646	84,685	6,171	24,500	2,477	2,078	10,441	5,519
Administration fees	56,544	62,479	41,498	57,746	13,126	5,005	7,583	14,054
Registration fees	29,847	27,389	18,814	21,889	13,928	29,158	17,266	22,397
Transfer agent fees	10,689	25,106	8,267	11,636	6,830	7,250	7,592	5,273
Custodian fees	8,033	70,949	5,754	5,955	28,107	2,774	4,507	2,170
Professional fees	9,901	22,091	12,969	14,054	12,262	11,162	3,660	10,467
Chief Compliance Officer fees	9,044	20,345	4,317	9,575	2,363	199	1,056	1,754
Printing and postage expense	9,759	39,193	8,399	15,848	6,178	8,852	2,489	4,678
Trustees' fees	3,978	8,844	1,003	3,765	2,655	447	-	648
Insurance expense	2,251	12,237	918	1,904	512	150	-	506
Non 12b-1 shareholder servicing fees	979	39,274	21	5,312	76	3,300	-	1,371
Dividend expenses on short sales	-	252,925	-	-	-	-	-	-
Security borrowing fees	-	19,587	-	-	-	-	-	-
Miscellaneous expenses	3,280	7,437	2,439	3,224	4,094	1,488	2,971	2,874
Total Operating Expenses	481,020	3,155,194	358,955	883,250	243,458	117,250	199,972	204,414
Less: Advisory/Sub-advisory fees waived	-	(177,885)		-	-	-	-	-
Net Operating Expenses	481,020	2,977,309	358,955	883,250	243,458	117,250	199,972	204,414

Net Investment Income (Loss)	841,998	826,245	661,294	3,394,701	93,644	170,909	(73,923)	125,836

Realized and Unrealized
Gain (Loss) on Investments, Options Purchased,
Securities Sold Short, Written Options, Foreign
Currency Transactions and Swap Contracts:
Net realized gain (loss) from:
Investments	(453,708)	16,384,079	-	1,540,303	84,140	60,300	(139,783)	591,155
Futures	-	-	-	-	(47,563)	-	-	-
Options purchased	-	(4,587,048)	-	-	-	-	-	-
Securities sold short	-	(4,363,744)	-	-	-	-	-	-
Written options	-	1,073,530	-	-	-	-	-	-
Swap Contracts		4,864,025	-	-	-	-	-	-
Foreign currency transactions	-	(691,039)	(4,248)	-	(152,399)	(125)	-	-
Foreign exchange contracts	-	-	-	-	(406,244)	(283)	-	-
Swap contracts	-	-	-	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	755,906	(6,692,423)	-	367,278	1,296,179	(237,596)	196,305	402,107
Options purchased	-	(586,648)	-	-	-	-	-	-
Securities sold short	-	1,585,311	-	-	-	-	-	-
Written options	-	2,058,499	-	-	-	-	-	-
Foreign currency translations	-	-	(113,960)	-	17,959	-	-	-
Foreign currency exchange contracts	-	394,919	-	-	44,995	-	-	-
Futures	-	-	-	-	(30,806)	-	-	-
Swap contracts	-	(1,932,869)	-	-	-	-	-	-
Net Realized and Unrealized Gain (Loss)	302,198	7,506,592	(118,208)	1,907,581	806,261	(177,704)	56,522	993,262

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ 1,144,196	$ 8,332,837	$ 543,086	$ 5,302,282	$ 899,905	$ (6,795)	$ (17,401)	$ 1,119,098

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued
For the Six Months Ended April 30, 2014 (Unaudited)

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Alternative	Large Cap	Real Estate	International	Small Cap	Markets	Small Cap
	Value Fund	Income Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund

Investment Income:
Interest income	$ 242	$ 20	$ 38	$ 30	$ 2,833	$ 46	$ 32	$ 30
Dividend income	509,010	115,638	39,598	829,111	745,046	278,290	302,148	28,092
Less: Foreign withholding taxes	-	(1,651)	(514)	-	(84,267)	-	(50,501)	(1,109)
Total Investment Income	509,252	114,007	39,122	829,141	663,612	278,336	251,679	27,013

Operating Expenses:
Investment advisory fees	156,859	16,719	64,618	133,641	204,007	76,901	105,166	82,280
Sub-advisory fees	103,768	10,289	34,064	82,241	204,007	53,239	80,896	63,293
Sub-advisory performance fees	(47,125)	(6,184)	10,010	27,951	100,810	(28,569)	(64,812)	52,729
Fund accounting fees	10,977	930	4,614	7,194	12,215	5,164	6,009	4,440
Distribution fees- Class C Shares	25,634	7,631	5,652	14,083	28,892	10,947	13,957	13,851
Distribution fees- Class A Shares	6,170	2,941	16,417	3,573	8,818	2,747	3,497	8,184
Administration fees	16,283	2,478	5,789	11,436	36,001	8,765	14,519	8,131
Registration fees	26,632	1,610	16,497	22,340	26,660	27,363	21,916	21,360
Transfer agent fees	8,453	7,007	7,417	8,557	9,480	6,736	7,743	7,927
Custodian fees	4,289	2,039	6,511	5,125	42,776	4,463	15,702	9,439
Professional fees	8,147	8,212	9,883	10,672	7,812	10,234	11,632	8,846
Chief Compliance Officer fees	2,148	1,778	2,790	2,233	2,560	1,056	1,281	1,736
Printing and postage expense	3,472	4,943	5,757	5,346	5,463	5,440	6,682	4,437
Trustees' fees	1,323	120	476	603	1,651	518	396	708
Insurance expense	574	43	1,032	529	723	368	275	447
Non 12b-1 shareholder servicing fees	412	1,720	1,095	702	836	393	1,604	853
Miscellaneous expenses	1,986	1,488	2,666	2,492	4,725	1,256	4,495	2,910
Net Operating Expenses	330,002	63,764	195,288	338,718	697,436	187,021	230,958	291,571

Net Investment Income (Loss)	179,250	50,243	(156,166)	490,423	(33,824)	91,315	20,721	(264,558)

Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency:
Net realized gain (loss) from:
Investments	1,995,494	126,541	26,786	745,714	4,718,011	966,814	(536,205)	2,410,283
Foreign currency transactions	-	-	-	-	56,487	-	11,865	-
Foreign currency exchange contracts	-	(239)	-	-	(449,691)	-	(33,458)	-
Net change in unrealized appreciation (depreciation) on:
Investments	1,681,446	54,689	(3,033,827)	2,693,087	(2,781,936)	221,133	(1,180,312)	(2,013,599)
Foreign currency translations	-	(9)	-	-	(3,863)	-	(58,875)	-
Foreign currency exchange contracts	-	-	-	-	190,816	-	-	-
Net Realized and Unrealized Gain (Loss)	3,676,940	180,982	(3,007,041)	3,438,801	1,729,824	1,187,947	(1,796,985)	396,684

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ 3,856,190	$ 231,225	$ (3,163,207)	$ 3,929,224	$ 1,696,000	$ 1,279,262	$ (1,776,264)	$ 132,126

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham	Dunham		Dunham	Dunham
	Corporate/Government		Monthly Distribution		Floating Rate	High-Yield		International Opportunity	Loss Averse
	Bond Fund		Fund		Bond Fund (1)	Bond Fund		Bond Fund (1)	Equity Income Fund
	Six Months		Six Months			Six Months			Six Months
	Ended	Year Ended	Ended	Year Ended	Period Ended	Ended	Year Ended	Period Ended	Ended	Year Ended
	April 30, 2014	Oct. 31, 2013	April 30, 2014	Oct. 31, 2013	April 30, 2014	April 30, 2014	Oct. 31, 2013	April 30, 2014	April 30, 2014	Oct. 31, 2013
	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Operations:
Net investment income	$ 841,998	$ 2,949,470	$ 826,245	$ 1,607,176	$ 661,294	$ 3,394,701	$ 7,415,281	$ 93,644	$ 170,909	$ 384,868
Net realized gain (loss) from investments,
foreign currency, securities sold short,
swap contracts and options	(453,708)	586,830	12,679,803	6,968,870	(4,248)	1,540,303	2,725,987	(522,066)	59,892	(98,137)
Net change in unrealized appreciation
(depreciation) on investments,
foreign currency, securities sold short,
swap contracts and options	755,906	(3,958,352)	(5,173,211)	5,688,774	(113,960)	367,278	(1,522,576)	1,328,327	(237,596)	(222,224)
Net Increase (Decrease) in Net Assets
Resulting From Operations	1,144,196	(422,052)	8,332,837	14,264,820	543,086	5,302,282	8,618,692	899,905	(6,795)	64,507

Distributions to Shareholders From:
Net Realized Gains:
Class N	(191,951)	(1,949,452)	(4,339,417)	(3,010,786)	-	-	-	-	-	-
Class A	(14,055)	(78,307)	(2,127,639)	(1,291,469)	-	-	-	-	-	-
Class C	(18,187)	(166,157)	(1,394,455)	(892,668)	-	-	-	-	-	-
Net Investment Income:
Class N	(704,293)	(2,942,650)	-	(1,512,856)	(590,486)	(2,683,142)	(6,048,192)	(86,534)	(64,797)	(274,244)
Class A	(46,089)	(147,110)	-	(636,667)	(73,206)	(444,427)	(779,147)	(3,330)	(14,765)	(55,618)
Class C	(52,411)	(186,083)	-	(411,816)	(23,305)	(264,789)	(611,493)	(330)	(12,646)	(49,506)
Distributions From Paid In Capital:
Class N	-	-	-	-	-	-	-	-	(16,650)	(19,908)
Class A	-	-	-	-	-	-	-	-	(4,019)	(4,996)
Class C	-	-	-	-	-	-	-	-	(1,883)	(5,752)
Total Distributions to Shareholders	(1,026,986)	(5,469,759)	(7,861,511)	(7,756,262)	(686,997)	(3,392,358)	(7,438,832)	(90,194)	(114,760)	(410,024)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	5,256,552	34,332,414	19,325,545	70,034,176	57,821,694	2,633,005	50,023,443	37,331,307	1,340,298	2,285,326
Class A	659,662	4,661,645	16,212,536	42,735,588	8,541,459	8,291,338	9,425,400	2,605,343	99,441	552,179
Class C	379,638	1,770,360	9,754,458	16,053,234	3,527,420	1,064,216	4,530,052	2,044,605	113,683	543,843
Reinvestment of distributions
Class N	895,553	4,890,445	4,268,139	4,496,140	464,515	2,060,144	5,310,041	86,534	21,807	72,560
Class A	55,878	205,372	1,522,455	1,430,831	54,432	322,324	660,179	3,179	17,862	53,325
Class C	69,640	350,038	1,148,949	1,093,669	18,285	189,694	499,875	330	13,787	53,195
Cost of shares redeemed
Class N	(41,867,545)	(56,695,430)	(38,791,116)	(44,944,536)	(3,180,496)	(35,814,151)	(36,642,091)	(1,944,648)	(1,642,445)	(3,940,923)
Class A	(4,325,652)	(1,345,147)	(14,799,153)	(28,843,710)	(433,723)	(2,817,367)	(4,048,127)	(173,882)	(237,108)	(1,003,008)
Class C	(3,496,134)	(2,972,864)	(6,309,123)	(10,250,694)	(169,735)	(2,326,508)	(5,810,950)	(119,687)	(756,876)	(268,612)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(42,372,408)	(14,803,167)	(7,667,310)	51,804,698	66,643,851	(26,397,305)	23,947,822	39,833,081	(1,029,551)	(1,652,115)

Total Increase (Decrease) in Net Assets	(42,255,198)	(20,694,978)	(7,195,984)	58,313,256	66,499,940	(24,487,381)	25,127,682	40,642,792	(1,151,106)	(1,997,632)

Net Assets:
Beginning of period	95,822,081	116,517,059	267,351,040	209,037,784	-	168,116,183	142,988,501	-	11,019,652	13,017,284
End of Period*	$ 53,566,883	$ 95,822,081	$260,155,056	$267,351,040	$ 66,499,940	$143,628,802	$168,116,183	$ 40,642,792	$ 9,868,546	$ 11,019,652
* Includes undistributed net investment
income (loss) at end of period	$ 42,695	$ 3,490	$ 538,318	$ (10,727)	$ (25,703)	$ 2,343	$ -	$ 3,450	$ 94,851	$ 16,150

(1) Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund commenced operations on November 1, 2013.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham					Dunham		Dunham		Dunham		Dunham
	Alternative					Appreciation &		Large Cap		Alternative		Focused Large Cap
	Strategy Fund					Income Fund		Value Fund		Income Fund		Growth Fund
	Six Months					Six Months		Six Months		Six Months		Six Months	Period
	Ended	Period Ended		Year Ended		Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Ended
	April 30, 2014	Oct. 31, 2013 (1)		July 31, 2012 (2)		April 30, 2014	Oct. 31, 2013	April 30, 2014	Oct. 31, 2013	April 30, 2014	Oct. 31, 2013 (3)	April 30, 2014	Oct. 31, 2013 (4)
	(Unaudited)					(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ (73,923)	$ (88,860)		$ (70,168)		$ 125,836	$ 398,830	$ 179,250	$ 503,330	$ 50,243	$ 42,091	$ (156,166)	$ (110,900)
Net realized gain (loss) from investments
and foreign currency transactions	(139,783)	324,657		(106,534)		591,155	1,977,156	1,995,494	3,378,947	126,302	150,508	26,786	232,107
Capital gain distributions received from
other investment companies	-	-		-		-	-	-	-	-	1,445	-	-
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency translations	196,305	(329,679)		447,230		402,107	1,547,403	1,681,446	6,249,854	54,680	370,481	(3,033,827)	3,363,680
Net Increase (Decrease) in Net Assets
Resulting From Operations	(17,401)	(93,882)		270,528		1,119,098	3,923,389	3,856,190	10,132,131	231,225	564,525	(3,163,207)	3,484,887

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	-		-		-	-	-	-	(21,614)	-	(11,650)	-
Class A	-	-		-		-	-	-	-	(38,405)	-	(159,298)	-
Class C	-	-		-		-	-	-	-	(27,642)	-	(8,445)	-
Net Investment Income:
Class N	-	-		-		-	-	(429,742)	(409,455)	(15,210)	(8,858)	-	-
Class A	-	-		-		-	-	(48,768)	(27,738)	(26,538)	(17,978)	-	-
Class C	-	-		-		-	-	(9,655)	(2,534)	(12,713)	(4,390)	-	-
Distribution From Paid in Capital:
Class N	-	-		-		(229,781)	(640,297)	-	-	(8,803)	-	-	-
Class A	-	-		-		(21,342)	(115,199)	-	-	(15,909)	-	-	-
Class C	-	-		-		(18,912)	(71,099)	-	-	(7,750)	-	-	-
Total Distributions to Shareholders	-	-		-		(270,035)	(826,595)	(488,165)	(439,727)	(174,584)	(31,226)	(179,393)	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	1,381,562	1,709,216	(5)	8,488,969	(5)	1,758,897	2,960,865	3,125,152	5,711,019	471,236	667,345	32,416,538	566,701
Class A	770,612	5,532,202	(6)	10,145,112	(6)	531,808	1,560,090	1,110,884	2,398,219	53,351	1,051,834	9,477,026	8,025,329
Class C	175,099	282,379	(5)	917,332	(5)	361,923	842,312	389,834	658,649	152,661	807,676	3,657,168	440,327
Reinvestment of distributions
Class N	-	-		-		229,479	638,724	429,512	409,183	45,627	8,858	11,605	-
Class A	-	-		-		29,715	72,094	47,655	26,718	56,773	12,531	157,494	-
Class C	-	-		-		18,702	70,656	9,650	2,533	38,543	3,410	8,445	-
Cost of shares redeemed
Class N	(1,643,120)	(1,406,512)	(5)	(3,824,878)	(5)	(1,557,531)	(13,643,285)	(3,545,166)	(13,853,801)	(406,797)	(29,579)	(367,434)	(365,484)
Class A	(14,154,961)	(623,797)	(6)	(876,506)	(6)	(763,908)	(2,318,857)	(1,538,224)	(1,232,278)	(64,850)	(32,306)	(2,229,077)	(10,206,408)
Class C	(194,508)	(97,249)	(5)	(155,372)	(5)	(275,957)	(1,471,371)	(503,958)	(2,164,053)	(20,703)	(24,500)	(142,405)	(161,914)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(13,665,316)	5,396,239		14,694,657		333,128	(11,288,772)	(474,661)	(8,043,811)	325,841	2,465,269	42,989,360	(1,701,449)

Total Increase (Decrease) in Net Assets	(13,682,717)	5,302,357		14,965,185		1,182,191	(8,191,978)	2,893,364	1,648,593	382,482	2,998,568	39,646,760	1,783,438

Net Assets:
Beginning of Period	32,506,707	27,204,350		12,239,165		23,988,018	32,179,996	47,697,763	46,049,170	4,970,227	1,971,659	12,723,102	10,939,664
End of Period*	$ 18,823,990	$ 32,506,707		$27,204,350		$ 25,170,209	$ 23,988,018	$ 50,591,127	$47,697,763	$ 5,352,709	$ 4,970,227	$ 52,369,862	$ 12,723,102
* Includes undistributed net investment
income (loss) at end of period	$ (73,923)	$-		$ (147,891)		$ (32,195)	$ 142,004	$ 71,278	$ 380,193	$ 45,050	$ 49,268	$ (156,166)	$-

(1)	Dunham Alternative Strategy Fund changed its fiscal year end to October 31 effective Agust 1, 2013
(2)	Includes the operations of the Sherwood Forest Alternative Fund. See Note 1.
(3)	The Dunham Alternative Income Fund commenced operations on September 14, 2012.
(4)	Dunham Focused Large Cap Growth Fund commenced operations December 8, 2011.
(5)	Class N and Class C includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C), respectively.
(6)	Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class A and P).

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Real Estate		International		Small Cap		Emerging Markets		Small Cap
	Stock Fund		Stock Fund		Value Fund		Stock Fund		Growth Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2014	Oct. 31, 2013	April 30, 2014	Oct. 31, 2013	April 30, 2014	Oct. 31, 2013	April 30, 2014	Oct. 31, 2013	April 30, 2014	Oct. 31, 2013
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 490,423	$ 392,972	$ (33,824)	$ 233,163	$ 91,315	$ 89,782	$ 20,721	$ (60,745)	$ (264,558)	$ (284,015)
Net realized gain (loss) from investments and
foreign currency transactions	745,714	330,082	4,324,807	7,332,424	966,814	5,976,784	(557,798)	2,457,339	2,410,283	5,035,035
Net change in unrealized appreciation
(depreciation) on investments and foreign currency
translations	2,693,087	841,485	(2,594,983)	6,163,149	221,133	(1,128,203)	(1,239,187)	(1,571,872)	(2,013,599)	3,109,532

Net Increase (Decrease) in Net Assets
Resulting From Operations	3,929,224	1,564,539	1,696,000	13,728,736	1,279,262	4,938,363	(1,776,264)	824,722	132,126	7,860,552

Distributions to Shareholders From:
Net Realized Gains:
Class N	(803,480)	(678,970)	-	-	(843,473)	-	-	-	(2,932,006)	(169,483)
Class A	(63,694)	(29,048)	-	-	(84,887)	-	-	-	(1,095,636)	(909,245)
Class C	(67,922)	(77,708)	-	-	(105,306)	-	-	-	(536,416)	(178,467)
Net Investment Income:
Class N	(412,071)	(288,603)	(860,471)	(499,497)	(20,015)	(44,834)	-	-	-	-
Class A	(20,595)	(8,316)	(78,868)	(18,444)	-	-	-	-	-	-
Class C	(9,227)	(11,055)	(47,089)	(5,126)	-	-	-	-	-	-
Total Distributions to Shareholders	(1,376,989)	(1,093,700)	(986,428)	(523,067)	(1,053,681)	(44,834)	-	-	(4,564,058)	(1,257,195)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	6,444,787	16,837,166	4,985,844	7,506,196	5,280,293	2,729,695	9,910,654	11,602,305	2,140,741	3,852,620
Class A	1,119,511	12,407,637	5,308,307	3,120,258	1,374,956	1,157,429	1,425,658	7,285,145	2,984,703	3,198,958
Class C	461,813	1,312,069	647,910	738,100	259,473	301,385	692,080	933,154	392,424	518,306
Reinvestment of distributions
Class N	1,187,201	968,202	860,058	499,351	863,222	44,831	-	-	2,930,877	908,916
Class A	83,235	36,666	75,419	17,835	83,534	-	-	-	738,749	93,769
Class C	77,148	88,832	46,594	5,109	105,306	-	-	-	536,416	169,522
Cost of shares redeemed
Class N	(3,692,537)	(6,020,786)	(3,442,611)	(14,268,216)	(2,079,137)	(5,976,097)	(1,099,307)	(4,299,719)	(4,788,873)	(7,832,827)
Class A	(487,115)	(9,643,082)	(569,334)	(706,518)	(153,968)	(254,272)	(374,618)	(15,441,706)	(630,453)	(1,133,529)
Class C	(314,493)	(1,193,047)	(286,289)	(2,342,153)	(240,784)	(874,113)	(140,996)	(837,394)	(478,483)	(1,395,926)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	4,879,550	14,793,657	7,625,898	(5,430,038)	5,492,895	(2,871,142)	10,413,471	(758,215)	3,826,101	(1,620,191)

Total Increase (Decrease) in Net Assets	7,431,785	15,264,496	8,335,470	7,775,631	5,718,476	2,022,387	8,637,207	66,507	(605,831)	4,983,166

Net Assets:
Beginning of Period	38,767,345	23,502,849	60,183,878	52,408,247	20,452,433	18,430,046	29,945,428	29,878,921	24,721,470	19,738,304
End of Period*	$ 46,199,130	$38,767,345	$ 68,519,348	$ 60,183,878	$ 26,170,909	$ 20,452,433	$ 38,582,635	$ 29,945,428	$ 24,115,639	$ 24,721,470
* Includes undistributed net investment
income (loss) at end of period	$ 329,790	$ 281,260	$ (261,430)	$ 751,602	$ 88,991	$ (16,067)	$ 8,366	$ (12,355)	$ (264,558)	$ (212,059)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six
	Months Ended	Year Ended
	April 30,	October 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$ 14.07	$ 14.74	$ 14.32	$ 14.99	$ 14.32	$ 12.73
Income from investment operations:
Net investment income*	0.20	0.37	0.36	0.52	0.54	0.52
Net realized and unrealized gain (loss)	0.13	(0.36)	0.77	(0.20)	0.76	1.60
Total income from investment operations	0.33	0.01	1.13	0.32	1.30	2.12
Less distributions:
Distributions from net investment income	(0.19)	(0.41)	(0.42)	(0.56)	(0.56)	(0.53)
Distributions from net realized gains	(0.05)	(0.27)	(0.29)	(0.43)	(0.07)	0.00
Total distributions	(0.24)	(0.68)	(0.71)	(0.99)	(0.63)	(0.53)
Net asset value, end of period	$ 14.16	$ 14.07	$ 14.74	$ 14.32	$ 14.99	$ 14.32

Total return +#	2.30%	0.09%	8.10%	2.33%	9.32%	16.92%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 45,586	$ 81,201	$ 103,912	$ 58,810	$ 78,181	$ 65,445
Ratios of expenses to average net assets:
Before fee waivers ^	1.50%	1.21%	1.14%	1.30%	1.37%	1.21%
After fee waivers ^	1.50%	1.21%	1.14%	1.30%	1.37%	1.18%
Ratios of net investment income to
average net assets:
Before fee waivers ^	2.85%	2.56%	2.50%	3.62%	3.66%	3.77%
After fee waivers ^	2.85%	2.56%	2.50%	3.62%	3.66%	3.80%
Portfolio turnover rate	32% (1)	32%	211%	178%	174%	266%

	Class A							Class C
	Six						Six
	Months Ended	Year Ended					Months Ended	Year Ended
	April 30,	October 31,					April 30,	October 31,
	2014	2013	2012	2011	2010	2009	2014	2013	2012	2011	2010	2009
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 14.06	$ 14.73	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 13.98	$ 14.64	$ 14.23	$ 14.90	$ 14.24	$ 12.66
Income (loss) from investment operations:
Net investment income*	0.18	0.34	0.29	0.49	0.50	0.48	0.15	0.26	0.27	0.41	0.42	0.41
Net realized and unrealized gain (loss)	0.14	(0.36)	0.79	(0.20)	0.76	1.61	0.12	(0.35)	0.74	(0.20)	0.76	1.59
Total income (loss) from investment operations	0.32	(0.02)	1.08	0.29	1.26	2.09	0.27	(0.09)	1.01	0.21	1.18	2.00
Less distributions:
Distributions from net investment income	(0.18)	(0.38)	(0.37)	(0.53)	(0.57)	(0.50)	(0.14)	(0.30)	(0.31)	(0.45)	(0.45)	(0.42)
Distributions from net realized gains	(0.05)	(0.27)	(0.29)	(0.43)	(0.07)	0.00	(0.05)	(0.27)	(0.29)	(0.43)	(0.07)	0.00
Total distributions	(0.23)	(0.65)	(0.66)	(0.96)	(0.64)	(0.50)	(0.19)	(0.57)	(0.60)	(0.88)	(0.52)	(0.42)
Net asset value, end of period	$ 14.15	$ 14.06	$ 14.73	$ 14.31	$ 14.98	$ 14.36	$ 14.06	$ 13.98	$ 14.64	$ 14.23	$ 14.90	$ 14.24

Total return +	2.25%	(0.15)%	7.78%	2.15%	8.98%	16.61%	1.93%	(0.59)%	7.30%	1.57%	8.48%	16.05%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,282	$ 6,888	$ 3,598	$ 610	$ 518	$ 212	$ 4,699	$ 7,733	$ 9,007	$ 9,250	$ 12,466	$ 13,119
Ratios of expenses to average net assets:
Before fee waivers ^	1.75%	1.46%	1.39%	1.55%	1.62%	1.46%	2.25%	1.96%	1.89%	2.05%	2.12%	1.96%
After fee waivers ^	1.75%	1.46%	1.39%	1.55%	1.62%	1.43%	2.25%	1.96%	1.89%	2.05%	2.12%	1.93%
Ratios of net investment income to
average net assets:
Before fee waivers ^	2.60%	2.37%	2.25%	3.37%	3.41%	3.52%	2.12%	1.80%	1.75%	2.87%	2.91%	3.02%
After fee waivers ^	2.60%	2.37%	2.25%	3.37%	3.41%	3.55%	2.12%	1.80%	1.75%	2.87%	2.91%	3.05%
Portfolio turnover rate	32% (1)	32%	211%	178%	174%	266%	32% (1)	32%	211%	178%	174%	266%

* The net investment income per share data was determined using the average shares outstanding throughout each period.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^ Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N						Class A
	Six						Six
	Months Ended	Year Ended					Months Ended	Year Ended
	April 30,	October 31,					April 30,	October 31,
	2014	2013	2012	2011	2010	2009	2014	2013	2012	2011	2010	2009
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 38.47	$ 37.22	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 37.95	$ 36.82	$ 35.58	$ 36.32	$ 33.99	$ 34.78
Income from investment operations:
Net investment income (loss)*	0.17	0.36	0.14	0.01	0.22	(0.03)	0.12	0.24	0.03	(0.09)	0.14	(0.11)
Net realized and unrealized gain **	1.18	2.13	2.41	0.53	3.35	1.39	1.15	2.13	2.40	0.54	3.33	1.37
Total income from investment operations	1.35	2.49	2.55	0.54	3.57	1.36	1.27	2.37	2.43	0.45	3.47	1.26
Less distributions:
Distributions from net investment income	0.00	(0.41)	(0.22)	0.00	0.00	0.00	0.00	(0.41)	(0.21)	0.00	0.00	0.00
Distributions from net realized gains	(1.20)	(0.83)	(0.32)	(1.19)	(1.14)	(1.15)	(1.20)	(0.83)	(0.32)	(1.19)	(1.14)	(1.15)
Tax return of capital	0.00	0.00	(0.66)	0.00	0.00	(0.90)	0.00	0.00	(0.66)	0.00	0.00	(0.90)
Total distributions	(1.20)	(1.24)	(1.20)	(1.19)	(1.14)	(2.05)	(1.20)	(1.24)	(1.19)	(1.19)	(1.14)	(2.05)
Net asset value, end of period	$ 38.62	$ 38.47	$ 37.22	$ 35.87	$ 36.52	$ 34.09	$ 38.02	$ 37.95	$ 36.82	$ 35.58	$ 36.32	$ 33.99

Total return +	3.56%	6.75%	7.19%	1.47%	10.64%	4.29%	3.42%	6.50%	6.92%	1.22%	10.38%	3.99%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 146,724	$ 161,347	$ 127,346	$ 65,621	$ 38,328	$ 16,612	$ 71,536	$ 68,427	$ 51,485	$ 32,381	$ 23,453	$ 24,080
Ratios of expenses to average net assets:
After waivers	2.19%	2.23%	2.75%	2.57%	2.45%	2.35%	2.44%	2.48%	3.00%	2.82%	2.70%	2.60%
Dividends/borrowings on short sales	0.24%	0.24%	0.52%	0.30%	0.26%	0.10%	0.24%	0.24%	0.52%	0.30%	0.26%	0.10%
Excluding dividends/borrowings on short sales:
Before fee waivers	2.19%	2.10%	2.23%	2.27%	2.19%	2.28%	2.44%	2.34%	2.48%	2.52%	2.44%	2.53%
After fee waivers	2.34%	1.99%	2.23%	2.27%	2.19%	2.25%	2.59%	2.24%	2.48%	2.52%	2.44%	2.53%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.90%	0.84%	0.39%	0.03%	0.62%	(0.11)%	0.64%	0.52%	0.14%	(0.22)%	0.37%	(0.36)%
After fee waivers	0.75%	0.95%	0.39%	0.03%	0.62%	(0.08)%	0.50%	0.63%	0.14%	(0.22)%	0.37%	(0.33)%
Portfolio turnover rate	114% (1)	227%	205%	277%	370%	480%	114% (1)	227%	205%	277%	370%	480%

	Class C
	Six
	Months Ended	Year Ended
	April 30,	October 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$ 32.87	$ 32.29	$ 31.55	$ 32.59	$ 30.83	$ 32.00
Income from investment operations:
Net investment loss*	(0.02)	(0.07)	(0.18)	(0.32)	(0.12)	(0.33)
Net realized and unrealized gain **	1.00	1.89	2.09	0.47	3.02	1.21
Total income from investment operations	0.98	1.82	1.91	0.15	2.90	0.88
Less distributions:
Distributions from net investment income	0.00	(0.41)	(0.19)	0.00	0.00	0.00
Distributions from net realized gains	(1.20)	(0.83)	(0.32)	(1.19)	(1.14)	(1.15)
Tax return of capital	0.00	0.00	(0.66)	0.00	0.00	(0.90)
Total distributions	(1.20)	(1.24)	(1.17)	(1.19)	(1.14)	(2.05)
Net asset value, end of period	$ 32.65	$ 32.87	$ 32.29	$ 31.55	$ 32.59	$ 30.83

Total return +	3.07%	5.71%	6.13%	0.43%	9.59%	3.12%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 41,894	$ 37,577	$ 30,206	$ 27,701	$ 21,181	$ 19,553
Ratios of expenses to average net assets:
After waivers	3.19%	3.23%	3.75%	3.57%	3.45%	3.35%
Dividends/borrowings on short sales	0.24%	0.24%	0.52%	0.30%	0.26%	0.10%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	3.19%	3.10%	3.23%	3.27%	3.19%	3.28%
After fee waivers ^	3.34%	2.99%	3.23%	3.27%	3.19%	3.25%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	(0.11)%	(0.32)%	(0.61)%	(0.97)%	(0.38)%	(1.11)%
After fee waivers ^	(0.26)%	(0.21)%	(0.61)%	(0.97)%	(0.38)%	(1.08)%
Portfolio turnover rate	114% (1)	227%	205%	277%	370%	480%
*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
**

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended October 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.
^ Annualized for periods of less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding for the period.

	Class N	Class A	Class C
	Six	Six	Six
	Months Ended	Months Ended	Months Ended
	April 30,	April 30,	April 30,
	2014*	2014*	2014*
	(Unaudited)	(Unaudited)	(Unaudited)

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from investment operations:
Net investment income**	0.12	0.13	0.09
Net realized and unrealized loss	(0.01)	(0.04)	(0.03)
Total income from investment operations	0.11	0.09	0.06
Less distributions:
Distributions from net investment income	(0.12)	(0.11)	(0.08)
Total distributions	(0.12)	(0.11)	(0.08)
Net asset value, end of period	$ 9.99	$ 9.98	$ 9.98

Total return +	1.07%	0.86%	0.57%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 55,005	$ 8,128	$ 3,368
Ratios of expenses to average net assets:
Before fee waivers ^	1.28%	1.53%	2.03%
After fee waivers ^	1.28%	1.53%	2.03%
Ratios of net investment income to
average net assets:
Before fee waivers ^	2.52%	2.77%	1.52%
After fee waivers ^	2.52%	2.77%	1.52%
Portfolio turnover rate	27%(1)	27%(1)	27%(1)

* The Fund commenced operations on November 1, 2013.
* The net investment income (loss) per share data was determined using the average shares outstanding for the period.

+ Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. total  return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.
^ Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six
	Months Ended	Year Ended
	April 30,	October 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$ 9.61	$ 9.52	$ 9.08	$ 9.36	$ 8.65	$ 7.30
Income from investment operations:
Net investment income*	0.23	0.47	0.53	0.65	0.72	0.62
Net realized and unrealized gain (loss)	0.13	0.09	0.44	(0.28)	0.70	1.34
Total income from investment operations	0.36	0.56	0.97	0.37	1.42	1.96
Less distributions:
Distributions from net investment income	(0.23)	(0.47)	(0.53)	(0.65)	(0.71)	(0.61)
Total distributions	(0.23)	(0.47)	(0.53)	(0.65)	(0.71)	(0.61)
Net asset value, end of period	$ 9.74	$ 9.61	$ 9.52	$ 9.08	$ 9.36	$ 8.65

Total return +	3.80%	6.05%	10.96%	4.03%	17.11%	28.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 110,502	$ 134,487	$ 114,810	$ 45,586	$ 58,597	$ 51,747
Ratios of expenses to average net assets:
Before fee waivers	1.12%	1.11%	1.23%	1.38%	1.23%	1.58%
After fee waivers	1.12%	1.11%	1.23%	1.38%	1.23%	1.55%
Ratios of net investment income to
average net assets:
Before fee waivers	4.78%	4.89%	5.70%	6.92%	7.99%	8.00%
After fee waivers	4.78%	4.89%	5.70%	6.92%	7.99%	8.03%
Portfolio turnover rate	42% (1)	94%	58%	49%	60%	103%

	Class A						Class C
	Six						Six
	Months Ended	Year Ended					Months Ended	Year Ended
	April 30,	October 31,					April 30,	October 31,
	2014	2013	2012	2011	2010	2009	2014	2013	2012	2011	2010	2009
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 9.68	$ 9.59	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.55	$ 9.47	$ 9.04	$ 9.31	$ 8.61	$ 7.27
Income from investment operations:
Net investment income*	0.22	0.45	0.51	0.63	0.70	0.63	0.19	0.40	0.47	0.58	0.65	0.55
Net realized and unrealized gain (loss)	0.13	0.09	0.44	(0.27)	0.71	1.33	0.14	0.08	0.43	(0.28)	0.69	1.35
Total income from investment operations	0.35	0.54	0.95	0.36	1.41	1.96	0.33	0.48	0.90	0.30	1.34	1.90
Less distributions:
Distributions from net investment income	(0.22)	(0.45)	(0.51)	(0.63)	(0.70)	(0.59)	(0.20)	(0.40)	(0.47)	(0.57)	(0.64)	(0.56)
Total distributions	(0.22)	(0.45)	(0.51)	(0.63)	(0.70)	(0.59)	(0.20)	(0.40)	(0.47)	(0.57)	(0.64)	(0.56)
Net asset value, end of period	$ 9.81	$ 9.68	$ 9.59	$ 9.15	$ 9.42	$ 8.71	$ 9.68	$ 9.55	$ 9.47	$ 9.04	$ 9.31	$ 8.61

Total return +	3.65%	5.74%	10.70%	3.84%	16.85%	27.91%	3.44%	5.17%	10.19%	3.28%	16.16%	27.37%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 20,287	$ 19,888	$ 13,722	$ 6,457	$ 5,366	$ 4,909	$ 12,840	$ 13,741	$ 14,457	$ 10,404	$ 9,214	$ 7,678
Ratios of expenses to average net assets:
Before fee waivers ^	1.37%	1.36%	1.48%	1.63%	1.48%	1.83%	1.87%	1.86%	1.98%	2.13%	1.98%	2.33%
After fee waivers ^	1.37%	1.36%	1.48%	1.63%	1.48%	1.80%	1.87%	1.86%	1.98%	2.13%	1.98%	2.30%
Ratios of net investment income to
average net assets:
Before fee waivers ^	4.53%	4.64%	5.45%	6.67%	7.74%	7.75%	4.03%	4.15%	4.95%	6.17%	7.24%	7.25%
After fee waivers ^	4.53%	4.64%	5.45%	6.67%	7.74%	7.78%	4.03%	4.15%	4.95%	6.17%	7.24%	7.28%
Portfolio turnover rate	42% (1)	94%	58%	49%	60%	103%	42% (1)	94%	58%	49%	60%	103%

* The net investment income per share data was determined using the average shares outstanding throughout each period.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.
^ Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding for the period.

	Class N	Class A	Class C
	Six	Six	Six
	Months Ended	Months Ended	Months Ended
	April 30,	April 30,	April 30,
	2014*	2014*	2014*
	(Unaudited)	(unaudited)	(Unaudited)

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from investment operations:
Net investment income (loss)**	0.03	0.02	(0.02)
Net realized and unrealized gain	0.20	0.20	0.20
Total income from investment operations	0.23	0.22	0.18
Less distributions:
Distributions from net investment income	(0.03)	(0.02)	0.00	(a)
Total distributions	(0.03)	(0.02)	0.00
Net asset value, end of period	$ 10.20	$ 10.20	$ 10.18

Total return +	2.29%	2.17%	1.82%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 36,188	$ 2,484	$ 1,970

Ratios of expenses to average net assets ^	1.41%	1.66%	2.16%
Ratios of net investment income (loss) to average net assets ^	0.62%	0.37%	(0.13)%

Portfolio turnover rate (1)	41%	41%	41%

* The Fund commenced operations on November 1, 2013.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
(a) Represents less than $0.01 per share.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.
(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Loss Averse Equity Income Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended			Period Ended
	Ended	October 31,			October 31,
	April 30, 2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$ 9.67	$ 9.95	$ 10.10	$ 10.17	$ 10.00
Income from investment operations:
Net investment income (loss)**	0.17	0.33	0.30	0.17	(0.13)
Net realized and unrealized gain (loss)	(0.15)	(0.25)	0.02	(0.15)	0.30
Total income from investment operations	0.02	0.08	0.32	0.02	0.17
Less distributions:
Distributions from net investment income	(0.10)	(0.33)	(0.35)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.09)	0.00
Tax return of capital	(0.02)	(0.03)	(0.12)	0.00	0.00
Total distributions	(0.12)	(0.36)	(0.47)	(0.09)	0.00
Net asset value, end of period	$ 9.57	$ 9.67	$ 9.95	$ 10.10	$ 10.17

Total return +, #	0.22%	0.80%	3.29%	0.20%	1.70%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 6,825	$ 7,185	$ 9,002	$ 8,798	$ 4,303

Ratios of expenses to average net assets: ^
Before fee waivers^	2.14%	1.67%	2.28%	1.98%	2.75%
After fee waivers^	2.14%	1.67%	2.28%	1.98%	2.75%
Ratios of net investment income (loss) to
average net assets: ^
Before fee waivers^	3.67%	3.35%	2.94%	1.71%	(2.39)%
After fee waivers^	3.67%	3.35%	2.94%	1.71%	(2.39)%
Portfolio turnover rate	85% (1)	292%	418%	704%	402% (1)

	Class A					Class C

	Six Months	Year Ended			Period Ended	Six Months	Year Ended			Period Ended
	Ended	October 31,			October 31,	Ended	October 31,			October 31,
	April 30, 2014	2013	2012	2011	2010	April 30, 2014	2013	2012	2011	2010
	(Unaudited)					(Unaudited)

Net asset value, beginning of period	$ 9.70	$ 9.98	$ 10.06	$ 10.16	$ 10.00	$ 9.56	$ 9.86	$ 9.96	$ 10.13	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.16	0.31	0.26	0.02	(0.14)	0.12	0.23	0.17	0.07	(0.17)
Net realized and unrealized gain (loss)	(0.15)	(0.25)	0.03	(0.03)	0.30	(0.14)	(0.26)	0.05	(0.15)	0.30
Total income (loss) from investment operations	0.01	0.06	0.29	(0.01)	0.16	(0.02)	(0.03)	0.22	(0.08)	0.13
Less distributions:
Distributions from net investment income	(0.09)	(0.31)	(0.25)	0.00	0.00	(0.07)	(0.24)	(0.20)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.09)	0.00	0.00	0.00	0.00	(0.09)	0.00
Tax return of capital	(0.02)	(0.03)	(0.12)	0.00	0.00	(0.01)	(0.03)	(0.12)	0.00	0.00
Total distributions	(0.11)	(0.34)	(0.37)	(0.09)	0.00	(0.08)	(0.27)	(0.32)	(0.09)	0.00
Net asset value, end of period	$ 9.60	$ 9.70	$ 9.98	$ 10.06	$ 10.16	$ 9.46	$ 9.56	$ 9.86	$ 9.96	$ 10.13

Total return +, #	0.12%	0.55%	3.00%	(0.10)%	1.60%	(0.23)%	(0.29)%	2.27%	(0.79)%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,642	$ 1,782	$ 2,230	$ 1,788	$ 6,224	$ 1,401	$ 2,053	$ 1,786	$ 1,067	$160

Ratios of expenses to average net assets: ^
Before fee waivers^	2.39%	1.92%	2.53%	2.23%	3.00%	3.14%	2.67%	3.28%	2.98%	3.75%
After fee waivers^	2.39%	1.92%	2.53%	2.23%	3.00%	3.14%	2.67%	3.28%	2.98%	3.75%
Ratios of net investment income (loss) to
average net assets: ^
Before fee waivers^	3.36%	3.13%	2.69%	1.46%	(2.64)%	2.67%	2.38%	1.94%	0.71%	(3.39)%
After fee waivers^	3.36%	3.13%	2.69%	1.46%	(2.64)%	2.67%	2.38%	1.94%	0.71%	(3.39)%
Portfolio turnover rate	85% (1)	292%	418%	704%	402% (1)	85% (1)	292%	418%	704%	402% (1)

* The Fund commenced operations on April 30, 2010.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial  reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Strategy Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months	Period Ended					Period ended
	Ended	October 31,	Year Ended July 31,				July 31,
	April 30, 2014	2013 *	2013	2012	2011	2010	2009 **
	(Unaudited)

Net asset value, beginning of period	$ 23.74	$ 23.85	$ 23.45	$ 26.90	$ 25.15	$ 26.71	$ 25.00
Income (loss) from investment operations:
Net investment loss ***	(0.05)	(0.07)	(0.10)	(0.29)	(0.21)	(0.26)	(0.16)
Net realized and unrealized gain (loss)	(0.10)	(0.04)	0.50	(1.66)	1.96	(0.23)	1.87
Total income (loss) from investment operations	(0.15)	(0.11)	0.40	(1.95)	1.75	(0.49)	1.71
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(1.50)	0.00	(0.89)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.18)	0.00
Total distributions	-	-	-	(1.50)	0.00	(1.07)	0.00
Net asset value, end of period	$ 23.59	$ 23.74	$ 23.85	$ 23.45	$ 26.90	$ 25.15	$ 26.71

Total return +	(0.63)%	(0.46)%	1.71%	(7.23)%	6.96%	(1.97)%	6.84%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,520	$ 15,873	$15,641	$ 10,818	$15,716	$18,300	$ 11,336
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.55%	1.85%	2.35%	2.29%	1.94%	2.10%	2.29%
After fee waivers ^(1)	1.55%	1.85%	1.67%	1.65%	1.65%	1.65%	1.65%
Ratios of net investment loss to
average net assets:
Before fee waivers ^(1,2)	(0.44)%	(1.13)%	(1.11)%	(1.79)%	(1.06)%	(1.43)%	(1.97)%
After fee waivers ^(1,2)	(0.44)%	(1.13)%	(0.43)%	(1.15)%	(0.77)%	(0.98)%	(1.33)%
Portfolio turnover rate	1,035% (3)	934%	2,340%	5,840%	1,959%	2,121%	1,286%

	Class A							Class C
	Six Months	Period Ended					Period Ended	Six Months	Period Ended					Period Ended
	Ended	October 31,	Year Ended July 31,				July 31,	Ended	October 31,	Year Ended July 31,				July 31,
	April 30, 2014	2013 *	2013	2012	2011	2010	2009 **	April 30, 2014	2013 *	2013	2012	2011	2010	2009 **
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$ 23.43	$ 23.55	$ 23.22	$ 26.73	$ 25.07	$ 26.69	$ 24.69	$ 22.55	$ 22.71	$ 22.55	$ 26.22	$ 24.77	$ 26.58	$ 25.81
Income (loss) from investment operations:
Net investment loss ***	(0.09)	(0.07)	(0.11)	(0.35)	(0.27)	(0.32)	(0.16)	(0.16)	(0.12)	(0.35)	(0.53)	(0.47)	(0.51)	(0.14)
Net realized and unrealized gain (loss)	(0.08)	(0.05)	0.44	(1.66)	1.93	(0.23)	2.16	(0.09)	(0.04)	0.51	(1.64)	1.92	(0.23)	0.91
Total income (loss) from investment operations	(0.17)	(0.12)	0.33	(2.01)	1.66	(0.55)	2.00	(0.25)	(0.16)	0.16	(2.17)	1.45	(0.74)	0.77
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(1.50)	0.00	(0.89)	0.00	0.00	0.00	0.00	(1.50)	0.00	(0.89)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.18)	0.00	0.00	0.00	0.00	0.00	0.00	(0.18)	0.00
Total distributions	0.00	0.00	0.00	(1.50)	0.00	(1.07)	0.00	0.00	0.00	0.00	(1.50)	0.00	(1.07)	0.00
Net asset value, end of period	$ 23.26	$ 23.43	$ 23.55	$ 23.22	$ 26.73	$ 25.07	$ 26.69	$ 22.30	$ 22.55	$ 22.71	$ 22.55	$ 26.22	$ 24.77	$ 26.58

Total return +^	(0.73)%	(0.51)%	1.42%	(7.51)%	6.62%	(2.20)%	8.10%	1.11% (4)	(0.70)%	0.71%	(8.33)%	5.85%	(2.94)%	2.98%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,186	$ 15,484	$10,591	$ 1,016	$12,069	$ 4,672	$ 476	$ 1,118	$ 1,150	$ 972	$ 212	$ 1,854	$ 2,351	$ 656
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.80%	2.10%	2.36%	2.54%	2.19%	2.35%	2.54%	2.55%	2.85%	3.11%	3.29%	2.94%	3.10%	3.29%
After fee waivers ^(1)	1.80%	2.10%	1.98%	1.90%	1.90%	1.90%	1.90%	2.55%	2.85%	2.67%	2.65%	2.65%	2.65%	2.65%
Ratios of net investment loss to
average net assets:
Before fee waivers ^(1,2)	(0.69)%	(1.14)%	(0.85)%	(2.04)%	(1.31)%	(1.68)%	(2.37)%	(1.44)%	(2.06)%	(1.99)%	(2.80)%	(2.06)%	(2.43)%	(3.25)%
After fee waivers ^(1,2)	(0.69)%	(1.14)%	(0.48)%	(1.40)%	(1.02)%	(1.23)%	(1.73)%	(1.44)%	(2.06)%	(1.56)%	(2.16)%	(1.77)%	(1.98)%	(2.61)%
Portfolio turnover rate	1,035% (3)	934%	2,340%	5,840%	1,959%	2,121%	1,286%	1,035% (3)	934%	2,340%	5,840%	1,959%	2,121%	1,286%

*	The Fund's fiscal year end changed from July 31 to October 31 effective August 1, 2013.
**

Class N (formerly Sherwood Forest Alternative Fund Class I) commenced operations February 13, 2009, Class A  (formerly Sherwood Forest Alternative Fund Class P) commenced operations March 25, 2009 and Class C (formerly Sherwood Forest Alternative Fund Class C) commenced operation May 14, 2009.

***	The net investment loss per share data was determined using the average shares outstanding throughout each period.
+

Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.
(1)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(2)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3) Not annualized.
(4)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$ 10.09	$ 8.90	$ 8.86	$ 8.47	$ 7.53	$ 5.77
Income from investment operations:
Net investment income**	0.06	0.16	0.10	0.08	0.16	0.14
Net realized and unrealized gain	0.42	1.28	0.05	0.55	0.90	1.70
Total income from investment operations	0.48	1.44	0.15	0.63	1.06	1.84
Less distributions:
Distributions from net investment income	(0.15)	(0.25)	(0.11)	(0.24)	(0.12)	(0.08)
Total distributions	(0.15)	(0.25)	(0.11)	(0.24)	(0.12)	(0.08)
Net asset value, end of period	$ 10.42	$ 10.09	$ 8.90	$ 8.86	$ 8.47	$ 7.53

Total return +	4.74%	16.59%	1.83%	7.56%	14.22%	32.37%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 16,812	$ 15,855	$ 23,843	$ 24,475	$ 23,718	$ 20,515
Ratios of expenses to average net assets:
Before fee waivers	1.48%	1.39%	1.60%	1.91%	1.52%	1.86%
After fee waivers	1.48%	1.39%	1.60%	1.91%	1.52%	1.83%
Ratios of net investment income to
average net assets:
Before fee waivers	1.24%	1.70%	1.13%	0.90%	1.99%	2.15%
After fee waivers	1.24%	1.70%	1.13%	0.90%	1.99%	2.18%
Portfolio turnover rate	25% (1)	62%	51%	69%	71%	69%

	Class A						Class C
	Six Months						Six Months
	Ended	Year Ended					Ended	Year Ended
	April 30,	October 31,					April 30,	October 31,
	2014	2013	2012	2011	2010	2009	2014	2013	2012	2011	2010	2009
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 10.06	$ 8.88	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 9.90	$ 8.74	$ 8.70	$ 8.32	$ 7.40	$ 5.64
Income from investment operations:
Net investment income (loss)**	0.05	0.13	0.08	0.06	0.14	0.13	0.01	0.06	0.01	(0.01)	0.08	0.07
Net realized and unrealized gain	0.42	1.27	0.06	0.55	0.90	1.70	0.41	1.26	0.06	0.55	0.89	1.69
Total income from investment operations	0.47	1.40	0.14	0.61	1.04	1.83	0.42	1.32	0.07	0.54	0.97	1.76
Less distributions:
Distributions from net investment income	(0.12)	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.05)	(0.16)	(0.03)	(0.16)	(0.05)	0.00
Total distributions	(0.12)	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.05)	(0.16)	(0.03)	(0.16)	(0.05)	0.00
Net asset value, end of period	$ 10.41	$ 10.06	$ 8.88	$ 8.83	$ 8.45	$ 7.52	$ 10.27	$ 9.90	$ 8.74	$ 8.70	$ 8.32	$ 7.40

Total return +	4.68%	16.21%	1.63%	7.33%	13.96%	32.09%	4.25%	15.35%	0.84%	6.49%	13.14%	31.21%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,318	$ 4,368	$ 4,470	$ 2,994	$ 7,530	$ 2,498	$ 4,010	$ 3,765	$ 3,867	$ 4,130	$ 3,471	$ 3,513
Ratios of expenses to average net assets:
Before fee waivers ^	1.73%	1.64%	1.85%	2.16%	1.77%	2.11%	2.48%	2.39%	2.60%	2.91%	2.52%	2.86%
After fee waivers ^	1.73%	1.64%	1.85%	2.16%	1.77%	2.08%	2.48%	2.39%	2.60%	2.91%	2.52%	2.83%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	0.99%	1.45%	0.88%	0.65%	1.74%	1.90%	0.24%	0.70%	0.13%	(0.10)%	0.99%	1.15%
After fee waivers ^	0.99%	1.45%	0.88%	0.65%	1.74%	1.93%	0.24%	0.70%	0.13%	(0.10)%	0.99%	1.18%
Portfolio turnover rate	25% (1)	62%	51%	69%	71%	69%	25% (1)	62%	51%	69%	71%	69%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.
^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$ 14.55	$ 11.74	$ 10.60	$ 9.96	$ 8.70	$ 8.09
Income from investment operations:
Net investment income *	0.06	0.16	0.12	0.06	0.06	0.07
Net realized and unrealized gain	1.13	2.78	1.07	0.64	1.25	0.62
Total income from investment operations	1.19	2.94	1.19	0.70	1.31	0.69
Less distributions:
Distributions from net investment income	(0.17)	(0.13)	(0.05)	(0.06)	(0.05)	(0.08)
Total distributions	(0.17)	(0.13)	(0.05)	(0.06)	(0.05)	(0.08)
Net asset value, end of period	$ 15.57	$ 14.55	$ 11.74	$ 10.60	$ 9.96	$ 8.70

Total return +	8.20%	25.30%	11.29%	7.06%	15.11%	8.72%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 40,370	$ 37,688	$ 37,650	$ 34,171	$ 31,436	$ 29,315
Ratios of expenses to average net assets:
Before fee waivers ^	1.24%	1.00%	1.17%	1.62%	1.40%	1.72%
After fee waivers ^	1.24%	1.00%	1.17%	1.62%	1.40%	1.69%
Ratios of net investment income to
average net assets:
Before fee waivers ^	0.87%	1.25%	1.04%	0.53%	0.61%	0.90%
After fee waivers ^	0.87%	1.25%	1.04%	0.53%	0.61%	0.93%
Portfolio turnover rate	8% (1)	16%	30%	30%	23%	47%

	Class A						Class C
	Six Months						Six Months
	Ended	Year Ended					Ended	Year Ended
	April 30,	October 31,					April 30,	October 31,
	2014	2013	2012	2011	2010	2009	2014	2013	2012		2011	2010	2009
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 14.52	$ 11.72	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 14.09	$ 11.36	$ 10.31		$ 9.73	$ 8.53	$ 7.93
Income from investment operations:
Net investment income (loss)*	0.05	0.13	0.09	0.04	0.01	0.05	(0.01)	0.03	0.00	(a)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain	1.11	2.77	1.08	0.64	1.28	0.63	1.08	2.71	1.05		0.63	1.24	0.61
Total income from investment operations	1.16	2.90	1.17	0.68	1.29	0.68	1.07	2.74	1.05		0.58	1.20	0.60
Less distributions:
Distributions from net investment income	(0.14)	(0.10)	(0.02)	(0.06)	(0.03)	(0.05)	(0.03)	(0.01)	0.00		0.00	0.00	0.00
Total distributions	(0.14)	(0.10)	(0.02)	(0.06)	(0.03)	(0.05)	(0.03)	(0.01)	0.00		0.00	0.00	0.00
Net asset value, end of period	$ 15.54	$ 14.52	$ 11.72	$ 10.57	$ 9.95	$ 8.69	$ 15.13	$ 14.09	$ 11.36		$ 10.31	$ 9.73	$ 8.53

Total return +	7.97%#	24.99%	11.04%	6.78%	14.82%	8.55%	7.58%#	24.09%#	10.18%		5.96%	14.07%	7.57%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,925	$ 4,980	$ 2,969	$ 2,874	$ 3,844	$ 55	$ 5,296	$ 5,029	$ 5,431		$ 6,129	$ 5,769	$ 4,953
Ratios of expenses to average net assets:
Before fee waivers ^	1.49%	1.25%	1.42%	1.87%	1.65%	1.97%	2.24%	2.00%	2.17%		2.62%	2.40%	2.72%
After fee waivers ^	1.49%	1.25%	1.42%	1.87%	1.65%	1.94%	2.24%	2.00%	2.17%		2.62%	2.40%	2.69%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	0.62%	0.99%	0.79%	0.28%	0.36%	0.65%	(0.13)%	0.25%	0.04%		(0.47)%	(0.39)%	(0.10)%
After fee waivers ^	0.62%	0.99%	0.79%	0.28%	0.36%	0.68%	(0.13)%	0.25%	0.04%		(0.47)%	(0.39)%	(0.07)%
Portfolio turnover rate	8% (1)	16%	30%	30%	23%	47%	8% (1)	16%	30%		30%	23%	47%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Period Ended
	April 30,	Year Ended	October 31,
	2014	Oct. 31, 2013	2012 *
	(Unaudited)

Net asset value, beginning of period	$ 11.24	$ 9.73	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.13	0.17	(0.07)
Net realized and unrealized gain (loss)	0.39	1.46	(0.20)
Total income (loss) from investment operations	0.52	1.63	(0.27)
Less distributions:
Distributions from net investment income	(0.13)	(0.12)	0.00
Distributions from net realized gains	(0.18)	0.00	0.00
Tax Return of Capital	(0.08)	0.00	0.00
Total distributions	(0.39)	(0.12)	0.00
Net asset value, end of period	$ 11.37	$ 11.24	$ 9.73

Total return +	4.75%	16.84%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,220	$ 1,099	$ 341

Ratios of expenses to average net assets ^	2.11%	2.90%	9.47%
Ratios of net investment income (loss) to average net assets ^	2.32%	1.66%	(6.42)%

Portfolio turnover rate	41% (1)	69%	7%	(1)

	Class A				Class C
	Six Months				Six Months
	Ended		Period Ended		Ended		Period Ended
	April 30,	Year Ended	October 31,		April 30,	Year Ended	October 31,
	2014	Oct. 31, 2013	2012 *		2014	Oct. 31, 2013	2012 *
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 11.24	$ 9.73	$ 10.00		$ 11.21	$ 9.72	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.12	0.15	(0.08)		0.07	0.07	(0.11)
Net realized and unrealized gain (loss)	0.38	1.46	(0.19)		0.39	1.46	(0.17)
Total income (loss) from investment operations	0.50	1.61	(0.27)		0.46	1.53	(0.28)
Less distributions:
Distributions from net investment income	(0.12)	(0.10)	0.00		(0.09)	(0.04)	0.00
Distributions from net realized gains	(0.19)	0.00	0.00		(0.21)	0.00	0.00
Tax Return of Capital	(0.07)	0.00	0.00		(0.05)	0.00	0.00
Total distributions	(0.38)	(0.10)	0.00		(0.35)	(0.04)	0.00
Net asset value, end of period	$ 11.36	$ 11.24	$ 9.73		$ 11.32	$ 11.21	$ 9.72

Total return +	4.55%	16.60%	(2.70)%		4.17%	15.75%	(2.80)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,477	$ 2,405	$ 1,106		$ 1,656	$ 1,466	$ 525

Ratios of expenses to average net assets ^	2.36%	3.15%	9.72%		3.11%	3.90%	10.47%
Ratios of net investment income (loss) to average net assets ^	2.07%	1.42%	(6.67)%		1.32%	0.67%	(7.42)%

Portfolio turnover rate	41% (1)	69%	7%	(1)	41% (1)	69%	7%	(1)

* The Fund commenced operations on September 14, 2012.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended	Period Ended
	April 30,	October 31,	October 31,
	2014	2013	2012 *
	(Unaudited)

Net asset value, beginning of period	$14.02	$ 10.42	$ 10.00
Income (loss) from investment operations:
Net investment loss**	(0.05)	(0.10)	(0.16)
Net realized and unrealized gain (loss)	(0.36)	3.70	0.58
Total income (loss) from investment operations	(0.41)	3.60	0.42
Less distributions:
Distributions from net investment income	0.00	0.00	0.00
Distributions from net realized gains	(0.19)	0.00	0.00
Total distributions	(0.19)	0.00	0.00
Net asset value, end of period	$13.42	$ 14.02	$ 10.42

Total return +	(3.01)%	34.55%	4.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 30,948	$ 814	$ 450
Ratios of expenses to average net assets:
Before fee waivers	1.59%	1.71%	2.11%
After fee waivers	1.59%	1.69%	1.80%
Ratios of net investment loss to
average net assets:
Before fee waivers	(0.76)%	(0.70)%	(1.06)%
After fee waivers	(0.76)%	(0.67)%	(0.75)%
Portfolio turnover rate	13% (1)	91%	27% (1)

	Class A			Class C
	Six Months			Six Months
	Ended	Year Ended	Period Ended	Ended	Year Ended	Period Ended
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2014	2013	2012 *	2014	2013	2012 *
	(Unaudited)			(Unaudited)

Net asset value, beginning of period	$13.96	$ 10.39	$ 10.00	$ 13.76	$ 10.33	$ 10.00
Income (loss) from investment operations:
Net investment loss**	(0.13)	(0.11)	(0.09)	(0.15)	(0.26)	(0.30)
Net realized and unrealized gain (loss)	(0.30)	3.68	0.48	(0.32)	3.69	0.63
Total income (loss) from investment operations	(0.43)	3.57	0.39	(0.47)	3.43	0.33
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	(0.19)	0.00	0.00	(0.19)	0.00	0.00
Total distributions	(0.19)	0.00	0.00	(0.19)	0.00	0.00
Net asset value, end of period	$13.34	$ 13.96	$ 10.39	$ 13.10	$ 13.76	$ 10.33

Total return +	(3.17)%	34.36%	3.90%	(3.44)%	33.20%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 17,616	$ 11,399	$ 10,344	$ 3,806	$ 510	$ 146
Ratios of expenses to average net assets:
Before fee waivers ^	1.84%	1.96%	2.36%	2.59%	2.71%	3.11%
After fee waivers ^	1.84%	1.94%	2.05%	2.59%	2.69%	2.80%
Ratios of net investment loss to
average net assets:
Before fee waivers ^	(1.01)%	(0.95)%	(1.31)%	(1.76)%	(1.70)%	(2.06)%
After fee waivers ^	(1.01)%	(0.92)%	(1.00)%	(1.76)%	(1.67)%	(1.75)%
Portfolio turnover rate	13% (1)	91%	27% (1)	13% (1)	91%	27% (1)

* The Fund commenced opperations on December 8, 2011.
**The net investment loss per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less then a year.

+ Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$ 16.53	$ 15.79	$ 13.80	$ 12.84	$ 9.27	$ 9.14
Income from investment operations:
Net investment income *	0.20	0.23	0.21	0.14	0.14	0.08
Net realized and unrealized gain	1.21	1.27	1.90	0.98	3.54	0.23
Total income from investment operations	1.41	1.50	2.11	1.12	3.68	0.31
Less distributions:
Distributions from net investment income	(0.20)	(0.23)	(0.12)	(0.16)	(0.11)	(0.18)
Distributions from net realized gains	(0.39)	(0.53)	0.00	0.00	0.00	0.00
Total distributions	(0.59)	(0.76)	(0.12)	(0.16)	(0.11)	(0.18)
Net asset value, end of period	$ 17.35	$ 16.53	$ 15.79	$ 13.80	$ 12.84	$ 9.27

Total return +	9.02%	9.85%	15.46%	8.82%	39.91%	3.89%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 39,668	$ 33,545	$ 20,424	$ 12,507	$ 7,686	$ 5,542
Ratios of expenses to average net assets:
Before fee waivers	1.56%	1.30%	1.46%	1.51%	2.26%	3.05%
After fee waivers	1.56%	1.30%	1.46%	1.51%	2.26%	3.02%
Ratios of net investment income to
average net assets:
Before fee waivers	2.47%	1.40%	1.42%	1.09%	1.22%	1.05%
After fee waivers	2.47%	1.40%	1.42%	1.09%	1.22%	1.08%
Portfolio turnover rate	58% (1)	163%	123%	59%	157%	221%

	Class A						Class C
	Six Months						Six Months
	Ended	Year Ended					Ended	Year Ended
	April 30,	October 31,					April 30,	October 31,
	2014	2013	2012	2011	2010	2009	2014	2013	2012	2011	2010	2009
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 16.55	$ 15.77	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 16.02	$ 15.33	$ 13.40	$ 12.49	$ 9.01	$ 8.82
Income from investment operations:
Net investment income *	0.18	0.15	0.21	0.13	0.10	0.06	0.12	0.07	0.07	0.01	0.02	0.01
Net realized and unrealized gain	1.33	1.31	1.87	0.95	3.56	0.22	1.18	1.23	1.86	0.94	3.46	0.22
Total income from investment operations	1.51	1.46	2.08	1.08	3.66	0.28	1.30	1.30	1.93	0.95	3.48	0.23
Less distributions:
Distributions from net investment income	(0.24)	(0.15)	(0.11)	(0.13)	(0.08)	(0.14)	(0.05)	(0.08)	0.00	(0.04)	0.00	(0.04)
Distributions from net realized gains	(0.39)	(0.53)	0.00	0.00	0.00	0.00	(0.39)	(0.53)	0.00	0.00	0.00	0.00
Total distributions	(0.63)	(0.68)	(0.11)	(0.13)	(0.08)	(0.14)	(0.44)	(0.61)	0.00	(0.04)	0.00	(0.04)
Net asset value, end of period	$ 17.43	$ 16.55	$ 15.77	$ 13.80	$ 12.85	$ 9.27	$ 16.88	$ 16.02	$ 15.33	$ 13.40	$ 12.49	$ 9.01

Total return +	8.86%	9.60%	15.20%	8.48%	39.66%	3.64%	8.51%	8.73%	14.40%	7.65%	38.62%	2.76%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,446	$ 2,539	$ 709	$ 6,962	$ 47	$ 20	$ 3,085	$ 2,684	$ 2,370	$ 1,944	$ 1,310	$ 943
Ratios of expenses to average net assets:
Before fee waivers ^	1.81%	1.55%	1.71%	1.76%	2.51%	3.30%	2.56%	2.30%	2.46%	2.51%	3.26%	4.05%
After fee waivers ^	1.81%	1.55%	1.71%	1.76%	2.51%	3.27%	2.56%	2.30%	2.46%	2.51%	3.26%	4.02%
Ratios of net investment income to
average net assets:
Before fee waivers ^	2.22%	1.15%	1.17%	0.81%	0.97%	0.80%	1.47%	0.40%	0.42%	0.07%	0.22%	0.05%
After fee waivers ^	2.22%	1.15%	1.17%	0.81%	0.97%	0.83%	1.47%	0.40%	0.42%	0.07%	0.22%	0.08%
Portfolio turnover rate	58% (1)	163%	123%	59%	157%	221%	58% (1)	163%	123%	59%	157%	221%

* The net investment income per share data was determined using the average shares outstanding throughout each period.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.
^ Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$ 15.22	$ 12.05	$ 11.85	$ 12.79	$ 11.12	$ 8.09
Income (loss) from investment operations:
Net investment income*	0.00	0.07	0.14	0.15	0.08	0.05
Net realized and unrealized gain (loss)	0.38	3.24	0.22	(0.98)	1.80	3.09
Total income (loss) from investment operations	0.38	3.31	0.36	(0.83)	1.88	3.14
Less distributions:
Distributions from net investment income	(0.26)	(0.14)	(0.16)	(0.11)	(0.21)	(0.11)
Total distributions	(0.26)	(0.14)	(0.16)	(0.11)	(0.21)	(0.11)
Net asset value, end of period	$ 15.34	$ 15.22	$ 12.05	$ 11.85	$ 12.79	$ 11.12

Total return + #	2.53%	27.64%	3.16%	(6.56)%	17.15%	39.44%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 52,703	$ 49,815	$ 44,947	$ 39,163	$ 36,546	$ 31,858
Ratios of expenses to average net assets:
Before fee waivers ^	2.10%	2.11%	1.97%	2.28%	2.53%	2.63%
After fee waivers ^	2.10%	2.11%	1.97%	2.28%	2.53%	2.60%
Ratios of net investment income to
average net assets:
Before fee waivers ^	(0.02)%	0.52%	1.24%	1.19%	0.67%	0.55%
After fee waivers ^	(0.02)%	0.52%	1.24%	1.19%	0.67%	0.58%
Portfolio turnover rate	51% (1)	131%	142%	110%	118%	173%

	Class A						Class C
	Six Months	Year Ended					Six Months
	Ended						Ended	Year Ended
	April 30,	October 31,					April 30,	October 31,
	2014	2013	2012	2011	2010	2009	2014	2013	2012	2011	2010	2009
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 15.19	$ 12.03	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 14.70	$ 11.64	$ 11.44	$ 12.37	$ 10.78	$ 7.81
Income (loss) from investment operations:
Net investment income (loss)*	0.00	0.06	0.10	0.18	0.04	0.03	(0.08)	(0.06)	0.03	0.02	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.37	3.22	0.22	(1.04)	1.82	3.10	0.38	3.13	0.21	(0.95)	1.75	3.01
Total income (loss) from investment operations	0.37	3.28	0.32	(0.86)	1.86	3.13	0.30	3.07	0.24	(0.93)	1.71	2.97
Less distributions:
Distributions from net investment income	(0.24)	(0.12)	(0.13)	(0.09)	(0.20)	(0.05)	(0.12)	(0.01)	(0.04)	0.00	(0.12)	0.00
Total distributions	(0.24)	(0.12)	(0.13)	(0.09)	(0.20)	(0.05)	(0.12)	(0.01)	(0.04)	0.00	(0.12)	0.00
Net asset value, end of period	$ 15.32	$ 15.19	$ 12.03	$ 11.84	$ 12.79	$ 11.13	$ 14.88	$ 14.70	$ 11.64	$ 11.44	$ 12.37	$ 10.78

Total return + #	2.42%	27.40%	2.80%	(6.78)%	16.85%	39.17%	2.04%	26.40%	2.10%	(7.52)%	16.00%	38.03%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 9,705	$ 4,741	$ 1,580	$ 1,309	$ 322	$ 57	$ 6,111	$ 5,627	$ 5,881	$ 6,849	$ 7,036	$ 5,766
Ratios of expenses to average net assets:
Before fee waivers ^	2.35%	2.36%	2.22%	2.53%	2.78%	2.88%	3.10%	3.11%	2.97%	3.28%	3.53%	3.63%
After fee waivers ^	2.35%	2.36%	2.22%	2.53%	2.78%	2.85%	3.10%	3.11%	2.97%	3.28%	3.53%	3.60%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	0.04%	0.41%	0.99%	0.94%	0.42%	0.30%	(1.03)%	(0.46)%	0.24%	0.19%	(0.33)%	(0.45)%
After fee waivers ^	0.04%	0.41%	0.99%	0.94%	0.42%	0.33%	(1.03)%	(0.46)%	0.24%	0.19%	(0.33)%	(0.42)%
Portfolio turnover rate	51% (1)	131%	142%	110%	118%	173%	51% (1)	131%	142%	110%	118%	173%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  + Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2014	2013	2012		2011	2010		2009
	(Unaudited)

Net asset value, beginning of period	$ 14.65	$ 11.21	$ 10.44		$ 9.78	$ 7.94		$ 7.64
Income from investment operations:
Net investment income *	0.07	0.07	0.00	(a)	0.02	0.03		0.08
Net realized and unrealized gain	0.77	3.40	0.77		0.66	1.90		0.32
Total income from investment operations	0.84	3.47	0.77		0.68	1.93		0.40
Less distributions:
Distributions from net investment income	(0.02)	(0.03)	0.00		(0.02)	(0.09)		(0.10)
Distributions from net realized gains	(0.67)	0.00	0.00		0.00	0.00		0.00
Total distributions	(0.69)	(0.03)	0.00		(0.02)	(0.09)		(0.10)
Net asset value, end of period	$ 14.80	$ 14.65	$ 11.21		$ 10.44	$ 9.78		$ 7.94

Total return + #	5.59%	31.05%	7.38%		6.94%	24.39%		5.54%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 20,902	$ 16,640	$ 15,764		$ 14,739	$ 14,378		$ 13,288
Ratios of expenses to average net assets:
Before fee waivers ^	1.47%	1.29%	2.02%		2.10%	2.08%		1.48%
After fee waivers ^	1.47%	1.29%	2.02%		2.10%	2.08%		1.45%
Ratios of net investment income to
average net assets:
Before fee waivers ^	0.89%	0.62%	0.04%		0.06%	0.37%		1.19%
After fee waivers ^	0.89%	0.62%	0.04%		0.06%	0.37%		1.22%
Portfolio turnover rate	0% (1)	0%	62%		50%	41%		40%

	Class A								Class C
	Six Months								Six Months
	Ended	Year Ended							Ended	Year Ended
	April 30,	October 31,							April 30,	October 31,
	2014	2013	2012		2011	2010		2009	2014	2013	2012	2011	2010	2009
	(Unaudited)								(Unaudited)

Net asset value, beginning of period	$ 14.59	$ 11.16	$ 10.40		$ 9.75	$ 7.92		$ 7.61	$ 13.74	$ 10.59	$ 9.96	$ 9.40	$ 7.65	$ 7.32
Income from investment operations:
Net investment income (loss)*	0.04	0.01	0.00	(a)	(0.01)	0.00	(a)	0.07	0.00	(0.03)	(0.10)	(0.09)	(0.06)	0.01
Net realized and unrealized gain	0.77	3.42	0.76		0.66	1.89		0.32	0.71	3.18	0.73	0.65	1.82	0.32
Total income from investment operations	0.81	3.43	0.76		0.65	1.89		0.39	0.71	3.15	0.63	0.56	1.76	0.33
Less distributions:
Distributions from net investment income	0.00	0.00	0.00		0.00	(0.06)		(0.08)	0.00	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gains	(0.67)	0.00	0.00		0.00	0.00		0.00	(0.67)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.67)	0.00	0.00		0.00	(0.06)		(0.08)	(0.67)	0.00	0.00	0.00	(0.01)	0.00
Net asset value, end of period	$ 14.73	$ 14.59	$ 11.16		$ 10.40	$ 9.75		$ 7.92	$ 13.78	$ 13.74	$ 10.59	$ 9.96	$ 9.40	$ 7.65

Total return +	5.50%	30.74%	7.31%		6.67%	24.01%		5.35%	5.10%	29.75%	6.33%	5.96%	23.02%	4.51%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,081	$ 1,756	$ 567		$ 193	$ 154		$ 19	$ 2,188	$ 2,057	$ 2,099	$ 2,574	$ 2,341	$ 2,012
Ratios of expenses to average net assets:
Before fee waivers ^	1.72%	1.54%	2.27%		2.35%	2.33%		1.73%	2.47%	2.29%	3.02%	3.10%	3.08%	2.48%
After fee waivers ^	1.72%	1.54%	2.27%		2.35%	2.33%		1.70%	2.47%	2.29%	3.02%	3.10%	3.08%	2.45%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	0.59%	0.15%	(0.21)%		(0.22)%	0.12%		0.94%	(0.07)%	(0.37)%	(0.96)%	(0.95)%	(0.63)%	0.19%
After fee waivers ^	0.59%	0.15%	(0.21)%		(0.22)%	0.12%		0.97%	(0.07)%	(0.37)%	(0.96)%	(0.95)%	(0.63)%	0.22%
Portfolio turnover rate	0% (1)	0%	62%		50%	41%		40%	0% (1)	0%	62%	50%	41%	40%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.
(1) Not annualized. Amount is less than 1%.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2014	2013		2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$ 14.66	$ 13.82		$ 13.43	$ 16.03	$ 13.41	$ 7.32
Income (loss) from investment operations:
Net investment income (loss)*	0.02	0.00	(a)	0.04	(0.05)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	(0.90)	0.84		0.35	(2.55)	3.01	6.28
Total income (loss) from investment operations	(0.88)	0.84		0.39	(2.60)	2.90	6.20
Less distributions:
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.28)	0.00
Distributions from net realized gains	0.00	0.00		0.00	0.00	0.00	(0.11)
Total distributions	0.00	0.00		0.00	0.00	(0.28)	(0.11)
Net asset value, end of period	$ 13.78	$ 14.66		$ 13.82	$ 13.43	$ 16.03	$ 13.41

Total return +, #	(6.00)%	6.08%		2.90%	(16.22)%	21.98%	86.15%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 32,128	$ 24,736		$ 16,017	$ 14,616	$ 13,592	$ 10,999
Ratios of expenses to average net assets:
Before fee waivers ^	1.32%	2.00%		1.75%	2.10%	2.24%	2.45%
After fee waivers ^	1.32%	2.00%		1.75%	2.10%	2.24%	2.42%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	0.24%	0.03%		0.29%	(0.35)%	(0.80)%	(0.91)%
After fee waivers ^	0.24%	0.03%		0.29%	(0.35)%	(0.80)%	(0.88)%
Portfolio turnover rate	55% (1)	166%		104%	98%	206%	63%

	Class A							Class C
	Six Months							Six Months
	Ended	Year Ended						Ended	Year Ended
	April 30,	October 31,						April 30,	October 31,
	2014	2013		2012	2011	2010	2009	2014	2013	2012	2011	2010	2009
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$ 14.39	$ 13.59		$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 13.82	$ 13.16	$ 12.90	$ 15.56	$ 13.06	$ 7.20
Income (loss) from investment operations:
Net investment income (loss)*	0.00	(0.07)		0.05	(0.12)	(0.15)	(0.12)	(0.05)	(0.14)	(0.09)	(0.20)	(0.24)	(0.17)
Net realized and unrealized gain (loss)	(0.89)	0.87		0.31	(2.48)	2.98	6.24	(0.85)	0.80	0.35	(2.46)	2.91	6.14
Total income (loss) from investment operations	(0.89)	0.80		0.36	(2.60)	2.83	6.12	(0.90)	0.66	0.26	(2.66)	2.67	5.97
Less distributions:
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.28)	0.00	0.00	0.00	0.00	0.00	(0.17)	0.00
Distributions from net realized gains	0.00	0.00		0.00	0.00	0.00	(0.11)	0.00	0.00	0.00	0.00	0.00	(0.11)
Total distributions	0.00	0.00		0.00	0.00	(0.28)	(0.11)	0.00	0.00	0.00	0.00	(0.17)	(0.11)
Net asset value, end of period	$ 13.50	$ 14.39		$ 13.59	$ 13.23	$ 15.83	$ 13.28	$ 12.92	$ 13.82	$ 13.16	$ 12.90	$ 15.56	$ 13.06

Total return +, #	(6.18)%	5.89%		2.72%	(16.42)%	21.62%	85.64%	(6.51)%	5.02%	2.02%	(17.10)%	20.67%	84.37%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,349	$ 2,475		$ 11,364	$ 951	$ 2,663	$ 635	$ 3,106	$ 2,735	$ 2,497	$ 2,755	$ 2,746	$ 2,169
Ratios of expenses to average net assets:
Before fee waivers ^	1.57%	2.25%		2.00%	2.35%	2.49%	2.70%	2.32%	3.00%	2.75%	3.10%	3.24%	3.45%
After fee waivers ^	1.57%	2.25%		2.00%	2.35%	2.49%	2.67%	2.32%	3.00%	2.75%	3.10%	3.24%	3.42%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	(0.02)%	(0.48)%		0.04%	(0.80)%	(1.05)%	(1.16)%	(0.77)%	(1.03)%	(0.71)%	(1.35)%	(1.80)%	(1.91)%
After fee waivers ^	(0.02)%	(0.48)%		0.04%	(0.80)%	(1.05)%	(1.13)%	(0.77)%	(1.03)%	(0.71)%	(1.35)%	(1.80)%	(1.88)%
Portfolio turnover rate	55% (1)	166%		104%	98%	206%	63%	55% (1)	166%	104%	98%	206%	63%

(a) Represents less than $0.01 per share.
*The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$ 20.62	$ 15.69	$ 14.75	$ 13.67	$ 11.02	$ 9.34
Income from investment operations:
Net investment loss**	(0.18)	(0.19)	(0.17)	(0.18)	(0.24)	(0.17)
Net realized and unrealized gain	0.47	6.10	1.11	1.26	2.89	1.85
Total income from investment operations	0.29	5.91	0.94	1.08	2.65	1.68
Less distributions:
Distributions from net realized gains	(3.73)	(0.98)	0.00	0.00	0.00	0.00
Total distributions	(3.73)	(0.98)	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 17.18	$ 20.62	$ 15.69	$ 14.75	$ 13.67	$ 11.02

Total return + #	0.49%	40.28%	6.37%	7.90%	24.05%	17.99%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 13,781	$ 16,146	$ 14,627	$ 14,975	$ 14,301	$ 14,217
Ratios of expenses to average net assets:
Before fee waivers ^	2.12%	1.35%	1.34%	1.45%	2.22%	2.35%
After fee waivers ^	2.12%	1.35%	1.34%	1.45%	2.22%	2.32%
Ratios of net investment loss to
average net assets:
Before fee waivers ^	(1.91)%	(1.08)%	(1.12)%	(1.15)%	(1.88)%	(1.82)%
After fee waivers ^	(1.91)%	(1.08)%	(1.12)%	(1.15)%	(1.88)%	(1.79)%
Portfolio turnover rate	79% (1)	231%	211%	235%	194%	214%

	Class A						Class C
	Six Months						Six Months
	Ended	Year Ended					Ended	Year Ended
	April 30,	October 31,					April 30,	October 31,
	2014	2013	2012	2011	2010	2009	2014	2013	2012	2011	2010	2009
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 20.28	$ 15.49	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 18.66	$ 14.43	$ 13.69	$ 12.82	$ 10.44	$ 8.94
Income from investment operations:
Net investment loss**	(0.20)	(0.24)	(0.21)	(0.24)	(0.25)	(0.20)	(0.25)	(0.32)	(0.30)	(0.31)	(0.34)	(0.25)
Net realized and unrealized gain	0.47	6.01	1.11	1.27	2.85	1.85	0.44	5.53	1.04	1.18	2.72	1.75
Total income from investment operations	0.27	5.77	0.90	1.03	2.60	1.65	0.19	5.21	0.74	0.87	2.38	1.50
Less distributions:
Distributions from net realized gains	(3.73)	(0.98)	0.00	0.00	0.00	0.00	(3.73)	(0.98)	0.00	0.00	0.00	0.00
Total distributions	(3.73)	(0.98)	0.00	0.00	0.00	0.00	(3.73)	(0.98)	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 16.82	$ 20.28	$ 15.49	$ 14.59	$ 13.56	$ 10.96	$ 15.12	$ 18.66	$ 14.43	$ 13.69	$ 12.82	$ 10.44

Total return + #	0.38%	39.88%	6.17%	7.60%	23.72%	17.72%	(0.02)%	38.87%	5.41%	6.79%	22.80%	16.78%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 7,729	$ 5,890	$ 2,418	$ 1,950	$ 852	$ 149	$ 2,605	$ 2,685	$ 2,694	$ 3,193	$ 3,291	$ 3,041
Ratios of expenses to average net assets:
Before fee waivers ^	2.37%	1.60%	1.59%	1.70%	2.47%	2.60%	3.12%	2.35%	2.34%	2.45%	3.22%	3.35%
After fee waivers ^	2.37%	1.60%	1.59%	1.70%	2.47%	2.57%	3.12%	2.35%	2.34%	2.45%	3.22%	3.32%
Ratios of net investment loss to
average net assets:
Before fee waivers ^	(2.16)%	(1.33)%	(1.37)%	(1.40)%	(2.13)%	(2.07)%	(2.91)%	(2.08)%	(2.12)%	(2.15)%	(2.88)%	(2.82)%
After fee waivers ^	(2.16)%	(1.33)%	(1.37)%	(1.40)%	(2.13)%	(2.04)%	(2.91)%	(2.08)%	(2.12)%	(2.15)%	(2.88)%	(2.79)%
Portfolio turnover rate	79% (1)	231%	211%	235%	194%	214%	79% (1)	231%	211%	235%	194%	214%

**The net investment loss per share data was determined using the average shares outstanding throughout each year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^ Annualized for periods less than one year.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2014

1.

ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of sixteen funds: Corporate/Government Bond Fund; Monthly Distribution Fund; Floating Rate Bond Fund; High-Yield Bond Fund; Loss Averse Equity Income Fund; Alternative Strategy Fund; Appreciation & Income Fund; Large Cap Value Fund; Alternative Income Fund; Focused Large Cap Growth Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Emerging Markets Stock Fund and Small Cap Growth Fund. Alternative Strategy Fund, Alternative Income Fund, Focused Large Cap Growth Fund, International Opportunity Bond Fund, and Real Estate Stock Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

UFund	UPrimary Objective
Corporate/Government Bond Monthly Distribution Floating Rate Bond High-Yield Bond	Current income and capital appreciation Positive returns in rising and falling market environments High level of current income High level of current income
International Opportunity Bond Loss Averse Equity Income	High level of current income Maximize total return from capital appreciation and dividends
Alternative Strategy Appreciation & Income	Long-term capital appreciation by realizing gains during periods of rising and declining markets Total return under varying market conditions through both current income and capital appreciation
Large Cap Value	Maximize total return from capital appreciation and dividends
Alternative Income	Maximize income
Focused Large Cap Growth	Maximize capital appreciation
Real Estate Stock	Maximize total return from capital appreciation and dividends
International Stock Small Cap Value Emerging Markets Stock	Maximize total return from capital appreciation and dividends Maximize total return from capital appreciation and income Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual distribution fee, Class C shares are subject to an annual service and distribution fee and class N have a higher minimum investment amount.  Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and N shares, with the exception of Monthly Distribution, High-Yield Bond, Loss Averse Equity Income, Focused Large Cap Growth, Alternative Income, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond  commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005.   The Class A shares for all Funds except Monthly Distribution, Loss Averse Equity Income, Focused Large Cap Growth, Alternative Income, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008.  Loss Averse Equity Income commenced operations on April 30, 2010.  Focused Large Cap Growth commenced operations on December 8, 2011. Alternative Income commenced operations on September 14, 2012.  Effective June 15, 2012, Loss Averse Equity Income changed its name from Loss Averse Growth. Alternative Strategy’s Predecessor Fund’s Class N shares commenced operations on February 13, 2009 and Alternative Strategy Class A shares commenced operations on March 25, 2009. Alternative Strategy Class C shares commenced operations on May 14, 2009. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate).  U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded.  If no sale price is reported, the last bid price is used.

Futures and future options are valued at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on far eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, far eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2014 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$ -	$ 30,870,665	$ -	$ 30,870,665
Foreign Government Bond	-	449,796	-	449,796
Municipal	-	809,401	-	809,401
U.S. Government & Agency	-	14,593,889	-	14,593,889
Bank Loans	-	4,428,390	-	4,428,390
Preferred Stock *	770,564	-	-	770,564
Short-Term Investment	1,866,713	-	-	1,866,713
Total	$ 2,637,277	$ 51,152,141	$ -	$ 53,789,418

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 205,192,448	$ -	$ -	$ 205,192,448
Exchange Traded Funds *	1,848,410	-	-	1,848,410
Preferred Stock *	27,879,718	-	-	27,879,718
Bonds & Notes *	-	17,081,267	-	17,081,267
Purchased Put Options	1,621,562		-	1,621,562
Short-Term Investment	15,207,592	-	-	15,207,592
Total Assets	$ 251,749,730	$ 17,081,267	$ -	$ 268,830,997
Derivatives
Forward Currency Exchange Contracts	-	156,886	-	156,886
Equity Swap Contracts	6,912,948	-	-	6,912,948
Total Derivatives	$ 6,912,948	$ 156,886	$ -	$ 7,069,834
Liabilities
Securities Sold Short	26,207,387		-	26,207,387
Total Liabilities	$ 26,207,387	$ -	$ -	$ 26,207,387
Derivatives
Written Call Options	16,692,524		-	16,692,524
Written Put Options	264,396		-	264,396
Equity Swap Contracts	3,691,018	-	-	3,691,018
Forward Currency Exchange Contracts	-	297,392	-	297,392
Total Derivatives	$ 20,647,938	$ 297,392	$ -	$ 20,945,330

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Bank Loans *	$ -	$ 58,573,444		$ 58,573,444
Bonds & Notes *	-	5,123,612	-	5,123,612
Short-Term Investment	4,992,148	-	-	4,992,148
Total	$ 4,992,148	$ 63,697,056	$ -	$ 68,689,204

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$ -	$ 138,458,901	$ -	$ 138,458,901
Short-Term Investment	3,824,228	-	-	3,824,228
Total	$ 3,824,228	$ 138,458,901	$ -	$ 142,283,129

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$ -	$ 15,945,556	$ -	$ 15,945,556
Foreign Government Bond *	-	23,543,249	-	23,543,249
Short-Term Investment	125,176	-	-	125,176
Total	$ 125,176	$ 39,488,805	$ -	$ 39,613,981
Derivatives
Futures Contracts *	19,195	-	-	19,195
Foreign Exchange Contracts	125,416	-	-	125,416
Total	$ 144,611	$ -	$ -	$ 144,611
Liabilities
Derivatives
Futures Contracts *	(50,001)	-	-	(50,001)
Foreign Exchange Contracts	(80,421)			(80,421)
Total	$ (130,422)	$ -	$ -	$ (130,422)

Loss Averse Equity Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 6,249,371.00	$ -	$ -	$ 6,249,371
Exchange Traded Funds *	1,954,935	-	-	1,954,935
Total	$ 8,204,306	$ -	$ -	$ 8,204,306

Alternative Strategy

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$ 13,094,154.00	$ -	$ -	$ 13,094,154
Short-Term Investment	6,366,863	-	-	6,366,863
Total	$ 19,461,017	$ -	$ -	$ 19,461,017

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 12,370,643	$ -	$ -	$ 12,370,643
Convertible Bonds *	-	9,193,983	-	9,193,983
Preferred Stock *	2,395,804	-	-	2,395,804
Short-Term Investment	1,652,675	-	-	1,652,675
Total	$ 16,419,122	$ 9,193,983	$ -	$ 25,613,105

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 49,100,835	$ -	$ -	$ 49,100,835
Short-Term Investment	1,483,647	-	-	1,483,647
Total	$ 50,584,482	$ -	$ -	$ 50,584,482

Alternative Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 5,340,266	$ -	$ -	$ 5,340,266
Short-Term Investment	32,452	-	-	32,452
Total	$ 5,372,718	$ -	$ -	$ 5,372,718

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 51,682,971	$ -	$ -	$ 51,682,971
Short-Term Investment	894,508	-	-	894,508
Total	$ 52,577,479	$ -	$ -	$ 52,577,479

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 1,340,452	$ -	$ -	$ 1,340,452
REITS *	44,667,456	-	-	44,667,456
Short-Term Investment	237,725	-	-	237,725
Total	$ 46,245,633	$ -	$ -	$ 46,245,633

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 3,172,261	$ 63,527,172	$ -	$ 66,699,433
Preferred Stock *	566,977	-	-	566,977
Rights*	-	-	-	-
Short-Term Investment	1,620,582	-	-	1,620,582
Total Assets	$ 5,359,820	$ 63,527,172	$ -	$ 68,886,992
Assets - Derivatives
Forward Currency Exchange Contracts	-	195,579	-	195,579
Total Derivatives	$ -	$ 195,579	$ -	$ 195,579
Liabilities - Derivatives
Forward Currency Exchange Contracts	-	97,861	-	97,861
Total Liabilities	$ -	$ 97,861	$ -	$ 97,861

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 25,261,253	$ -	$ -	$ 25,261,253
Exchange Traded Funds	570,082	-	-	570,082
Short-Term Investment	916,361	-	-	916,361
Total	$ 26,747,696	$ -	$ -	$ 26,747,696

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 35,555,987.00	$ -	$ -	$ 35,555,987
Exchange Traded Funds	$ 2,294,700.00			2,294,700
Short-Term Investment	692,654	-	-	692,654
Total	$ 38,543,341	$ -	$ -	$ 38,543,341

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 23,771,880	$ -	$ -	$ 23,771,880
Short-Term Investment	354,481	-	-	354,481
Total	$ 24,126,361	$ -	$ -	$ 24,126,361

* See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and 2 during the current year presented. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.  For the six months ended April 30, 2014, International Stock and Emerging Markets Stock had net realized gains of $56,487 and $11,865, respectively. Monthly Distribution, Loss Averse Equity Income and International Opportunity Bond had net realized losses of $691,039, $283 and 406,244, respectively on forward currency contracts. At April 30, 2014, net unrealized losses for Monthly Distribution and International Stock were $140,091 and $93,099, respectively, on open forward currency contracts.

d. Options – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, that Fund will realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.  When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio.  If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  For the six months ended April 30, 2014, Monthly Distribution had net realized losses of $3,513,518 resulting from option activity.

e. Swap Agreements – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objectives.  The Fund may enter into various swap transactions for investment purposes to manage equity risk.  These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.  For the six months ended April 30, 2014, Monthly Distribution had net realized gains of $4,864,025 resulting from swap activity.

f. Futures Contracts – International Opportunity Bond Fund is subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates.  Initial margin deposits required upon entering into futures contracts

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the Statement of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The derivative instruments outstanding as of April 30, 2014 as disclosed in the Notes to the Financial Statements and the amounts of  realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for each Fund. For the six months ended April 30, 2014, International Opportunity Bond had net realized losses of $47,563 and $30,806 in unrealized depreciation resulting from futures activities.

g. Short Sales – A "short sale" is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain. For the six months ended April 30, 2014, Monthly Distribution had net realized losses of $4,363,744 resulting from short sales.

h. Offsetting of Financial Assets and Derivative Assets – Monthly Distribution Fund’s, International Opportunity Bond Fund’s and International Stock Fund’s policies are to recognize a net asset or liability equal to the unrealized futures contracts. During the period ended April 30, 2014, the Funds are subject to a master netting arrangement for the swaps.  The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2014.

Monthly Distribution
Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts	$ 156,886	$ -	$ 156,886	$ -	$ 156,886	$ -
Equity Swap Contracts	6,912,948	-	6,912,948	-	6,912,948	-
Total	$ 7,069,834	$ -	$ 7,069,834	$ -	$ 7,069,834	$ -

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Securities Sold Short	$ 26,207,387	$ -	$ 26,207,387	$ 26,207,387	$ -	$ -
Written Options	16,956,920	-	16,956,920	16,956,920	-	-
Equity Swap Contracts	3,691,018	-	3,691,018	-	3,691,018	-
Forward Foreign Currency Contracts	297,392	-	297,392	-	297,392	-
Total	$ 47,152,717	$ -	$ 47,152,717	$ 43,164,307	$ 3,988,410	$ -

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

International Opportunity Bond
Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Futures Contracts	$ 19,195	$ (19,195)	$ -	$ -	$ -	$ -
Forward Foreign Currency Contracts	125,416	$ -	125,416	80,421		44,995
Total	$ 144,611	$ (19,195)	$ 125,416	$ 80,421	$ -	$ -

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$ (50,001)	$ 19,195	$ (30,806)	$ -	$ 30,806	$ -
Forward Foreign Currency Contracts	(80,421)	-	(80,421)	80,421	-	-
Total	$ (130,422)	$ 19,195	$ (111,227)	$ 80,421	$ 30,806	$ -

International Stock
Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts	$ 195,578	$ (97,861)	$ 97,717	$ -	$ -	$ 97,717

i. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

j. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

k. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

l. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2011 to 2013 (and July 31, 2013 for Alternative Strategy), and expected to be taken in tax year 2014 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

m. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Loss Averse Equity Income and Alternative Income, dividends attributable to earned income, if any, will be declared and paid quarterly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

n. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates serves as each Fund’s investment adviser.  Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.”  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes, since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Corporate/Government Bond*	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution**	0.90% – 1.90%	0.65%	0.25% – 1.25%
Floating Rate Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
High-Yield Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Loss Averse Equity Income***	0.75% – 1.55%	0.65%	0.10% – 0.90%
Alternative Strategy	0.95% – 1.65%	0.65%	0.30% – 1.00%
Appreciation & Income	0.90% – 1.60%	0.65%	0.25% – 0.95%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% – 0.86%
Alternative Income	0.75% – 1.35%	0.65%	0.10% – 0.70%
Focused Large Cap Growth****	0.85% – 1.15%	0.65%	0.20% – 0.50%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

*       Prior to July 1, 2013, when a new fee schedule became effective,  the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.05%, from 0.35% to 0.30% annually as of May 10, 2013 until February 28, 2015.

 **      Effective April 1, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least February 28, 2015, so that such fees, on annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

***    Effective March 18, 2013 the Sub-Adviser has contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding  any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, extraordinary expenses at 1.59% for Class N Shares, 1.84%   for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less  than 0.10% of  the Fund’s average daily net assets. This agreement shall remain in effect until at least February 28, 2015.

 ****    Prior to April 1, 2014, the Sub-Adviser received a base fee of 0.34% with a performance fee of +/- 0.24%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).  Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.  All Funds, with the exception of Small Cap Value, Emerging Markets Stock, Floating Rate Bond and International Opportunity Bond which are in their initial year of its Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2014.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Corporate/Government Bond*	Newfleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.10%	0.15%	0.45%
Monthly Distribution**	Westchester Capital Management, LLC	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Floating Rate Bond	Newfleet Asset Management, LLC	S&P/LSTA Leveraged Loan Index	0.40%	+/- 0.00%	0.20%	0.60%
High-Yield Bond	PENN Capital Management Co., Inc.	BofA Merrill Lynch BB U.S. Non-Distressed BB-B High-Yield Index	0.40%	+/- 0.20%	0.20%	0.60%
International Opportunity Bond	Rogge Global Partners PLC	Barclays Global ex US Aggregate Bond Index	0.45%	+/-0.00%	0.20%	0.70%
Loss Averse Equity Income***	PVG Asset Management Corp.	IQ Hedge Long/Short Beta Index	0.50%	+/- 0.20%	0.10%	0.90%
Alternative Strategy	Market Concepts, LLC	Dow Jones Credit Suisse Managed Futures Liquid Index	0.65%	+/- 0.15%	0.30%	1.00%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory Index	0.60%	+/- 0.20%	0.25%	0.95%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%
Alternative Income	Harbor Springs Financial Management, LLC	Dow Jones US Select Dividend Index	0.40%	+/- 0.30%	0.10%	0.70%
Focused Large Cap Growth****	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
Real Estate Stock	Cornerstone Real Estate Advisers LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Small Cap Value	Piermont Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets Index USD (Net)	0.50%	+/- 0.00%	0.10%	0.90%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%

*       Prior to July 1, 2013, when a new fee schedule became effective,  the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.05%, from 0.35% to 0.30% annually as of May 10, 2013 until May 30, 2014.

**      Effective April 1, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least February 28, 2015, so that such fees, on annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

***    Effective March 18, 2013 the Sub-Adviser has contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding  any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, extraordinary expenses at 1.59% for Class N Shares, 1.84%   for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less  than 0.10% of  the Fund’s average daily net assets. This agreement shall remain in effect until at least March 31, 2014.

****    Prior to April 1, 2014, the Sub-Adviser received a base fee of 0.34% with a performance fee of +/- 0.24%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  Effective May 1, 2013, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million; 0.3% on average net assets over $1 billion. Such fees are subject to a minimum of $400,000 in total for the entire Trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.03% on the first $500 million of average net assets; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire Trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $4,250 for each Board meeting attended in-person; $500 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $130,000 per annum as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Other Affiliates–During the six months ended April 30, 2014, CIM Securities, LLC, a registered broker/dealer and an affiliate of the PVG Asset Management Corp., Loss Averse Equity Income’s Sub-Adviser, executed trades on behalf of Loss Averse Equity Income. These trades were cleared through Southwest Securities, Inc. and CIM Securities, LLC.  Bethel Fisher & Co., a registered broker/dealer and an affiliate of the Harbor Springs Financial Management, LLC, Alternative Income’s Sub-Adviser, executed trades on behalf of Alternative Income. B. Riley & Co., LLC, a registered broker/dealer and an affiliate of the Market Concept, LLC, Alternative Strategy’s Sub-Adviser, executed trades on behalf of Alternative Strategy. These trades were cleared through National Financial Services, LLC. The affiliated brokers for Loss Averse Equity Income, Alternative Income and Alternative Strategy received $7,518, $2,905 and $147,459, respectively, in trade commissions for the six months ended April 30, 2014.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2014 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
Corporate/Government Bond	$9,294,322	$29,522,583	$9,845,407	$25,707,491
Monthly Distribution	296,836,552	286,382,025	-	-
Floating Rate Bond	77,883,975	14,123,510	-	-
High-Yield Bond	58,812,910	66,024,327	-	-
International Opportunity Bond	51,174,068	13,047,249	-	-
Loss Averse Equity Income	7,792,065	8,892,611	-	-
Alternative Strategy	180,125,834	182,681,231	-	-
Appreciation & Income	6,521,929	6,031,655	-	-
Large Cap Value	4,028,693	5,669,791	-	-
Alternative Income	2,534,971	2,109,115	-	-
Focused Large Cap Growth	44,484,440	2,525,862	-	-
Real Estate Stock	28,249,098	23,950,002	-	-
International Stock	39,311,653	32,007,215	-	-
Small Cap Value	3,826	11,485,005	-	-
Emerging Markets Stock	27,645,083	17,417,133	-	-
Small Cap Growth	22,010,092	22,746,833	-	-

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

Transactions in option contracts purchased/written for Monthly Distribution during the six months ended April 30, 2014 were as follows:

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2013	31,440	$1,706,748	37,825	$10,071,361
Options purchased/written during period	86,535	7,737,967	142,703	31,377,080
Options exercised during period	(1)	(106)	(21,147)	(5,298,496)
Options expired during period	(57,604)	(3,837,876)	(18,203)	(1,363,831)
Options closed during period	(17,970)	(2,392,268)	(78,094)	(18,466,901)
Outstanding at April 30, 2014	42,400	$ 3,214,465	63,084	$ 16,319,213

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2014, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Unrealized Appreciation/ Depreciation*
Corporate/Government Bond	$ 53,117,975	$ 1,271,527	$ (600,084)	$ 671,443
Monthly Distribution *	258,273,556	8,203,750	2,353,691	10,557,441
Floating Rate Bond	68,803,223	227,369	(341,388)	(114,019)
High-Yield Bond	137,578,354	4,951,529	(246,754)	4,704,775
International Opportunity Bond	38,625,746	1,318,566	(30,331)	1,288,235
Loss Averse Equity Income	8,308,374	415,753	(519,821)	(104,068)
Alternative Strategy *	20,302,015	316,420	(1,157,418)	(840,998)
Appreciation & Income	21,626,525	4,395,248	(408,668)	3,986,580
Large Cap Value	32,024,807	18,706,730	(147,055)	18,559,675
Alternative Income	4,975,783	572,519	(175,584)	396,935
Focused Large Cap Growth	52,180,301	2,151,207	(1,754,029)	397,178
Real Estate Stock	40,426,706	5,931,985	(113,058)	5,818,927
International Stock *	62,242,957	8,694,976	(2,050,941)	6,644,035
Small Cap Value	25,272,112	2,387,700	(912,116)	1,475,584
Emerging Markets Stock	36,591,249	3,378,715	(1,426,623)	1,952,092
Small Cap Growth	21,934,110	3,684,078	(1,491,827)	2,192,251
* Excludes Unrealized Appreciation (Depreciation) on Foreign Currency Translations.

6.

FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2014, Monthly Distribution and International Stock had the following open forward foreign currency contracts:

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
British Pound	5/6/2014	JP Morgan	$ 3,792,139	$ 6,403,062	$ 121,289
Hong Kong Dollar	5/15/2014	JP Morgan	60,731	7,834	1
Swedish Krona	5/21/2014	JP Morgan	7,880,200	1,208,737	11,641
Australian Dollar	5/28/2014	JP Morgan	288,858	267,113	2,227
Canadian Dollar	6/20/2014	JP Morgan	714,367	650,240	2,141
				$ 8,536,986	$ 137,299

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	5/6/2014	JP Morgan	$ 3,792,139	$ 6,403,062	$ (221,876)
Japanese Yen	5/9/2014	JP Morgan	260,800	2,553	(24)
Hong Kong Dollar	5/15/2014	JP Morgan	8,562,984	1,104,530	403
Swedish Krona	5/21/2014	JP Morgan	7,880,200	1,208,735	19,184
Australian Dollar	5/28/2014	JP Morgan	1,529,404	1,414,274	(24,466)
Euro	5/29/2014	JP Morgan	1,816,068	2,518,089	(6,781)
British Pound	6/11/2014	JP Morgan	611,266	1,031,811	(20,567)
Canadian Dollar	6/20/2014	JP Morgan	714,367	650,240	(603)
Euro	6/26/2014	JP Morgan	2,462,950	3,414,757	(6,096)
Euro	7/23/2014	JP Morgan	1,844,400	2,557,445	(231)
Hong Kong Dollar	8/20/2014	JP Morgan	3,632,475	468,649	(208)
Euro	10/22/2014	JP Morgan	762,564	1,047,158	(16,540)
				$ 21,821,303	$ (277,805)

International Stock:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Canadian Dollar	5/1/2014	Deutsche Bank	170,930	$ 155,773	$ 749
Canadian Dollar	5/2/2014	Bank of New York	339,336	309,318	(214)
Australian Dollar	5/5/2014	Deutsche Bank	69,013	63,933	14
South African Rand	5/6/2014	UBS	803,018	76,175	621
South African Rand	5/8/2014	Bank of New York	1,724,005	163,631	69
Australian Dollar	6/18/2014	Royal Bank of Scotland	3,717,421	3,432,589	76,002
Australian Dollar	6/18/2014	Royal Bank of Scotland	195,590	180,604	(1,310)
British Pound	6/18/2014	Deutsche Bank	2,495,127	4,211,526	42,746
Canadian Dollar	6/18/2014	UBS	2,700,127	2,457,861	5,084
Danish Krone	6/18/2014	UBS	114,655	21,306	91
Danish Krone	6/18/2014	UBS	36,225	6,731	(22)
Euro	6/18/2014	Bank of New York	706,549	979,616	5,382
Euro	6/18/2014	Bank of New York	51,066	70,802	(301)
Hong Kong Dollar	6/18/2014	UBS	6,018,179	774,344	272
Hong Kong Dollar	6/18/2014	UBS	53,385	6,887	(1)
Israeli Shekel	6/18/2014	Royal Bank of Scotland	55,826	16,125	87
Japanese Yen	6/18/2014	Bank of New York	168,353,244	1,648,187	2,693
Japanese Yen	6/18/2014	Bank of New York	77,908,962	762,733	(3,252)
New Zealand Dollar	6/18/2014	Royal Bank of Scotland	170,875	146,088	2,070
New Zealand Dollar	6/18/2014	Royal Bank of Scotland	8,005	6,844	(8)
Norwegian Krone	6/18/2014	Royal Bank of Scotland	2,229,167	373,375	707
Norwegian Krone	6/18/2014	Royal Bank of Scotland	39,471	6,611	(4)
Singapore Dollar	6/18/2014	UBS	828,263	659,738	4,121
Singapore Dollar	6/18/2014	UBS	17,038	13,571	(55)
Swedish Krona	6/18/2014	Bank of New York	2,176,919	340,510	3,177
Swedish Krona	6/18/2014	Bank of New York	1,293,337	191,523	(4,760)
Swiss Franc	6/18/2014	Deutsche Bank	6,083	6,911	(0)
Swiss Franc	6/18/2014	Deutsche Bank	2,219,731	2,523,015	4,134
				$ 19,606,327	$ 138,092

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

International Stock:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Japanese Yen	5/1/2014	Bank of New York	547,989	$ 5,363	$ 8
Swedish Krona	5/2/2014	Bank of New York	164,638	25,263	(175)
Swiss Franc	5/2/2014	Deusche Bank	257,175	292,184	(1,114)
Euro	5/2/2014	Deusche Bank	18,574	25,754	(1)
British Pound	5/2/2014	Bank of New York	32,857	55,480	(2)
Swiss Franc	5/5/2014	Deusche Bank	40,533	46,037	(13)
Japanese Yen	5/7/2014	Bank of New York	9,236,343	90,426	33
Australian Dollar	6/18/2014	Royal Bank of Scotland	171,810	158,653	(1,722)
Australian Dollar	6/18/2014	Royal Bank of Scotland	348,887	322,156	1,310
British Pound	6/18/2014	Deusche Bank	108,724	183,515	(1,778)
Canadian Dollar	6/18/2014	UBS	411,947	375,063	(1,633)
Canadian Dollar	6/18/2014	UBS	170,861	155,531	166
Danish Krone	6/18/2014	UBS	1,481,756	275,279	(463)
Danish Krone	6/18/2014	UBS	45,537	8,462	42
Euro	6/18/2014	Bank of New York	2,604,365	3,610,890	(8,814)
Euro	6/18/2014	Bank of New York	52,194	72,366	107
Hong Kong Dollar	6/18/2014	UBS	7,856,173	1,013,443	(931)
Israeli Shekel	6/18/2014	Royal Bank of Scotland	1,789,587	516,885	(1,581)
Israeli Shekel	6/18/2014	Royal Bank of Scotland	30,894	8,923	8
Japanese Yen	6/18/2014	Bank of New York	677,254,460	6,630,355	(58,385)
New Zealand Dollar	6/18/2014	Royal Bank of Scotland	7,739	6,616	(27)
New Zealand Dollar	6/18/2014	Royal Bank of Scotland	15,737	13,454	54
Norwegian Krone	6/18/2014	Royal Bank of Scotland	5,261,659	881,291	(5,804)
Singapore Dollar	6/18/2014	UBS	31,421	25,028	(131)
Singapore Dollar	6/18/2014	UBS	20,177	16,072	16
Swedish Krona	6/18/2014	Bank of New York	772,306	118,405	(686)
Swedish Krona	6/18/2014	Bank of New York	18,157,009	2,783,694	45,318
Swiss Franc	6/18/2014	Deusche Bank	75,890	86,259	498
Swiss Franc	6/18/2014	Deusche Bank	1,036,497	1,178,114	(4,674)
				$ 18,980,961	$ (40,374)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

International Opportunity Bond					Unrealized
	Settlement		Local Currency	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Amount Purchased	Market Value	(Depreciation)
To Buy:
Australian Dollar	6/12/2014	Barclays Bank	173,711	$ 160,468	$ 468
Australian Dollar	6/12/2014	Deutsche Bank	1,065,927	984,662	3,753
British Pound	6/12/2014	Barclays Bank	174,359	294,315	4,315
Canadian Dollar	6/12/2014	Barclays Bank	170,000	154,769	830
Canadian Dollar	6/12/2014	Credit Suisse	863,705	786,323	3,656
Canadian Dollar	6/12/2014	Deutsche Bank	400,512	364,630	1,628
Canadian Dollar	6/12/2014	Barclays Bank	450,000	409,683	(1,859)
Canadian Dollar	6/12/2014	Deutsche Bank	445,000	405,131	(2,520)
Euro	6/12/2014	Deutsche Bank	999,754	1,386,160	6,160
Euro	6/12/2014	Credit Suisse	351,278	487,048	2,677
Japanese Yen	6/12/2014	Deutsche Bank	266,035,614	2,604,411	38,870
Japanese Yen	6/12/2014	Barclays Bank	3,241,548	31,734	493
Swiss Franc	6/12/2014	Credit Suisse	379,400	431,215	1,855
Israeli Shekel	7/3/2014	Deutsche Bank	530,000	153,067	1,357
Malaysian Ringgit	7/3/2014	Deutsche Bank	2,690,000	821,194	5,623
Mexican Peso	7/3/2014	Deutsche Bank	6,287,000	477,683	(1,665)
Singapore Dollar	7/3/2014	Barclays Bank	120,000	95,584	685
South African Rand	7/3/2014	Credit Suisse	789,330,000	885,325	17,317
Russian Ruble	7/3/2014	Barclays Bank	3,760,000	103,671	478
				$ 11,037,073	$ 84,121

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	6/12/2014	Barclays Bank	410,000	$ 378,742	$ 2,942
British Pound	6/12/2014	Barclays Bank	265,246	447,730	(6,926)
British Pound	6/12/2014	Credit Suisse	198,192	334,544	(4,748)
British Pound	6/12/2014	Deutsche Bank	120,330	203,115	(812)
Euro	6/12/2014	Barclays Bank	3,650,975	5,062,083	(29,976)
Euro	6/12/2014	Deutsche Bank	31,832	44,135	65
Japanese Yen	6/12/2014	Barclays Bank	16,675,745	163,251	(2,747)
Japanese Yen	6/12/2014	Deutsche Bank	48,660,000	476,367	(4,968)
Japanese Yen	6/12/2014	Barclays Bank	38,520,000	377,100	1,407
New Zealand Dollar	6/12/2014	Deutsche Bank	359,516	307,518	(937)
New Zealand Dollar	6/12/2014	Credit Suisse	270,000	230,949	(712)
Swedish Krona	6/12/2014	Deutsche Bank	531,524	81,498	156
Swiss Franc	6/12/2014	Barclays Bank	476,475	541,548	(2,339)
Israeli Shekel	7/3/2014	Barclays Bank	260,000	75,089	(668)
Mexican Peso	7/3/2014	Barclays Bank	5,277,840	401,008	2,008
Peruvian Nuevo Sol	7/3/2014	Credit Suisse	1,531,500	541,157	(2,011)
				$ 9,665,834	$ (50,266)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

International
Opportunity Bond
Fund
				Local Currency	Local Currency	U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Amount Purchased	Amount Purchased	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Buy	Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Australian Dollar	British Pound	6/12/2014	Credit Suisse	1,037,368	573,724	$ 958,280	$ 968,433	$ (14,359)
British Pound	Euro	6/12/2014	Deutsche Bank	475,376	573,689	802,424	795,421	6,213
Canadian Dollar	Australian Dollar	6/12/2014	Barclays Bank	24,549	24,174	22,350	22,331	113
Canadian Dollar	Euro	6/12/2014	Barclays Bank	75,484	49,607	68,721	68,781	(146)
Danish Krone	Euro	6/12/2014	Credit Suisse	1,018,467	136,478	189,246	189,228	83
Euro	Danish Krone	6/12/2014	Barclays Bank	122,633	915,070	170,030	170,034	(74)
Euro	Norwegian Krone	6/12/2014	Barclays Bank	223,652	1,846,133	310,094	309,295	1,965
Euro	Swedish Krona	6/12/2014	Barclays Bank	1,155,675	10,309,323	1,602,345	1,580,712	22,108
Japanese Yen	British Pound	6/12/2014	Credit Suisse	49,788,562	288,362	487,416	486,748	335
Japanese Yen	Euro	6/12/2014	Deutsche Bank	26,595,103	185,886	260,358	257,732	2,192
Norwegian Krone	Euro	6/12/2014	Deutsche Bank	2,454,564	297,343	411,230	412,266	(2,612)
Swedish Krona	Euro	6/12/2014	Credit Suisse	1,916,248	214,800	293,815	297,820	(4,109)
Swedish Krona	Euro	6/12/2014	Barclays Bank	8,439,863	929,934	1,294,071	1,289,355	3,699
Swiss Franc	British Pound	6/12/2014	Barclays Bank	241,570	164,297	274,561	277,329	(2,131)
Polish Zloty	Euro	7/3/2014	Deutsche Bank	500,000	119,373	164,414	165,503	(2,138)
								$ 11,139

7.

SHARES OF BENEFICIAL INTEREST

At April 30, 2014, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for six months ended and the year/period ended April 30, 2014 and October 31, 2013, respectively:

For the Six Months Ended April 30, 2014:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	373,034	63,815	(2,987,183)	(2,550,334)	46,961	3,987	(308,842)	(257,894)
Monthly Distribution	504,215	111,774	(1,010,313)	(394,324)	429,215	40,454	(391,557)	78,112
Floating Rate Bond	5,779,382	46,358	(317,176)	5,508,564	852,003	5,434	(43,278)	814,159
High-Yield Bond	855,206	212,854	(3,713,334)	(2,645,274)	269,820	33,067	(289,437)	13,450
International Opportunity Bond	3,735,140	8,642	(195,356)	3,548,426	260,650	318	(17,358)	243,610
Loss Averse Equity Income	139,962	2,297	(171,848)	(29,589)	10,332	1,878	(24,825)	(12,615)
Alternative Strategy	58,688	-	(69,401)	(10,713)	33,008	-	(599,855)	(566,847)
Appreciation & Income	171,499	22,324	(151,856)	41,967	51,847	2,893	(73,883)	(19,143)
Large Cap Value	210,944	28,500	(235,647)	3,797	74,048	3,166	(103,229)	(26,015)
Alternative Income	42,789	4,124	(37,377)	9,536	4,856	5,135	(6,007)	3,984
Focused Large Cap Growth	2,272,552	798	(24,952)	2,248,398	646,621	10,877	(153,875)	503,623
Real Estate Stock	402,768	77,292	(223,068)	256,992	68,449	5,391	(29,509)	44,331
International Stock	330,496	56,397	(225,568)	161,325	353,988	4,952	(37,508)	321,432
Small Cap Value	358,281	57,741	(139,414)	276,608	93,576	5,610	(10,388)	88,798
Emerging Markets Stock	724,091	-	(80,144)	643,947	104,199	-	(28,211)	75,988
Small Cap Growth	111,726	162,465	(256,144)	18,047	162,873	41,784	(34,243)	170,414

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	27,181	4,999	(251,331)	(219,151)
Monthly Distribution	298,176	35,425	(193,699)	139,902
Floating Rate Bond	352,551	1,826	(16,940)	337,437
High-Yield Bond	110,371	19,718	(241,841)	(111,752)
International Opportunity Bond	205,582	33	(12,023)	193,592
Loss Averse Equity Income	12,033	1,471	(79,955)	(66,451)
Alternative Strategy	7,828	-	(8,678)	(850)
Appreciation & Income	35,763	1,841	(27,329)	10,275
Large Cap Value	27,116	656	(34,759)	(6,987)
Alternative Income	13,872	3,500	(1,882)	15,490
Focused Large Cap Growth	263,131	592	(10,358)	253,365
Real Estate Stock	29,755	5,147	(19,641)	15,261
International Stock	44,177	3,140	(19,535)	27,782
Small Cap Value	18,913	7,538	(17,430)	9,021
Emerging Markets Stock	53,432	-	(11,020)	42,412
Small Cap Growth	23,237	33,652	(28,549)	28,340

Year/Period Ended October 31, 2013:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	2,381,525	341,521	(4,002,516)	(1,279,470)	325,412	14,410	(94,239)	245,583
Monthly Distribution	1,830,606	117,751	(1,176,085)	772,272	1,131,805	37,956	(764,662)	405,099
High-Yield Bond	5,210,150	554,985	(3,825,036)	1,940,099	975,667	68,545	(420,302)	623,910
Loss Averse Equity Income	226,680	7,400	(395,745)	(161,665)	56,148	5,427	(101,294)	(39,719)
Alternative Strategy *	71,957	-	(59,341)	12,616	237,814	-	(26,717)	211,097
Appreciation & Income	314,888	73,501	(1,495,624)	(1,107,235)	166,924	8,296	(244,675)	(69,455)
Large Cap Value	435,005	35,033	(1,086,212)	(616,174)	183,468	2,287	(96,015)	89,740
Alternative Income	64,654	849	(2,768)	62,735	102,390	1,203	(3,255)	100,338
Focused Large Cap Growth	47,156	-	(32,236)	14,920	713,884	-	(892,489)	(178,605)
Real Estate Stock	1,045,340	62,748	(372,434)	735,654	728,843	2,369	(622,738)	108,474
International Stock	553,162	38,921	(1,049,855)	(457,772)	231,244	1,390	(51,732)	180,902
Small Cap Value	207,714	3,933	(481,849)	(270,202)	89,318	-	(19,782)	69,536
Emerging Markets Stock	820,281	-	(291,961)	528,320	508,434	-	(1,172,682)	(664,248)
Small Cap Growth	232,898	62,814	(444,769)	(149,057)	190,451	6,576	(62,737)	134,290

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	124,203	24,592	(210,613)	(61,818)
Monthly Distribution	486,720	33,290	(312,346)	207,664
High-Yield Bond	471,607	52,511	(612,365)	(88,247)
Loss Averse Equity Income	55,038	5,487	(27,096)	33,429
Alternative Strategy *	12,502	-	(4,300)	8,202
Appreciation & Income	91,681	8,215	(162,228)	(62,332)
Large Cap Value	51,439	222	(172,653)	(120,992)
Alternative Income	79,003	326	(2,539)	76,790
Focused Large Cap Growth	35,576	-	(12,698)	22,878
Real Estate Stock	82,379	5,891	(75,409)	12,861
International Stock	55,580	409	(178,465)	(122,476)
Small Cap Value	24,089	-	(72,599)	(48,510)
Emerging Markets Stock	69,764	-	(61,643)	8,121
Small Cap Growth	32,928	12,843	(88,557)	(42,786)

* Prior year shareholder transactions presented for Alternative Strategy are representative of the period August 1, 2013 to October 31, 2013.

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

As of October 31, 2013, permanent book and tax differences, attributable primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, passive foreign investments companies, partnerships, real estate investment trusts, swaps, C-Corporation return of capital distributions, net operating losses and security paydown gains and losses were identified and reclassified among the components of the following Fund’s net assets as follows:

Fund	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions
Corporate/Government Bond	$ -	$ 329,863	$ (329,863)
Monthly Distribution	-	(54,213)	54,213
High-Yield Bond	(14,027)	14,027	-
Loss Averse Equity Income	-	(18,886)	18,886
Alternative Strategy	(236,751)	236,751	-
Appreciation & Income	(143,447)	140,828	2,619
Alternative Income	-	52,286	(52,286)
Focused Large Cap Growth	-	141,048	(141,048)
Real Estate Stock	-	501	(501)
International Stock	-	611,611	(611,611)
Small Cap Value	-	(11,190)	11,190
Emerging Markets Stock	(158,262)	80,626	77,636
Small Cap Growth	-	496,074	(496,074)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

The tax character of distributions paid during the year or period ended October 31, 2013 was as follows:

	Year or period Ended October 31, 2013
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Corporate/Government Bond	$ 4,989,941	$ 479,818	$ -	$ 5,469,759
Monthly Distribution	7,756,262	-	-	7,756,262
High-Yield Bond	7,438,832	-	-	7,438,832
Loss Averse Equity Income	379,368	-	30,656	410,024
Appreciation & Income	826,595	-	-	826,595
Large Cap Value	439,727	-	-	439,727
Alternative Income	31,226	-	-	31,226
Real Estate Stock	307,473	786,227	-	1,093,700
International Stock	523,067	-	-	523,067
Small Cap Value	44,834	-	-	44,834
Small Cap Growth	-	1,257,195	-	1,257,195

The tax character of distributions paid during the year or period ended October 31, 2012 was as follows:

	Year or period Ended October 31, 2012
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Corporate/Government Bond	$ 2,294,277	$ 1,421,777	$ -	$ 3,716,054
Monthly Distribution	2,251,818	-	2,676,179	4,927,997
High-Yield Bond	5,302,588	-	-	5,302,588
Loss Averse Equity Income	380,043	-	157,753	537,796
Appreciation & Income	339,901	-	-	339,901
Large Cap Value	161,933	-	-	161,933
Real Estate Stock	169,262	-	-	169,262
International Stock	544,245	-	-	544,245

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such last year losses as follows:

Late Year
Fund	Losses
Emerging Markets Stock	$ 12,355

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

At October 31, 2013, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

	Expiring October 31,					Short Term	Long Term
Fund	2015	2016	2017	2018	2019	Non-Expiring	Non-Expiring	Total
Monthly Distribution*	$ 9,058,497	$ -	$ 5,028,568	$ -	$ -	$ -	$ -	$ 14,087,065
High-Yield Bond	-	-	5,169,469	-	-	-	-	5,169,469
Loss Averse Equity Income	-	-	-	-	152,058	293,116	-	445,174
Alternative Strategy	-	-	-	-	-	513,044		513,044
Appreciation & Income	-	-	79,600	-	-	-	-	79,600
Large Cap Value	-	-	3,690,604	-	-	-	-	3,690,604
International Stock	-	-	5,330,820	-	-	-		5,330,820
Emerging Markets Stock	-	-	3,386,845	-	351,019	380,047	-	4,117,911

* For Monthly Distribution, $2,748,605, $2,433,901 and $1,561,082 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next four years. These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

9.   UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

Alternative Strategy currently invests a portion of its assets in Invesco STIT - Treasury Portfolio. Alternative Strategy Fund may redeem its investment from the Invesco STIT - Treasury Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Invesco STIT - Treasury Portfolio.  The financial statements of the Invesco STIT - Treasury Portfolio, including the portfolio of investments, can be found at www.federatedinvestors.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Alternative Strategy financial statements.  As of March 31, 2014, the percentage of the Fund’s net assets invested in the Invesco STIT - Treasury Portfolio, was 33.8%.

11.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Meeting of the Board of Trustees Held on September 17, 2013

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board” or “Trustees) of the Dunham Funds (the “Trust”) held on September 17, 2013, the Board, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered  the approval of an investment advisory agreement (the “Investment Advisory Agreement”) between Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and the Trust, with respect to the Dunham Floating Rate Bond Fund (“Floating Rate Bond”) and the approval of an investment sub-advisory agreement between Newfleet Asset Management, LLC (“Newfleet”), the Trust and the Adviser, with respect to Floating Rate Bond (the “Newfleet Sub-Advisory Agreement”) (collectively, the “Advisory Agreements”).   In connection with its review and approval of the Advisory Agreements, the Board considered materials on the applicable Advisory Agreement furnished by the Adviser and Newfleet.  At the Meeting, representatives from the Adviser presented information regarding Floating Rate Bond and responded to questions from the Trustees.  A representative from Newfleet was also present at the Meeting to discuss and answer questions regarding Floating Rate Bond.   The Board reviewed the terms of the Advisory Agreements and discussed the performance goals and fulcrum fee arrangements set forth in the Newfleet Sub-Advisory Agreement.  In their consideration of the proposed Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered.

Floating Rate Bond - Investment Advisory Agreement with the Adviser

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Investment Advisory Agreement with respect to Floating Rate Bond included the following:

Nature, Extent and Quality of Services.  The Board, including the Independent Trustees, discussed the qualifications of the Adviser’s key personnel and the experience of the Adviser in managing mutual funds.  The Trustees noted that the continuity in the senior management of the Adviser affords a high-level of confidence that the Adviser will continue to provide superior service to the Funds in the Trust, including Floating Rate Bond.

Performance.  The Board, including the Independent Trustees, discussed that the Adviser does not serve any other funds similar to Floating Rate Bond, but expressed confidence in the Adviser’s track record with respect to the selection and recommendation of high-quality sub-advisers.  The Independent Trustees considered the Adviser’s past performance with the existing Funds in the Trust and its active and consistent approach to monitoring the performance of the sub-advisers. The Board concluded that the Adviser’s overall past performance was acceptable and will prove beneficial to Floating Rate Bond.

Costs of Services.  As to the costs of the services to be provided by the Adviser, the Board, including the Independent Trustees, discussed the comparison of advisory fees and total operating expense data and reviewed Floating Rate Bond’s projected advisory fees and overall expenses compared to the peer groups of similarly managed funds. The Trustees noted that the peer group’s average advisory fee is slightly below the advisory fee of 60 basis points, but the gross estimated expense ratio, assuming  only the fulcrum base fee rate is earned, is lower than the average of the peer group and Morningstar category.  The Trustees also discussed the total estimated advisory fee (including sub-advisory fees) compared to the peer group and Morningstar category averages, and discussed that Floating Rate Bond’s fees are, in total, higher than average.  The Trustees noted that floating rate bank loan funds are in a relatively new asset class and that most of the funds in the peer group are affiliated with large fund complexes that generally benefit from economies of scale.  The Trustees concluded that the proposed advisory fee is reasonable.

Economies of Scale.  As to the extent to which Floating Rate Bond will realize economies of scale, the Independent Trustees considered whether there will be economies of scale with respect to the management of Floating Rate Bond.  After discussion, it was the consensus of the Board that any material economies of scale would not be achieved by Floating Rate Bond in the near term and that it would re-evaluate the matter as Floating Rate Bond’s assets increase and at the next renewal period.

Profitability.  The Board, including the Independent Trustees, next considered the anticipated profits to be realized by the Adviser in connection with the operation of Floating Rate Bond.  The Trustees reviewed estimated profitability information provided by the Adviser and noted that the estimated profits are not significant and, if realized, reflect a reasonable profit-margin in light of the Adviser’s responsibility and entrepreneurial risk related to launching a new fund. The Trustees, including the Independent Trustees, concluded that the Adviser would not reap excessive profits from its relationship with Floating Rate Bond.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Floating Rate Bond - Newfleet Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Newfleet Sub-Advisory Agreement with respect to Floating Rate Bond included the following:

Nature, Extent and Quality of Services.  The Board, including the Independent Trustees, reviewed information regarding Newfleet’s professional management team and favorably discussed the depth of experience among portfolio managers, analysts and compliance personnel.  The Trustees further noted the thorough and enthusiastic telephone presentation to the Board by a Newfleet portfolio manager and the quality of the sub-advisory services currently being provided by Newfleet to another fund in the Trust.

Performance.  The Board, including the Independent Trustees, reviewed performance data comparing a Newfleet floating rate composite to a Morningstar category average peer group since inception on March 1, 2008 and for the 1-year and 5-years ended July 31, 2013.  The Trustees noted the composite’s outperformance for each time period and their expectation that Newfleet would obtain an acceptable level of investment return for Floating Rate Bond.

Costs of Services.  As to the cost of the services to be provided by Newfleet, the Board, including the Independent Trustees, considered the Base Fee and Performance Fee components of the Fulcrum Fee (as defined in the Newfleet Sub-Advisory Agreement).  The Trustees noted that the Fulcrum Fee will result in a +/-20 basis points adjustment to the Base Fee of 40 basis points based on the performance of the Fund’s Class N share versus the performance benchmark.  They agreed that the S&P/LSTA Leveraged Loan Index is an appropriate benchmark for the Floating Rate Bond Fund, and that the proposed fee adjustment of 0.01% for each 0.0875% of outperformance would reward Newfleet for material outperformance, and appropriately penalize for material underperformance.  The Trustees discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results and concluded that sub-advisory fee would be in a reasonable range.

Economies of Scale.  As to the extent to which Floating Rate Bond will realize economies of scale, the Board, including the Independent Trustees, concurred that any material economies of scale would not be achieved by Floating Rate Bond in the near term and that it would re-evaluate the matter as the Fund’s assets increase and at the next renewal period.

Profitability.  The Board, including the Independent Trustees, next considered the anticipated profits to be realized by Newfleet in connection with Floating Rate Bond.  The Trustees noted that no payments will be made by the Fund to Newfleet other than fees paid pursuant to the Newfleet Sub-Advisory Agreement and concluded that Newfleet would not reap excessive profits from its relationship with Floating Rate Bond.

Conclusion.  Having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of each of the Advisory Agreements are fair and reasonable; (b) that the advisory fee and sub-advisory fees were for services different than those provided by the subsidiaries or any underlying fund’s adviser and are not duplicative; and (c) the Advisory Agreement and Sub-Advisory Agreements are in the best interests of the Fund, shareholders and their prospective shareholders.

Meeting of the Board of Trustees Held on October 8, 2013

At a special meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the Dunham Funds (the “Trust”) held on October 8, 2013, the Board, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of an investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) with respect to the Dunham International Opportunity Bond Fund (the “Fund”) and a sub-advisory agreement between Rogge Global Partners Plc (“Rogge”), the Adviser and the Trust, with respect to the Fund (the “Rogge Sub-Advisory Agreement”, and collectively, the “Advisory Agreements”).  In connection with its review and approval of the Advisory Agreements, the Board considered materials furnished by Rogge and the Adviser.  At the meeting, representatives from the Adviser and Rogge presented information regarding the Fund, and responded to questions from the Trustees.  The Board reviewed the terms of the Advisory Agreements, and discussed the performance goals and fulcrum fee arrangements set forth in the Advisory Agreements.  In their consideration of the proposed Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered.

ADDITIONAL INFORMATION (Unaudited) (Continued)

International Opportunity Bond – Investment Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Investment Advisory Agreement with respect to the Fund included the following:

Nature, Extent and Quality of Services.  The Board reviewed the materials provided by the Adviser at the meeting and discussed the Adviser’s due diligence in selecting sub-advisers and the qualifications, experience and responsibilities of the Adviser’s key personnel in managing the activities of the Funds in the Trust. They noted that the Adviser has demonstrated an ability to attract and retain talented personnel that provide excellent service to the Trust and shareholders.  The Trustees concluded that it is reasonable to expect the Adviser will provide top-quality services to the Fund.

Performance.  The Board discussed that the Adviser does not serve any other funds similar to the Fund.  They considered the Adviser’s past performance with the existing Funds in the Trust and its active and consistent approach to monitoring the performance of the sub-advisers. They discussed the role of the Adviser’s research staff.  The Board concluded that the Adviser’s overall past performance was acceptable and will prove beneficial to the Fund.

Costs of Services.  As to the costs of the services to be provided by the Adviser, the Board, including the Independent Trustees, discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s projected advisory fees and overall expenses compared to the peer groups of similarly managed funds. The Trustees noted that the peer group’s average advisory fee is slightly below the advisory fee of 60 basis points, but the gross estimated expense ratio, assuming no performance fee, is lower than the average of the peer group and Morningstar category.  The Trustees also discussed the total estimated advisory fee (including sub-advisory fees) compared to the peer group and Morningstar category averages, and discussed that the Fund’s total advisory fees are, in total, higher than average.  The Trustees considered the nature of the Fund will require greater oversight by the Adviser than other types of funds and that most of the funds in the peer group are affiliated with large fund complexes that generally benefit from economies of scale.  The Trustees concluded that the proposed advisory fee is reasonable.

Economies of Scale.  As to the extent to which the Fund will realize economies of scale, the Trustees considered whether there will be economies of scale with respect to the management of the Fund.  After discussion, it was the consensus of the Board that any material economies of scale would not be achieved by the Fund in the near term and that it would re-evaluate the matter at the next renewal period.

Profitability.  The Board next considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund.  The Trustees reviewed estimated profitability information provided by the Adviser and noted that the estimated profits are not significant and, if realized, reflect a reasonable profit-margin in light of the Adviser’s responsibility and entrepreneurial risk related to launching a new fund.  The Trustees, including the Independent Trustees, concluded that the Adviser would not reap excessive profits from its relationship with the Fund.

International Opportunity Bond – Rogge Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Rogge Sub-Advisory Agreement with respect to the Fund include the following:

Nature, Extent and Quality of Services.  The Board reviewed information received at the meeting and at a prior Board meeting, and considered the telephonic presentation by a Rogge representative in which the firm’s history and the qualifications and experience of key personnel was discussed. The Board considered Rogge’s almost 30-years’ experience in the global fixed income arena, long-standing relationships with other accounts,  the thoroughness and timeliness of Rogge in responding to information requests from the Adviser, and enthusiasm for managing the Fund.  They discussed with the Trust’s CCO his assessment of Rogge’s compliance program.  The Board, including the Independent Trustees, concluded that Rogge had sufficient resources and depth of experience to provide quality service to the Fund.

Performance.  The Board reviewed data comparing the performance of two international aggregate unhedged accounts managed by Rogge (the “Rogge Accounts”) to the Barclays Global Aggregate-XUSD Index for the1- and 5-years and since inception of each account. The Trustees noted that the returns for the Rogge Accounts were reasonable, particularly over the longer-term, and concluded that Rogge has the potential to deliver reasonable performance for the Fund.

Costs of Services.  As to the cost of the services to be provided by Rogge, the Board considered the Base Fee and Performance Fee components (as defined in the Rogge Sub-Advisory Agreement) of the Fulcrum Fee.  They noted that fulcrum fee will result in a +/-25 basis points adjustment to the Base Fee of 45 basis points based on the performance of the Fund’s Class N share versus the performance benchmark and agreed that the Barclays Global Aggregate Bond ex-US Index Unhedged is an appropriate benchmark for the Fund.  The Trustees discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  The Trustees noted that the Performance Fee rate will

ADDITIONAL INFORMATION (Unaudited) (Continued)

increase/decrease by 0.01% for each 0.04% of outperformance/underperformance of the benchmark and discussed that the base fee is higher than Rogge’s flat fee for managing other accounts.  The Board, including the Independent Trustees, took into account that the minimum fee rate of 20 basis points is low for managing this asset class and concluded that the fee adjustments under the fulcrum fee arrangement are reasonable and appropriate to reward or penalize outperformance or underperformance, respectively and would not be the result of immaterial performance variance.

Economies of Scale.  As to the extent to which the Fund will realize economies of scale, the Board, including the Independent Trustees, concurred that any material economies of scale would not be achieved by the Fund in the near term and that it would re-evaluate the matter at the next renewal period.

Profitability.  The Board next considered the anticipated profits to be realized by Rogge in connection with managing the Fund.  The Trustees noted that no payments will be made by the Fund to Rogge other than fees paid pursuant to the Rogge Sub-Advisory Agreement.  The Board discussed a profitability analysis provided by Rogge.  The Board, including the Independent Trustees, concluded that amount of revenue projected to be earned by Rogge is not unreasonable for managing a global fund.

Conclusion. Having requested and received such information from the Adviser and Rogge as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously concluded that the terms of each Advisory Agreement is fair and reasonable and approval is in the best interest of the Fund, its shareholders and prospective shareholders.

Meeting of the Board of Trustees Held on December 17, 2013

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Dunham Funds (the “Trust”) held on December 17, 2013, the Board, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the renewal of an investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) (“Investment Advisory Agreement”) and sub-advisory agreements (the “Sub-Advisory Agreements”) between the Trust, the Adviser and the following sub-advisers (each a “Sub-Adviser”, collectively, the “Sub-Advisers”) with respect to each of the following: 1)  International Stock with Arrowstreet Capital, L.P. (“Arrowstreet”), 2) Appreciation & Income with Calamos Advisors LLC (“Calamos”), 3) Large Cap Value with C.S. McKee, L.P. (“C.S. McKee”), 4) High-Yield Bond with PENN Capital Management Co., Inc. (“PENN”), 5) Small Cap Growth Fund with Pier Capital, LLC (“Pier”), 6) Corporate/Government Bond with Newfleet Asset Management LLC (“Newfleet”), 7) Monthly Distribution with Westchester Capital Management, LLC (“Westchester”), 8) Loss Averse Equity Income with PVG Asset Management Corporation (“PVG”), 9) Large Cap Growth with Mar Vista Investment Partners, LLC (“Mar Vista”), 10) Focused Large Cap Growth with The Ithaka Group, LLC (“Ithaka”), and 11) Real Estate Stock with Cornerstone Real Estate Advisers LLC (“Cornerstone”) (each a “Fund” and, collectively, the “Funds”).  The Board’s deliberations included the following:

Continuance of Investment Advisory Agreement for each of Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Loss Averse Equity Income, Appreciation & Income, Large Cap Value, Large Cap Growth, Focused Large Cap Growth, Small Cap Value, Small Cap Growth, Real Estate Stock, Alternative Income, International Stock and Emerging Markets Stock

The Trustees reviewed information related to the proposed renewal of the Investment Advisory Agreement with the Trust, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices; (b) the Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds.  The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of the Investment Advisory Agreement included the following:

Nature, Extent and Quality of Services.   As to the nature, extent and quality of the services provided by the Adviser to the Funds, the Trustees noted the level of difficulty involved in actively, consistently and effectively overseeing the Funds’ Sub-Advisers and the value that the Adviser brings to the process. They noted that the Adviser’s investment committee meets at least quarterly to conduct a quantitative and qualitative analysis of each Sub-Adviser and that the Adviser conducts structured conference calls with each Sub-Adviser, monitors the Sub-Advisers’ compliance with their respective Fund’s investment objectives and policies and monitors performance relative to each Fund’s assigned benchmark index and peer group. The Trustees further noted that the Adviser monitors performance and the relationship to fulcrum fees to monitor for situations where Fund performance might be attained by undue risk-taking.  The Trustees discussed the Adviser’s history of hiring and retaining high-quality key personnel, bringing new Funds to market to complement the array of Funds offered to current and prospective shareholders, the Adviser’s integrity, and responsiveness to the Board’s questions and requests for

ADDITIONAL INFORMATION (Unaudited) (Continued)

information.  They acknowledged the Adviser’s commitment to hiring and retaining talented personnel.  The Board concluded that the Adviser had sufficient quality and depth of personnel and resources, and that the nature, overall quality and extent of the services provided by the Adviser to the Trust are satisfactory.

Performance.  As to investment performance, the Board reviewed the performance of each of the Funds as compared to a peer group average (the “Peer Group”) and Morningstar category average (“Morningstar Average”) (collectively, the “Comparison Groups”) for 1-year, 3-year, 5-year and since inception time periods (as applicable):

With respect to Monthly Distribution, the Board noted that the Fund has outperformed its Peer Group and Morningstar Average across all the time periods.   They discussed the 1-year performance of 5.20% compared to 0.83% and 1.98% for the peer group and Morningstar Average, respectively, as well as the superior long-term performance.

With respect to Corporate/Government Bond, the Board noted that the Fund performed in line with the Morningstar Average and slightly underperformed the Peer Group over the past 12-month period; performed in line with the Comparison Groups over the 3-year period; and outperformed its Peer Group and performed in-line with the Morningstar Average over the past 5-year and since inception time periods.  They agreed that, since inception, the Fund has generally performed consistently, relative to the Comparison Groups.

With respect to High-Yield Bond, the Board noted that the Fund has underperformed its Peer Group and Morningstar Category during the relevant time periods.  The Board considered that the Fund’s strategy is generally more conservative in nature and less volatile, which provides for less downside in a negative high-yield environment but at the expense of lower positive performance in more positive high-yield environments.  The Board further noted that since inception, the Fund’s performance was less than 1% lower than its Comparison Groups.

With respect to Loss Averse Equity Income, the Board noted that the Fund has generally lagged the Comparison Groups since the Fund’s inception in 2010.  The Board considered that the Sub-Adviser generally utilizes inverse ETFs to "hedge" the Fund from negative movements in the broad equity indices, such as the S&P 500, which detracted from performance given the S&P 500’s strong performance over the past year.  The Trustees concluded that the Adviser and Sub-Adviser should be evaluated over a full market cycle in light of the Fund’s loss averse strategy.

With respect to Appreciation & Income, the Board noted that the Fund generally performed in line with or outperformed its Comparison Groups across all the time periods.  They considered the Fund’s performance as strong, with since inception and 1-year returns of 5.81% and 11.33%, respectively, compared to 5.53% and 10.88% for the Peer Group and 5.08% and 11.87% for the Morningstar Average, respectively.

With respect to Large Cap Value, the Board noted that the Fund generally performed in line with or outperformed its Comparison Groups across all the time periods.  The Board considered that while the Fund underperformed over the 1-year timeframe, returning 18.16% compared to 20.53% and 21.22% for the Peer Group and Morningstar Average, respectively, it performed in-line with or outperformed over longer timeframes.  The Trustees indicated their satisfaction with the Fund’s performance.

With respect to Large Cap Growth, the Board noted that the Fund underperformed the 5-year and since inception timeframes primarily due to the previous sub-adviser's significant underperformance during the final months of 2008 and the market rebound in early 2009.  The Board considered that the Fund’s 3-year underperformance is far less pronounced and is primarily due to the more conservative style of investing implemented by the current Sub-Adviser. The Trustees agreed that the 1-year performance of 17.70%, while trailing the Morningstar Average of 20.68%, was very encouraging for future results.

With respect to Focused Large Cap Growth, the Board noted that the Fund significantly outperformed over the 1-year and underperformed since inception, with returns of 26.04% and 18.73% over the 1-year and since inception periods, compared to 20.31% and 19.62% for the Peer Group, and 20.68% and 20.47% for the Morningstar Average over the same time periods.   The Board considered that the Fund’s low assets in the first three months of operations detracted from the Fund’s early performance, and overall they were very pleased with the Fund’s returns.

With respect to Small Cap Value, the Board noted that the Fund generally outperformed its Peer Group over the past 3-year and since inception time periods and generally underperformed over the past 1-year and 5-year time periods. The Board considered that the Fund’s sub-adviser was replaced effective July 1, 2013 and the Board will continue to monitor the Sub-Adviser’s progress.

With respect to Small Cap Growth, the Board noted that the Fund significantly outperformed its Peer Group across the 1-year, 3-year, and 5-year and since inception time periods and performed in line with or outperformed the Morningstar Average across each of these the time periods.  They noted with satisfaction the strong 1-year returns of 32.19%, compared

ADDITIONAL INFORMATION (Unaudited) (Continued)

to 25.87% and 30.36% for the Peer Group and Morningstar Average, respectively, and the Sub-Advisor’s ability to capitalize on the strong bull market.

With respect to Real Estate Stock, the Board noted that the Fund performed in line with or outperformed its Comparison Groups across all time periods. They agreed with the Adviser’s assessment of the impact of expenses on Fund performance.

With respect to Alternative Income, the Board noted that the Fund underperformed its Comparison Groups for the 1-year and since inception time periods. The Board considered that the Fund generally does not align with other Funds in its Comparison Groups because the Fund generally invests in securities that generate a higher-than-average dividend yield where the funds in its Comparison Groups generally seek a high total return. They also considered the Adviser’s input that the Fund generally has a higher weighting in MLPs, Utility Stocks, and REITs than the category constituents, and that  these differences generally detracted from performance over the past 1-year and since inception time periods. The Trustees discussed the size of the Fund relative to the size of the Funds in the Comparison Groups, and the correlation of Fund size to overall expenses, and the resulting impact on performance.  The Trustees concluded that the Adviser and Sub-Adviser are managing the Fund consistent with its mandate and performance was acceptable.

With respect to International Stock, the Board noted that the Fund outperformed its Comparison Groups across all the time periods. They were pleased with the Funds 1-year, 3-year, 5-year and since inception performance of 22.61%, 7.38%, 9.39% and 5.72%, respectively, and indicated their satisfaction with both the Adviser and Sub-Adviser.

With respect to Emerging Markets Stock, the Board noted that the Fund generally underperformed its Comparison Groups for the 1-year, 3-year, and since inception time periods and outperformed its Comparison Groups for the 5-year timeframe. The Board considered that the Fund's sub-adviser responsible for this performance was replaced effective July 1, 2013 and noted that the new Sub-Adviser is expected to perform better over the long-term. A representative of the Adviser discussed the Sub-Adviser’s investment philosophy and reminded the Trustees of the Adviser’s work to select the Sub-Adviser.  The Trustees agreed that they are optimistic regarding the Sub-Adviser’s prospects.

As a result of their review, the Trustees concluded that each Fund’s performance was acceptable.

Fees and Expenses.  As to comparative fee information, the Board reviewed the fees and expenses of each of the Funds as compared to the Peer Group and Morningstar Average.

With respect to Monthly Distribution, the Board noted that the net expense ratio was higher than the Comparison Groups.  The Board considered the performance record, noting that Monthly Distribution consistently outperformed the Peer Group and Morningstar Average, and that the investment strategy (i.e., short-selling, option writing, etc.) was a more expensive strategy to execute.

With respect to Corporate/Government Bond, the Board discussed the Fund's management fee and noted the reduction in the base Sub-Advisory fee by 0.05% that became effective in May 2013, noting that the reduction is permanent.

With respect to High-Yield Bond, the Board discussed the Fund's management fee and noted the reduction in the base Sub-Advisory fee by 0.10% that became effective in May 2013.  The Board also noted the reduction in the performance fee rate by 0.10%, which should translate into a lower expense ratio.

With respect to Loss Averse Equity Income, the Board discussed the Fund’s net expense ratio and noted that the Sub-Advisor had contractually agreed to waive a portion of its annual Sub-Advisory fee to maintain the Fund’s total annual operating expenses at 1.59% for Class N Shares, 1.94% for Class A shares, and 2.59% for Class C shares.  They discussed that the agreement was effective as of March 18, 2013 and remains in effect until at least February 28, 2015.

With respect to Appreciation & Income, the Board considered that, although the Fund's net expense ratio was above the Comparison Groups, it was within an acceptable range given its strong performance.

With respect to Large Cap Value, the Board considered that the management fee of 0.77% was slightly below the Peer Group by 0.04% and above the Morningstar Average by 0.12%.

With respect to Large Cap Growth, the Board considered that, although the Fund's net expense ratio was above the Comparison Groups, it was within an acceptable range.

With respect to Focused Large Cap Growth, the Board considered that the management fee of 0.82% was slightly below the Peer Group by 0.04% and above the Morningstar Average by 0.13%.  The Board also considered that the Fund was launched at the end of 2011 and that as the Fund's assets grew the Fund's net total operating expenses would trend lower.

ADDITIONAL INFORMATION (Unaudited) (Continued)

With respect to Small Cap Value, the Board considered that, although the Fund's net expense ratio was above the Comparison Groups, it was within an acceptable range.

With respect to Small Cap Growth, the Board discussed the Fund's management fee and noted that it was lower than the Comparison Groups.  The Board also discussed the Fund’s net expense ratio, which was lower than the Peer Group and within the range of the Morningstar Average.

With respect to Real Estate Stock, the Board discussed the Fund's management fee and noted that it was slightly lower than the Peer Group and slightly above the Morningstar Average.

With respect to Alternative Income, the Board discussed the Fund’s net expense ratio and noted that it was below the Peer Group and above the Morningstar Average.

With respect to International Stock, the Board considered that, although the Fund's net expense ratio was above the Comparison Groups, it was acceptable given the Fund’s strong performance.

With respect to Emerging Markets Stock, the Board discussed the Fund’s management fee and noted that it was below the Comparison Groups.

As to the cost of the services provided by the Adviser, the Trustees reviewed and discussed each Fund’s advisory fees and overall expenses compared to peer groups of similarly managed funds. The Trustees discussed that while the advisory fees do not necessarily have to be the lowest compared to the peer groups, it is their duty to evaluate whether the advisory fees are reasonable.  The Trustees noted that the Adviser’s advisory fees range from 0.50% to 0.65%, which, when combined with the Sub-Advisor fees, are generally higher than the Peer Group averages when a Fund is performing well, but in some cases lower than the Peer Group averages when a Fund is underperforming.  They noted that the Adviser’s fee ranges are reasonably applied based on the nature of the Fund (i.e. bond vs. equity or alternative vs. traditional).  The Trustees noted that currently five Funds are considered “alternative” and generally require enhanced oversight compared to more traditional asset classes.  The Trustees discussed the level of difficulty involved in the Adviser’s oversight of the Funds and its on-going quantitative and qualitative analysis of Sub-Advisers and concluded that the advisory fees are reasonable in light of such services.

Profitability.   The Trustees reviewed an analysis of profitability provided by the Adviser.  The Trustees took into account possible benefits derived by the Adviser from its relationship with the Funds. The Trustees acknowledged that the Adviser, in its capacity as a broker, receives commissions and distribution fees when its customers purchase the Funds, but the Adviser does not execute trades on behalf of the Funds and therefore receives no compensation on portfolio trades.  They concluded that profits from the Adviser’s relationship with each Fund was not only reasonable, but also at a level to adequately incentive the Adviser to continue to provide high quality services.

Economies of Scale.   As to economies of scale, the Trustees noted that the Advisory Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Adviser to share its economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets, however, the Trustees recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Trustees noted that economies of scale would need to be considered in future as net asset levels of the Funds grow.  A representative of the Adviser explained that the Adviser is prepared to offer concessions to the Funds at appropriate asset levels, and in anticipation of such, presented a proposed breakpoint schedule that reflects the economies of scale that the Adviser anticipates realizing.  The Trustees expressed their appreciation for the Adviser’s proactive approach. The Trustees concluded that the absence of breakpoints was acceptable under the current circumstances, and would continue to evaluate the issue with respect to each Fund as asset increase, and work with the Adviser to negotiate reasonable breakpoints.

Continuance of Sub-Advisory Agreements for each of International Stock, Appreciation & Income, Large Cap Value, High Yield Bond, Small Cap Growth, Corporate/Government Bond, Monthly Distribution, Loss Averse Equity Income, Large Cap Growth, Focused Large Cap Growth, and Real Estate Stock

The Trustees discussed the extensive written materials provided by the Adviser and each Sub-Adviser prior to the Meeting.  In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of each of the Sub-Advisory Agreements included the following:

Nature, Extent and Quality of Services.  As to the nature, extent and quality of the services provided by each of the Sub-Advisers, the Board reviewed the materials provided by each Sub-Adviser.  The Trustees considered the experience

ADDITIONAL INFORMATION (Unaudited) (Continued)

and education of the portfolio management and professional staff of each of the Sub-Advisers and noted the Adviser’s overall satisfaction with the level of services provided by each Sub-Adviser.  A representative of the Adviser reviewed their working relationship with each Sub-Adviser, including the observation of the Trust’s Chief Compliance Officer with respect to compliance matters.  The Trustees noted that the Adviser actively and continuously evaluates quality of service delivered by the Sub-Advisers and is satisfied with the current line-up of Sub-Advisers. The Trustees concluded that each of the Sub-Advisers provides a level of service that is consistent with the Board’s expectations.

Performance.  As to the performance of each Sub-Adviser, the Trustees noted its thorough review and discussion of each Fund’s performance during its earlier evaluation of the Advisory Agreement and their conclusion that the performance of each Fund is acceptable.

Cost of Services.   As to the cost of the services provided and the profits realized by each Sub-Adviser, the Board considered the Base Fee (as defined in the Sub-Advisory Agreements) paid to each Sub-Adviser when the performance of the Fund is equal to that of the relevant index plus or minus a “null” zone.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  Where provided, the Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by each Sub-Adviser to its other accounts.  The Board noted its thorough review and discussion of each Fund’s fees and expenses during its earlier evaluation of the Advisory Agreement and their conclusion the fees were within a reasonable range.

The Board then considered the potential fee adjustments to be made to each Fund’s Base Fee based on performance.  The Trustees affirmed their belief that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of each Fund from inception of the contract to date, and the comparative performance of each Fund (based on Class N shares) to the relevant Index.  The Trustees further agreed that the method by which the Performance Fee is calculated under the Sub-Advisory Agreements ensures that any significant fee adjustments are attributable to Sub-Adviser’s skill or lack thereof, rather than to random fluctuations, and the performance fee clearly aligns the Sub-Advisers’ interest with those of the shareholders.  It was the consensus of the Board that the maximum performance adjustment under each Sub-Advisory Agreement continue to reflect performance differences that could reasonably be considered meaningful and significant taking into account each Fund’s size, volatility, diversification and variability of performance differences.  After consideration, the Board was satisfied that in each case, the relationship of the fee adjustments to the Base Fee was not disproportionately large and that each Fund’s sub-advisory fee was acceptable in light of all of the factors discussed.

Profitability.  As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to each Sub-Adviser based on each Fund’s current assets, and noted that payments above the Base Fee are dependent on the Sub-Adviser's performance relative to the applicable Index.  They noted that the Sub-Advisers generally receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Sub-Advisory Agreement and in some cases, soft dollars and brokerage fees paid to affiliates.  The Trustees reviewed financial information and profitability analysis of the Sub-Advisers that provided this information.  The Board concluded that in light of the alignment of interests between the Sub-Advisers and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and no Sub-Advisers would reap excessive profits from its relationship with the Fund because any increase in fees are tied to performance. They noted that the sub-advisory fees will be higher for better performance by a Fund and agreed that profitability did not appear to be excessive in any instance.

Economies of Scale.   The Trustees discussed the relevance of economies of scale in the context of Sub-Advisers that receive a performance based fee.  They agreed that the Adviser had successfully negotiated a favorable Base Fee with each Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent.  The Trustees agreed that pursuing breakpoints with any of the Sub-Advisers would not be in the best interests of shareholders at this time.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of the Investment Advisory Agreement and each of the Sub-Advisory Agreements are fair and reasonable; (b) that the advisory fee and sub-advisory fees were for services different than those provided by any underlying fund’s adviser and are not duplicative; and (c) the Investment Advisory Agreement and each of the Sub-Advisory Agreements are in the best interests of the Funds, their shareholders and their shareholders.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of the Board of Trustees Held on March 25, 2014

New Sub-Advisory Agreement for Focused Large Cap Growth

At a regular meeting (the “Meeting”) of the Board of Trustees of the Dunham Funds held on March 25, 2014, the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as revised (the “1940 Act”) (the “Independent Trustees”), approved a new sub-advisory agreement with The Ithaka Group (“Ithaka” or the “Sub-Adviser”) (the “New Sub-Advisory Agreement”) with respect to the Focused Large Cap Growth, on substantially identical terms as the prior sub-advisory agreement (the “Prior Sub-Advisory Agreement”) with the exception of a new fee schedule.  The Independent Trustees considered materials furnished by Ithaka, including information about, but not limited to, Ithaka’s personnel and operations.  The Independent Trustees noted that with the exception of the date and fees, the New Sub-Advisory Agreement is the same as the Prior Sub-Advisory Agreement.  The Independent Trustees agreed that other than their discussion that day of the new Sub-Advisory fees, their conclusions regarding continuance of the Prior Sub-Advisory Agreement reached at the December 17, 2013 Board meeting were substantially the same and appropriate for adoption that day:

Nature, Extent and Quality of Services.  In considering the approval of the New Sub-Advisory Agreement, the Independent Trustees examined the nature, scope and quality of the services that Ithaka historically had provided to the Fund.  The Independent Trustees took note of the experience of Ithaka’s portfolio managers.  The Independent Trustees also considered the experience of senior personnel at Ithaka.  The Independent Trustees noted that the Adviser actively and continuously evaluates the quality of service delivered by Ithaka and is satisfied with the level of service provided to the Fund and its shareholders.  The Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services currently provided by Ithaka under the Prior Sub-Advisory Agreement and expected to be provided by Ithaka under the New Sub-Advisory Agreement, and such services were reasonable and appropriate in relation to the sub-advisory fee.

Performance.  As to investment performance, the Independent Trustees noted that in December 2013 they reviewed the performance of the Fund as compared to the Peer Group and Morningstar Average, (collectively, the “Comparison Groups”) for 1-year and since inception time periods.   The Independent Trustees noted that the Fund significantly outperformed the Comparison Groups over the 1-year period and slightly underperformed since inception, with returns of 26.04% and 18.73% over the 1-year and since inception periods, respectively, compared to 20.31% and 19.62% for the Peer Group Average, and 20.68% and 20.47% for the Morningstar Average over the same time periods.  The Independent Trustees considered that the Fund’s low assets in the first three months of operations detracted from the Fund’s early performance, and overall they were very pleased with the Fund’s returns.

Cost of Services.  As to the cost of the services, the Independent Trustees considered the Base Fee and Performance Fee components (as defined in the Sub-Advisory Agreement) of the new Fulcrum Fee.  As to comparative fee information, the Independent Trustees noted that, although the Fund's net expense ratio was above the Comparison Groups, it was acceptable given the Fund’s strong performance. The Independent Trustees also noted that while the base fee would increase by 0.01%, the maximum advisory fee that could be earned by Ithaka was reduced by 0.08%, which should help to lower total operating expenses.  The Independent Trustees further noted that the new Performance Fee will result in a +/-15 basis points adjustment to the Base Fee of  35 basis points relative to the fulcrum fee comparative index, the Russell 1000 Growth Index (the “Index”), which caps the potential outperformance fee at a slightly lower level.  They agreed that the Russell 1000 Growth Index continues to be an appropriate index.  They further noted that there will be no adjustment to the Base Fee, i.e., the performance fee rate will be 0% if the Fund performs within the null zone (+/-0.30% relative to the Index). The Independent Trustees discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results and concluded that Sub-Advisory Fee fees would continue to be in a reasonable range. The Independent Trustees agreed that the fee adjustments under the fulcrum fee arrangement are reasonable and appropriate to reward or penalize outperformance or underperformance, respectively and would not be the result of immaterial performance variance.  The Independent Trustees concluded that the Base Fee and Performance Fee under the proposed new Sub-Advisory Agreement are reasonable to keep the Sub-Adviser appropriately incentivized.

Profitability.  As to profitability, the Independent Trustees discussed the total fees previously paid, and expected to be paid to Ithaka based on the Fund’s current assets and projected net assets, and noted that payments above the Base Fee are dependent on the Sub-Adviser's performance relative to the applicable index. The Independent Trustees noted that based on the Fund’s current net assets Ithaka realized a substantial loss in managing the Fund previously.  The Independent Trustees considered that following the consolidation of the two large cap funds in the Trust, Ithaka may receive more in advisory fees even though the base fee only increased by 0.01% due to the fact that Ithaka will manage a larger fund going forward.  The Independent Trustees reviewed financial information and profitability analysis provided by Ithaka. The Independent Trustees agreed that, in light of the alignment of interests between Ithaka and shareholders created by the

ADDITIONAL INFORMATION (Unaudited) (Continued)

performance based fulcrum fee arrangement, the increase is reasonable and Ithaka would not reap excessive profits from its relationship with the Fund because any increase in fees are tied to performance.

Economies of Scale.   The Independent Trustees discussed the relevance of economies of scale in the context of Ithaka noting that it receives a performance based fee. They agreed that the Adviser had successfully negotiated a favorable Base Fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Independent Trustees agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of shareholders at this time.

As a result of their considerations, the Independent Trustees determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.  Accordingly, the Independent Trustees unanimously approved the New Sub-Advisory Agreement.

New Sub-Advisory Agreement for International Stock

At a meeting held on December 17, 2013, the Board of Trustees of the Dunham Funds (the “Board”), including a majority of the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), renewed the sub-advisory agreement with Arrowstreet Capital, Limited Partnership (“Arrowstreet” or the “Sub-Adviser”) as sub-adviser to International Stock.  Subsequent to that meeting, the Board was informed of Arrowstreet’s plan to implement a number of changes to its ownership and corporate governance structure effective April 1, 2014.  Because Arrowstreet’s ownership and governance changes may be deemed to be a "change in control," at a meeting held on March 25, 2014 (the “Meeting’), the Independent Trustees unanimously elected to approve an amended and restated sub-advisory agreement with Arrowstreet (the “New Sub-Advisory Agreement”) on materially identical terms as the prior sub-advisory agreement with Arrowstreet (“Prior Sub-Advisory Agreement”).  In connection with their review and approval of the New Sub-Advisory Agreement with Arrowstreet at the Meeting, the Independent Trustees considered materials furnished by Arrowstreet, including information about, but not limited to, Arrowstreet’s personnel and operations.  The Independent Trustees discussed that the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the New Sub-Advisory Agreement were not being changed.  After reviewing the  materials in light of the New Sub-Advisory Agreement, it was the consensus of the Independent Trustees that their conclusions with respect to approving continuation of the Sub-Advisory Agreement with Arrrowstreet that were discussed at the Board meeting held on December 17, 2013 were unchanged and pertinent to approving the New Sub-Advisory Agreement with Arrowstreet:

Nature, Extent and Quality of Services.  The Independent Trustees reviewed the nature, extent and quality of the services provided by Arrowstreet, including the investment advisory services and the resulting performance of the Fund.  The Independent Trustees reviewed details of the Transaction in order to evaluate Arrowstreet’s history, structure, size and investment experience, visibility and resources, which are needed to attract and retain highly qualified investment professionals.  In evaluating the nature, quality and extent of the services to be provided by Arrowstreet under the New Sub-Advisory Agreement, the Independent Trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of Arrowstreet and how it would affect the Fund, the ability of Arrowstreet to perform its duties after the Transaction and any anticipated changes to the current investment practices and related services provided to the Fund.  The Independent Trustees noted that it was anticipated that the Transaction would not result in a change in the portfolio managers.  The Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services currently provided by Arrowstreet under the Prior Sub-Advisory Agreement and expected to be provided by Arrowstreet under the New Sub-Advisory Agreement, and such services were reasonable and appropriate in relation to the sub-advisory fee.  The Independent Trustees concluded that the quality of services to be provided by Arrowstreet to the Fund after the Transaction should continue to be high.

Performance.  As to investment performance, the Independent Trustees noted that in December 2013 they reviewed the performance of the Fund as compared to a peer group average (the “Peer Group”) and Morningstar category average (“Morningstar Average”) (collectively, the “Comparison Groups”) for 1-year, 3-year, 5-year and since inception time periods. The Independent Trustees noted that the Fund outperformed its Comparison Groups across all these time periods. The Independent Trustees concluded that they were satisfied with the Fund’s performance.

Cost of Services.  The Independent Trustees received and reviewed information regarding the fees to be paid by the Fund to Arrowstreet pursuant to the Sub-Advisory Agreement.  As to comparative fee information, the Independent Trustees noted that, although the Fund's net expense ratio was above the Comparison Groups, it was acceptable given the quality of services provided.  The Independent Trustees noted that the sub-advisory fees payable to Arrowstreet would remain the same under the New Sub-Advisory Agreement as under the Prior Sub-Advisory Agreement.  The Independent

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Arrowstreet in connection with providing such sub-advisory services to the Fund.  The Independent Trustees concluded that the sub-advisory fees were reasonable in light of the factors discussed.

Profitability.  As to profitability, the Independent Trustees noted that as previously determined in December 2013, the fee arrangement was reasonable and Arrowstreet would not reap excessive profits from its relationship with the Fund because any increase in fees are tied to performance.  The Independent Trustees discussed the total fees previously paid, and expected to be paid to the Sub-Adviser based on the Fund’s current assets, and noted that payments above the Base Fee are dependent on the Sub-Adviser's performance relative to the applicable index. The Independent Trustees reviewed financial information and profitability analysis provided by Arrowstreet. The Independent Trustees concluded that in light of the alignment of interests between Arrowstreet and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and it would not reap excessive profits from its relationship with the Fund because any increase in fees are tied to performance. The Independent Trustees noted that they did not expect this to change going forward since there were no changes to the fee arrangements.  The Trustees concluded that Arrowstreet’s expected profitability did not appear to be excessive.

Economies of Scale.    The Independent Trustees discussed the relevance of economies of scale in the context of Arrowstreet noting that it receives a performance based fee. They agreed that the Adviser had successfully negotiated a favorable Base Fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Independent Trustees agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of shareholders at this time.

 As a result of their considerations, the Independent Trustees determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved the New Sub-Advisory Agreement.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period*	Ending Account Value 4/30/14	Expenses Paid During Period*
Class N:
Corporate/Government Bond Fund	1.50%	$1,000.00	$1,023.00	$ 7.52	$1,017.36	$ 7.50
Monthly Distribution Fund	2.19%	$1,000.00	$1,035.60	$11.05	$1,013.93	$10.94
Floating Rate Bond Fund **	1.28%	$1,000.00	$1,010.70	$ 6.38	$1,018.35	$ 6.37
High-Yield Bond Fund	1.12%	$1,000.00	$1,047.50	$ 5.69	$1,019.24	$ 5.61
International Opportunity Bond Fund **	1.41%	$1,000.00	$1,022.90	$ 7.03	$1,017.80	$ 7.05
Loss Averse Equity Income Fund	2.14%	$1,000.00	$1,002.20	$10.62	$1,014.18	$10.69
Alternative Strategy Fund	1.55%	$1,000.00	$ 993.70	$ 7.66	$1,017.11	$ 7.75
Appreciation & Income Fund	1.48%	$1,000.00	$1,047.40	$ 7.51	$1,017.46	$ 7.40
Large Cap Value Fund	1.24%	$1,000.00	$1,082.00	$ 6.40	$1,018.65	$ 6.21
Alternative Income Fund	2.11%	$1,000.00	$1,047.50	$10.71	$1,014.33	$10.54
Focused Large Cap Growth Fund	1.59%	$1,000.00	$ 969.90	$ 5.52	$1,019.19	$ 5.66
Real Estate Stock Fund	1.56%	$1,000.00	$1,090.20	$ 8.08	$1,017.06	$ 7.80
International Stock Fund	2.10%	$1,000.00	$1,025.30	$10.55	$1,014.38	$10.49
Small Cap Value Fund	1.47%	$1,000.00	$1,055.90	$ 7.49	$1,017.50	$ 7.35
Emerging Markets Stock Fund	1.32%	$1,000.00	$ 940.00	$ 6.35	$1,018.25	$ 6.61
Small Cap Growth Fund	2.12%	$1,000.00	$1,004.90	$10.54	$1,014.28	$10.59
Class A:
Corporate/Government Bond Fund	1.75%	$1,000.00	$1,022.50	$ 8.78	$1,016.12	$ 8.75
Monthly Distribution Fund	2.44%	$1,000.00	$1,034.20	$12.31	$1,012.69	$12.18
Floating Rate Bond Fund **	0.86%	$1,000.00	$1,008.60	$ 7.62	$1,017.11	$ 7.61
High-Yield Bond Fund	1.37%	$1,000.00	$1,045.00	$ 6.95	$1,018.00	$ 6.85
International Opportunity Bond Fund **	1.66%	$1,000.00	$1,021.70	$ 8.28	$1,016.56	$ 8.30
Loss Averse Equity Income Fund	2.39%	$1,000.00	$1,001.20	$11.86	$1,012.94	$11.93
Alternative Strategy Fund	1.80%	$1,000.00	$ 992.70	$ 8.89	$1,015.87	$ 9.00
Appreciation & Income Fund	1.73%	$1,000.00	$1,046.80	$ 8.78	$1,016.22	$ 8.65
Large Cap Value Fund	1.49%	$1,000.00	$1,055.00	$ 7.59	$1,017.41	$ 7.45
Alternative Income Fund	2.36%	$1,000.00	$1,045.50	$11.97	$1,013.09	$11.78
Focused Large Cap Growth Fund	1.84%	$1,000.00	$ 968.30	$ 6.73	$1,017.95	$ 6.90
Real Estate Stock Fund	1.81%	$1,000.00	$1,003.80	$ 8.99	$1,015.82	$ 9.05
International Stock Fund	2.35%	$1,000.00	$1,024.20	$11.79	$1,013.14	$11.73
Small Cap Value Fund	1.72%	$1,000.00	$1,055.00	$ 8.76	$1,016.27	$ 8.60
Emerging Markets Stock Fund	1.57%	$1,000.00	$ 938.20	$ 7.54	$1,017.01	$ 7.85
Small Cap Growth Fund	2.37%	$1,000.00	$1,003.80	$11.77	$1,013.04	$11.83

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period*	Ending Account Value 4/30/14	Expenses Paid During Period*
Class C:
Corporate/Government Bond Fund	2.25%	$1,000.00	$1,019.30	$11.27	$1,013.64	$11.23
Monthly Distribution Fund	3.19%	$1,000.00	$1,030.70	$16.06	$1,008.98	$15.89
Floating Rate Bond Fund **	2.03%	$1,000.00	$1,005.70	$11.34	$1,013.41	$11.32
High-Yield Bond Fund	1.87%	$1,000.00	$1,040.00	$ 9.46	$1,015.52	$ 9.35
International Opportunity Bond Fund **	2.16%	$1,000.00	$1,018.20	$10.75	$1,014.08	$10.79
Loss Averse Equity Income Fund	3.14%	$1,000.00	$ 997.70	$15.55	$1,009.22	$15.64
Alternative Strategy Fund	2.55%	$1,000.00	$ 989.40	$12.58	$1,012.15	$12.72
Appreciation & Income Fund	2.48%	$1,000.00	$1,042.50	$12.56	$1,012.50	$12.37
Large Cap Value Fund	2.24%	$1,000.00	$1,076.50	$11.53	$1,013.69	$11.18
Alternative Income Fund	3.11%	$1,000.00	$1,041.70	$15.74	$1,009.37	$15.49
Focused Large Cap Growth Fund	2.59%	$1,000.00	$ 965.60	$10.38	$1,014.23	$10.64
Real Estate Stock Fund	2.56%	$1,000.00	$1,085.10	$13.23	$1,012.10	$12.77
International Stock Fund	3.10%	$1,000.00	$1,020.40	$15.53	$1,009.42	$15.45
Small Cap Value Fund	2.47%	$1,000.00	$1,051.00	$12.56	$1,012.55	$12.33
Emerging Markets Stock Fund	2.32%	$1,000.00	$ 934.90	$11.13	$1,013.29	$11.58
Small Cap Growth Fund	3.12%	$1,000.00	$ 999.80	$15.47	$1,009.32	$15.54

*Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period,

  multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2014).

**Expenses Paid During Period Actual are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period,

  multiplied by 180 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2014).

Privacy Notice

March 2011

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■

Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■

open and account or deposit money

■

direct us to buy securities or direct us to sell your securities

■

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not required for semi-annual reports.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

   /s/ Jeffrey Dunham

       Jeffrey Dunham, President

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

        /s/ Jeffrey Dunham

        Jeffrey Dunham, President

Date

By (Signature and Title)

  /s/ Denise Iverson

       Denise Iverson, Treasurer

Date